Exhibit 10.2

EXECUTION

OAKS FUNDING LLC

Depositor

WELLS FARGO BANK, N.A.

Master Servicer and Securities Administrator

FIVE OAKS ACQUISITION CORP.

Servicing Administrator

and

Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust

Trustee for the benefit of

Oaks Mortgage Trust Series 2015-2

POOLING AND SERVICING AGREEMENT

dated as of November 1, 2015

OAKS MORTGAGE TRUST SERIES 2015-2

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Article V	DISTRIBUTIONS TO HOLDERS OF CERTIFICATES	78

Section 5.01	Distributions Generally	78

Section 5.02	Distributions From the Distribution Account	78

Section 5.03	Allocation of Realized Losses, Net Interest Shortfalls and Subsequent Recoveries	80

Section 5.04	Obligations of the Servicers and the Servicing Administrator	82

Section 5.05	Advances by Master Servicer	82

Section 5.06	Master Servicer Compensating Interest Payments	83

Section 5.07	Distributions and Realized Losses on Uncertificated REMIC Regular Interests	83

Article VI	CONCERNING THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE MASTER SERVICER; EVENTS OF DEFAULT	84

Section 6.01	Duties of Trustee, the Securities Administrator and the Master Servicer	84

Section 6.02	Certain Matters Affecting the Trustee, the Securities Administrator and the Master Servicer	88

Section 6.03	Trustee, Securities Administrator and Master Servicer Not Liable for Certificates	89

Section 6.04	Trustee and Securities Administrator May Own Certificates	90

Section 6.05	Eligibility Requirements for Trustee and Securities Administrator	90

Section 6.06	Resignation and Removal of Trustee and the Securities Administrator	91

Section 6.07	Successor Trustee and Successor Securities Administrator	92

Section 6.08	Merger or Consolidation of Trustee or Securities Administrator	93

Section 6.09	Appointment of Co-Trustee, Separate Trustee or Custodian	93

Section 6.10	Authenticating Agents	94

Section 6.11	Indemnification of the Trustee, the Securities Administrator and the Master Servicer	95

Section 6.12	Fees and Expenses of the Securities Administrator, the Certificate Registrar, the Paying Agent, the Rule 17g-5 Information Provider, the Authenticating Agent, the Trustee and the Custodian	97

Section 6.13	Collection of Monies	97

Section 6.14	Events of Default; Trustee to Act; Appointment of Successor	97

Section 6.15	Additional Remedies of Trustee Upon Event of Default	101

Section 6.16	Waiver of Defaults	102

Section 6.17	Notification to Holders	102

Section 6.18	Directions by Certificateholders and Duties of Trustee During Event of Default	102

Section 6.19	Action Upon Certain Failures of the Master Servicer and Upon Event of Default	103

Section 6.20	Preparation of Tax Returns and Other Reports	103

Section 6.21	Trustee Capacity; Limitation of Liability	104

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ATTACHMENTS

Exhibit A	Forms of Certificates
Exhibit B	Form of Residual Certificate Transfer Affidavit (Transferee)
Exhibit C	Residual Certificate Transfer Affidavit (Transferor)
Exhibit D	Form of Custodial Agreement
Exhibit E-1	Form of Rule 144A Transfer Certificate
Exhibit E-2	Form of Regulation S Transfer Certificate
Exhibit E-3	Form of Purchaser’s Letter for Qualified Institutional Buyer
Exhibit F	Form of Certificateholder Certification
Exhibit G	Form of ERISA Transfer Affidavit
Exhibit H	Servicing Criteria to Be Addressed in Assessment of Compliance
Exhibit I	Form of Certification for NRSROs and Depositor
Exhibit J	Permitted Exchanges
Exhibit K	Form of Exchangeable Notice
Exhibit L	Form of Certificate of Trust

Schedule A	Mortgage Loan Schedule
Schedule B	AAR Agreements

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This POOLING AND SERVICING AGREEMENT, dated as of November 1, 2015 (this “Agreement”), is by and among OAKS FUNDING LLC, a Delaware limited liability company, as depositor (the “Depositor”), Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, a federal savings bank, as trustee (the “Trustee”) for the benefit of Oaks Mortgage Trust Series 2015-2 (the “Trust”), FIVE OAKS ACQUISITION CORP., a Delaware corporation, as servicing administrator (the “Servicing Administrator”), and WELLS FARGO BANK, N.A., a national banking association, in its dual capacities as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”).

PRELIMINARY STATEMENT

The Depositor has acquired the Mortgage Loans from the Sponsor and at the Closing Date is the owner of the Mortgage Loans and related property being conveyed by the Depositor to the Trustee hereunder for the benefit of the Trust for inclusion in the Trust Fund. On the Closing Date, the Depositor will acquire the Certificates from the Trust as consideration for the Depositor’s transfer to the Trust Fund of the Mortgage Loans, and the other property constituting the Trust Fund but excluding the related Servicing Rights. The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the related property constituting the Trust Fund for the benefit of the Trust. All covenants and agreements made by (i) the Sponsor in the Mortgage Loan Purchase Agreement and in this Agreement and (ii) the Depositor, the Master Servicer, the Securities Administrator and the Trustee herein, with respect to the Mortgage Loans and the other property constituting the Trust Fund, are for the benefit of the Trust. The Depositor, the Master Servicer, the Securities Administrator and the Trustee for the benefit of the Trust are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

As provided herein, the Trustee is hereby directed by the Depositor to elect that the Trust Fund be treated for federal income tax purposes as comprising two real estate mortgage investment conduits (each, a “REMIC” or, in the alternative, the “Lower-Tier REMIC” or the “Upper-Tier REMIC,” as applicable). In addition, the Securities Administrator shall be deemed to acquire and hold in a subtrust created hereunder certain uncertificated regular interests in the Upper-Tier REMIC, which subtrust shall be treated as a separate grantor trust for tax purposes as further described in Section 3.11 hereof.

The Lower-Tier REMIC shall hold as its assets all property of the Trust Fund other than the interests in any REMIC formed hereby. The Class LT-R Certificate evidences ownership of the residual interest in the Lower-Tier REMIC (the “LT-R Interest”) and the LT-R Interest is hereby designated as the sole Class of residual interest in the Lower-Tier REMIC. Each Lower-Tier REMIC Regular Interest referenced in the chart below that describes the Lower-Tier REMIC shall be uncertificated and is hereby designated as a regular interest in the Lower-Tier REMIC.

The Upper-Tier REMIC shall hold as its assets all of the Lower-Tier REMIC Regular Interests issued by the Lower-Tier REMIC. The Class R Certificate evidences ownership of the residual interest in the Upper-Tier REMIC (the “UT-R Interest”) and the UT-R Interest is hereby designated as the sole Class of residual interest in the Upper-Tier REMIC. Each Upper-Tier Interest referenced in the chart below that describes the Upper-Tier REMIC is hereby designated as a regular interest in the Upper-Tier REMIC.

For all purposes other than federal tax purposes, each Certificate evidences an ownership interest in the Trust. For federal taxation purposes, each Certificate (other than the Class R Certificate, the Class LT-R Certificate, any Initial Exchangeable Certificate (as defined herein) and any Exchangeable Certificate (as defined herein)) evidences ownership of a Certificated Upper-Tier Interest (as defined herein) that is referenced as corresponding to such Certificate in the chart below that describes the Certificates. Each Initial Exchangeable Certificate and each Exchangeable Certificate evidences ownership of an undivided interest in the Exchangeable Subtrust, as further described in Section 3.11 hereof, which subtrust shall be deemed to own the Uncertificated Upper-Tier Interests (as defined herein).

The REMICs created hereunder shall be administered for tax purposes as provided in this Preliminary Statement and Article X hereof. The Exchangeable Subtrust shall be administered for tax purposes as provided in this Preliminary Statement, Article X and Sections 3.10 and 3.11 hereof.

Lower-Tier REMIC

As provided herein, the Trustee, at the direction of the Depositor, will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a “REMIC”) for federal income tax purposes, and such segregated pool of assets will be designated as the “Lower-Tier REMIC.” The LT-R Interest will represent the sole class of “residual interests” in the Lower-Tier REMIC for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, the initial Uncertificated Certificate Principal Amount and the Uncertificated Lower-Tier REMIC Interest Rate for each of the “regular interests” in the Lower-Tier REMIC (the “Lower-Tier REMIC Regular Interests”). None of the Lower-Tier REMIC Regular Interests will be certificated. The latest possible maturity date (determined for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) of each of the Lower-Tier REMIC Regular Interests will be the Latest Possible Maturity Date as defined herein.

Designation	Initial Uncertificated Certificate Principal Amount or Notional Amount	Uncertificated Lower-Tier REMIC Interest Rate	Corresponding Classes of Upper-Tier Interests
LT-A-6	$15,327,000	(1)	UT-A-6, UT-A-X-1, UT-A-X-5
LT-A-9	$160,183,000	(1)	UT-A-9, UT-A-X-1, UT-A-X-6
LT-A-11	$53,394,000	(1)	UT-A-11, UT-A-X-1, UT-A-X-7
LT-B-1	$8,041,000	(1)	UT-B-1
LT-B-2	$5,653,000	(1)	UT-B-2
LT-B-3	$4,146,000	(1)	UT-B-3
LT-B-4	$2,010,000	(1)	UT-B-4
LT-B-5	$1,257,000	(1)	UT-B-5
LT-B-6	$1,256,547	(1)	UT-B-6

(1)	Net WAC Rate.

The Upper-Tier REMIC

As provided herein, the Trustee, at the direction of the Depositor, will make an election to treat the segregated pool of assets consisting of the Lower-Tier REMIC Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated the “Upper-Tier REMIC”. The Class UT-A-6, UT-A-9, UT-A-11, UT-A-X-1, UT-A-X-5, UT-A-X-6, UT-A-X-7, UT-B-1, UT-B-2, UT-B-3, UT-B-4, UT-B-5 and UT-B-6 Upper-Tier Interests referenced below each constitute regular interests in the Upper-Tier REMIC that correspond to the Certificates indicated in the chart below, and the UT-R Interest corresponds to the Class R Certificate and constitutes the sole Class of residual interest in the Upper-Tier REMIC. The latest possible maturity date (determined for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) of each of the regular interests in the Upper-Tier REMIC will be the Latest Possible Maturity Date as defined herein.

Designation	Initial Certificate Principal Amount or Notional Amount		Interest Rate	Corresponding Classes of Certificates
UT-A-6	$15,327,000		(1)	Class A-1, Class A-2, Class A-5, Class A-6, Class A-7

UT-A-9	$160,183,000		(1)	Class A-1, Class A-2, Class A-3, Class A-4, Class A-7, Class A-8, Class A-9

UT-A-11	$53,394,000		(1)	Class A-1, Class A-2, Class A-3, Class A-4, Class A-7, Class A-10, Class A-11

UT-A-X-1	$228,904,000	(2)	(3)	Class A-X-1, Class A-X-2, Class A-7

UT-A-X-5	$15,327,000	(4)	(5)	Class A-X-2, Class A-X-3, Class A-X-5, Class A-1, Class A-5, Class A-7

UT-A-X-6	$160,183,000	(6)	(5)	Class A-X-2, Class A-X-3, Class A-X-4, Class A-X-6, Class A-1, Class A-3, Class A-7, Class A-8

UT-A-X-7	$53,394,000	(7)	(5)	Class A-X-2, Class A-X-3, Class A-X-4, Class A-X-7, Class A-1, Class A-3, Class A-7, Class A-10

UT-B-1	$8,041,000		(8)	Class B-1

UT-B-2	$5,653,000		(8)	Class B-2

UT-B-3	$4,146,000		(8)	Class B-3

UT-B-4	$2,010,000		(8)	Class B-4

UT-B-5	$1,257,000		(8)	Class B-5

UT-B-6	$1,256,547		(8)	Class B-6

(1)	Upper-Tier Interests UT-A-6, UT-A-9 and UT-A-11 will each bear interest at 3.00% per annum, subject to a cap equal to the Net WAC Rate.

(2)	Upper Tier Interest UT-A-X-1 is not entitled to distributions of principal, but will accrue interest on a notional amount equal to the aggregate Uncertificated Certificate Principal Amount of Lower-Tier REMIC Regular Interests LT-A-6, LT-A-9 and LT-A-11.

(3)	Upper Tier Interest UT-A-X-1 will bear interest at a rate equal to the excess, if any, of (x) the Net WAC Rate over (y) 3.50% per annum.

(4)	Upper-Tier Interest UT-A-X-5 is not entitled to distributions of principal, but will accrue interest on a notional amount equal to the Uncertificated Certificate Principal Amount of Lower-Tier REMIC Regular Interest LT-A-6.

(5)	Upper-Tier Interests UT-A-X-5, UT-A-X-6 and UT-A-X-7 will each bear interest at a rate equal to the excess, if any, of (x) the Net WAC Rate over (y) the greater of (A) 3.00% per annum and (B) the difference between (i) the Net WAC Rate and (ii) 0.50% per annum.

(6)	Upper-Tier Interest UT-A-X-6 is not entitled to distributions of principal, but will accrue interest on a notional amount equal to the Uncertificated Certificate Principal Amount of Lower-Tier REMIC Regular Interest LT-A-9.

(7)	Upper-Tier Interest UT-A-X-7 is not entitled to distributions of principal, but will accrue interest on a notional amount equal to the Uncertificated Certificate Principal Amount of Lower-Tier REMIC Regular Interest LT-A-11.

(8)	Net WAC Rate.

On each Distribution Date, the Available Distribution Amount distributable as interest and principal on the Certificates shall be deemed to have been distributed as interest and principal with respect to the Upper-Tier Interests to the same extent that such amounts are allocated to the Corresponding Class of Certificates. Such amounts will be allocated to the Upper-Tier Interests on a pro rata basis to the extent a Corresponding Class of Certificates has more than one (1) related Upper-Tier Interest. For the avoidance of doubt, amounts allocated to the Class LT-R Certificate pursuant to Section 5.02(a) shall be excluded from the Available Distribution Amount for the Upper-Tier REMIC.

The foregoing REMIC structure is intended to cause all of the cash flow from the Mortgage Loans (other than amounts distributable on the Class LT-R Certificates) to flow through to the Upper-Tier REMIC without creating any shortfall—actual or potential (other than for credit losses). To the extent that the structure has diverged from such intention, the parties hereto agree to amend the terms of this Agreement pursuant to Section 11.03(a) without the consent of Certificateholders (so long as such amendment does not materially adversely affect Certificateholders) to resolve any ambiguities and rectify any drafting errors to accomplish such intention.

The Certificates

The following table describes the Class designation, initial Certificate Principal Amount (or initial Certificate Notional Amount), Certificate Interest Rate, minimum denomination for each Class of Certificates comprising interests in the Trust Fund created hereunder and whether such Certificate evidences ownership of a Certificated Upper-Tier Interest or ownership of an interest in the Exchangeable Subtrust that holds the Uncertificated Upper-Tier Interests.

Class Designation	Initial Certificate Principal Amount or Notional Amount		Certificate Interest Rate(1)		Minimum Denominations or Percentage Interest	Corresponding Ownership for Tax
Offered Certificates
Class A-1	$228,904,000		3.50	%(2)	$100,000	Exchangeable Subtrust/Uncertificated Upper-Tier Interest
Class A-X-1(3)	$228,904,000	(5)	0.41	%(6)	$1,000,000	Initial Exchangeable Subtrust/ Uncertificated Upper-Tier Interest
Class A-2(3)	$228,904,000		3.00	%(2)	$100,000	Exchangeable Subtrust/Uncertificated Upper-Tier Interest
Class A-X-2(3)	$228,904,000	(5)	0.91	%(7)	$1,000,000	Exchangeable Subtrust/ Uncertificated Upper-Tier Interest
Class A-X- 3(3)	$228,904,000	(5)	0.50	%(8)	$1,000,000	Exchangeable Subtrust/ Uncertificated Upper-Tier Interest
Class A-3(3)	$213,577,000		3.50	%(2)	$100,000	Exchangeable Subtrust/Uncertificated Upper-Tier Interest
Class A-4(3)	$213,577,000		3.00	%(2)	$100,000	Exchangeable Subtrust/Uncertificated Upper-Tier Interest
Class A-X-4(3)	$213,577,000	(5)	0.50	%(8)	$1,000,000	Exchangeable Subtrust/ Uncertificated Upper-Tier Interest
Class A-5(3)	$15,327,000		3.50	%(2)	$100,000	Exchangeable Subtrust/Uncertificated Upper-Tier Interest
Class A-6(3)	$15,327,000		3.00	%(2)	$100,000	Initial Exchangeable Subtrust/Uncertificated Upper-Tier Interest
Class A-X- 5(3)	$15,327,000	(5)	0.50	%(8)	$1,000,000	Initial Exchangeable Subtrust/ Uncertificated Upper-Tier Interest
Class A-7(3)	$228,904,000		3.91	%(4)	$100,000	Exchangeable Subtrust/Uncertificated Upper-Tier Interest
Class A-8(3)	$160,183,000		3.50	%(2)	$100,000	Exchangeable Subtrust/ Uncertificated Upper-Tier Interest
Class A-9(3)	$160,183,000		3.00	%(2)	$100,000	Initial Exchangeable Subtrust/ Uncertificated Upper-Tier Interest
Class A-X-6(3)	$160,183,000	(5)	0.50	%(8)	$1,000,000	Initial Exchangeable Subtrust/ Uncertificated Upper-Tier Interest
Class A-10(3)	$53,394,000		3.50	%(2)	$100,000	Exchangeable Subtrust/ Uncertificated Upper-Tier Interest
Class A-11(3)	$53,394,000		3.00	%(2)	$100,000	Initial Exchangeable Subtrust/ Uncertificated Upper-Tier Interest
Class A-X-7(3)	$53,394,000	(5)	0.50	%(8)	$1,000,000	Initial Exchangeable Subtrust/ Uncertificated Upper-Tier Interest
Class B-1	$8,041,000		3.91	%(4)	$100,000	Certificated Upper-Tier Interest
Class B-2	$5,653,000		3.91	%(4)	$100,000	Certificated Upper-Tier Interest
Class B-3	$4,146,000		3.91	%(4)	$100,000	Certificated Upper-Tier Interest
Class B-4	$2,010,000		3.91	%(4)	$100,000	Certificated Upper-Tier Interest
Class B-5	$1,257,000		3.91	%(4)	$100,000	Certificated Upper-Tier Interest
Class B-6	$1,256,547		3.91	%(4)	$100,000	Certificated Upper-Tier Interest
Non-Offered Certificates
Class R	N/A		N/A		100%	Certificated Residual in Upper-Tier REMIC
Class LT-R	N/A		N/A		100%	Certificated Residual in the Lower-Tier REMIC

(1)	Each Certificate Interest Rate is subject to the Net WAC Rate for such Distribution Date or will be the Net WAC Rate for such Distribution Date.

(2)	The Certificate Interest Rate on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class A-9, Class A-10 and Class A-11 Certificates with respect to any Distribution Date will be a per annum rate equal to the lesser of (i) the initial Certificate Interest Rate set forth in the table above and (ii) the Net WAC Rate for such Distribution Date.

(3)	All or a portion of the Initial Exchangeable Certificates can be exchanged for the Exchangeable Certificates and vice versa in the combinations set forth in Exhibit J. In addition, certain Exchangeable Certificates can be exchanged for other Exchangeable Certificates, and vice versa. On the Closing Date the aggregate Certificate Principal Amount of the Senior Certificates will equal $228,904,000. All exchanges are subject to certain requirements of the Securities Administrator as described herein.

(4)	The Certificate Interest Rate on the Class A-7, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will each bear interest at a variable pass-through rate equal to the Net WAC Rate. The initial interest rate for the Subordinate Certificates with respect to the first Distribution Date will be 3.91% per annum.

(5)	Notional Amount. The Class A-X-1, Class A-X-2, Class A-X-3, Class A-X-4, Class A-X-5, Class A-X-6 and Class A-X-7 Certificates are Interest-Only Certificates that are not entitled to distributions of principal. The Class A-X-1, Class A-X-2 and Class A-X-3 Certificates will accrue interest on a Notional Amount equal to the allocable portion of the aggregate Certificate Principal Amounts of the Class A-6, Class A-9 and Class A-11 Certificates as adjusted with respect to any exchanges made for Exchangeable Certificates. The Class A-X-4 Certificates will accrue interest on a Notional Amount equal to the allocable portion of the aggregate Certificate Principal Amounts of the Class A-9 and Class A-11 Certificates as adjusted with respect to any exchanges made for Exchangeable Certificates. The Class A-X-5 Certificates will accrue interest on a Notional Amount equal to the allocable portion of the Certificate Principal Amount of the Class A-6 Certificates as adjusted with respect to any exchanges made for Exchangeable Certificates. The Class A-X-6 Certificates will accrue interest on a Notional Amount equal to the allocable portion of the Certificate Principal Amount of the Class A-9 Certificates as adjusted with respect to any exchanges made for Exchangeable Certificates. Class A-X-7 Certificates will accrue interest on a Notional Amount equal to the allocable portion of the Certificate Principal Amount of the Class A-11 Certificates as adjusted with respect to any exchanges made for Exchangeable Certificates.

(6)	The Certificate Interest Rate on the Class A-X-1 Certificates with respect to any Distribution Date will be a per annum rate equal to the excess, if any, of (i) the Net WAC Rate for such Distribution Date over (ii) 3.50%.

(7)	The Certificate Interest Rate on the Class A-X-2 Certificates with respect to any Distribution Date will be a per annum rate equal to the excess, if any, of (i) the Net WAC Rate for such Distribution Date over (ii) 3.00%.

(8)	The Certificate Interest Rate on the Class A-X-3, Class A-X-4, Class A-X-5, Class A-X-6 and Class A-X-7 Certificates with respect to any Distribution Date will be a per annum rate equal to the lesser of (i) the excess, if any, of the Net WAC Rate for such Distribution Date minus 3.00% and (ii) 0.50%.

In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee hereby agree as follows.

Article I

DEFINITIONS

Section 1.01	Definitions. The following words and phrases, unless the context otherwise requires, shall have the following meanings:

AAR Agreement: Each assignment, assumption and recognition agreement listed on Schedule B among an Originator, Five Oaks Acquisition Corp., as assignor, and the Trustee, pursuant to which the related Purchase Agreement (including the representations and warranties relating to the Mortgage Loans therein) is assigned to the Trustee for the benefit of the Trust.

Accepted Master Servicing Practices: With respect to any Mortgage Loan, those mortgage master servicing practices of prudent mortgage master servicing institutions that master service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

Accepted Servicing Practices: With respect to Cenlar, Customary Servicing Procedures as defined in the Cenlar Servicing Agreement, with respect to PHH, Accepted Servicing Practices as defined in the PHH Servicing Agreement, with respect to SPS, Accepted Servicing Practices as defined in the SPS Servicing Agreement and with respect to Shellpoint, Accepted Servicing Practices as defined in the Shellpoint Servicing Agreement.

Accountant: A Person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

Accountant’s Attestation: As defined in Section 9.13(a).

Accrual Period: With respect to any Distribution Date and for each Class of Certificates, the calendar month immediately preceding the month in which the Distribution Date occurs. For each Distribution Date and each related Accrual Period, interest will be calculated on the basis of a 360-day year consisting of twelve (12) 30-day months.

Advance: The payments required to be made by the Master Servicer, the Servicer or the Servicing Administrator with respect to any Distribution Date pursuant to this Agreement or the related Servicing Agreement, as applicable, the amount of any such payment being equal to the aggregate of the Scheduled Payments of principal and interest (net of the Master Servicing Fee and the Servicing Fee) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date or, less the aggregate amount of any such late payments that the Master Servicer, the Servicer or the Servicing Administrator, as applicable, have determined would constitute Nonrecoverable Advances if advanced.

Adverse Grantor Trust Event: Any event that would cause the Exchangeable Subtrust to lose its status as a grantor trust for federal income tax purposes.

Adverse REMIC Event: Either (i) loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Preliminary Statement to this Agreement (other than pursuant to a “qualified liquidation” within the meaning of Section 860F(a)(4) of the Code), or (ii) imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions, and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMIC created hereunder to the extent such tax would be payable from assets held as part of the Trust Fund.

Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Aggregate Expense Rate: The sum of the Aggregate Servicing Fee Rate, the Master Servicing Fee Rate and the Trustee Fee Rate.

Aggregate Servicing Fee Rate: 0.25% per annum.

Aggregate Stated Principal Balance: As to any date of determination, the aggregate Stated Principal Balance of the Mortgage Loans that were outstanding as of the most recent Due Date.

Aggregate Subordinate Percentage: With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Certificate Principal Amount of the Subordinate Certificates prior to any distributions of principal and allocations of Realized Losses, Certificate Writedown Amounts or Subsequent Recoveries on such Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans as of the preceding Distribution Date.

Aggregate Voting Interests: The aggregate of the Voting Interests of all the Certificates under this Agreement.

Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

Applicable Credit Support Percentage: For each Class of Subordinate Certificates and any Distribution Date, the sum of the Class Subordination Percentage of that Class and the aggregate Class Subordination Percentage of all other Classes (if any) of Subordinate Certificates having lower payment priorities than that Class.

Assessment of Compliance: As defined in Section 9.12(a).

Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein or if the related Mortgage has been recorded in the name of MERS or its designee, such actions as are necessary to cause the Issuer or its designee to be shown as the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 6.10 until any successor authenticating agent for the Certificates is named, and thereafter “Authenticating Agent” shall mean any such successor. The initial Authenticating Agent shall be the Securities Administrator.

Authorized Officer: Any Person who may execute an Officer’s Certificate on behalf of the Depositor.

Available Distribution Amount: With respect to any Distribution Date, the sum of the following amounts:

(A) (i) all Scheduled Payments of interest (net of the Servicing Fees, the Master Servicing Fee and the Trustee Fee) and principal due during the related Due Period and received by the related Determination Date, together with any Advances in respect thereof or collections or Advances with respect to a prior Due Period that were not included in the Available Distribution Amount for a previous Distribution Date; (ii) Insurance Proceeds received during the related Prepayment Period; (iii) Liquidation Proceeds received during the related Prepayment Period (net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances and Servicing Advances, if any); (iv) Subsequent Recoveries received during the related Prepayment Period and any amounts received by the Trustee since the prior Distribution Date as reimbursements for expenses or other amounts that were previously applied to reduce the Available Distribution Amount and were not applied to reduce the Net WAC Rate for any Distribution Date; (v) all Principal Prepayments, together with any accrued interest thereon, identified as having been received on the Mortgage Loans during the related Prepayment Period, plus any amounts received from the related Servicer or the Servicing Administrator in respect of Net Prepayment Interest Shortfalls or Prepayment Interest Shortfalls (or received from the Master Servicer in the event the related Servicer or Servicing Administrator defaults on its obligation to pay Net Prepayment Interest Shortfalls or Prepayment Interest Shortfalls) on such Mortgage Loans; (vi) amounts received since the prior Distribution Date (or the Closing Date in the case of the first Distribution Date) as the Substitution Amount and the Repurchase Price of each Mortgage Loan repurchased by an Originator or the Sponsor during the related Prepayment Period in connection with a related Remedy Obligation as a result of a Material Breach or a Material Document Defect or by an Originator as a result of an early payment default provision in the related AAR Agreement, other than any portion of the repurchase price that represents reimbursement of expenses or payment of damages; (vii) amounts received from a governmental authority in connection with any purchases of Mortgage Loans through the power of eminent domain (without duplication of amounts set forth in clause (iii) above); and (viii) the Clean-Up Call Price paid by the Servicing Administrator or the Master Servicer to purchase the Mortgage Loans and terminate the Trust, if applicable, other than the portion of the Clean-Up Call Price required to be paid to other parties that is not subtracted pursuant to clauses (B), (C) and (D) below;

minus the sum of the following amounts:

(B) amounts applied to reimburse all Advances and Servicing Advances previously made and other amounts as to which the Servicers (or any successor servicer) or the Servicing Administrator are entitled to be reimbursed pursuant to the applicable Servicing Agreements, without duplication to the extent such reimbursement has reduced the amount determined in clause (A) above;

(C) amounts applied to reimburse Advances previously made by the Master Servicer as to which it is entitled to be reimbursed pursuant to the related Servicing Agreement or this Agreement, as applicable; and

(D) an amount equal to all Extraordinary Trust Expenses (except as otherwise provided in the definition thereof), payable or reimbursable to the Master Servicer, the Securities Administrator and the Trustee from the Trust Fund hereunder and the Custodian under the Custodial Agreement, subject to the annual expense limits as described in the definition of Extraordinary Trust Expenses.

Bankruptcy: As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the Bankruptcy Code or any other similar state laws.

Bankruptcy Code: The United States Bankruptcy Code, as amended.

Basic Documents: This Agreement, the Purchase Agreements, the Servicing Agreements and any other agreements relating to the servicing of the Mortgage Loans, the AAR Agreements, the Custodial Agreement and any amendment or supplement to any such document.

Benefit Plan Opinion: An Opinion of Counsel satisfactory to the Certificate Registrar, the Depositor and the Trustee to the effect that any proposed transfer will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.

Book-Entry Certificates: Beneficial interests in Certificates designated as “Book-Entry Certificates” in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a Book-Entry Termination whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be “Book-Entry Certificates.” As of the Closing Date, the following Classes of Certificates constitute Book-Entry Certificates: Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-X-1, Class A-X-2, Class A-X-3, Class A-X-4, Class A-X-5, Class A-X-6, Class A-X-7, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

Book-Entry Termination: As defined in Section 3.09(c).

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the States of Maryland, Delaware, Minnesota or New York, (iii) a day on which banking institutions in the States of Maryland, Delaware, Minnesota or New York, or any city in which the Corporate Trust Office of the Trustee or the Securities Administrator is located, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Cenlar: Cenlar FSB.

Cenlar-Serviced Mortgage Loans: The Mortgage Loans for which Cenlar is identified on the Mortgage Loan Schedule as the servicer.

Cenlar Servicing AAR: Assignment, Assumption and Recognition Agreement by and among Five Oaks Acquisition Corp., as assignor and servicing administrator, the Depositor, Cenlar and the Trustee, dated as of November 10, 2015, pursuant to which the Sponsor’s rights with respect to the Cenlar Servicing Agreement are assigned in part to the Trust Fund.

Cenlar Servicing Agreement: The Flow Mortgage Loan Securitization Subservicing Agreement by and between Cenlar and Five Oaks Acquisition Corp., as owner and servicing administrator, and Five Oaks Investment Corp., as guarantor, dated as of April 1, 2015, as amended or supplemented from time to time as permitted thereunder and as modified by the Cenlar Servicing AAR.

Cenlar Servicing Fee: As to any Distribution Date and each Cenlar-Serviced Mortgage Loan, the servicing compensation payable to Cenlar or any successor servicer under the Cenlar Servicing Agreement on such Distribution Date pursuant to the Cenlar Servicing Agreement.

Certificate: Any one of the certificates signed by the Trustee and authenticated by the Securities Administrator as Authenticating Agent in substantially the forms attached hereto as Exhibit A.

Certificate Interest Rate: With respect to each Class of Certificates, the per annum rate described in the Preliminary Statement to this Agreement.

Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

Certificate of Trust: As defined in Section 1A.03.

Certificate Principal Amount: With respect to any Certificate (other than the Interest-Only Certificates and the Residual Certificates) and any Distribution Date, the maximum specified dollar amount of principal to which the Holder thereof is then entitled under this Agreement, that amount being equal to the initial principal amount set forth on the face of such Certificate less (i) the amount of all principal distributions previously made with respect to that Certificate; (ii) the principal portion of any Realized Losses previously allocated to that Certificate; and (iii) any Certificate Writedown Amount or portion thereof previously allocated to that Certificate; provided, however, that on any Distribution Date on which a Subsequent Recovery or any amount described in clause (4) of the definition of Senior Principal Distribution Amount or Subordinate Principal Distribution Amount is distributed, the Certificate Principal Amount of any Certificate to which a Realized Loss amount or Certificate Writedown Amount had previously been applied will be increased in accordance with Section 5.03(c), by an amount equal to the lesser of (A) the principal portion of any Realized Loss amount or Certificate Writedown Amount previously allocated to that Certificate to the extent not previously recovered and (B) the sum of (x) the principal portion of any Subsequent Recovery allocable to such Certificate after application (for this purpose) to more senior Classes of Certificates pursuant to this Agreement and (y) any amount described in clause (4) of the definition of Senior Principal Distribution Amount or Subordinate Principal Distribution Amount after application (for this purpose) to more senior Classes of Certificates pursuant to this Agreement; and provided further that on any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans exceeds the aggregate Certificate Principal Amount of the Certificates, such excess (including any excess attributable to the allocation of Principal Forbearance Amounts) will be allocated (in the same manner as Subsequent Recoveries are allocated pursuant to Section 5.03(c)) to increase the Certificate Principal Amount of any Certificate to which a Realized Loss amount or Certificate Writedown Amount has previously been allocated, up to the principal amount of such Realized Loss amount or Certificate Writedown Amount to the extent not previously recovered. For the sake of clarity, no payment of Fixed Fees will reduce the Certificate Principal Amount with respect to any Certificates.

The Interest-Only Certificates and the Residual Certificates are issued without Certificate Principal Amounts. Notwithstanding the foregoing, the Certificate Principal Amount of the Initial Exchangeable Certificates and the Exchangeable Certificates will be subject to increase or decrease from time to time in connection with exchanges of such Certificates as described herein. When “Certificate Principal Amount” is used with reference to any Class or Classes of Certificates, such term shall mean the aggregate of the Certificate Principal Amounts of all Certificates of such Class or Classes. With respect to any Uncertificated Upper-Tier Interest (other than the interest-only Upper-Tier Interests), the initial Certificate Principal Amount as shown or described in the related table set forth in the Preliminary Statement to this Agreement for the Upper-Tier REMIC, as reduced by principal distributed with respect to such Uncertificated Upper-Tier Interest, and Realized Losses or Certificate Writedown Amounts allocated to such Uncertificated Upper-Tier Interest at the date of determination.

Certificate Purchase Agreement: The Certificate Purchase Agreement, dated November 5, 2015, among the Depositor, the Sponsor and the Initial Purchasers.

Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 3.02. The initial Certificate Registrar shall be the Securities Administrator.

Certificate Writedown Amount: The amount by which the aggregate Certificate Principal Amount of all the Certificates (other than the Interest-Only Certificates and the Residual Certificates) on any Distribution Date (after giving effect to distributions of principal and allocations of Realized Losses on that Distribution Date) exceeds the Aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date.

Certificated Upper-Tier Interest: Any or all, as the context requires, of the following regular interests in the Upper-Tier REMIC described in the Preliminary Statement to this Agreement as the Class UT-B1 Upper Tier Interest, Class UT-B2 Upper Tier Interest, Class UT-B3 Upper Tier Interest, Class UT-B4 Upper Tier Interest, Class UT-B5 Upper Tier Interest and Class UT-B6 Upper Tier Interest.

Certificateholder: The meaning provided in the definition of “Holder.”

Civil Relief Act: The Servicemembers Civil Relief Act, as amended, or any similar state or local law.

Class: Collectively, Certificates bearing the same class designation. In the case of each Lower-Tier REMIC Regular Interest or Uncertificated Upper-Tier Interest, the term “Class” refers to all Lower-Tier REMIC Regular Interests or Uncertificated Upper-Tier Interests having the same alphanumeric designation.

Class B Certificates: Collectively, the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

Class LT-R Certificate: The Class LT-R Certificate executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing the ownership of the LT-R Interest.

Class R Certificate: The Class R Certificate executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing the ownership of the UT-R Interest.

Class Subordination Percentage: For any Distribution Date and each Class of Subordinate Certificates, an amount equal to a fraction (expressed as a percentage), the numerator of which is the Certificate Principal Amount of that Class prior to any distributions of principal and allocations of Realized Losses, Certificate Writedown Amounts or Subsequent Recoveries on such Distribution Date and the denominator of which is the aggregate of the Certificate Principal Amount of all Classes of Certificates (other than the Interest-Only Certificates and the Residual Certificates) prior to any distributions of principal and allocations of Realized Losses, Certificate Writedown Amounts or Subsequent Recoveries on that Distribution Date.

Clean-up Call: The optional purchase of the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund by the Servicing Administrator on any date on which the Aggregate Stated Principal Balance is less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, or if the Servicing Administrator does not exercise such option, the optional purchase of the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund by the Master Servicer on any date on which the Aggregate Stated Principal Balance is less than or equal to 3% of the Aggregate Stated Principal Balance as of the Cut-off Date, in each case in accordance with Section 7.01(d) of this Agreement.

Clean-up Call Price: The price to be paid by the Servicing Administrator or the Master Servicer, as applicable, pursuant to Section 7.01(d) of this Agreement, which is equal to the sum of (i) 100% of the aggregate outstanding principal balance of the Mortgage Loans plus accrued interest thereon, to, but not including, the first day of the month in which the Clean-up Call Price is to be distributed, (ii) the fair market value of any REO Property and (iii) any Termination Fees; provided, however, that such purchase price may be increased as is necessary, as determined by the Depositor, to avoid disqualification of any REMIC created under this Agreement as a REMIC.

Clearing Agency: An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act. As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

Clearing Agency Participant: A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

Clearance System: The Euroclear System or Clearstream or both.

Clearstream: Clearstream Banking, société anonyme.

Closing Date: November 10, 2015.

Code: The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto.

Commission: U.S. Securities and Exchange Commission.

Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

Cooperative Loan: Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

Cooperative Property: The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the shares of the Cooperative Corporation.

Cooperative Shares: Shares issued by a Cooperative Corporation.

Corporate Trust Office: With respect to the Trustee or the Trust, the corporate trust office of the Trustee located at 500 Delaware Avenue, 11th Floor, Wilmington, Delaware 19801, Attention: Corporate Trust -Oaks Mortgage Trust Series 2015-2, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer and the Securities Administrator or the principal corporate trust office of any successor Trustee. With respect to the Securities Administrator (including in its capacity as Certificate Registrar) (i) for presentment of Certificates for registration of transfer, exchange or final payment, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services – Oaks Mortgage Trust Series 2015-2, and (ii) for all other purposes, 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Client Manager – Oaks Mortgage Trust Series 2015-2.

Corresponding Class of Certificates: With respect to each Upper-Tier Interest (other than the UT-R Interest), the Class or Classes of Certificates appearing opposite such Upper-Tier Interest, as described in the Preliminary Statement to this Agreement.

Corresponding Class of Upper-Tier Interests: With respect to each Lower-Tier REMIC Regular Interest, the Class or Classes of Upper-Tier Interests appearing opposite such Lower-Tier REMIC Regular Interest, as described in the Preliminary Statement to this Agreement.

Credit File: As defined in the Custodial Agreement.

Credit File Exception Report: As defined in the Custodial Agreement.

Credit Support Depletion Date: The Distribution Date on which the aggregate Certificate Principal Amount of the Subordinate Certificates has been reduced to zero, prior to any distributions of principal and allocations of Realized Losses, Certificate Writedown Amounts or Subsequent Recoveries on that Distribution Date.

Current Interest: For each Class of Certificates (other than the Residual Certificates) on any Distribution Date, an amount equal to interest accrued during the related Accrual Period at the related Certificate Interest Rate on the related Certificate Principal Amount prior to any distributions of principal and allocations of Realized Losses, Certificate Writedown Amounts or Subsequent Recoveries on that Distribution Date (or in the case of the Interest-Only Certificates, the related Notional Amount immediately prior to that Distribution Date).

Custodial Account: As defined in the applicable Servicing Agreement.

Custodial Agreement: The Custodial Agreement, dated as of November 1, 2015, among the Depositor, the Trustee and the Custodian, as amended from time to time. A copy of the Custodial Agreement is attached hereto as Exhibit D.

Custodian: A Person who is at any time appointed by the Trustee as a custodian of all or a portion of the Mortgage Documents and the Mortgage Files and listed on the Mortgage Loan Schedule as the Custodian of such Mortgage Documents and Mortgage Files. The initial Custodian shall be Wells Fargo Bank, N.A.

Cut-off Date: November 1, 2015.

Cut-off Date Aggregate Balance: $251,267,547.

Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the Scheduled Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Defective Mortgage Loan: A Mortgage Loan that has an uncured Material Breach.

Deficient Valuation: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

Definitive Certificate: A Certificate of any Class issued in definitive, fully registered, certificated form, which shall initially be the Class R Certificates and Class LT-R Certificates.

Delaware Statutory Trust Act: As defined in Section 1A.03 hereof.

Delinquent: Any Mortgage Loan with respect to which the Scheduled Payment due on a Due Date is not received, based on the Mortgage Bankers Association method of calculating delinquency.

Demand: As defined in Section 4.04(a).

Depositor: Oaks Funding LLC, a Delaware limited liability company having its principal place of business in New York, or any successor in interest.

Determination Date: With respect to each Distribution Date, the 15th day of the month in which such Distribution Date occurs, or, if such 15th day is not a Business Day, the following Business Day.

Directing Holders: Subject to Section 11.04, (a) one (1) or more Certificate Owners holding 66-2/3% or more of the aggregate voting interests of the Senior Certificates or (b) one (1) or more Certificate Owners holding the majority of the Certificate Principal Amount of the most subordinate Class of Certificates outstanding.

Disqualified Organization: A “disqualified organization” as defined in Section 860E(e)(5) of the Code.

Distribution Account: The separate Eligible Account created and maintained by the Securities Administrator, on behalf of the Trustee, pursuant to Section 4.01. Funds in the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account) shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

Distribution Date: The twenty-fifth (25th) day of each month or, if such day is not a Business Day, the next Business Day thereafter, commencing in December 2015.

Distribution Date Statement: As defined in Section 4.02.

Distribution Compliance Period: The period ending on the fortieth (40th) day after the later of (i) the date on which the Certificates are first offered to persons other than distributors in reliance on Regulation S under the Securities Act and (ii) the Closing Date.

Document Remedy Obligations: The Originator Document Remedy Obligations.

Due Date: With respect to any Mortgage Loan, the date specified in the related Mortgage Note on which the Scheduled Payment is due, exclusive of any days of grace, which is generally the first day of the calendar month.

Due Period: With respect to any Distribution Date, the period beginning on the second (2nd) day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs.

Eligible Account: Either (i) any account or accounts maintained with a federal or state chartered depository institution or trust company the short-term and long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) are rated in the highest rating category of each Rating Agency with respect to short-term unsecured debt obligations and in one of the two highest rating categories of each Rating Agency with respect to long-term unsecured debt obligations at the time any amounts are held on deposit therein or (ii) a segregated trust account or accounts maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Paying Agent. If the rating of the short-term unsecured debt obligations of the depository institution or trust company that maintains the account or accounts is no longer in the highest rating category of each Rating Agency with respect to short-term unsecured debt obligations, the funds on deposit therewith in connection with this transaction shall be transferred to an Eligible Account within thirty (30) days of such downgrade.

Eligible Investments: At any time, any one or more of the following obligations and securities:

(i)	direct obligations of, and obligations fully guaranteed by, the United States of America;

(ii)	(a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in the highest rating category by each Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

(iii)	repurchase obligations with a term not to exceed thirty (30) days and with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

(iv)	securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating category by each Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, in each case at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

(v)	commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated in the highest rating category by each Rating Agency at the time of such investment; and

(vi)	any money market funds, including any such fund managed or advised by the Securities Administrator or any of their respective Affiliates, that are rated in the highest category by two (2) nationally recognized statistical rating organizations;

provided, however, that no instrument or security shall be a Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting: An underwriting or private placement that meets the requirements of an Underwriter’s Exemption.

ERISA-Restricted Certificate: (i) The Senior, Class B-1, Class B-2 and Class B-3 Certificates that have not been the subject of an ERISA-Qualifying Underwriting, (ii) the Class B-4, Class B-5, Class B-6, Class R and Class LT-R Certificates and (iii) any Certificate that has been underwritten for purposes of the Underwriter’s Exemption that does not satisfy the applicable rating requirement under the Underwriter’s Exemption.

Escrow Account: As defined in the applicable Servicing Agreement.

Event of Default: Any one of the conditions or circumstances enumerated in Section 6.14.

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Exchange Date: As defined in Section 3.10(b).

Exchange Fee: As defined in Section 3.10(b).

Exchangeable Certificates: Collectively, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-7, Class A-8, Class A-10, Class A-X-2, Class A-X-3 and Class A-X-4 Certificates.

Exchangeable Subtrust: That portion of the Trust Fund consisting of the Uncertificated Upper-Tier Interests deemed held by the Securities Administrator in a grantor trust for the benefit of Holders of the Initial Exchangeable Certificates and the Exchangeable Certificates as further described in Section 3.11.

Exchangeable Subtrust Account: The account designated by the Securities Administrator pursuant to Section 3.11, which may be a subaccount of the Distribution Account.

Exemption Rating Agency: An NRSRO that meets the requirements of the Underwriter’s Exemption.

Extraordinary Trust Expenses: An amount equal to the sum of all unanticipated (i) fees (all fees other than the Fixed Fees), (ii) charges and (iii) other costs, including without limitation indemnification amounts, costs of arbitration, costs incurred by the Trustee challenging any eminent domain proceedings (to the extent not paid by the Directing Holders or reimbursed by the related governmental entity) and costs incurred by the Trustee if the Trustee is required to engage an Independent Evaluator, payable or reimbursable to the Master Servicer and the Securities Administrator (in its various capacities under this Agreement) and the Trustee from the Trust under this Agreement and to the Custodian under the Custodial Agreement, subject (other than with respect to Servicing Transfer Costs, Master Servicing Transfer Costs and related termination expenses) to an aggregate maximum amount of $300,000 annually (per year from the Closing Date to the first anniversary of the Closing Date and each subsequent anniversary year thereafter), out of which amount the Trustee may only be reimbursed in an aggregate maximum amount of $125,000 annually (per year from the Closing Date to the first anniversary of the Closing Date and each subsequent anniversary year thereafter); provided, however, that if a claim is presented for an amount that, when combined with the amount of prior claims paid during that year, would exceed $300,000, or $125,000 in the case of a claim presented by the Trustee, then only a portion of such claim will be paid that will make the total amount paid during that year equal to $300,000, or $125,000 in the case of a claim presented by the Trustee, and the excess remaining unpaid, together with any additional claims received during that year, will be deferred until the following anniversary year and if the total amount of such deferred claims exceeds $300,000, or $125,000 in the case of a claim presented by the Trustee, then payment in such following anniversary year (and each subsequent anniversary year as may be needed until such deferred claims are paid in full) shall be apportioned among the Master Servicer, the Securities Administrator, the Custodian and the Trustee, in proportion to the aggregate amount of deferred claims submitted by such entity as of the last day of the prior year.

Fannie Mae: Fannie Mae or any successor thereto.

FATCA: As defined in Section 11.18.

FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

Final Certification: The Final Certification provided by the Custodian as provided in Section 7 of the Custodial Agreement.

FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

Fitch: Fitch Ratings, Inc.

Fixed Fees: The Servicing Fee, the Master Servicing Fee (including amounts required to be paid by the Master Servicer from the Master Servicing Fee) and the Trustee Fee, which such Fixed Fees shall only be paid from interest.

Freddie Mac: Freddie Mac, or any successor thereto.

Holder or Certificateholder: The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Trustee, the Master Servicer, the Servicing Administrator, the Securities Administrator, a Servicer, or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to take such action or effect such consent has been obtained, and, in determining whether the Trustee shall be protected in taking such action or in relying upon such consent, only Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be disregarded. The Trustee, the Certificate Registrar and the Securities Administrator may request and conclusively rely on certifications by the Master Servicer, the Servicing Administrator, the Securities Administrator or a Servicer in determining whether any Certificates are registered to an Affiliate of the Master Servicer, the Servicing Administrator, the Securities Administrator or a Servicer.

HUD: The United States Department of Housing and Urban Development, or any successor thereto.

Independent: When used with respect to any Accountants, a Person who is “independent” within the meaning of Rule 2-01(b) of the Securities and Exchange Commission’s Regulation S-X. When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

Independent Evaluator: An independent third-party, appointed in accordance with Section 2.08, to review breaches of representations and warranties as provided in Section 2.05.

Initial Certification: The Initial Certification provided by the Custodian on the Closing Date as provided in Section 5 of the Custodial Agreement.

Initial Exchangeable Certificates: Collectively, the Class A-6, Class A-9, Class A-11, Class A-X-1, Class A-X-5, Class A-X-6 and Class A-X-7 Certificates.

Initial Purchasers: Barclays Capital Inc. and Credit Suisse Securities (USA) LLC.

Insurance Policy: With respect to any Mortgage Loan, any insurance policy, including all names and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds: All proceeds of any Insurance Policies with respect to the Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with the related Servicer’s normal servicing procedures and excluding Insured Expenses.

Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

Interest Distribution Amount: For each Class of Certificates (other than the Residual Certificates) on any Distribution Date, Current Interest for that Class on that Distribution Date as reduced by such Class’s share of Net Interest Shortfalls, which will be allocated to such Class of Certificates as provided in Section 5.02(a) and Section 5.03 of this Agreement.

Interest Distribution Shortfall: As to any Class of Certificates (other than the Residual Certificates) and any Distribution Date, the amount by which (i) the Interest Distribution Amount for such Class on all prior Distribution Dates exceeds (ii) amounts distributed in respect of interest to such Class of Certificates on prior Distribution Dates.

Interest-Only Certificates: Collectively, the Class A-X-1, Class A-X-2, Class A-X-3, Class A-X-4, Class A-X-5, Class A-X-6 and Class A-X-7 Certificates.

Interested Party: The Sponsor, the Initial Purchasers, the Depositor, the Trustee, or the Master Servicer.

Item 1123 Certificate: As defined in Section 9.11.

KBRA: Kroll Bond Rating Agency, Inc.

Latest Possible Maturity Date: The Distribution Date occurring in October 2045.

Legality Determination: As defined in Section 2.09(a).

Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) as to which the related Servicer has determined that all recoverable Liquidation Proceeds and Insurance Proceeds have been received.

Liquidation Proceeds: All cash amounts received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise, all cash amounts received with respect to Mortgage Loans that have been purchased pursuant to eminent domain proceedings, amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other net proceeds received in connection with the disposition of an REO Property, but not including Insurance Proceeds.

Lower-Tier REMIC: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee’s rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof and (iv) the Custodial Accounts and the Distribution Account and such assets that are deposited therein from time to time and any investments thereof.

Lower-Tier REMIC Regular Interests: The meaning provided in the Preliminary Statement to this Agreement under “Lower-Tier REMIC.”

LT-R Interest: The meaning provided in the Preliminary Statement to this Agreement.

Master Servicer: Wells Fargo Bank, N.A., a national banking association organized under the laws of the United States in its capacity as Master Servicer and any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

Master Servicer Compensating Interest Payment: As to any Distribution Date and the Master Servicer, the lesser of (1) the Master Servicing Fee for such date and (2) any Net Prepayment Interest Shortfalls for such date (to the extent such Net Prepayment Interest Shortfalls are required to be paid but are not actually paid by the Servicing Administrator as a Servicer Compensating Interest Payment).

Master Servicing Fee: With respect to the Master Servicer, as to any Distribution Date, an amount equal to the greater of (i) the product of (a) one-twelfth (1/12th) of the Master Servicing Fee Rate and (b) the Aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the related Due Period and (ii) $2,500.

Master Servicing Fee Rate: 0.0350% per annum; provided, however, if on any Distribution Date the Master Servicing Fee is equal to $2,500 pursuant to clause (ii) of the definition of “Master Servicing Fee”, the Master Servicing Fee Rate will be calculated as a per annum rate by dividing (A) the product of (i) $2,500 and (ii) twelve (12) by (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the related Due Period.

Master Servicing Transfer Costs: All reasonable costs and expenses incurred by the Trustee in connection with the appointment of a successor master servicer and the transfer of master servicing from a predecessor master servicer, including, without limitation, any reasonable costs or expenses associated with the identification and engagement of a successor master servicer, the documentation of the assumption of master servicing by the successor master servicer, the complete transfer of all master servicing data and the completion, correction or manipulation of such master servicing data as may be required by the Trustee or the successor master servicer to correct any errors or insufficiencies in the master servicing data or otherwise to enable the Trustee or other successor master servicer to master service the Mortgage Loans properly and effectively. Master Servicing Transfer Costs shall not be subject to the annual cap on Extraordinary Trust Expenses.

Material Breach: With respect to any Mortgage Loan, a breach of a representation or warranty of an Originator regarding the Mortgage Loan that materially and adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders.

Material Document Defect: As defined in Section 2.05(a).

MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS® System: The system of recording transfers of Mortgages electronically maintained by MERS.

Minimum ERISA Rating: A rating that is not lower than BBB- (or its equivalent) provided by an Exemption Rating Agency.

Moody’s: Moody’s Investor Services, Inc.

Mortgage: A mortgage, deed of trust or other instrument creating a first lien on, or first priority ownership interest in, an estate in fee simple in real property securing a Mortgage Note, together with improvements thereto; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien upon a leasehold estate of the Mortgagor.

Mortgage Documents: With respect to each Mortgage Loan, the mortgage documents required to be delivered to the Custodian pursuant to the Custodial Agreement.

Mortgagee: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

Mortgage File: With respect to each Mortgage Loan, the Mortgage Documents to be retained in the custody and possession of the Custodian on behalf of the Trustee pursuant to the Custodial Agreement.

Mortgage Loan: A Mortgage and the related Mortgage Note or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 (including any Qualified Substitute Mortgage Loan and REO Property), including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase and Sale Agreement, dated as of November 10, 2015, between the Sponsor and the Depositor.

Mortgage Loan Schedule: The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan and such other information as mutually agreed to by the Depositor and the Master Servicer, as such schedule may be amended by the Depositor, the Trustee or the Master Servicer from time to time to reflect the addition of Qualified Substitute Mortgage Loans to, or the removal of Defective Mortgage Loans or Mortgage Loans with uncured Material Document Defects from, the Trust Fund.

Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

Mortgaged Property: The underlying property securing a Mortgage Loan, which, with respect to a Cooperative Loan, is the related Cooperative Shares and Proprietary Lease.

Mortgage Rate: As to any Mortgage Loan and any Distribution Date, the annual rate of interest on the related Mortgage Note as of the related Due Date, taking into account any Servicing Modification or other amendments to the Mortgage Note.

Mortgagor: The obligor on a Mortgage Note.

Net Interest Shortfall: With respect to any Distribution Date, the sum of (i) with respect to any Mortgage Loan, any Net Prepayment Interest Shortfalls for that Distribution Date to the extent not covered by the Servicer, the Servicing Administrator or the Master Servicer and (ii) any Relief Act Shortfalls for that Distribution Date.

Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property, the related Liquidation Proceeds net of Advances, Servicing Advances, Servicing Fees and/or Master Servicing Fees and any other accrued and unpaid servicing compensation received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

Net Mortgage Rate: With respect to any Mortgage Loan and any Distribution Date, the excess, if any, of the related Mortgage Rate applicable to the scheduled monthly payment due during the related Due Period, less the Aggregate Expense Rate.

Net Prepayment Interest Shortfall: With respect to any Mortgage Loan and any Distribution Date, the amount by which the Prepayment Interest Shortfalls for the related Due Period exceeds the amount that a Servicer, the Servicing Administrator and the Master Servicer are obligated to remit to cover such shortfall for such Due Date.

Net WAC Rate: With respect to any Distribution Date, a per annum rate, expressed as a percentage, equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans, weighted on the basis of the Stated Principal Balances thereof as of the first day of the related Due Period minus the product of (i) a fraction expressed as a percentage, the numerator of which equals the amount of any Extraordinary Trust Expenses paid or reimbursed to the Master Servicer, the Securities Administrator, the Servicers, the Servicing Administrator and the Trustee from the Trust Fund under this Agreement and the Custodian under the Custodial Agreement during the prior calendar month, and the denominator of which equals the aggregate Stated Principal Balance of the Mortgage Loans, and (ii) twelve (12).

Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

Non-permitted Foreign Holder: As defined in Section 3.03(f).

Nonrecoverable Advance: Any portion of an Advance or Servicing Advance previously made or proposed to be made by the Master Servicer, either in its capacity as Master Servicer with respect to any Advances made prior to the Master Servicer becoming the successor servicer or in its capacity as successor servicer with respect to Advances and Servicing Advances, or a Servicer and/or the Servicing Administrator (as certified in an Officer’s Certificate of the Master Servicer or the Servicer and/or the Servicing Administrator, as applicable), which in the good faith business judgment of such party and in accordance with Accepted Servicing Practices, is or would not be ultimately recoverable by such party from the related Mortgagor, related Liquidation Proceeds or otherwise.

Non-U.S. Person: An individual, corporation, partnership or other person other than (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust; and (v) to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

Notional Amount: In respect of (i) the Class A-X-1, Class A-X-2 and Class A-X-3 Certificates, an amount equal to the allocable portion of the aggregate Certificate Principal Amounts of the Class A-6, Class A-9 and Class A-11 Certificates as adjusted with respect to any exchanges made for Exchangeable Certificates; (ii) the Class A-X-4 Certificates, an amount equal to the allocable portion of the aggregate Certificate Principal Amounts of the Class A-9 and Class A-11 Certificates as adjusted with respect to any exchanges made for Exchangeable Certificates; (iii) the Class A-X-5 Certificates, an amount equal to the allocable portion of the Certificate Principal Amount of the Class A-6 Certificates as adjusted with respect to any exchanges made for Exchangeable Certificates; (iv) the Class A-X-6 Certificates, an amount equal to the allocable portion of the Certificate Principal Amount of the Class A-9 Certificates as adjusted with respect to any exchanges made for Exchangeable Certificates; and (v) the Class A-X-7 Certificates, an amount equal to the allocable portion of the Certificate Principal Amount of the Class A-11 Certificates as adjusted with respect to any exchanges made for Exchangeable Certificates. With respect to any interest-only Uncertificated Upper-Tier Interest, the initial Notional Amount as shown or described in the related table set forth in the Preliminary Statement to this Agreement for the Upper-Tier REMIC, as subsequently reduced in accordance with the reductions in the Notional Amount of the corresponding Class of Certificates at the date of determination.

NRSRO: Any nationally recognized statistical rating organization for purposes of Exchange Act Rule 17g-5.

NRSRO Certification: A certification in the form of Exhibit I hereto.

Offering Memorandum: The offering memorandum dated November 5, 2015, relating to the offering of the Senior, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, together with any amendments or supplements thereto.

Officer’s Certificate: (a) With respect to the Depositor, a certificate signed by an Authorized Officer of the Depositor, (b) with respect to the Master Servicer or the Securities Administrator, a certificate signed by the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of the Master Servicer or the Securities Administrator and (c) with respect to the Servicing Administrator or a Servicer, a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries of the Servicing Administrator or such Servicer, or any other duly authorized officers or agents of the Servicing Administrator or such Servicer.

Opinion of Counsel: A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, the Securities Administrator or the Master Servicer, as required hereby, and who may be in-house or outside counsel to the Depositor, the Master Servicer, the Securities Administrator or the Trustee but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to ERISA or the taxation, or the federal income tax status, of each REMIC or the Exchangeable Subtrust.

Original Applicable Credit Support Percentage: With respect to each Class of Subordinate Certificates, the related Applicable Credit Support Percentage as of the Closing Date, which shall be equal to the corresponding approximate percentage set forth in the table below opposite its Class designation:

Class B-1	8.90%
Class B-2	5.70%
Class B-3	3.45%
Class B-4	1.80%
Class B-5	1.00%
Class B-6	0.50%

Original Subordinate Certificate Principal Amount: The aggregate Certificate Principal Amount of the Subordinate Certificates as of the Closing Date.

Originator: The “Company” as defined in each AAR Agreement.

Originator Remedy Obligation: In connection with any Material Breach relating to a representation or warranty made by an Originator pursuant to a Purchase Agreement and assigned to the Trust pursuant to an AAR Agreement, the obligation of such Originator to (i) cure such Material Breach, (ii) repurchase the related Mortgage Loan or (iii) under certain circumstances, substitute for such Mortgage Loan.

Originator Document Remedy Obligation: With respect to a Mortgage Document related to a Mortgage Loan that is missing or defective, the obligation of the related Originator under the related Purchase Agreement to cure or repurchase the related Mortgage Loan if such missing document or defect results in a Material Document Defect.

Paying Agent: Any paying agent appointed pursuant to Section 3.08. The initial Paying Agent shall be the Securities Administrator.

Percentage Interest: With respect to any Certificate, other than an Interest-Only Certificate or the Residual Certificates, the initial Certificate Principal Amount thereof divided by the initial aggregate Certificate Principal Amount of all Certificates of the same Class. With respect to an Interest-Only Certificate, the Percentage Interest evidenced thereby shall equal its initial Notional Amount divided by the initial aggregate Notional Amount of all Certificates of the same Class. With respect to the Residual Certificates, the Percentage Interest evidenced thereby shall be 100%.

Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

PHH: PHH Mortgage Corporation or its successors in interest.

PHH Series 2015-2 Servicing Supplement: The Oaks Mortgage Trust Series 2015-2 Servicing Supplement dated as of November 1, 2015 among PHH, the Sponsor and the Trustee.

PHH-Serviced Mortgage Loans: The Mortgage Loans for which PHH is identified on the Mortgage Loan Schedule as the servicer.

PHH Servicing Agreement: The Mortgage Loan Securitization Program Servicing Agreement, dated as of April 1, 2015 between PHH and Five Oaks Acquisition Corp., including the related Mortgage Loan Servicing Standard Terms and Conditions dated as of April 1, 2015 attached as Exhibit B thereto, as amended or supplemented from time to time as permitted thereunder, together with the PHH Series 2015-2 Servicing Supplement.

PHH Servicing Fee: As to any Distribution Date and the PHH-Serviced Mortgage Loans, a monthly servicing fee equal to the product of (1) a fraction, the numerator of which is the PHH Servicing Fee Rate and the denominator of which is twelve (12) and (2) the aggregate Stated Principal Balance of the PHH-Serviced Mortgage Loans as of the first day of the related Due Period.

PHH Servicing Fee Rate: 0.25% per annum.

Plan: An employee benefit plan or other retirement arrangement which is subject to Section 406 of ERISA and/or Section 4975 of the Code or any entity whose underlying assets include “plan assets” of such plan or arrangement under the Plan Asset Regulations by reason of their investment in the entity.

Plan Asset Regulations: The U.S. Department of Labor regulations set forth in 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA.

Prepayment Interest Shortfall: With respect to a Mortgage Loan and any Distribution Date, the amount by which interest paid by a Mortgagor in connection with a Principal Prepayment on a Mortgage Loan is less than one (1) month’s interest at the related Mortgage Rate on the Stated Principal Balance of that Mortgage Loan as of the preceding Distribution Date.

Prepayment Period: For any Distribution Date and any partial prepayments for any Cenlar-Serviced Mortgage Loan, Shellpoint-Serviced Mortgage Loan or SPS-Serviced Mortgage Loan, the calendar month preceding such Distribution Date. For any Distribution Date and prepayments in full for any Shellpoint-Serviced Mortgage Loan or SPS-Serviced Mortgage Loan, the period beginning on the sixteenth (16th) day of the calendar month preceding the calendar month in which the related Distribution Date occurs and ending on the fifteenth (15th) day of the calendar month in which such Distribution Date occurs; provided that the Prepayment Period with respect to the Distribution Date in December 2015 shall be the period beginning on November 1, 2015, and continuing through December 15, 2015. For any Distribution Date and any prepayments in full for any Cenlar-Serviced Mortgage Loans, the period beginning on the thirteenth (13th) day of the calendar month preceding the calendar month in which the related Distribution Date occurs and ending on the twelfth (12th) day of the calendar month in which such Distribution Date occurs; provided that the Prepayment Period with respect to the Distribution Date in December 2015 shall be the period beginning on November 1, 2015, and continuing through December 12, 2015. For any Distribution Date and any Principal Prepayments (partial or in full) for any PHH-Serviced Mortgage Loans, the calendar month preceding such Distribution Date.

Principal Forbearance Amount: With respect to a Mortgage Loan that was the subject of a Servicing Modification, the amount of principal of the Mortgage Loan that has been deferred and that does not accrue interest.

Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date.

Proprietary Lease: With respect to any Cooperative Property, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

Purchase Agreement: Each underlying mortgage loan purchase agreement pursuant to which the Originator initially sold the related Mortgage Loans, which was assigned to the Trustee pursuant to an AAR Agreement.

Qualified Institutional Buyer: As defined in Rule 144A.

Qualified Insurer: An insurance company duly qualified as such under the laws of the state in which the Mortgaged Property is located, duly authorized and licensed in such state to transact the applicable insurance business and to write the insurance provided.

Qualified Substitute Mortgage Loan: A mortgage loan substituted by the Sponsor for a Defective Mortgage Loan in accordance with the Mortgage Loan Purchase Agreement, which must, on the date of such substitution, (a) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one (1) mortgage loan for a Defective Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Defective Mortgage Loan (the amount of any shortfall will be paid by the Sponsor as a Substitution Amount and distributed to the Trust Fund in the month of substitution), (b) have a Mortgage Rate not less than, and not more than one (1) percentage point greater than, the Mortgage Rate of the Defective Mortgage Loan, (c) have a remaining term to maturity not greater than (and not more than one (1) year less than) that of the Defective Mortgage Loan, (d) have a loan-to-value ratio at origination no greater than that of the Defective Mortgage Loan (as specified in the Mortgage Loan Schedule) and (e) comply as of the date of substitution with each representation and warranty relating to the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement.

R&W Remedy Obligations: The Originator Remedy Obligations and the Sponsor Remedy Obligations.

Rating Agency: Each of Moody’s, Fitch and KBRA.

Rating Agency Information: The notices, information, reports, certifications and oral and written statements required to be provided to each Rating Agency pursuant to this Agreement or Exchange Act Rule 17g-5.

Realized Loss: An amount equal to (a) with respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan plus accrued interest) as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid by the Mortgagor to the Trust Fund up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Net Liquidation Proceeds received during the month in which such liquidation occurred, to the extent not previously applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan, (b) in the event of bankruptcy of a Mortgagor with respect to any Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, (c) with respect to a Mortgage Loan that has been the subject of a Servicing Modification, any principal due on the Mortgage Loan that has been written off by the related Servicer and any Principal Forbearance Amount, (d) with respect to a Mortgage Loan that has been removed from the Trust Fund by a governmental authority exercising the power of eminent domain, the excess, if any, of the unpaid principal balance of such Mortgage Loan plus accrued interest over the amount received by the Trust Fund from such governmental authority or (e) with respect to each class of Certificates, the amount by which the related Certificate Principal Amount is reduced as a result of clauses (a), (b), (c) or (d) above. To the extent additional losses are incurred with respect to a Liquidated Mortgage Loan after liquidation (which may occur, for example, as a result of additional Servicing Advances incurred post-liquidation), such losses will result in a restatement of the Realized Loss and an additional loss allocated to the Senior Certificates or Subordinate Certificates, as applicable.

Reconciled Market Value: The estimated market value of a Mortgaged Property or REO Property as reasonably determined by the applicable Servicer based on different results obtained from different permitted valuation methods or at different time periods, all in accordance with such Servicer's customary servicing procedures.

Record Date: For the first Distribution Date, the Closing Date. As to any other Distribution Date, the last Business Day of the calendar month preceding the month of the related Distribution Date.

Regular Certificates: All Classes of Certificates other than the Residual Certificates.

Regulation AB: Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarifications and interpretations as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506 - 1,631 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Regulation S: As defined in Section 3.03(c).

Regulation S Global Certificates: Registered definitive Certificates in substantially the form set forth in Exhibit A hereto.

Regulation S Transfer Certificate: A certificate from a prospective transferor of a Certificate pursuant to Regulation S under the Securities Act in substantially the form of Exhibit E-2 hereto, appropriately completed by such transferor.

Relevant Servicing Criteria: The Servicing Criteria applicable to each party, as set forth on an exhibit to the applicable Servicing Agreement and Exhibit H hereto. Multiple parties can have responsibility for the same Relevant Servicing Criteria.

Relief Act Shortfalls: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Civil Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

Remedy Obligations: The Document Remedy Obligations and the R&W Remedy Obligations.

REMIC: A “real estate mortgage investment conduit” within the meaning of section 860D of the Code.

REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements, promulgated thereunder, as the foregoing may be in effect from time to time.

REO Property: A Mortgaged Property acquired by the Trustee for the benefit of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

Repurchase Price: With respect to any Mortgage Loan, the “Repurchase Price” as defined in the related Purchase Agreement.

Residual Certificates: The Class R Certificates and the Class LT-R Certificates.

Responsible Officer: With respect to any party, any officer in the corporate trust, servicing or master servicing department or similar group of such party with direct responsibility for the administration of this Agreement and also, with respect to a particular matter related to this transaction, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

Rule 144A: Rule 144A under the Securities Act.

Rule 144A Global Certificates: Registered definitive Certificates in substantially the form set forth in Exhibit A hereto.

Rule 144A Information: The information that the Depositor determines to be required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act in order to permit compliance by the applicable Certificateholder with Rule 144A in connection with the resale of such Certificateholder’s Certificate, including but not limited to copies of the following:

(1)	the Offering Memorandum;

(2)	the Mortgage Loan Purchase Agreement, the AAR Agreements, this Agreement, the Servicing Agreements, the Custodial Agreement and any amendments thereto;

(3)	copies of each monthly statement or report made available to Certificateholders pursuant to this Agreement during the twelve (12) months immediately prior to such request; and

(4)	such other information as is reasonably available to the Trustee and the Securities Administrator and is related to the distributions on the Certificates (unless the Trustee is otherwise prohibited from making such information available).

Rule 144A Transfer Certificate: A certificate from a prospective transferor of a Certificate pursuant to Rule 144A under the Securities Act in substantially the form of Exhibit E-1 hereto, appropriately completed by such transferor.

Rule 15Ga-1 Information: As defined in Section 4.04(c).

Rule 17g-5 Information Provider: The Securities Administrator.

Rule 17g-5 Website: The website maintained by the Securities Administrator pursuant to Section 4.03.

Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and interest on such Mortgage Loan which, unless otherwise specified in this Agreement or the applicable Servicing Agreement, shall give effect to any related Debt Service Reduction, any Deficient Valuation and any Servicing Modification that affects the amount of the monthly payment due on such Mortgage Loan.

Securities Act: The Securities Act of 1933, as amended, and the rules and regulations thereunder.

Securities Administrator: Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator, or any successor in interest, or if any successor Securities Administrator shall be appointed as herein provided, then such successor Securities Administrator. Wells Fargo Bank, N.A. shall act as Securities Administrator for so long as it is Master Servicer under this Agreement.

Senior Certificates: Collectively, the Senior P&I Certificates and the Interest-Only Certificates.

Senior P&I Certificates: Collectively, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10 and Class A-11 Certificates.

Senior Percentage: For any Distribution Date and the Senior P&I Certificates, the lesser of (a) the percentage equivalent of a fraction, the numerator of which is the aggregate Certificate Principal Amount of the Senior P&I Certificates prior to any distributions of principal, allocations of Realized Losses, allocations of Certificate Writedown Amounts or Subsequent Recoveries on such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the preceding Distribution Date and (b) 100%.

Senior Prepayment Percentage: For any Distribution Date occurring before the Distribution Date in December 2020, 100%. For any Distribution Date occurring in or after December 2020, Senior Prepayment Percentage means the following:

•          for any Distribution Date occurring in or after December 2020 to and including November 2021, the Senior Percentage plus 70% of the Subordinate Percentage for that date;

•          for any Distribution Date occurring in or after December 2021 to and including November 2022, the Senior Percentage plus 60% of the Subordinate Percentage for that date;

•          for any Distribution Date occurring in or after December 2022 to and including November 2023, the Senior Percentage plus 40% of the Subordinate Percentage for that date;

•          for any Distribution Date occurring in or after December 2023 to and including November 2024, the Senior Percentage plus 20% of the Subordinate Percentage for that date; and

•          for any Distribution Date occurring in December 2024 and thereafter, the Senior Percentage for that date;

provided, however, that there will be no reduction in the Senior Prepayment Percentage (other than as a result of a reduction of the Senior Percentage) on any Distribution Date unless the Step-Down Test is satisfied; and provided, further, that if on any Distribution Date on or after the Distribution Date in December 2020, the Senior Percentage exceeds the initial Senior Percentage, the Senior Prepayment Percentage for that Distribution Date will again equal 100%.

If on any Distribution Date the allocation to the Senior P&I Certificates then entitled to distributions of Principal Prepayments and other amounts in the percentage required above would reduce the aggregate Certificate Principal Amounts of the Senior P&I Certificates to below zero, the Senior Prepayment Percentage for that Distribution Date will be limited to the percentage necessary to reduce the aggregate Certificate Principal Amount of the Senior P&I Certificates to zero.

Senior Principal Distribution Amount: With respect to the Senior P&I Certificates for any Distribution Date, the sum of:

(1)         the product of (a) the Senior Percentage and (b) the principal portion of the Scheduled Payment due on each Mortgage Loan on the related Due Date, whether or not received;

(2)         the product of (a) the Senior Prepayment Percentage and (b) each of the following amounts: (i) the principal portion of each full and partial Principal Prepayment made by a Mortgagor on a Mortgage Loan during the related Prepayment Period; (ii) each other unscheduled collection, including Subsequent Recoveries, Insurance Proceeds, proceeds received from a governmental authority in connection with any purchase of a Mortgage Loan by the power of eminent domain (without duplication of any Net Liquidation Proceeds) and Net Liquidation Proceeds (other than with respect to any Mortgage Loan that was finally liquidated during the related Prepayment Period) representing or allocable to recoveries of principal of the Mortgage Loans received during the related Prepayment Period; (iii) the principal portion of the Repurchase Price of each Mortgage Loan purchased by the Sponsor or an Originator during the related Prepayment Period (up to 100% of the unpaid principal balance of such Mortgage Loan) or the principal portion of any indemnity payment made in respect of a Mortgage Loan during the related Prepayment Period, in each case due to any of (A) a Material Breach of a representation and warranty with respect to such Mortgage Loan, (B) an early payment default provision in the related Securitization AAR or (C) with respect to the Originators only, a Material Document Defect relating to document defects or missing documents as set forth in the exceptions report to the Final Certification that required repurchase by the Originator; (iv) in the case of a permitted substitution of a Defective Mortgage Loan, the amount representing any Substitution Amount in connection with any such replaced Mortgage Loan included in the Available Distribution Amount for such Distribution Date; and (v) the principal portion of the Clean-Up Call Price for Mortgage Loans paid by the Servicing Administrator or the Master Servicer exercising its right to terminate the Trust;

(3)         with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period, the lesser of (a) the Net Liquidation Proceeds allocable to principal and (b) the product of (i) the Senior Prepayment Percentage for that Distribution Date and (ii) the remaining principal balance of the Mortgage Loan at the time of liquidation; and

(4)         any amounts described in clauses (1) through (3) above that remain unpaid with respect to the Senior P&I Certificates from prior Distribution Dates.

If on any Distribution Date the allocation to the Senior P&I Certificates of the Senior Principal Distribution Amount would reduce the aggregate Certificate Principal Amounts of such Certificates below zero, the distribution to such Certificates of the Senior Prepayment Percentage of those amounts for that Distribution Date will be limited to the percentage necessary to reduce the Certificate Principal Amounts of such Certificates to zero.

In addition, until the aggregate Certificate Principal Amount of the Senior P&I Certificates is reduced to zero, if on any Distribution Date the aggregate Certificate Principal Amount of the Subordinate Certificates on such Distribution Date (without giving effect to any payments, allocation of Realized Losses, Certificate Writedown Amounts or Subsequent Recoveries on such Distribution Date) is less than or equal to 2.55% of the Cut-off Date Aggregate Balance, the Senior Principal Distribution Amount for such Distribution Date and each succeeding Distribution Date will include all principal collections on the Mortgage Loans payable on that Distribution Date, and the Subordinate Principal Distribution Amount will be zero.

Furthermore, until the aggregate Certificate Principal Amount of the Senior P&I Certificates is reduced to zero, if on any Distribution Date, the Subordinate Percentage for such Distribution Date is less than 8.90%, the Senior Principal Distribution Amount for such Distribution Date will include all principal collections on the Mortgage Loans payable on that Distribution Date, and the Subordinate Principal Distribution Amount will be zero.

Senior Support Certificates: The Class A-5, Class A-6 and Class A-X-5 Certificates.

Servicer: With respect to the Cenlar-Serviced Mortgage Loans, Cenlar or any successor thereto under the Cenlar Servicing Agreement. With respect to the PHH-Serviced Mortgage Loans, PHH or any successor thereto under the PHH Servicing Agreement. With respect to the Shellpoint-Serviced Mortgage Loans, Shellpoint or any successor thereto under the Shellpoint Servicing Agreement. With respect to the SPS-Serviced Mortgage Loans, SPS or any successor thereto under the SPS Servicing Agreement.

Servicer Fee: With respect to each Servicer, as to any Due Period, a monthly fee equal to the lesser of (i) the sum of all servicing compensation payable to such Servicer under the related Servicing Agreement with respect to the related Due Period and (ii) the product of (1) a fraction, the numerator of which is Aggregate Servicing Fee Rate and the denominator of which is twelve and (2) the aggregate Stated Principal Balance of the Mortgage Loans serviced by such Servicer as of the first day of the related Due Period.

Servicer Compensating Interest Payment: With respect to the Mortgage Loans and as to any Distribution Date, the lesser of (1) the product of (A) a fraction, the numerator of which is 0.250% and the denominator of which is twelve (12) and (B) the Aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (2) any Net Prepayment Interest Shortfalls for such Distribution Date.

Servicer Remittance Date: With respect to the Cenlar-Serviced Mortgage Loans, the eighteenth (18th) day of any month, or if such eighteenth (18th) day is not a Business Day (as defined in the Cenlar Servicing Agreement), the first such Business Day immediately preceding such eighteenth (18th) day; and with respect to the Shellpoint-Serviced Mortgage Loans, SPS-Serviced Mortgage Loans and PHH-Serviced Mortgage Loans the eighteenth (18th) day of any month, or if such eighteenth (18th) day is not a Business Day (as defined in the related Servicing Agreement), the immediately following Business Day.

Servicing Administrator: Five Oaks Acquisition Corp. or any successor thereto.

Servicing Administrator Fee: With respect to the Servicing Administrator, as to any Distribution Date, an amount equal to the excess, if any, of the Servicing Fees for such Due Period over the aggregate Servicer Fee paid to the Servicers for the related Due Period.

Servicing Advances: With respect to each Servicer and the Servicing Administrator, as defined in the applicable Servicing Agreement.

Servicing Agreements: The Cenlar Servicing Agreement, PHH Servicing Agreement, the SPS Servicing Agreement and the Shellpoint Servicing Agreement.

Servicing Criteria: The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

Servicing Fees: As to any Distribution Date, an amount equal to the product of (1) a fraction, the numerator of which is Aggregate Servicing Fee Rate and the denominator of which is twelve (12) and (2) the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the related Due Period.

Servicing File: The items pertaining to a particular Mortgage Loan including, but not limited to, the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Mortgage Loan.

Servicing Modification: Any reduction of the Mortgage Rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, any increase to the Stated Principal Balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, any Principal Forbearance Amount and any other modification, in each case pursuant to a modification of a Mortgage Loan that is in default or for which, in the judgment of the Servicer, default is reasonably foreseeable in accordance with the applicable Servicing Agreement.

Servicing Officer: With respect to each Servicer, any officer of such Servicer involved in, or responsible for, the administration and servicing of the applicable Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Master Servicer by such Servicer on the Closing Date pursuant to this Agreement or the applicable Servicing Agreement, as such list may from time to time be amended.

Servicing Rights: With respect to each Mortgage Loan, any and all of the following: (i) all rights to service the Mortgage Loan; (ii) all rights to receive servicing fees (other than the Master Servicing Fees), ancillary fees and income on escrow accounts and any custodial account, reimbursements or indemnification for servicing the Mortgage Loan, and any payments received in respect of the foregoing and proceeds thereof; (iii) the right to collect, hold and disburse escrow payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected with respect thereto and to receive or pay interest income on such amounts to the extent permitted or required by applicable law and contractual obligations; (iv) possession of any and all Credit Files and Servicing Files pertaining to the Mortgage Loans for purposes of servicing of the Mortgage Loans; (v) all rights, powers and privileges incident to any of the foregoing; and (vi) all agreements or documents creating, defining or evidencing any of the foregoing rights to the extent they relate to such rights.

Servicing Transfer Costs: Any reasonable and customary costs of the Master Servicer and/or any successor servicer incurred in connection with (i) the transfer of servicing from the immediately preceding servicer, including without limitation any reasonable costs or expenses associated with the documentation of the assumption of servicing by the Master Servicer or such successor servicer, the complete transfer of all servicing data and the completion, correction and manipulation of such servicing data as may be reasonably required by the Master Servicer or such successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer to master service and such successor servicer to service the Mortgage Loans properly and effectively and (ii) with respect to the Cenlar Serviced Mortgage Loans, any of the foregoing types of costs and expenses relating to the termination of any Servicing Administrator and the appointment of a successor or assumption of its duties and responsibilities. Servicing Transfer Costs shall not be subject to the annual cap on Extraordinary Trust Expenses.

Shellpoint: New Penn Financial, LLC d/b/a Shellpoint Mortgage Servicing and any successors in interest.

Shellpoint Series 2015-2 Servicing Supplement: The Oaks Mortgage Trust Series 2015-2 Servicing Supplement dated as of November 1, 2015 among Shellpoint, the Sponsor and the Trustee.

Shellpoint-Serviced Mortgage Loans: The Mortgage Loans for which Shellpoint is identified on the Mortgage Loan Schedule as the servicer.

Shellpoint Servicing Agreement: The Mortgage Loan Securitization Program Agreement, dated as of April 1, 2015 between Shellpoint and Five Oaks Acquisition Corp., as amended or supplemented from time to time as permitted thereunder including the related Mortgage Loan Servicing Standard Terms and Conditions dated as of April 1, 2015 for servicing agreements between the Sponsor and Shellpoint attached as Exhibit B thereto, as amended or supplemented from time to time as permitted thereunder, together with the Shellpoint Series 2015-2 Servicing Supplement.

Shellpoint Servicing Fee: As to any Distribution Date and the Shellpoint-Serviced Mortgage Loans, a monthly servicing fee equal to the product of (1) a fraction, the numerator of which is the Shellpoint Servicing Fee Rate and the denominator of which is twelve (12) and (2) the aggregate Stated Principal Balance of the Shellpoint-Serviced Mortgage Loans as of the first day of the related Due Period.

Shellpoint Servicing Fee Rate: 0.25% per annum.

Sponsor: Five Oaks Acquisition Corp. or its successor in interest.

Sponsor Remedy Obligation: In connection with any Material Breach relating to a representation or warranty provided by an Originator under the related Purchase Agreement with respect to the Mortgage Loans, the obligation of the Sponsor under the Mortgage Loan Purchase Agreement to (i) cure such Material Breach or (ii) repurchase the related Mortgage Loan or (iii) under certain circumstances, substitute for the related Mortgage Loan if (A) under the related AAR Agreement, the related representation or warranty was made by the Originator as of a date prior to the Closing Date and the related representation or warranty was true as of such date it was made but not true as of the Closing Date or (B) any Originator that is obligated to cure, repurchase or, in some cases, substitute for the related Mortgage Loan pursuant to the terms of the related Purchase Agreement and AAR Agreement, fails to perform its required Originator Remedy Obligation, and such Originator is subject to a bankruptcy or insolvency proceedings or is no longer in existence.

SPS: Select Portfolio Servicing, Inc. and any successors in interest.

SPS-Serviced Mortgage Loans: The Mortgage Loans for which SPS is identified on the Mortgage Loan Schedule as the servicer.

SPS Series 2015-2 Servicing Supplement: The Oaks Mortgage Trust Series 2015-2 Servicing Supplement dated as of November 1, 2015 among SPS, the Sponsor and the Trustee.

SPS Servicing Agreement: The Mortgage Loan Securitization Program Agreement, dated as of November 1, 2015 between SPS and Five Oaks Acquisition Corp., as amended or supplemented from time to time as permitted thereunder including the related Mortgage Loan Servicing Standard Terms and Conditions dated as of November 1, 2015 for servicing agreements between the Sponsor and SPS attached as Exhibit B thereto, as amended or supplemented from time to time as permitted thereunder, together with the SPS Series 2015-2 Servicing Supplement.

SPS Servicing Fee: As to any Distribution Date and the SPS-Serviced Mortgage Loans, a monthly servicing fee equal to the product of (1) a fraction, the numerator of which is the SPS Servicing Fee Rate and the denominator of which is twelve (12) and (2) the aggregate Stated Principal Balance of the SPS-Serviced Mortgage Loans as of the first day of the related Due Period.

SPS Servicing Fee Rate: 0.25% per annum.

Startup Day: The day designated as such pursuant to Section 10.01(b) hereof.

Stated Principal Balance: For a Mortgage Loan at any date of determination, the unpaid principal balance of the Mortgage Loan as of the most recent Due Date as determined by the amortization schedule for the Mortgage Loan at the time relating thereto (before any adjustment to that amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Servicing Modification, Principal Prepayments, Insurance Proceeds applied to reduce the principal balance of such Mortgage Loan and related Liquidation Proceeds allocable to principal and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. For the avoidance of doubt, the Stated Principal Balance of any Mortgage Loan that has been prepaid in full or has become a Liquidated Mortgage Loan during the Prepayment Period that includes the first day of the related Due Period will be zero.

Step-Down Test: As to any Distribution Date, the test that will be satisfied if both of the following conditions are met: first, the outstanding principal balance of all Mortgage Loans Delinquent sixty (60) days or more (including Mortgage Loans in foreclosure, REO Property or bankruptcy status) and any Mortgage Loans subject to a Servicing Modification within the twelve (12) months prior to that Distribution Date (provided that the outstanding principal balance of any Mortgage Loan that is 60 days or more Delinquent and subject to such Servicing Modification shall only be included in this calculation once), subject to removal from this test upon meeting performance thresholds, described in Section 2.09(c), averaged over the preceding six-month period, as a percentage of the aggregate Certificate Principal Amount of the Subordinate Certificates on such Distribution Date (without giving effect to any payments, allocation of Realized Losses, Certificate Writedown Amounts or Subsequent Recoveries on such Distribution Date), does not equal or exceed 50%; and second, cumulative Realized Losses on the Mortgage Loans plus, with respect to any Mortgage Loans that have been the subject of a Servicing Modification, any interest due on such Mortgage Loans that has been written off by the applicable Servicer, do not exceed:

•          for each Distribution Date occurring in or after December 2020 to and including November 2021, 20% of the Original Subordinate Certificate Principal Amount;

•          for each Distribution Date occurring in or after December 2021 to and including November 2022, 25% of the Original Subordinate Certificate Principal Amount;

•          for each Distribution Date occurring in or after December 2022 to and including November 2023, 30% of the Original Subordinate Certificate Principal Amount;

•          for each Distribution Date occurring in or after December 2023 to and including November 2024, 35% of the Original Subordinate Certificate Principal Amount; and

•          for the Distribution Date occurring in December 2024 and thereafter, 40% of the Original Subordinate Certificate Principal Amount.

Subordinate Certificates: Collectively, the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

Subordinate Percentage: With respect to any Distribution Date, an amount equal to the excess, if any, of 100% over the Senior Percentage on that Distribution Date.

Subordinate Prepayment Percentage: With respect to any Distribution Date, the excess, if any, of 100% over the Senior Prepayment Percentage on that Distribution Date.

Subordinate Principal Distribution Amount: For any Distribution Date, the sum of:

(1)         the product of (a) the Subordinate Percentage and (b) the principal portion of the Scheduled Payment on each Mortgage Loan due during the related Due Period, whether or not received;

(2)         the product of (a) the Subordinate Prepayment Percentage and (b) each of the following amounts: (i) the principal portion of each full and partial Principal Prepayment made by a Mortgagor on a Mortgage Loan during the related Prepayment Period, (ii) each other unscheduled collection, including Subsequent Recoveries, Insurance Proceeds, proceeds received from a governmental authority in connection with any purchase of a Mortgage Loan by the power of eminent domain (without duplication of any Net Liquidation Proceeds) and Net Liquidation Proceeds (other than with respect to any Mortgage Loan that was finally liquidated during the related Prepayment Period), representing or allocable to recoveries of principal of Mortgage Loans received during the related Prepayment Period; (iii) the principal portion of the Repurchase Price of each Mortgage Loan purchased by the Sponsor or an Originator during the related Prepayment Period (up to 100% of the unpaid principal balance of such Mortgage Loan) or the principal portion of any indemnity payment made in respect of a Mortgage Loan during the related Prepayment Period, in each case due to any of (A) a Material Breach of a representation and warranty with respect to such Mortgage Loan, (B) an early payment default provision in the related Securitization AAR or (C) with respect to the Originators only, a Material Document Defect relating to document defects or missing documents as set forth in the exceptions report to the Final Certification that required repurchase by the Originator; (iv) in the case of a permitted substitution of a Defective Mortgage Loan, the amount representing any Substitution Amount in connection with any such replaced Mortgage Loan included in the Available Distribution Amount for such Distribution Date; and (v) the principal portion of the Clean-Up Call Price for Mortgage Loans paid by the Servicing Administrator or the Master Servicer exercising its right to terminate the Trust;

(3)         with respect to unscheduled recoveries allocable to principal of any Mortgage Loan that was finally liquidated during the related Prepayment Period, the related Net Liquidation Proceeds allocable to principal, to the extent not distributed pursuant to clause (3) of the definition of Senior Principal Distribution Amount; and

(4)         the lesser of (x) any amounts described in clauses (1) through (3) above for any previous Distribution Date that remain unpaid and (y) the Available Distribution Amount with respect to the Senior P&I Certificates remaining after application of the Available Distribution Amount to pay Interest Distribution Amounts and Interest Distribution Shortfalls for each Class of Certificates, the Senior Principal Distribution Amount (giving effect to clause (4) thereof) and the Subordinate Principal Distribution Amount (without giving effect to clause (4) thereof);

Notwithstanding the above, with respect to any Class of Subordinate Certificates (other than the Class B-1 Certificates), if on any Distribution Date the Applicable Credit Support Percentage is less than the Applicable Credit Support Percentage for that Class on the Closing Date, no distribution of principal will be made to any such Classes on such Distribution Date. Instead, the Subordinate Principal Distribution Amount on that Distribution Date will be allocated among the more senior Classes of Subordinate Certificates, pro rata, based upon their respective Certificate Principal Amounts, and any remaining Subordinate Principal Distribution Amount will be included in the Senior Principal Distribution Amount for such Distribution Date; provided that, in the event the aggregate Certificate Principal Amount of the Senior P&I Certificates and each class of Subordinate Certificates whose Applicable Credit Support Percentage is greater than or equal to the Applicable Credit Support Percentage for that class on the Closing Date has been reduced to zero pursuant to the foregoing, any remaining Subordinate Principal Distribution Amount will be allocated to any remaining Subordinate Certificates, in order of priority, in each case until the Certificate Principal Amount thereof has been reduced to zero.

Notwithstanding the above, with respect to each Class of Subordinate Certificates (other than the Class B-1 Certificates), if on any Distribution Date the Certificate Principal Amount of that Class and the aggregate of the Certificate Principal Amounts of all Classes of Subordinate Certificates which have a lower payment priority than that Class on such Distribution Date (without giving effect to any payments, allocation of Realized Losses, Certificate Writedown Amounts or Subsequent Recoveries on such Distribution Date) is less than or equal to 2.55% of the Cut-off Date Aggregate Balance (each such Class a “Locked-Out Class”), the portion of the Subordinate Principal Distribution Amount otherwise payable to such Class or Classes on such Distribution Date and each succeeding Distribution Date will be allocated among the Subordinate Certificates with a higher payment priority then entitled to principal, pro rata, based on their respective Certificate Principal Amounts and any remaining Subordinate Principal Distribution Amount will be included in the Senior Principal Distribution Amount for such Distribution Date; provided, that in the event the Certificate Principal Amount of the Senior P&I Certificates and each Class of Subordinate Certificates which is not a Locked-Out Class has been reduced to zero or are reduced to zero pursuant to the foregoing, any remaining Subordinate Principal Distribution Amount will be allocated to the Locked-Out Classes in order of payment priority, in each case until the Certificate Principal Amount thereof has been reduced to zero.

In addition, until the aggregate Certificate Principal Amount of the Senior P&I Certificates is reduced to zero, if on any Distribution Date the aggregate Certificate Principal Amount of the Subordinate Certificates on such Distribution Date (without giving effect to any payments, allocation of Realized Losses, Certificate Writedown Amounts or Subsequent Recoveries on such Distribution Date) is less than or equal to 2.55% of the Cut-off Date Aggregate Balance, the Senior Principal Distribution Amount for such Distribution Date, and each succeeding Distribution Date, will include all principal collections on the Mortgage Loans payable on that Distribution Date, and the Subordinate Principal Distribution Amount will be zero; provided, that in the event the aggregate Certificate Principal Amount of the Senior P&I Certificates is reduced to zero pursuant to the foregoing, any remaining principal will be allocated to the Subordinate Certificates in order of payment priority, in each case until the Certificate Principal Amount thereof has been reduced to zero.

In addition, until the aggregate Certificate Principal Amount of the Senior P&I Certificates is reduced to zero, if on any Distribution Date, the Subordinate Percentage for such Distribution Date is less than 8.90%, the Senior Principal Distribution Amount for such Distribution Date will include all principal collections on the Mortgage Loans payable on that Distribution Date, and the Subordinate Principal Distribution Amount will be zero; provided that, in the event the aggregate Certificate Principal Amount of the Senior P&I Certificates is reduced to zero pursuant to the foregoing, any remaining principal will be allocated to the Subordinate Certificates in order of payment priority, in each case until the Certificate Principal Amount thereof is reduced to zero.

Subsequent Recovery: With respect to (i) a Liquidated Mortgage Loan with respect to which a Realized Loss was incurred, any amount recovered by a Servicer (after reimbursement of any unreimbursed Advances or expenses relating to such Liquidated Mortgage Loan as well as any previously Liquidated Mortgage Loans) after the liquidation or disposition of such Mortgage Loan, and (ii) a modified Mortgage Loan, any amount recovered by a Servicer as a Principal Forbearance Amount or as a payment payable to the owner of a Mortgage Loan modified under the Home Affordable Modification Program (HAMP) or any similar program.

Substitution Amount: For any month in which the Sponsor substitutes one or more Qualified Substitute Mortgage Loans for one or more Defective Mortgage Loans as a result of either (i) a Material Breach of a representation or warranty with respect to a Mortgage Loan or (ii) a document defect or missing document as set forth in the exceptions report to the Final Certification, the amount by which the aggregate Repurchase Price of all of the Defective Mortgage Loans exceeds the aggregate Stated Principal Balance of the Qualified Substitute Mortgage Loans, together with one (1) month’s interest at the related Net Mortgage Rate.

Super Senior Certificates: The Class A-3, Class A-4, Class A-8, Class A-9, Class A-10, Class A-11, Class A-X-4, Class A-X-6 and Class A-X-7 Certificates.

Tax Matters Person: The person designated as “tax matters person” in the manner provided under Treasury regulation § 1.860F-4(d) and Treasury regulation § 301.6231(a)(7)-1.

Termination Fees: On any Distribution Date for which the Clean-Up Call has been exercised in accordance with Section 7.01 of this Agreement, any amounts that are reimbursable under this Agreement, the applicable Servicing Agreement or the Custodial Agreement to the Depositor, the Master Servicer, the Trustee, the Servicers, the Servicing Administrator, the Securities Administrator and the Custodian in respect of any Advances, Servicing Advances, accrued and unpaid Servicing Fees and Master Servicing Fees or other amounts with respect to the related Mortgage Loans which have not been previously reimbursed. Termination Fees shall not be subject to the annual cap on Extraordinary Trust Expenses.

Trust: Oaks Mortgage Trust Series 2015-2, the Delaware statutory trust created hereby and by the filing of the Certificate of Trust.

Trust Fund: As defined in Section 2.01 herein.

Trustee: Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, not in its individual capacity but solely as Trustee, or any successor in interest, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

Trustee Fee: With respect to the Trustee, as to any Distribution Date, an amount equal to the (i) the product of (a) one-twelfth (1/12) and (b) $6,500.

Trustee Fee Rate: With respect to the Trustee, as to any Distribution Date, a per annum rate equal to (a) $6,500 divided by (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the related Due Period.

UCC: The Uniform Commercial Code as enacted in any applicable jurisdiction from time to time.

Uncertificated Accrued Interest: With respect to each Uncertificated REMIC Regular Interest on each Distribution Date, an amount equal to one month’s interest at the related Uncertificated Interest Rate on the Uncertificated Certificate Principal Amount of such Uncertificated REMIC Regular Interest immediately prior to such Distribution Date.

Uncertificated Certificate Principal Amount: With respect to each Uncertificated REMIC Regular Interest, the initial Uncertificated Certificate Principal Amount as shown or described in the table set forth in the Preliminary Statement to this Agreement for the Uncertificated REMIC Regular Interest, as reduced by principal distributed with respect to such Uncertificated REMIC Regular Interest and Realized Losses or Certificate Writedown Amounts allocated to such Uncertificated REMIC Regular Interest at the date of determination.

Uncertificated Interest Rate: The Uncertificated Lower-Tier REMIC Interest Rate.

Uncertificated Lower-Tier REMIC Interest Rate: With respect to each Lower-Tier REMIC Regular Interest and any Distribution Date, the meaning provided in the Preliminary Statement to this Agreement under “Lower-Tier REMIC.”

Uncertificated REMIC Regular Interests: The Lower-Tier REMIC Regular Interests.

Uncertificated Upper-Tier Interest: Any or all, as the context requires, of the following regular interests in the Upper-Tier REMIC described in the Preliminary Statement to this Agreement as the Class UT-A-6, UT-A-9, UT-A-11, UT-A-X-1, UT-A-X-5, UT-A-X-6 and UT-A-X-7 Upper-Tier Interests.

Underwriter’s Exemption: Department of Labor Final Authorization Number 2004-03E, as amended by PTE 2013-08 (July 9, 2013), and from time to time or any substantially similar administrative exemption granted by the U.S. Department of Labor.

Upper-Tier Interest: Any one of the interests in the Upper-Tier REMIC as described in the Preliminary Statement to this Agreement.

Upper-Tier REMIC: The segregated pool of assets that is described in the Preliminary Statement to this Agreement.

UT-R Interest: The meaning provided in the Preliminary Statement to this Agreement.

Voting Interests: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 99% of all Voting Interests shall be allocated to the Senior P&I, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in proportion to their respective outstanding Certificate Principal Amounts; and 1% of all Voting Interests shall be allocated to the Interest-Only Certificates, in proportion to their respective Notional Amounts. Voting Interests shall be allocated among the Certificates of each Class based on their Percentage Interests and no Certificate with a Certificate Principal Amount or Notional Amount equal to zero will have any voting rights. The Residual Certificates will not have any voting rights.

Wells Fargo: Wells Fargo Bank, N.A., a national banking association.

WHFIT: A “Widely Held Fixed Investment Trust” as that term is defined in Treasury Regulations section 1.671-5(b)(22) or successor provisions.

WHFIT Regulations: Treasury Regulations section 1.671-5, as amended.

WHMT: A “Widely Held Mortgage Trust” as that term is defined in Treasury Regulations section 1.671-5(b)(23) or successor provisions.

Section 1.02         Master Servicer and Securities Administrator

Wells Fargo will perform its duties as Master Servicer and Securities Administrator hereunder through its Corporate Trust Services division.

Article II

ORGANIZATION OF TRUST

Section 1A.01. Name of Trust

•          The name of the Trust formed hereby shall be “Five Oaks Mortgage Trust Series 2015-2” in which name the Trustee may conduct the business and affairs of the Trust, make and execute contracts and agreements on behalf of the Trust and sue and be sued on behalf of the Trust.

Section 1A.02. Office.

•          The principal office of the Trust shall be in care of the Trustee and shall be located at its Corporate Trust Office, or at such other address as the Trustee may designate by written notice to the Certificateholders, each Rating Agency and the other parties to this Agreement.

Section 1A.03. Declaration of Trust.

•          The Depositor hereby appoints Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust to act as Trustee of the Trust, to have all the rights, powers and duties set forth herein. It is the intention of the parties hereto that the Trust constitute a statutory trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq., as the same may be amended from time to time (the “Delaware Statutory Trust Act”), and that this Agreement constitutes the governing instrument of such statutory trust. Effective as of the date hereof, the Trustee shall have all rights, powers and duties set forth in the Delaware Statutory Trust Act with respect to accomplishing the purposes of the Trust. On or before the date hereof, the Trustee is hereby authorized and directed to file a certificate of trust in substantially the form of Exhibit L (the “Certificate of Trust”) with the Secretary of State of the State of Delaware, on behalf of the Trust.

Section 1A.04. Purpose and Powers.

•          The purposes of the Trust are, and the Trust and the Trustee on behalf of the Trust shall have the power and authority, (i) to issue the Certificates pursuant to this Agreement and to sell the Certificates to or at the direction of the Depositor; (ii) with the proceeds of the sale of the Certificates, to purchase the Mortgage Loans and all related assets upon direction of the Depositor and to pay any organizational start-up and transactional expenses of the Trust; (iii) to enter into this Agreement and the Basic Documents and to perform their respective obligations hereunder and thereunder; (iv) to acquire, hold, manage and dispose of the Trust Fund in accordance with this Agreement; (v) to conduct the affairs of the Trust so that any Certificates representing REMIC regular interests are treated as regular interests in a REMIC for federal income tax purposes pursuant to this Agreement; (vi) to engage in those activities, including entering into agreements upon receipt of direction, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and (vii) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with the conservation of the assets of the Trust. The Trust and the Trustee on behalf of the Trust are hereby authorized to engage in the foregoing activities. The Trust and the Trustee on behalf of the Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement.

Section 1A.05. Liability of the Certificateholders.

•          The Certificateholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

Section 1A.06. Title to Trust Property.

•          Legal title to the assets of the Trust shall be vested at all times in the name of the Trustee on behalf of the Trust as a separate legal entity. The Certificateholders shall not have legal title to any part of the assets of the Trust. No transfer by operation of law or otherwise of any interest of the Certificateholders shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the assets of the Trust. The Trustee, in such capacity is hereby authorized to hold all assets of the Trust on behalf of the Trust, for the benefit of the Certificateholders.

Section 1A.07. Situs of Trust.

•          The Trust will be located in the State of Delaware in care of the Trustee and administered by the Trustee in the State of Delaware. Nothing herein shall restrict or prohibit the Trustee from having employees within or outside of the State of Delaware.

Section 1A.08. Limitations on Activities; Separateness Provisions.

(a)          So long as any Certificate remains outstanding, the Trust hereby covenants that it will:

(i)          remain organized solely for the purpose of acquiring, owning, holding, transferring, exchanging, and managing the Mortgage Loans, entering into and performing its obligations under this Agreement, and transacting lawful business that is incident, necessary and appropriate to accomplish the foregoing;

(ii)         not engage in any business unrelated to the activities set forth in the immediately preceding clause;

(iii)        not own any real property other than the Mortgage Loans and property incidental thereto;

(iv)        not have at any time any assets other than those incidental to the Mortgage Loans titled in the name of the Trustee;

(v)         not cause, consent to or permit any amendment of this Agreement with respect to the matters set forth in these separateness provisions;

(vi)        not fail to correct any known misunderstanding regarding its separate identity nor identify itself as a division of any other Person;

(vii)       hold itself out and identify itself as a separate and distinct entity under its own name;

(viii)      at all times remain solvent and pay its liabilities from its assets as the same become due and maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated purposes;

(ix)         maintain its bank accounts, books of account, books and records separate from those of any other person and, to the extent that it is required to file income tax returns under applicable law, file its own income tax returns;

(x)          not commingle its assets with those of any other entity;

(xi)         maintain its own records, books, resolutions and agreements;

(xii)        maintain its financial and accounting books and records separate from those of any other entity;

(xiii)       pay its indebtedness, operating expenses and liabilities from its own funds;

(xiv)      neither incur any indebtedness nor pay the indebtedness, operating expenses and liabilities of any other entity;

(xv)       not engage in any dissolution, liquidation, consolidation, merger or sale of assets except as specifically provided for herein;

(xvi)      maintain appropriate minutes or other records of all appropriate actions and maintain its office separate from the offices of the Depositor or any of its Affiliates;

(xvii)     not engage in any business activity other than as contemplated by this Agreement;

(xviii)    not form, or cause to be formed, any subsidiaries and shall not own or acquire any asset other than as contemplated by this Agreement;

(xix)       not, other than as contemplated by this Agreement, not follow the directions or instructions of the Depositor or the Sponsor;

(xx)        conduct its own business and hold its assets in its own name;

(xxi)       observe all formalities required under the Delaware Statutory Trust Statute;

(xxii)      not hold out its credit as being available to satisfy the obligations of any other person or entity;

(xxiii)     not acquire the obligations or securities of its Affiliates or the Seller;

(xxiv)    not, other than as contemplated by this Agreement, not pledge its assets for the benefit of any other person or entity;

(xxv)     correct any known misunderstanding regarding its separate identity;

(xxvi)    not identify itself as a division of any other person or entity;

(xxvii)   for accounting purposes, be treated as an entity separate and distinct from any Certificateholder;

(xxviii)    ensure that the pricing and other material terms of all transactions and agreements to which the Trust is a party shall be intrinsically fair to all parties thereto;

(xxix)      not have any agreement, other than this Agreement with respect to the creation, operation and termination of the Trust;

(xxx)        maintain its financial statements, accounting records and other entity documents separate from those of any other person; (B) show, in its financial statements, its asset and liabilities separate and apart from those of any other person; and (C) not permit its assets to be listed as assets on the financial statement of any of its affiliates;

(xxxi)      pay its own liabilities and expenses out of its own funds and assets;

(xxxii)     observe all statutory trust formalities;

(xxxiii)    not assume or guarantee or become obligated for the debts of any other person or hold out its credit as being available to satisfy the obligations of any other person;

(xxxiv)     maintain and use separate stationery, invoices and checks bearing its name and not bearing the name of any other entity;

(xxxv)      maintain its assets in such a manner that it shall not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other person;

(xxxvi)     not have any of its obligations guaranteed by any affiliate except as provided by the loan documents with respect to the R&W Remedy Obligations; and

(xxxvii)    not permit any affiliate access to its bank accounts, except the Servicers solely in their respective capacities as a Servicer in accordance with this Agreement.

(b)          Notwithstanding any other provision of this Agreement, each party hereto agrees that it will not take any action nor fail to take any action, in each case on behalf of the Trust, that would result in a breach of any of the foregoing covenants of the Trust.

(c)          For accounting purposes, the Trust shall be treated as an entity separate and distinct from any Certificateholder. The Depositor shall ensure that pricing and other material terms of all transactions and agreements to which the Trust is a party shall be intrinsically fair to all parties thereto. This Agreement is and shall be the only agreement among the parties hereto with respect to the creation, operation and termination of the Trust.

(d)          Failure by the Trust to comply with any of the provisions of the foregoing shall not affect the status of the Trust as a separate legal entity.

Section 1A.09. Assets of the Trust.

•          The assets of the Trust shall be limited to the assets described in the definition of “Trust Fund.”

Section 1A.10. Representations and Warranties of the Trustee.

•          The Trustee hereby represents and warrants to the Depositor and the Master Servicer and Securities Administrator, as of the Closing Date, that:

(a)          the Trustee is duly organized and validly existing as a federal savings bank under the laws of the United States with power and authority to own its property and to conduct its business as such property is currently owned and such business is presently conducted;

(b)          the Trustee has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Trustee by all necessary corporate action;

(c)          the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under the organizational documents of the Trustee or any material agreement or other material instrument to which the Trustee is a party or by which it is bound;

(d)          to the Trustee’s knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Trustee or its property: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Trustee of its obligations under, or the validity or enforceability of, this Agreement; and

(e)          this Agreement has been duly executed and delivered by the Trustee and, assuming the due authorization, execution and delivery of this Agreement by the Depositor and the Securities Administrator, this Agreement constitutes a valid, legal and binding obligation of the Trustee, enforceable against it in accordance with the terms hereof, except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

Article II

DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES

Section 2.01         Creation and Declaration of Trust Fund for the benefit of Trust; Conveyance of Mortgage Loans.

Concurrently with the execution and delivery of this Agreement, the Depositor does hereby sell, transfer, assign, set over, deposit with and otherwise convey to the Trustee for the benefit of the Trust, without recourse, subject to Sections 2.02 and 2.04, in trust, all rights, title and interest of the Depositor in and to the Trust Fund consisting of: (i) the Mortgage Loans, including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest due on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date, but not including the related Servicing Rights; (ii) all of the Depositor’s rights, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) the Depositor’s rights under the Servicing Agreements and the Mortgage Loan Purchase Agreement; (iv) any REO Property acquired in respect of any defaulted Mortgage Loan and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; together with all proceeds of the foregoing and (vii) the AAR Agreements (collectively, the “Trust Fund”); and the Trustee declares that, subject to the Custodian's review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Trust and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, all of the Certificates in the authorized denominations specified by the Depositor pursuant to Section 3.01(b).

The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in the creation or assumption by the Trustee or the Trust of any obligation of the Depositor, the Sponsor or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth therein.

Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee with respect to the custody, acceptance and inspection of the Mortgage Files and release of Mortgage Documents, and preparation and delivery of the certifications relating to the Mortgage Files shall be performed by the Custodian pursuant to the terms and conditions of the Custodial Agreement. In addition, the Trustee is hereby directed to execute, not in its individual capacity but solely as Trustee hereunder, and deliver the Custodial Agreement. The Master Servicer, the Depositor, the Securities Administrator, the Trust and the Certificateholders (by their acceptance of such Certificates) acknowledge and agree that the Trustee is executing and delivering the Custodial Agreement solely in its capacity as Trustee and not in its individual capacity.

In connection with such sale, transfer and assignment of the Mortgage Loans, the Depositor (x) does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, the Custodian acting on the Trustee's behalf, the Mortgage Files and (y) pursuant to the Custodial Agreement will deliver to and deposit with the Custodian acting on the Trustee's behalf, the Credit Files.

Section 2.02         Acceptance of Trust Fund by Trustee for the benefit of the Trust; Review of Documentation for Trust Fund.

(a)          The Trustee, by execution and delivery hereof and the below-referenced delivery to the Trustee of the Initial Certification, acknowledges (x) receipt by it (or by the Custodian on its behalf) of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule and (y) that it (or the Custodian on its behalf) will receive the Credit Files, subject to review thereof by the Custodian on behalf of the Trustee in accordance with Sections 3 and 5 of the Custodial Agreement and the exceptions set forth on (i) the Credit File Exception Report and (ii) the Initial Certification. The Custodian, on behalf of the Trustee, will execute and deliver to the Trustee, the Servicers, the Servicing Administrator, the Master Servicer and the Depositor an Initial Certification on the Closing Date in the form required by the Custodial Agreement.

(b)          Within two hundred and seventy (270) days after the Closing Date, the Custodian, on behalf of the Trustee, will, for the benefit of the Trust, review each related Mortgage File to ascertain that all required documents set forth in the Custodial Agreement have been received and appear on their face to conform with the requirements set forth in Sections 2, 4 and 6 of the Custodial Agreement.

(c)          Nothing in this Agreement shall be construed to constitute an assumption by the Trust, Trust Fund, the Trustee, the Custodian or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

(d)          Each of the parties hereto acknowledges that the Custodian shall perform the applicable review of the related Mortgage Loans and respective certifications as provided in the Custodial Agreement.

(e)          Upon execution of this Agreement, the Depositor hereby delivers to the Trustee and the Trustee acknowledges receipt of the Mortgage Loan Purchase Agreement and the Servicing Agreements.

(f)          The Trustee shall deliver to each Rating Agency via the Rule 17g-5 Information Provider any report or certification provided to it by the Custodian under this Section 2.02.

Section 2.03         Representations and Warranties of the Depositor.

(a)          The Depositor hereby represents and warrants to the Trustee, the Trust, the Certificateholders, and to the Master Servicer and the Securities Administrator, as of the Closing Date or such other date as is specified below, that:

(i)          the Depositor is a limited liability company duly organized, validly existing and in good standing under the laws governing its creation and existence and has full power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

(ii)         the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of formation or limited liability company agreement of the Depositor;

(iii)        the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

(iv)        this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, the Master Servicer and the Securities Administrator, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

(v)         there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted, against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;

(vi)        immediately prior to the transfer and assignment of the Mortgage Loans (exclusive of the Servicing Rights) to the Trustee, the Depositor was the sole owner and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s title insurance policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, (3) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of cleanup of hazardous substances or hazardous wastes or for other environmental protection purposes and (4) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

(vii)       other than the security interest or ownership interest granted to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. The Depositor has not authorized the filing of and is not aware of any financing statement against the Depositor that includes a description of the collateral covering the Mortgage Loans. The Depositor is not aware of any judgment or tax lien filings against the Depositor;

(viii)      none of the Mortgage Loans have any marks or notations indicating that such Mortgage Loans have been pledged, assigned or otherwise conveyed to any Person other than the Trustee; and

(ix)         the Depositor has received all consents and approvals required by the terms of the Mortgage Loans to convey the Mortgage Loans hereunder to the Trustee.

The foregoing representations made in this Section 2.03 shall survive the termination of this Agreement and shall not be waived by any party hereto.

Section 2.04         Discovery of Breach; Repurchase of Mortgage Loans.

(a)          Pursuant to the Mortgage Loan Purchase Agreement, the Sponsor has made certain representations and warranties with respect to the Mortgage Loans, and each of the Depositor and the Trustee intend that the Mortgage Loans (including any Qualified Substitute Mortgage Loans substituted by the Sponsor due to a breach of a representation or warranty by the Sponsor) included in the Trust Fund satisfy such representations and warranties. The Depositor, for the benefit of the Trustee, the Trust and the Certificateholders, hereby assigns any rights it has against the Sponsor with respect to the Mortgage Loan Purchase Agreement to the Trustee.

(b)          Subject to Section 2.05, upon discovery by the Depositor or the Sponsor of a breach of any representation or warranty for which the Sponsor is obligated to perform a Sponsor Remedy Obligation, the Trustee, or its designee, shall promptly notify the Sponsor in writing of such breach and request that the Sponsor perform such Remedy Obligation with respect to a representation or warranty under the Mortgage Loan Purchase Agreement, within ninety (90) days from the earlier of the date that the Sponsor discovered or was notified of such breach. Subject to Section 2.05, upon the occurrence of a breach of any representation or warranty for which an Originator is obligated to perform an Originator Remedy Obligation or an Originator Document Remedy Obligation, the Trustee, or its designee, shall promptly notify such Originator in writing of such breach and request that such Originator perform such Originator Remedy Obligation or Originator Document Remedy Obligation within the applicable cure period set forth in the related Purchase Agreement. If the Sponsor or an Originator (as applicable) fails to perform the applicable Remedy Obligation in all material respects during the applicable cure period, the Trustee shall enforce the applicable Remedy Obligation following the expiration of the applicable cure period; provided, however, that, in connection with any such breach that could not reasonably have been cured by the Sponsor within the applicable cure period, the Sponsor shall be required to perform a Remedy Obligation with respect to the applicable Mortgage Loan no later than one hundred twenty (120) days after its discovery or notice of such breach; and provided further, that, if such breach would cause the Mortgage Loan to be other than a “qualified mortgage” (as defined in the Code), then notwithstanding the previous provisions of this paragraph, the Sponsor or such Originator (as applicable) shall be required to repurchase or substitute (if applicable) the Defective Mortgage Loan within sixty (60) days from the date the defect was discovered (and no indemnity payment in lieu of such repurchase or substitution will be accepted); and provided further, however, that no substitution pursuant to this Section 2.04(b) shall occur more than two (2) years after the Closing Date. Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis. The Repurchase Price for the repurchased Mortgage Loan shall be deposited by the Sponsor or such Originator, as applicable, in the Distribution Account, and the Trustee, or its designee, upon receipt of written certification of such deposit or remittance, shall release to the Sponsor or such Originator (as applicable) the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranties, as either party shall furnish to the Trustee and as shall be necessary to vest in such party any Mortgage Loan released pursuant hereto and the Trustee, or its designee, shall have no further responsibility with regard to such Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose). Any indemnity payment made with respect to a Defective Mortgage Loan shall be deposited by the Sponsor in the Distribution Account. It is understood and agreed that the obligation of the Sponsor or an Originator to perform a Remedy Obligation shall constitute the sole remedy against such party respecting the omission, defect or breach available to the Trustee on behalf of the Trust. Costs and expenses incurred by the Trustee pursuant to this Section 2.04, to the extent not reimbursed by the Sponsor or the Directing Holders, shall be reimbursed by the Trust Fund, subject to the limitation in clause (D) of the definition of Available Distribution Amount.

(c)          It is understood and agreed that the representations and warranties set forth in the Mortgage Loan Purchase Agreement, the Purchase Agreements and the AAR Agreements, and the Sponsor’s obligation to perform a Remedy Obligation with respect to a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement shall survive delivery of the Mortgage Files and the sale and assignment of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement.

(d)          The Sponsor shall indemnify and hold harmless the Trust, the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor, the Custodian and each Certificateholder against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust, the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor, the Custodian or any Certificateholder may sustain in connection with any actions of the Sponsor relating to a repurchase of a Mortgage Loan other than in compliance with the terms of this Section 2.04 and the Mortgage Loan Purchase Agreement, to the extent that any such action causes an Adverse REMIC Event or Adverse Grantor Trust Event.

(e)          For the avoidance of doubt, none of the Master Servicer, the Securities Administrator or the Custodian shall have any duty to conduct any investigation as to the occurrence of any breach of a representation or warranty by the Sponsor.

Section 2.05         Obligations in Respect of Alleged Breach of Representations and Warranties; Defective or Missing Mortgage Documents.

(a)          The Trustee shall acknowledge receipt of the Initial Certification and Final Certification provided by the Custodian pursuant to the Custodial Agreement. The Depositor shall review the Final Certification provided by the Custodian pursuant to the Custodial Agreement. If any document is listed as missing or defective in the Final Certification, the Depositor shall determine whether the failure to provide any missing documentation or the existence of a defective document materially and adversely affects the value of the applicable Mortgage Loan or the interest of the Certificateholders in such Mortgage Loan (each, a “Material Document Defect”). If the Depositor concludes that a Material Document Defect exists with respect to a Mortgage Loan, it shall so notify the Trustee. The Trustee shall make available to the Certificateholders the information regarding the Depositor’s determination that a Material Document Defect exists and the Final Certification generated by the Custodian by forwarding such documents to the Securities Administrator, and the Securities Administrator is hereby directed to upload such findings to the Securities Administrator’s website at www.ctslink.com; provided, that neither the Securities Administrator nor the Trustee will have any obligation to confirm or verify the accuracy of such information. The Trustee shall pursue the applicable Document Remedy Obligation against the related Originator if within ninety (90) days of notification of the Certificateholders, (i) the Trustee receives written direction to do so by Directing Holders because such Directing Holders have determined, after review of the Depositor’s decision and the final certification, that the missing document constitutes a Material Document Defect and (ii) the Certificateholders directing the Trustee to pursue the Document Remedy Obligation agree to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee and to provide any indemnification reasonably requested by the Trustee. In connection with any such action against the related Originator, the Trustee shall pursue reimbursement for its fees, costs and expenses from such Originator under the terms of the related Securitization AAR, if directed to do so by Directing Holders that provided such funds to the Trustee as described above. For the avoidance of doubt, in connection with any matters relating to enforcing the Document Remedy Obligations of the Originators, the Trustee shall not be obligated to take any action without first receiving adequate direction, indemnification and advances, as necessary, from Directing Holders, such adequacy to be agreed upon by the Trustee and such Directing Holders. If the Trustee recovers any such fees, costs and expenses, it will be obligated to pay such amounts to the Certificateholders that provided such funds to the Trustee as described above. To the extent not reimbursed by the applicable Originator or the applicable Certificateholders, the Trustee shall be reimbursed by the Trust, subject to the annual expense limits as described in the definition of Extraordinary Trust Expenses.

(b)          With respect to any Mortgage Loan that is less than one hundred twenty (120) days delinquent and has not been the subject of a previous arbitration proceeding under the related Securitization AAR or the Mortgage Loan Purchase Agreement (as applicable), the Directing Holders may direct the Trustee to request the Credit File for a Mortgage Loan from the Custodian, and to engage an Independent Evaluator in accordance with Section 2.08 (which Independent Evaluator may be selected by the Directing Holders or, if no such selection is made by such holders, such third party will be selected by the Trustee), to review the related Mortgage Loan to determine whether there has been a Material Breach of a representation and warranty under the related Securitization AAR and for which the related Originator under the related Securitization AAR or the Seller under the Mortgage Loan Purchase Agreement, as applicable, is obligated to cure, repurchase or, in some cases, substitute for the related Mortgage Loan pursuant to the terms of the related Securitization AAR or the Mortgage Loan Purchase Agreement, as applicable. The costs and expenses of such third party review shall be paid for by the Directing Holders.

(c)          In the event a Mortgage Loan becomes one hundred twenty (120) days or more Delinquent and has not been the subject of a previous arbitration proceeding under the related Securitization AAR or the Mortgage Loan Purchase Agreement (as applicable), the Trustee will request the Credit File for a Mortgage Loan from the Custodian, and shall engage an Independent Evaluator in accordance with Section 2.08 (which may be selected by the holder or holders of the majority of the Certificate Principal Amount of the most subordinate class of certificates outstanding or, if no such selection is made by such Directing Holders, such Independent Evaluator will be selected by the Trustee), to review the related Mortgage Loan to determine whether there has been a Material Breach of a representation and warranty and for which the related Originator under the related Securitization AAR or the Seller under the Mortgage Loan Purchase Agreement, as applicable, is obligated to cure, repurchase or, in some cases, substitute for the related Mortgage Loan pursuant to the terms of the related Securitization AAR or the Mortgage Loan Purchase Agreement, as applicable. In that situation, the Trustee (at the Trust’s expense, as an Extraordinary Trust Expense) shall select an Independent Evaluator that will request the Mortgage File, the Credit File, the related Originator’s underwriting guidelines from the Custodian and the Servicing File from the related Servicer, and based upon all available information, the Independent Evaluator will evaluate the Mortgage Loan as to the existence of any breach. Any costs and expenses incurred by the Trustee in connection with the engagement of the Independent Evaluator to conduct such automatic review will, to the extent not reimbursed by Certificateholders, be reimbursed from the Trust Fund, subject to the annual expense limits as described in the definition of Extraordinary Trust Expenses.

(d)          With respect to any of the foregoing clauses (b) and (c), the Trustee shall engage an Independent Evaluator to perform such review of the related Mortgage File and Credit File and report its findings to the Trustee; provided that the Trustee shall have no obligation to confirm or verify the accuracy of such information. The Trustee shall cause the Custodian to provide the Independent Evaluator with the related Mortgage File and Credit File. The Independent Evaluator shall be required to perform a review and report its findings to the Trustee. Any such report shall include an attestation by the Independent Evaluator that its review and report were not influenced or affected by any interested party.

(e)          Each determination that there has been a breach of a representation or warranty and each remedy for such a breach is required to be conducted on a Mortgage Loan-by-Mortgage Loan basis. If upon the review of the results of such review, the Independent Evaluator determines there is evidence that a Material Breach of representation or warranty may have occurred requiring the Sponsor or an Originator to perform a Remedy Obligation with respect to the related Mortgage Loan, then the Trustee shall proceed in accordance with Section 2.05(f) and Section 2.06 below. Neither the Trustee nor the Trust will be responsible for the willful misconduct or negligence on the part of any Independent Evaluator. For the avoidance of doubt, the fee, if any, of the Independent Evaluator shall be separate from the Trustee Fee.

(f)          The Trustee shall provide to the Certificateholders the information regarding the Independent Evaluator’s review by forwarding such information to the Securities Administrator, and the Securities Administrator is hereby directed to upload such findings to the Securities Administrator’s website at www.ctslink.com; provided that the Securities Administrator will have no obligation to review, redact, confirm the accuracy of, or otherwise verify such information. If upon review of the Independent Evaluator’s findings a group of Directing Holders determines that a Material Breach has occurred, such Directing Holders will notify the Trustee of such determination and instruct the Trustee to pursue and enforce a Remedy Obligation against the applicable Originator or the Sponsor (as applicable), including participating in an arbitration or other cause of action, pursuant to and to the extent provided in the related Securitization AAR or the Mortgage Loan Purchase Agreement, as applicable, as directed by, and at the expense of, the Directing Holders; provided that the Trustee shall be obligated to commence its enforcement of a Remedy Obligation only if (i) the Directing Holders provide written direction to the Trustee to enforce such Remedy Obligation within ninety (90) days of notification to the Certificateholders and (ii) the Directing Holders have entered into an agreement to provide in advance to the Trustee funds to pay for any and all costs and expenses incurred by the Trustee (including but not limited to engaging the Independent Evaluator) in connection with such enforcement and to provide any indemnification reasonably requested by the Trustee (including but not limited to the Directing Holders’ decision to direct the Trustee to pursue or not to pursue an action based on the results of such review). In connection with any such review and/or action against an Originator or the Sponsor (as applicable), the Trustee shall pursue reimbursement for its fees, costs and expenses from such Originator or the Sponsor (as applicable) under the terms of the related Securitization AAR or Mortgage Loan Purchase Agreement. For the avoidance of doubt, in connection with any matters relating to enforcing an Originator’s or the Sponsor’s applicable R&W Remedy Obligations, the Trustee shall not be obligated to take any action without first receiving adequate direction, indemnification and advances, as necessary, from the Directing Holders, such adequacy to be agreed upon by the Trustee and such Directing Holders. If the Trustee recovers any such fees, costs and expenses from the related Originator or the Seller, the Trustee shall pay such amounts to the Directing Holders pursuant to the agreement described in clause (ii) above. Costs and expenses incurred by the Trustee to the extent not reimbursed by the applicable Originator, the Seller or the Directing Holders, shall be reimbursed by the Trust Fund, subject to the annual expense limits as described in the definition of Extraordinary Trust Expenses. Notwithstanding anything to the contrary set forth in this paragraph (f), information provided to Certificateholders in connection with any breach will be a summary of the Independent Evaluator’s review and shall not include any personally identifiable information or any other information that would give the recipient the ability to identify the borrower, and the Depositor will have the right to remove (or cause the removal of) such information from materials that are to be provided to Certificateholders.

(g)          The Trust and the Trustee on behalf of the Trust will not have any right or power to bring any action or claim against any party other than the Sponsor and the applicable Originator with respect to any breach or alleged breach of any representation or warranty made with respect to the Mortgage Loans. The representations and warranties made by the Sponsor and the Originators with respect to the related Mortgage Loans have been made to the Trust and not to the Certificateholders or any Certificateholder. Each Certificateholder, by acquiring its Certificates, will be deemed to have consented to these limitations.

Section 2.06         Procedures Following Determination of Breach of Representations and Warranties.

(a)          Upon determination by Directing Holders of a Material Breach or Material Document Defect and upon receipt of direction from such Directing Holders within 90 days from the date on which the Independent Evaluator’s findings were made available to the Certificateholders for the Trustee to pursue a Remedy Obligation in accordance with the related Securitization AAR or the Mortgage Loan Purchase Agreement, as applicable, the Trustee shall provide written notification of such breach by mail to the Sponsor or the related Originator (as applicable), within thirty (30) days of determination of the breach (or such other time required under the related Purchase Agreement). If the Trustee does not receive a response, the Trustee shall send a follow-up demand notice within sixty (60) days after the initial notice. Both notices will remind the Sponsor or the related Originator (as applicable) of its right to submit the claim to binding arbitration if it disputes the claim.

(b)          With respect to any Material Breach for which the Sponsor is responsible, the Sponsor will have the obligation provided in the Mortgage Loan Purchase Agreement to perform a Sponsor Remedy Obligation with respect to the related Mortgage Loan within ninety (90) days (or such shorter period as provided in Section 2.04). With respect to any Material Breach or Material Document Defect for which an Originator is responsible, such Originator will have the obligation under the related Purchase Agreement to perform an applicable Originator Remedy Obligation within the timeframe provided in the related Purchase Agreement. Any cure may be subject to review and approval by the Trustee or the Independent Evaluator to ensure that a Material Breach no longer exists.

(c)          If the Sponsor or the related Originator (as applicable) disputes the claim, as provided in and if permitted under the Mortgage Loan Purchase Agreement or the related Purchase Agreement (as applicable), the dispute of the claim shall be submitted by the Trustee to binding arbitration if permitted under the Mortgage Loan Purchase Agreement or the related Purchase Agreement (as applicable). The Trustee shall provide prompt written notice to the Securities Administrator (i) that a claim has been submitted to binding arbitration and (ii) the arbitrator’s decision with respect to such dispute.

(d)          If the Sponsor or the related Originator (as applicable) refuses to perform its applicable Remedy Obligation within thirty (30) days after the end of the cure period, then the Trustee shall notify all of the Certificateholders through a special and additional communication made available on the Securities Administrator’s website located at www.ctslink.com and request guidance as to whether to bring a legal action against the Sponsor. There will not be any deadline for obtaining guidance. The Trustee shall only bring legal action upon the direction of Directing Holders. The Trustee will not be required to proceed unless it obtains in advance funds to pay any fees, costs and expenses incurred by the Trustee and adequate indemnification from the Directing Holders to cover any cost, expense or liability in connection with any legal action. For the avoidance of doubt, in connection with any matters relating to enforcing the Sponsor’s or such Originator’s remedy obligations, the Trustee will not be obligated to take any action without first receiving adequate direction, indemnification and advances, as necessary, from Directing Holders, such adequacy to be agreed upon by the Trustee and such Directing Holders. Certificateholders who are not part of the Directing Holders will be not be required to contribute, but shall not have any rights with respect to the approval or disapproval of the resolution of any dispute. The existence of any outstanding unresolved breaches and their status shall be reported by the Trustee to the Securities Administrator and the Securities Administrator is hereby directed to include such status in each Distribution Date Statement or supplemental report, solely to the extent the Securities Administrator has received such information from the Trustee. The status of any outstanding unresolved breaches shall remain on each Distribution Date Statement until an update as to such status is provided by the Trustee to the Securities Administrator.

(e)          Certificateholders or other third parties will have no rights to bring any action for the enforcement of breaches of representations and warranties made by the Sponsor or the Originators other than as described above.

(f)          In the event the Sponsor or an Originator repurchases the related Mortgage Loan, the Repurchase Price for the repurchased Mortgage Loan for such Mortgage Loan shall be deposited by the Sponsor or such Originator, as applicable, in the Distribution Account, and the Trustee, or its designee, upon receipt of written certification of such deposit or remittance (as applicable), shall release to the Sponsor the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as either such party shall furnish to the Trustee and as shall be necessary to vest in such party any Mortgage Loan released pursuant hereto and the Trustee, or its designee, shall have no further responsibility with regard to such Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose). It is understood and agreed that the obligation of the Sponsor or such Originator (as applicable) to perform a Remedy Obligation with respect to any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Sponsor or such Originator (as applicable) respecting such omission, defect or breach available to the Trustee on behalf of the Trust or the Certificateholders.

(g)          Any cost or expense incurred by the Trustee in notifying the Sponsor or an Originator of alleged breaches and notifying Certificateholders of the Sponsor’s or such Originator’s failure to perform an applicable Remedy Obligation with respect to a Mortgage Loan will not be an Extraordinary Trust Expense. Notwithstanding the foregoing, the Trustee may recover its notification expenses and any other expenses it may incur in connection with enforcing remedies for breaches of representations and warranties (and will attempt to recover the expense of the Independent Evaluator and, if applicable, arbitrator) from the Sponsor or such Originator, to the extent provided in this Agreement or the related Purchase Agreement, and will reimburse itself and any such Independent Evaluator or arbitrator first for any such costs. Any expenses incurred by the Trustee or the Trust, other than notification costs, which are not covered by the Sponsor or any other party will be an Extraordinary Trust Expense. In addition, the cost of the Independent Evaluator and any cost of the arbitration, to the extent not covered by the Sponsor, the related Originator, the Certificateholders or any other party will be treated as an Extraordinary Trust Expense.

Section 2.07         Intention of Parties.

Notwithstanding any other provision of this Agreement, it is intended by each of the parties hereto that the conveyance of the Depositor’s rights, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan or other obligation, so that the Trustee shall be the owner of the Trust Fund for the benefit of the Trust.

However, in the event that, notwithstanding the intent of the parties, the Trust Fund is held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Trust Fund, then (a) this Agreement shall constitute a security agreement to secure a debt, and (b) the conveyance provided for in Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee of, and the Depositor hereby grants to the Trustee, to secure payment of the aggregate Certificate Principal Amount and all interest accrued on the Trust Fund, a security interest in all of the Depositor’s rights, title, and interest, whether now owned or hereafter acquired, in and to (i) the Mortgage Loans, (ii) all other property in the Trust Fund, (iii) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter of credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing, and (iv) all proceeds of the foregoing.

Section 2.08         The Independent Evaluator.

Any Independent Evaluator appointed to review a Mortgage Loan pursuant to this Agreement must be a recognized third party with experience performing due diligence on residential mortgage loans and may not be (i) the same party that performed the pre-offering review of such Mortgage Loan or (ii) an affiliate of the Sponsor. Clayton Services LLC and Opus Capital Market Consultants, LLC performed the pre-offering review of the Mortgage Loans. Any such evaluator will be deemed to have been selected with due care by the Trustee and the Trustee will not be liable for the results of any review made by an Independent Evaluator. The Trustee will inform the Master Servicer which Independent Evaluator has been selected, and the Master Servicer shall direct the Custodian to deliver to the Independent Evaluator the related Mortgage File, the Credit File and the related Originator’s underwriting guidelines and (ii) direct the applicable Servicer to deliver to the Independent Evaluator the related Servicing File and any other information with respect to the related Mortgage Loan requested by the Independent Evaluator, to the extent permitted under the applicable Servicing Agreement. As a condition to its appointment, the Independent Evaluator shall have agreed to treat as confidential any such information. The Trustee will make available to the Certificateholders certain information regarding the Independent Evaluator’s review by forwarding the Independent Evaluator’s findings to the Securities Administrator. The Securities Administrator is hereby directed to upload such findings to the Securities Administrator’s website at www.ctslink.com; provided, that the Securities Administrator will have no obligation to review, redact, confirm the accuracy of, or otherwise verify such information.

Section 2.09         Obligations in Respect of Proposed Eminent Domain Mortgage Loan Acquisition.

(a)          The Master Servicer or the Trustee shall promptly notify the other if one of its Responsible Officers has received written notice or actual knowledge that any governmental entity intends to acquire a Mortgage Loan through the exercise of its power of eminent domain. The Trustee shall cause the applicable Servicer to obtain a valuation on the related property in the form of a broker’s price opinion or another valuation method that it deems appropriate. The Trustee also may engage, at the expense of the Trust, a third party to review each such Mortgage Loan to determine whether the payment offered by such governmental entity for the Mortgage Loan is the fair market value (the “Fair Value”) of such Mortgage Loan. Any such third party reviewer must be a recognized third party with experience performing valuations of residential mortgage loans. The Trustee also may engage, at the expense of the Trust, legal counsel to assess the legality of such governmental entity’s proposed exercise of its power of eminent domain to acquire the Mortgage Loan to determine whether there are bona fide legal grounds for contesting such acquisition (without regard to issues relating to the amount of compensation to be paid) (each such determination referred to herein as a “Legality Determination”). If, as a result of such review, the Trustee determines that the offered payment does not constitute the Fair Value of the Mortgage Loan or that there may be bona fide legal grounds to contest such proposed acquisition, then the Trustee may, at the direction of the Directing Holders, contest such acquisition through appropriate legal proceedings at the expense of the Trust.

(b)          If, as a result of a review conducted pursuant to Section 2.09(a) above, the Trustee concludes that it will not contest the proposed acquisition, then the Trustee shall notify the Master Servicer, the Securities Administrator and the applicable Servicer in writing and the Securities Administrator shall forward to the Certificateholders a copy of this decision pursuant to a Distribution Date Statement; provided, that the Securities Administrator shall only be required to include such notification and any related details on any Distribution Date Statement to the extent it has received the same. After such notification has been delivered, notwithstanding such a determination by the Trustee, the Certificateholders may direct the Trustee to contest an acquisition of a Mortgage Loan through exercise of the power of eminent domain, or the amount of the offered payment for such Mortgage Loan, if, within ninety (90) days of notification of the Certificateholders, (i) the Trustee receives written direction to do so by Directing Holders and (ii) the Holders directing the Trustee to take such action agree to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee or the Trust and to provide any indemnification reasonably requested by the Trustee. For the avoidance of doubt, in connection with any matters relating to eminent domain proceedings, the Trustee will not be obligated to take any action without first receiving adequate direction, indemnification and advances, as necessary, from Directing Holders, such adequacy to be agreed upon by the Trustee and such Directing Holders. In connection with any such action, the Trustee shall pursue reimbursement for its fees, costs and expenses from the governmental entity, if directed to do so by the Certificateholders that provided such funds to the Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it shall be obligated to pay such amounts to Certificateholders that are Directing Holders unless such Certificateholders directing the Trustee have not satisfied their obligations to pay the fees, costs, expenses and indemnities of the Trustee in taking such action, in which case such amounts shall be retained by the Trustee for such purposes. To the extent not reimbursed by the governmental entity or the Certificateholders, the Trustee shall be reimbursed by the Trust Fund for any costs incurred by it in connection with the performance of such duties, subject to the annual expense limits as described in the definition of Extraordinary Trust Expenses.

(c)          The Trustee shall, contemporaneously with the actions it takes pursuant to Sections 2.09(a) and 2.09(b), notify the Certificateholders that it has received notice that a governmental entity intends to acquire a Mortgage Loan through the exercise of its power of eminent domain. The Trustee shall take such other actions with respect to the action of the governmental authority as are consistent with the instructions of the Certificateholders, provided the Trustee shall have no duty or obligation to take such actions except (i) in accordance with the written direction of Directing Holders and (ii) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any fees, costs and expenses incurred by the Trustee, and provide any indemnification reasonably requested by the Trustee. For the avoidance of doubt, in connection with any matters relating to eminent domain proceedings, the Trustee will not be obligated to take any action without first receiving adequate direction, indemnification and advances, as necessary, from Directing Holders, such adequacy to be agreed upon by the Trustee and such Directing Holders. In connection with any such action, the Trustee shall pursue reimbursement for its fees, costs and expenses from such governmental entity if directed to do so by the Certificateholders that provided such funds to the Trustee as described above. If the Trustee recovers any such fees, costs and expenses, it shall be obligated to reimburse such amounts to such Certificateholders unless the Certificateholders directing the Trustee have not satisfied their obligations to pay the fees, costs, expenses and indemnities of the Trustee in taking such action, in which case such amounts shall be retained by the Trustee for such purposes. To the extent not reimbursed by the governmental entity or the Certificateholders, the Trustee shall be reimbursed by the Trust Fund for any costs incurred by it in connection with the performance of such duties, subject to the annual expense limits as described in the definition of Extraordinary Trust Expenses.

For the avoidance of doubt, the Trustee shall not be liable for any Legality Determination or determination of Fair Value made as described above, or any actions taken by them with respect to or in reliance on such determinations.

(d)          In performing its duties under this Section 2.09, the Trustee may rely upon, and shall be protected in acting or refraining from acting upon, any Legality Determination by a nationally recognized law firm and any determination of Fair Value by a recognized third party with experience in performing valuations of residential mortgage loans.

Article III

THE CERTIFICATES

Section 3.01         The Certificates.

(a)          The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the Delaware UCC. The Certificates will be evidenced by one or more certificates, ownership of which will be held in the minimum denominations in Certificate Principal Amount or Notional Amount specified in the Preliminary Statement to this Agreement and in integral multiples of $1 in excess thereof, or in the Percentage Interests specified in the definition of Percentage Interest, as applicable. Except as otherwise provided herein with respect to treatment of the Certificates for federal taxation purposes, the Certificates represent the ownership of the entire Trust.

(b)          The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer of the Trustee. Each Certificate shall, on original issue, be authenticated by the Authenticating Agent upon the order of the Depositor upon the sale of the Mortgage Loans to the Trustee as described in Section 2.01. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Authenticating Agent, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(c)          The Certificates are offered and sold in reliance on the exemption from registration under Rule 144A or in reliance on Regulation S under the Securities Act and shall be issued with the applicable legends set forth in Exhibit A. The Class R Certificates and the Class LT-R Certificates shall be issued only as Definitive Certificates.

Section 3.02         Registration.

(a)          The Securities Administrator is hereby appointed, and the Securities Administrator hereby accepts its appointment as, initial Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the “Certificate Register”). A registration book shall be maintained for the Certificates collectively. The Certificate Registrar may at any time resign by giving at least thirty (30) days' advance written notice of resignation to the Trustee, the Depositor and the Master Servicer. The Trustee may at any time remove the Certificate Registrar by giving written notice of such removal to such Certificate Registrar, the Depositor and the Master Servicer. Upon receiving a notice of resignation or upon such a removal, the Trustee may appoint a bank or trust company to act as successor certificate registrar, shall give written notice of such appointment to the Depositor and the Master Servicer and shall mail notice of such appointment to all Holders of Certificates. Any successor certificate registrar upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Certificate Registrar. The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Master Servicer, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

(b)          In connection with any breach or alleged breach of representations and warranties with respect to the Mortgage Loans as provided in Article II of this Agreement, any individual Certificateholder or group of Certificateholders may act as Directing Holders, if such parties satisfy the requirements of the definition thereof, to pursue rights held by Directing Holders as provided in such Article. At its or their expense, any Certificateholder or group of Certificateholders may provide communications to the Securities Administrator, which shall be included in a supplemental report provided with the next Distribution Date Statement of the Securities Administrator, which may include, among other things, a request to create or to join the Directing Holders, or any other communication related to the Trust Fund.

(c)          In addition, the Securities Administrator shall make available to any Certificateholder and any Certificate Owner, the Investor Registry. The “Investor Registry” shall be a voluntary service available on the Securities Administrator’s website, where Certificateholders and Certificate Owners can register and thereafter obtain information with respect to any other Certificateholder or Certificate Owner that has so registered. Any person registering to use the Investor Registry shall be required to certify that (a) it is a Certificateholder or a Certificate Owner and (b) it grants authorization to the Securities Administrator to make its name and contact information available on the Investor Registry for at least forty five (45) days from the date of such certification to persons entitled to access to the Investor Registry. Such Person shall then be asked to enter certain mandatory fields such as the individual’s name, the company name and email address, as well as certain optional fields such as address, phone, and Class(es) of Certificates owned. If any Certificateholder or Certificate Owner notifies the Securities Administrator that it wishes to be removed from the Investor Registry (which notice may not be within forty five (45) days of its registration), the Securities Administrator shall promptly remove it from the Investor Registry. The Securities Administrator shall not be responsible for verifying or validating any information submitted on the Investor Registry, or for monitoring or otherwise maintaining the accuracy of any information thereon. The Securities Administrator may require acceptance of a waiver and disclaimer for access to the Investor Registry.

(d)          Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Trustee that none of the Depositor, the Sponsor, the Master Servicer, the Securities Administrator, the Certificate Registrar or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived. Neither the Depositor nor the Sponsor will have any responsibility for maintaining an investor registry, through the Securities Administrator’s website or otherwise, and will have no liability for information disclosed or not disclosed on such website.

Section 3.03         Transfer and Exchange of Certificates.

(a)          A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar and delivery of such other certificates and affidavits as may be required in this Section 3.03. Upon the transfer of any Certificate in accordance with the preceding sentence and subsection (c) below, the Trustee shall execute, and the Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount (or Notional Amount or Percentage Interest) as the Certificate being transferred. No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

(b)          A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount (or Notional Amount or Percentage Interest) as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar. Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered. No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

(c)          No transfer, sale, pledge or other disposition of any Certificate or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable securities laws of any state or other jurisdiction, or is otherwise made in accordance with the Securities Act and such securities laws. None of the Trustee, the Securities Administrator or the Certificate Registrar is obligated to register or qualify any Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Certificate or interest therein without registration or qualification. Any Certificateholder desiring to effect a transfer of Certificates or interests therein shall, and does hereby agree to, indemnify the Trust, the Trustee, the Securities Administrator and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable securities laws and the provisions of this Agreement. If a Certificateholder does not meet the transfer requirements set forth herein, the Certificate Registrar shall have the right to require any such Certificateholder to sell its interest in the Certificate it holds.

By acceptance of a Certificate or a beneficial interest in a Certificate, whether upon original issuance or subsequent transfer, each Holder thereof will be deemed to have represented and agreed that transfer thereof is restricted and agrees that it will transfer such Certificate or beneficial interest only in accordance with the terms of this Agreement and such Certificate and in compliance with applicable laws.

The applicable procedures utilized or imposed by the Clearing Agency and/or any Clearance System (collectively, “Applicable Procedures”) shall be applicable to the Global Certificates insofar as and to the extent beneficial interests in such Global Certificates are held by the agent members of or participants in Euroclear System or Clearstream. Account holders or agent members of or participants in Euroclear System and Clearstream shall have no rights under this Agreement with respect to such Global Certificates, and the Clearing Agency as registered Holder of the Global Certificates may be treated by the Depositor, the Trust, the Certificate Registrar, the Securities Administrator and the Trustee (and any agent of any of the foregoing) as the owner of such Global Certificates for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Depositor, the Trust, the Certificate Registrar, the Securities Administrator or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Clearance System or impair, as between the Clearance System and its agent members or participants, the operation of customary practices governing the exercise of the rights of a holder of any Certificates. Requests or directions from, or votes of, the Clearing Agency or any Clearance System with respect to any matter shall not be deemed inconsistent if made with respect to (or in separate proportions corresponding to) different beneficial owners. None of the Depositor, the Trust, the Certificate Registrar, the Securities Administrator or the Trustee shall have any duty to monitor, maintain records concerning (or determine compliance with any of the restrictions on transfer set forth herein with respect to) owners of beneficial interests in the Global Certificates. None of the Depositor, the Trust, the Certificate Registrar, the Securities Administrator or the Trustee shall have any liability for the accuracy of the records of the Clearing Agency or any Clearance System, or any actions or omissions of the Clearing Agency or any Clearance System (or of the agent members of or participants in any Clearance System).

A Certificateholder may transfer a Certificate or its beneficial interest in a Certificate only in accordance with the following provisions:

(i)          Rule 144A Global Certificate to Regulation S Global Certificate. If a holder of a beneficial interest in the Rule 144A Global Certificate of a particular Class wishes at any time to transfer any of its beneficial interest in such Rule 144A Global Certificate to a person that is not a U.S. person (as defined in Regulation S under the Securities Act (“Regulation S”)), such holder shall, subject to the provisions of this Section 3.03, transfer its beneficial interest in such Rule 144A Global Certificate for an equivalent interest in a Regulation S Global Certificate of the same Class. Upon (A) receipt by the Certificate Registrar and the Depositor of (1) an Investor Representation Letter from such holder's transferee in the form of Exhibit E-3 hereto and (2) a Regulation S Transfer Certificate from such holder in the form of Exhibit E-2 hereto (as to which, in the case of the Book-Entry Certificates, the holder and such holder’s transferee will be deemed to have made the representations and warranties contained therein) and (B) receipt by the Certificate Registrar of a written order given in accordance with the Clearing Agency's Applicable Procedures, the Certificate Registrar shall adjust the Clearing Agency's position to reflect a reduction of the Class Principal Amount of the Rule 144A Global Certificate by the Class Principal Amount of the beneficial interest thereof to be so transferred and concurrently with such reduction, credit the Regulation S Global Certificate of the same Class to reflect an increase in the Class Principal Amount thereof by the same amount.

(ii)         Regulation S Global Certificate to Rule 144A Global Certificate. If a holder of a beneficial interest in the Regulation S Global Certificate of a particular Class wishes at any time after the Distribution Compliance Period to transfer any of its beneficial interest in such Regulation S Global Certificate to a U.S. Person which is a Qualified Institutional Buyer, such holder shall, subject to the provisions of this Section 3.03, transfer its beneficial interest in such Regulation S Global Certificate for an equivalent interest in a Rule 144A Global Certificate of the same Class. Upon (A) receipt by the Certificate Registrar and the Depositor of (1) an Investor Representation Letter from such holder's transferee in the form of Exhibit E-3 hereto and (2) a Rule 144A Transfer Certificate from such holder in the form of Exhibit E-1 hereto (as to which, in the case of the Book-Entry Certificates, the holder and such holder’s transferee will be deemed to have made the representations and warranties contained therein) and (B) receipt by the Certificate Registrar of a written order given in accordance with the Clearing Agency's Applicable Procedures, the Certificate Registrar shall adjust the Clearing Agency’s position to reflect a reduction of the Class Principal Amount of the Regulation S Global Certificate by the Class Principal Amount of the beneficial interest thereof to be so transferred and, concurrently with such reduction, credit the Rule 144A Global Certificate of the same Class to reflect an increase in the Class Principal Amount thereof by the same amount.

(iii)        Transfers of Interests in the Regulation S Global Certificate. Transfers of beneficial interests in the Regulation S Global Certificate may only be made (A) in accordance with Section 3.03(c)(ii) above or (B) by book-entry transfer of beneficial interests in the Regulation S Global Certificate within the Clearance System (and subject to the Applicable Procedures) to non-U.S. persons in accordance with Regulation S in “offshore transactions” (as defined in Regulation S under the Securities Act). With respect to clause (B) of this Section 3.03(c)(iii), the holder transferring such beneficial interest will be deemed to have made the representations and warranties contained in the Regulation S Transfer Certificate attached as Exhibit E-2 hereto, and in the case of clause (A) such holder’s transferee will be deemed to have made the representations and warranties contained in the Investor Representation Letter attached as Exhibit E-3 hereto.

(iv)        Transfers of Interests in the Rule 144A Global Certificate. Transfers of beneficial interest in the Rule 144A Global Certificate may only be made (A) in accordance with Section 3.03(c)(i) above or (B) by book-entry transfer of beneficial interests in the Rule 144A Global Certificate within the Clearance System (and subject to the Applicable Procedures) to Qualified Institutional Buyers in accordance with Rule 144A under the Securities Act. With respect to clause (B) of this Section 3.03(c)(iv), the holder transferring such beneficial interest will be deemed to have made the representations and warranties contained in the Rule 144A Transfer Certificate attached as Exhibit E-1 hereto, and such holder’s transferee will be deemed to have made the representations and warranties contained in the Investor Representation Letter attached as Exhibit E-3 hereto.

(v)         Securities Act. No transfer of any Certificate or any beneficial interest in any Certificate shall be made unless such transfer (a) is made pursuant to an effective registration statement under the Securities Act and registration or qualification under applicable securities laws of any state or other jurisdiction or (b) is exempt from such registration or qualification requirements, as evidence by compliance with Sections 3.03(c)(i), (ii), (iii), or (iv), as applicable.

(vi)         Transfers of the Class R and Class LT-R Certificates. With respect to the transfer and registration of a transfer of a Class R or Class LT-R Certificate to a transferee that takes delivery in the form of a Definitive Certificate, the Certificate Registrar shall register such transfer if the requested transfer is (A)(x) to the Depositor or its affiliate (as defined in Rule 405 under the Securities Act) of the Depositor or (y) being made to a Qualified Institutional Buyer in accordance with Rule 144A under the Securities Act by a transferor that has provided the Certificate Registrar with a certificate in the form of Exhibit E-1 hereto and has furnished to the Certificate Registrar a certificate of the transferee in the form of Exhibit E-3 hereto; (B) being made to an institutional “accredited investor” under Rule 501(a)(1), (2), (3) or (7) under the Securities Act, or to any Person all of the equity owners in which are such accredited investors and (C) otherwise in compliance with the additional requirements applicable to such Certificates set forth in Section 3.03(f) below, by a transferor who furnishes to the Certificate Registrar a letter of the transferee substantially in the form of Exhibit F hereto.

(d)          No transfer of an ERISA-Restricted Certificate shall be made to any Person or shall be effective unless the Certificate Registrar, on behalf of the Securities Administrator, has received (A) a Certificate substantially in the form of Exhibit G hereto (or Exhibit B, in the case of a Residual Certificate) from such transferee or (B) in the case of an ERISA-Restricted Certificate that is not a Residual Certificate, an Opinion of Counsel satisfactory to the Depositor, the Certificate Registrar and the Trustee, and upon which the Certificate Registrar, the Trust, the Trustee, the Master Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase and holding of such a Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trust, the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in this Agreement. Each Transferee of an ERISA-Restricted Certificate or a Certificate that is not an ERISA-Restricted Certificate but is not subject to an ERISA-Qualifying Underwriting that is a Book-Entry Certificate shall be deemed to have made the representations set forth in Exhibit G. The preparation and delivery of the Certificate and opinions referred to above shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.

Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates. The Certificate Registrar shall have no obligation to monitor transfers of Book-Entry Certificates that are ERISA-Restricted Certificates and shall have no liability for transfers of such Certificates in violation of the transfer restrictions. The Certificate Registrar shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 3.03(d) and none of the Securities Administrator, the Trust, the Trustee or the Paying Agent shall have any liability for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements. The Securities Administrator, on behalf of the Trustee, shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact a Plan or a Person acting on behalf of, or an entity holding “plan assets” of, a Plan any payments made on such ERISA-Restricted Certificate at and after either such time. Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Holder of such Certificate that is not such a Plan or Person acting on behalf of, or an entity holding “plan assets” of, a Plan.

If any ERISA-Restricted Certificate, or any interest therein, is acquired or held in violation of this Section 3.03(d), then upon receipt by the Certificate Registrar of written notice that the registration of transfer of such ERISA-Restricted Certificate was not permitted by this Section 3.03(d), the next preceding permitted beneficial owner will be treated as the beneficial owner of that ERISA-Restricted Certificate, retroactive to the date of transfer to the purported beneficial owner. If the requirements are not satisfied with respect to all or a portion of the Certificates received in an exchange, such Certificates must be transferred to a person that is not a Plan. Any purported beneficial owner whose acquisition or holding of an ERISA-Restricted Certificate, or interest therein, was effected in violation of the provisions of shall indemnify to the extent permitted by law and hold harmless the Depositor, the Master Servicer, the Custodian, the Servicers, the Servicing Administrator, the Securities Administrator, the Trustee, any subservicers, the Initial Purchasers and the Trust, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(e)          As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable. No service charge shall be made to the Certificateholder for any registration, transfer or exchange of a Certificate.

(f)          Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization, (ii) a transferee that is not or will not continue to be treated for U.S. federal income tax purposes as a C corporation within the meaning of the Code at all times that it holds the Residual Certificate or (iii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a “Non-permitted Foreign Holder”).

Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Certificate Registrar, on behalf of the Trustee, an affidavit in substantially the form attached hereto as Exhibit B representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a “Permitted Transferee”), and the proposed transferor shall deliver to the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit C. In addition, the Certificate Registrar may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Certificate Registrar and the Depositor, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or a Non-permitted Foreign Holder. Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate. The Depositor, the Certificate Registrar, the Trust, the Trustee, the Securities Administrator and the Paying Agent shall be under no liability to any Person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the Paying Agent making any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless a Responsible Officer of the Certificate Registrar shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder. The Certificate Registrar shall be entitled, but not obligated, to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys’ fees, incurred in connection therewith). Any payment (not including any such costs and expenses) so recovered by the Certificate Registrar shall be paid and delivered to the last preceding Holder of such Residual Certificate.

If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt by the Certificate Registrar of written notice that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate. The Depositor, the Certificate Registrar, the Securities Administrator, the Trust, the Trustee and the Paying Agent shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), or for the Paying Agent making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

The following legend shall appear on all Residual Certificates:

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR, ON BEHALF OF THE TRUSTEE THAT SUCH TRANSFEREE IS NOT A “DISQUALIFIED ORGANIZATION” WITHIN THE MEANING OF SECTION 860E(e)(5) OF THE CODE AND WILL NOT BE A “DISQUALIFIED ORGANIZATION” AS OF THE DATE OF TRANSFER, AND THAT THE TRANSFEREE IS NOT ACQUIRING THIS CERTIFICATE FOR THE ACCOUNT OF, OR AS AGENT (INCLUDING A BROKER, NOMINEE, OR OTHER MIDDLEMAN) FOR, ANY PERSON OR ENTITY FROM WHICH IT HAS NOT RECEIVED A TRANSFER AFFIDAVIT SUBSTANTIALLY IN THE FORM OF THE TRANSFER AFFIDAVIT PROVIDED BY SUCH TRANSFEREE. FOR THESE PURPOSES, A “DISQUALIFIED ORGANIZATION” MEANS THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL ENTITY), ANY COOPERATIVE ORGANIZATION FURNISHING ELECTRIC ENERGY OR PROVIDING TELEPHONE SERVICE TO PERSONS IN RURAL AREAS AS DESCRIBED IN CODE SECTION 1381(a)(2)(C), ANY “ELECTING LARGE PARTNERSHIP” WITHIN THE MEANING OF SECTION 775 OF THE CODE, OR ANY ORGANIZATION (OTHER THAN A FARMERS’ COOPERATIVE DESCRIBED IN CODE SECTION 521) THAT IS EXEMPT FROM FEDERAL INCOME TAX UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX ON UNRELATED BUSINESS INCOME IMPOSED BY CODE SECTION 511. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

(g)          Each Holder or Certificate Owner of a Certificate (including any ERISA-Restricted Certificate or Residual Certificate) or an interest therein, by such Holder’s or Owner’s acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

Section 3.04         Cancellation of Certificates.

Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

Section 3.05         Replacement of Certificates.

If (i) any Certificate is mutilated and is surrendered to the Certificate Registrar or (ii) the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Certificate Registrar and the Securities Administrator such security or indemnity as may be required by them to save each of them harmless, then, in the absence of written notice to the Certificate Registrar that such destroyed, lost or stolen Certificate has been acquired by a protected purchaser, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount. Upon the issuance of any new Certificate under this Section 3.05, the Depositor or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Depositor, the Certificate Registrar or the Securities Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

If after the delivery of such new Certificate, a protected purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Depositor, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Trust and the Trustee or any agent shall be entitled to recover such new Certificate from the Person to whom it was delivered or any Person taking therefrom, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Depositor, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Trust, the Trustee or any agent in connection therewith.

Section 3.06         Persons Deemed Owners.

Subject to the provisions of Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Securities Administrator, the Master Servicer, the Trust, the Trustee, the Certificate Registrar, the Paying Agent and any agent of any of them shall treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trust, the Trustee, the Certificate Registrar, the Paying Agent or any agent of any of them shall be affected by notice to the contrary.

Section 3.07         Temporary Certificates.

(a)          Pending the preparation of definitive Certificates, upon the order of the Depositor, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

(b)          If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Certificate Registrar without charge to the Holder. Upon surrender for cancellation of any one (1) or more temporary Certificates, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the authorized denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

Section 3.08         Appointment of Paying Agent.

The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to the Certificateholders hereunder. The Trustee hereby appoints the Securities Administrator as the initial Paying Agent. The Trustee shall cause any Paying Agent, other than the Securities Administrator or itself, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee and the Securities Administrator, and the Securities Administrator as initial Paying Agent hereby agrees with the Trustee, that such Paying Agent shall hold all sums held by it for the payment to the Certificateholders in an Eligible Account (which shall be the Distribution Account) in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders. All funds remitted by the Securities Administrator to any such Paying Agent for the purpose of making distributions shall be paid to the Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Securities Administrator. If the Paying Agent is not the Securities Administrator, the Securities Administrator shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

Section 3.09         Book-Entry Certificates.

(a)          Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one (1) or more typewritten Certificates representing the Book-Entry Certificates. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a Definitive Certificate representing such Certificate Owner’s interest in the Book-Entry Certificates, except as provided in Section 3.09(c). Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

(i)          the provisions of this Section 3.09 shall be in full force and effect;

(ii)         the Certificate Registrar, the Securities Administrator and the Paying Agent shall deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency and shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency’s normal procedures;

(iii)        to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

(iv)        the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

(b)          Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Securities Administrator shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

(c)          If (i) (A) the Clearing Agency or the Depositor advises the Securities Administrator in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor satisfactory to the Depositor and the Securities Administrator or (ii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Certificate Principal Amount of a Class of Book-Entry Certificates advise the Securities Administrator and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates (each such event, a “Book-Entry Termination”), the Certificate Registrar shall notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Certificate Registrar shall issue the Definitive Certificates. None of the Depositor, the Certificate Registrar, the Securities Administrator, the Paying Agent, the Trust or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable, with respect to such Definitive Certificates and the Certificate Registrar shall recognize the holders of the Definitive Certificates as Certificateholders hereunder.

Section 3.10         Exchangeable Certificates.

(a)          The Initial Exchangeable Certificates and Exchangeable Certificates authorized by this Agreement shall consist of the Initial Exchangeable Certificates and Exchangeable Certificates having the characteristics specified or determined as described herein, and otherwise shall be subject to the terms and provisions set forth herein.

(b)          The Initial Exchangeable Certificates and Exchangeable Certificates, as applicable, shall be exchangeable on the books of the Clearing Agency for the Initial Exchangeable Certificates and Exchangeable Certificates, as applicable, in the combinations specified on Exhibit J, on and after the Closing Date, by notice to the Securities Administrator substantially in the form of Exhibit K hereto and in accordance with the procedures specified hereunder.

On each Distribution Date, the Securities Administrator shall increase or reduce the Certificate Principal Amounts and Notional Amounts of the Initial Exchangeable Certificates and the Exchangeable Certificates in accordance with the payment priorities set forth in Section 5.02 and allocation of Realized Losses and Certificate Writedown Amounts as set forth in Section 5.03 based on the then outstanding Certificate Principal Amounts of such Classes.

There shall be no limitation on the number of exchanges authorized pursuant to this Section 3.10, and, except as provided in the third following paragraph, no fee or other charge shall be payable to the Securities Administrator or the Clearing Agency in connection therewith. The maximum Certificate Principal Amount and Notional Amount of the Initial Exchangeable Certificates and the Exchangeable Certificates shall be as described in the Preliminary Statement to this Agreement.

In order to effect an exchange of Certificates, the Certificateholder shall notify the Securities Administrator by email at “ctsspgexchanges@wellsfargo.com” no later than three (3) Business Days prior to the proposed Exchange Date. A notice becomes irrevocable on the second (2nd) Business Day before the proposed Exchange Date. The “Exchange Date” can be any Business Day other than the first or last Business Day of the month and the related Record Date, subject to the Securities Administrator's approval. The notice must be on the Certificateholder's letterhead, carry a medallion stamp guarantee and set forth the following information: (i) the CUSIP number of each Certificate or Certificates (as applicable) to be exchanged and Certificate or Certificates (as applicable) to be received; (ii) the outstanding Certificate Principal Amounts and, if applicable, Notional Amounts of the Certificates to be exchanged; (iii) the Clearing Agency’s participant numbers to be debited and credited; (iv) the proposed Exchange Date; and (v) the Certificateholder’s email address. After receiving the notice, the Securities Administrator shall e-mail to the Certificateholder wire payment instructions relating to the Exchange Fee. The Certificateholder will utilize the Deposit and Withdrawal at Custodian System at the Clearing Agency to exchange the Certificates.

The Initial Exchangeable Certificate and Exchangeable Certificates to be exchanged must be in the correct Certificate Principal Amounts and Notional Amounts, as applicable, set forth on Exhibit J. The Securities Administrator shall verify the proposed Certificate Principal Amounts and Notional Amounts to ensure that the principal and interest entitlements of the Certificates received equal the entitlements of the Certificates surrendered. If there is an error, the exchange will not occur until such error is corrected. Unless rejected for error, the notice of exchange will become irrevocable on the second (2nd) Business Day before the proposed Exchange Date.

The preparation of all Certificates referred to in this Section 3.10 in connection with an exchange shall be at the expense of the parties thereto. For each exchange, the Certificateholder of the related Certificate shall pay to the Securities Administrator in connection with each exchange a fee (the “Exchange Fee”) equal to $5,000. Such Exchange Fee must be received by the Securities Administrator prior to the Exchange Date or such exchange shall not be effected. The Certificateholder wishing to effect such exchange must pay any other expenses related to such exchange, including but not limited to any fees charged by the Clearing Agency.

The Securities Administrator shall make the first distribution on an Initial Exchangeable Certificate or an Exchangeable Certificate received in an exchange transaction on the Distribution Date in the following month to the Certificateholder of record as of the Record Date related to such Distribution Date.

Section 3.11         Tax Status and Reporting of Exchangeable Certificates.

(a)          It is intended that the Exchangeable Subtrust be classified for federal income tax purposes as a grantor trust under subpart E, part I of subchapter J, chapter 1 of subtitle A of the Code, and the powers granted and obligations undertaken in this Agreement shall be construed so as to further such intent. Under no circumstances shall the Trust, the Trustee, the Master Servicer, the Depositor or the Securities Administrator have the power to vary the investments of the Holders of Initial Exchangeable Certificates or Exchangeable Certificates in their related assets of the Exchangeable Subtrust in order to take advantage of variations in the market to improve their rate of return. The Initial Exchangeable Certificates and the Exchangeable Certificates represent undivided beneficial ownership of a proportionate interest in the Uncertificated Upper-Tier Interests identified as related to such Certificates in the Preliminary Statement.

(b)          The Securities Administrator shall prepare and file, and the Trustee is hereby directed to sign, all of the tax returns that it determines are required with respect to the Exchangeable Subtrust. The Trustee and the Trust shall, however, be entitled to conclusively rely on such tax returns and shall have no duty to review or monitor any tax returns prepared by the Securities Administrator. The expenses of preparing such returns shall be borne by the Securities Administrator without any right of reimbursement therefor. The Trustee and the Master Servicer shall promptly provide the Securities Administrator with such information as the Securities Administrator may from time to time request for the purpose of enabling the Securities Administrator to prepare such tax returns.

(c)          Each beneficial owner of an Initial Exchangeable Certificate or an Exchangeable Certificate shall be deemed to have instructed the Trustee to deposit the Uncertificated Upper-Tier Interests into the Exchangeable Subtrust and to have agreed, by acceptance of any rights in the Certificates, to treat the Initial Exchangeable Certificates and the Exchangeable Certificates as interests in a grantor trust that owns regular interests in a REMIC for all income tax purposes unless and until otherwise required by an applicable taxing authority. The Securities Administrator shall establish and maintain the Exchangeable Subtrust Account as a subaccount of the Distribution Account. On each Distribution Date, the Securities Administrator on behalf of the Trustee (or the Paying Agent appointed by the Trustee) shall deposit into the Exchangeable Subtrust Account all amounts deemed distributed with respect to Uncertificated Upper-Tier Interests pursuant to the Preliminary Statement and Section 5.07 hereof.

(d)          The Exchangeable Subtrust shall be treated as a WHFIT that is a WHMT. The Securities Administrator will report as required under the WHFIT Regulations to the extent such information as is reasonably necessary to enable the Securities Administrator to do so is provided to the Securities Administrator on a timely basis. The “middlemen” as defined by the WHFIT Regulations shall be Cede & Co., the nominee of the Clearing Agency. The Securities Administrator will not be liable for any tax reporting penalties that may arise under the WHFIT Regulations as a result of the Depositor incorrectly determining the status of the Grantor Trust as a WHFIT or failing to identify whether or not the Exchangeable Subtrust is a WHFIT.

(e)          The Securities Administrator, in its discretion, will report required WHFIT information using either the cash or accrual method, except to the extent the WHFIT Regulations specifically require a different method. The Securities Administrator shall be under no obligation to determine whether any Certificateholder uses the cash or accrual method. The Securities Administrator, upon written request, will make available WHFIT information to Certificateholders annually. In addition, the Securities Administrator will not be responsible or liable for providing subsequently amended, revised or updated information to any Certificateholder, unless requested by the Certificateholder.

(f)          The Securities Administrator shall not be liable for failure to meet the reporting requirements of the WHFIT Regulations or for any penalties thereunder if such failure is due to: (i) the lack of reasonably necessary information being provided to the Securities Administrator or (ii) incomplete, inaccurate or untimely information being provided to the Securities Administrator. Each owner of a Class of Certificates representing, in whole or in part, beneficial ownership of an interest in a WHFIT, by acceptance of its interest in such Class of Certificates, shall be deemed to have agreed to provide the Securities Administrator at its applicable Corporate Trust Office with information regarding any sale of such Certificates, including the price, amount of proceeds and date of sale. Absent receipt of such information, and unless informed otherwise by the Depositor, the Securities Administrator will assume there is no secondary market trading of WHFIT interests.

(g)          To the extent required by the WHFIT Regulations, the Securities Administrator will use reasonable efforts to publish on an appropriate website the CUSIPs for the Certificates that represent ownership of an interest in a WHFIT. The Securities Administrator will make reasonable good faith efforts to keep the website accurate and updated to the extent CUSIP have been received. The Securities Administrator will not be liable for investor reporting delays that result from the receipt of inaccurate or untimely CUSIP information.

(h)          The Securities Administrator shall perform on behalf of the Exchangeable Subtrust all reporting and other tax compliance duties that are required in respect thereof under the Code or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.

(i)          The Securities Administrator shall perform its duties hereunder so as to maintain the status of the Exchangeable Subtrust as a grantor trust. The Securities Administrator shall not knowingly take (or cause any Exchangeable Subtrust to take) any action or fail to take (or fail to cause to be taken) any action that, if taken or not taken, as the case may be, could result in an Adverse Grantor Trust Event, unless the Securities Administrator has obtained or received an Opinion of Counsel (at the expense of the party requesting such action or at the expense of the Trust if the Securities Administrator seeks to take such action or to refrain from taking any action for the benefit of the Trust) to the effect that the contemplated action will not result in an Adverse Grantor Trust Event. None of the other parties hereto shall take any action or fail to take any action (whether or not authorized hereunder) as to which the Securities Administrator has advised it in writing that the Securities Administrator has received or obtained an Opinion of Counsel to the effect that an Adverse Grantor Trust Event could result from such action or failure to act. The Securities Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event at the cost or expense of the Trust or the Securities Administrator.

Article IV

ADMINISTRATION OF THE TRUST FUND

Section 4.01         Custodial Accounts; Distribution Account; Withholding.

(a)          On or prior to the Closing Date, the applicable Servicer will be required to establish and maintain one or more Custodial Accounts, as provided in the applicable Servicing Agreement, into which all Scheduled Payments and unscheduled payments with respect to the Mortgage Loans, net of any deductions or reimbursements permitted under this Agreement and the applicable Servicing Agreement, shall be deposited. On each Servicer Remittance Date, each Servicer will remit to the Securities Administrator, for deposit into the Distribution Account, all amounts so required to be deposited into such account in accordance with the terms of this Agreement and the applicable Servicing Agreement.

(b)          The Securities Administrator, as Paying Agent for the Trustee, shall establish and maintain an Eligible Account entitled “Distribution Account of Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, as Trustee for the benefit of Holders of Oaks Mortgage Trust Series 2015-2 Mortgage Pass-Through Certificates.” The Securities Administrator shall hold the Distribution Account and all money and other property therein in trust for the benefit of the Certificateholders. The Securities Administrator shall, promptly upon receipt from the Servicers on each Servicer Remittance Date, deposit into the Distribution Account and retain on deposit until the related Distribution Date the following amounts:

(i)          the aggregate of collections with respect to the Mortgage Loans remitted by each Servicer from the applicable Custodial Account to the Securities Administrator in accordance with the applicable Servicing Agreement;

(ii)         any amounts required to be deposited by the Master Servicer with respect to the Mortgage Loans for the related Due Period pursuant to this Agreement, including the amount of any Advances or Master Servicer Compensating Interest Payments with respect to the Mortgage Loans not paid by the applicable Servicer or the Servicing Administrator; and

(iii)        any other amounts so required to be deposited in the Distribution Account in the related Due Period pursuant to this Agreement.

The Distribution Account (including income, if any, earned on the investment of funds in such account) will be owned by the Lower-Tier REMIC for federal income tax purposes.

(c)          In the event the Master Servicer or a Servicer has remitted in error to the Distribution Account any amount not required to be remitted in accordance with the definition of the Available Distribution Amount, it may at any time direct the Securities Administrator to withdraw such amount from the Distribution Account for repayment to the Master Servicer or such Servicer, as applicable, by delivery of an Officer’s Certificate to the Securities Administrator and the Trustee which describes the amount deposited in error.

(d)          On each Distribution Date and the final Distribution Date of the Certificates in accordance with Section 7.01, the Securities Administrator, as Paying Agent, shall distribute the Available Distribution Amount to the Certificateholders and any other parties entitled thereto in the amounts and priorities set forth in Section 5.02. The Securities Administrator may, with the consent of the Depositor, from time to time withdraw from the Distribution Account and pay to itself, the Master Servicer, the Trustee or the Custodian any amounts permitted to be paid or reimbursed to such Person from funds in the Distribution Account that are Extraordinary Trust Expenses.

(e)          Funds in the Distribution Account for the period from each Servicer Remittance Date to the related Distribution Date shall, if invested, be invested in Eligible Investments selected by the Securities Administrator, which shall mature not later than the Distribution Date and any such Eligible Investment shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee for the benefit of the Certificateholders. All income and gain realized from any Eligible Investment in the Distribution Account shall be compensation to the Securities Administrator. The Securities Administrator shall deposit the amount of any losses incurred in respect of any such investments out of its own funds, without any right of reimbursement therefor, immediately as realized. For the avoidance of doubt, the Lower-Tier REMIC shall report all items of income, gain, loss, deduction, credit and any other items attributable to the Distribution Account for federal income tax purposes.

(f)          Promptly following the receipt of an employer identification number for the Lower-Tier REMIC from the Securities Administrator pursuant to Section 6.20(b), the Depositor shall prepare and provide to the Securities Administrator, and the Trustee shall sign as instructed by the Depositor, (i) an IRS Form W-9 on behalf of the Lower-Tier REMIC, and (ii) any additional IRS forms (or updated versions of any previously submitted IRS forms) or other documentation upon the reasonable request of the Securities Administrator as may be necessary (a) to reduce or eliminate the imposition of U.S. withholding taxes on the Lower-Tier REMIC and (b) to permit the Securities Administrator to fulfill its tax reporting obligations under applicable law with respect to the Distribution Account or any amounts paid to the Trust. If any IRS form or other documentation previously delivered becomes obsolete or inaccurate in any respect, the Depositor shall timely provide to the Securities Administrator, and the Trustee shall sign as instructed by the Depositor, accurately updated and complete versions of such IRS forms or other documentation. In connection with the foregoing, the Trustee shall be entitled to conclusively rely on such tax forms and shall have no duty to prepare, review, file or monitor such tax forms prepared by the Depositor. The Securities Administrator, both in its individual capacity and in its capacity as Securities Administrator, shall have no liability to the Trust or any other person in connection with any tax withholding amounts paid or withheld from the Distribution Account pursuant to applicable law arising from the Depositor’s failure to timely provide an accurate, correct and complete IRS Form W-9 or such other documentation contemplated under this paragraph.

Section 4.02         Reports to Trustee and Certificateholders.

On each Distribution Date, the Securities Administrator shall have prepared and shall make available to the Trustee, the Depositor and each Certificateholder a written report setting forth the following information (on the basis of Mortgage Loan level information obtained from the Master Servicer and the applicable Servicer) (the “Distribution Date Statement”):

(a)          the amount of the distributions, separately identified, with respect to each Class of Certificates;

(b)          the amount of the distributions set forth in clause (a) allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other unscheduled recoveries of principal included in that amount;

(c)          the amount of the distributions set forth in clause (a) allocable to interest;

(d)          the amount of any unpaid Interest Distribution Shortfall, Net Prepayment Interest Shortfalls and any shortfalls from interest rate reductions related to the Civil Relief Act with respect to each Class of Certificates;

(e)          the Certificate Principal Amount of each Class of Certificates (other than the Interest-Only Certificates) and the Notional Amount of each Class of Interest-Only Certificates, in each case after giving effect to the distribution of principal on that Distribution Date;

(f)          the aggregate Stated Principal Balance of the Mortgage Loans at the beginning and at the end of the related Prepayment Period, the mortgage interest rates (in incremental ranges) and the weighted average remaining term of the Mortgage Loans;

(g)          the aggregate Repurchase Price deposited into the Distribution Account with respect to the Mortgage Loans, which information may be presented in a footnote;

(h)          the Senior Percentage and the Subordinate Percentage for the following Distribution Date;

(i)          the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

(j)          the amount of the Master Servicing Fee, Servicing Administrator Fee, Trustee Fee, the Cenlar Servicing Fee, the PHH Servicing Fee, the SPS Servicing Fee and the Shellpoint Servicing Fee paid to or retained by the Master Servicer, the Servicing Administrator, the Trustee, Cenlar, PHH, SPS and Shellpoint, respectively, and the amount of any fees paid to the Custodian;

(k)          the aggregate amount of Advances for the related Due Period;

(l)          the number and Stated Principal Balance of the Mortgage Loans that were (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) thirty (30) to fifty-nine (59) days, (2) sixty (60) to eighty-nine (89) days and (3) ninety (90) or more days, in each case using the MBA method, (B) in foreclosure and delinquent and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding that Distribution Date;

(m)          the amount of cash flow received for such Distribution Date, and the sources thereof (e.g., principal, interest, liquidation proceeds or REO disposition proceeds);

(n)          for any Mortgage Loan as to which the related Mortgaged Property was an REO Property during the preceding calendar month, the principal balance of such Mortgage Loan as of the close of business on the last day of the related Due Period;

(o)          the aggregate number and principal balance of any REO Properties as of the close of business on the last day of the preceding Due Period;

(p)          the amount of Realized Losses incurred during the preceding calendar month;

(q)          the cumulative amount of Realized Losses incurred since the Closing Date;

(r)          the Realized Losses, if any, allocated to each Class of Certificates on that Distribution Date;

(s)          the Certificate Interest Rate for each Class of Certificates and the Net WAC Rate for that Distribution Date;

(t)          any Servicing Modifications with respect to any Mortgage Loan during the related Due Period;

(u)          the applicable Record Date and Accrual Period for each Class of Certificates and such Distribution Date;

(v)         the amount on deposit in the Distribution Account as of such Distribution Date (after giving effect to distributions on such date) and as of the prior Distribution Date;

(w)          the nature of any Material Breach of a representation and warranty relating to the characteristics of the Mortgage Loans or any transaction covenants;

(x)          the amount of (i) Advances and Servicing Advances made by the Servicers, the Servicing Administrator and the Master Servicer, either in its capacity as Master Servicer with respect to any Advances made prior to the Master Servicer becoming the successor servicer or in its capacity as successor servicer with respect to Advances and Servicing Advances, and (ii) Advances and Servicing Advances reimbursed during the related Due Period;

(y)          the amount of any Subsequent Recoveries;

(z)          the amount, if any, of Extraordinary Trust Expenses (a) as of the related Distribution Date that have been paid from the Trust, (b) cumulatively since the Closing Date that have been paid from the Trust and (c) will be carried over to the next year due the limitation contained in clause (D) of the definition of Available Distribution Amount;

(aa)         the amounts of any compensating interest paid by the Servicing Administrator and the Master Servicer for such Distribution Date;

(bb)         whether the Step-Down Test has been satisfied for such Distribution Date;

(cc)         the status and outcome of the Mortgage Loan review conducted by the Independent Evaluator;

(dd)         the aggregate number and principal balance of any repurchased Mortgage Loans and the aggregate amount of indemnity payments made by the Sponsor with respect to a Defective Mortgage Loan, in each case, during the preceding Due Period, and cumulatively as of the close of business on the last day of the preceding Due Period;

(ee)         the aggregate Certificate Principal Amounts of each Class of Initial Exchangeable Certificates and Exchangeable Certificates, immediately preceding such Distribution Date; and

(ff)         the Certificate Principal Amount and Class factor of each Class of Certificates and the Notional Amount for the Interest-Only Certificates prior to and after giving effect to distributions on such Distribution Date.

In addition, the Securities Administrator shall provide a supplemental report on each Distribution Date containing any communication received by it in accordance with Section 3.02(b) since the preceding Distribution Date.

On each Distribution Date, the Securities Administrator shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) CUSIP level factors for each Class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Securities Administrator and Bloomberg.

The Securities Administrator shall make such reports and such other loan level information as the Depositor and the Securities Administrator shall agree available each month via the Securities Administrator’s website at http://www.ctslink.com. Assistance in using the website may be obtained by calling the Securities Administrator’s customer service desk at 1-866-846-4526. Certificateholders and other parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by contacting the Securities Administrator and indicating such. In preparing or furnishing the foregoing information to the Certificateholders, the Securities Administrator shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Properties that has been provided to the Securities Administrator by the Master Servicer and the Servicers, and the Securities Administrator shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing information necessary to enable certificateholders to prepare their tax returns. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company (which request, if received by the Securities Administrator, shall be promptly forwarded to the Trustee), the Trustee shall provide, or cause to be provided (or, to the extent that such information or documentation is not required to be provided by the Servicers under this Agreement and the applicable Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from the applicable Servicer, and provide) to such Certificateholders such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholders may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Certificates; provided, however, that (i) such Certificateholders shall pay in advance for the Trustee’s actual expenses incurred in providing such reports and access and such expenses shall not be paid by the Trust Fund and (ii) the Trustee shall provide such information and documentation only to the extent that the Trustee has obtained such information and would not be in violation of any applicable privacy laws.

The Trustee shall provide a copy of the Final Certification it receives from the Custodian pursuant to Section 7 of the Custodial Agreement to the Securities Administrator. The Securities Administrator is hereby directed to provide a copy (which may be in electronic form) of such Final Certification to any Certificateholder upon such party's request therefor.

Section 4.03         Rule 17g-5 Compliance.

(a)          The Rule 17g-5 Information Provider shall, upon receipt of an NRSRO Certification in the form of Exhibit I, make available on its Rule 17g-5 Website solely to the Depositor, each Rating Agency and to any NRSRO the following items, but only to the extent such items are delivered to it by electronic mail (in a format suitable for posting to the Rule 17g-5 Website) to rmbs17g5informationprovider@wellsfargo.com, specifically with a subject reference of “Oaks Mortgage Trust Series 2015-2” and an identification of the type of information being provided in the body of such notice, or any other delivery method established or approved by the Rule 17g-5 Information Provider if or as may be necessary or beneficial:

(i)          any Rating Agency Information provided to the Rule 17g-5 Information Provider in accordance with Sections 2.02, 6.06, 6.07, 6.14, 9.01, 11.03 and 11.12 of this Agreement, as well as reports prepared in accordance with Sections 9.11, 9.12 and 9.13 (provided that the Rule 17g-5 Information Provider shall not be required to post to its Rule 17g-5 Website any such information previously posted to and available on the Securities Administrator’s website);

(ii)         any notice of any amendment to the Exchange Act that modifies the procedures herein relating to Exchange Act Rule 17g-5 pursuant to this Agreement; and

(iii)        a summary of any oral conversation with a Rating Agency regarding any Mortgage Loan, any Mortgaged Property or any REO Property, to the extent required to be provided pursuant to Exchange Act Rule 17g-5.

The foregoing information shall be made available by the Rule 17g-5 Information Provider on its Rule 17g-5 Website. Such information shall be posted to the Rule 17g-5 Website on the same Business Day as it is received, provided that such information is received by 12:00 p.m. (eastern time) or, if received after 12:00 p.m., on the next Business Day. The Rule 17g-5 Information Provider shall have no obligation or duty to verify, confirm or otherwise determine whether the information being delivered is accurate, complete, conforms to the requirements of this Agreement, or otherwise is or is not anything other than what it purports to be. The Rule 17g-5 Information Provider shall not be deemed to have obtained actual knowledge of any information by virtue of the receipt and posting of such information to the Rule 17g-5 Website. Further, notwithstanding anything to the contrary herein, in the event the Depositor determines that any information previously posted to the Rule 17g-5 Website should not have been posted thereto pursuant to the terms of this Agreement, the Depositor shall direct the Rule 17g-5 Information Provider in writing to remove such information from the Rule 17g-5 Website, such written notice to specify the information to be so removed. The Rule 17g-5 Information Provider (i) shall have no obligation or duty to verify, confirm or otherwise determine the accuracy of the information contained in such written direction, (ii) shall be entitled to rely fully upon such written direction and (iii) shall not be held liable in connection with removing any such information from the Rule 17g-5 Website upon the receipt of such written direction.

The Rule 17g-5 Information Provider shall provide a mechanism to notify any party that has submitted an NRSRO Certification each time the Rule 17g-5 Information Provider posts an additional document to the Rule 17g-5 Website.

In connection with providing access to the Rule 17g-5 Website, the Rule 17g-5 Information Provider may require registration and the acceptance of a disclaimer. The Rule 17g-5 Information Provider shall not be liable for the dissemination of information in accordance with the terms of this Agreement, makes no representations or warranties as to the accuracy or completeness of such information being made available, has no obligation to review such information, and assumes no responsibility for such information. The Rule 17g-5 Information Provider shall not be liable for its failure to make any information available to each Rating Agency or NRSROs unless such information was delivered to the Rule 17g-5 Information Provider at the email address specified in writing to the Depositor, with a subject heading of “ Oaks Mortgage Trust Series 2015-2” and sufficient detail to indicate that such information is required to be posted on the Rule 17g-5 Website.

If any NRSRO that has previously submitted an NRSRO Certification and whose NRSRO Certification has been accepted, notifies the Rule 17g-5 Information Provider that it is unable to access information posted to the Rule 17g-5 Website and such access issue is determined to be the result of a problem with the Rule 17g-5 Website, if such access issue is not resolved within one Business Day of such determination, the Rule 17g-5 Information Provider shall so notify the Depositor.

(b)          Each of the Master Servicer and the Trustee hereby agrees that, except as otherwise expressly permitted herein, it shall not communicate with (including verbally) or provide information to a Rating Agency without the prior consent of and consultation with the Depositor, and that any permitted communication by it to a Rating Agency will be made by it only in the manner prescribed by the procedures established by the Depositor to ensure compliance with Exchange Act Rule 17g-5, including to the extent set forth herein, providing any such communications to the Depositor for posting on the Rule 17g-5 Website pursuant to this Section 4.03 prior to communicating with such Rating Agency.

Section 4.04         Rule 15Ga-1 Compliance.

(a)          To the extent a Responsible Officer of the Master Servicer or the Securities Administrator receives a demand for the repurchase or substitution of a Mortgage Loan based on a breach of a representation or warranty made by the Sponsor (a “Demand”), the Master Servicer and the Securities Administrator agrees (i) if such Demand is in writing, promptly to forward such Demand to the Trustee, and (ii) if such Demand is oral, to instruct the requesting party to submit such Demand in writing to the Trustee. To the extent a Responsible Officer of the Trustee receives a Demand, it shall provide the Depositor with prompt written notice of such Demand.

(b)          In connection with the repurchase or substitution of a Mortgage Loan pursuant to a Demand, any dispute with respect to a Demand, or the withdrawal or final rejection of a Demand (i) the Master Servicer agrees, to the extent a Responsible Officer of the Master Servicer has actual knowledge thereof, promptly to notify the Trustee in writing, and (ii) the Trustee agrees, to the extent a Responsible Officer of the Trustee has actual knowledge thereof, promptly to notify the Depositor in writing.

(c)          To the extent in its possession, the Trustee shall provide the Depositor with any applicable information required under Rule 15Ga-1 of the Exchange Act (the “Rule 15Ga-1 Information”) in a timely manner so as to enable the Depositor to meet its reporting obligations under Rule 15Ga-1. The Depositor shall be entitled conclusively to rely on the Rule 15Ga-1 Information provided to it by the Trustee in connection with the compilation by the Depositor of the Rule 15Ga-1 Information required to be reported on Form ABS-15G. For the avoidance of doubt, the Depositor shall have sole responsibility for compiling the Rule 15Ga-1 Information required to be reported on Form ABS-15G.

Section 4.05         Calculations Respecting Mortgage Loans.

Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of each Mortgage Loan and reports by the applicable Servicer of payments received by such Servicer from the Mortgagor on such Mortgage Loan and payments to be made to the Securities Administrator as supplied to the Securities Administrator by the Master Servicer. Neither the Trustee nor the Securities Administrator shall be required to recompute, verify or recalculate the information supplied to it by the Master Servicer or the Servicers.

Article V

DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

Section 5.01         Distributions Generally.

(a)          Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Paying Agent on behalf of the Trustee shall make distributions to holders of Certificates as of the related Record Date in accordance with this Article V. Such distributions shall be made by wire transfer in immediately available funds to an account specified in the request and at the expense of each Certificateholder or, upon request made to the Securities Administrator at least five (5) Business Days prior to the related Record Date by check mailed to each Certificateholder’s address as it appears on the Certificate Register of the Certificate Registrar; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office; provided, further, that the foregoing provisions shall not apply to any Class of Certificates as long as such Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution. Notwithstanding such final payment of principal of any of the Certificates, each Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Certificates and at such time such final payment in retirement of any Certificate will be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office. If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

(b)          All distributions or allocations made with respect to the Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Certificate Principal Amounts or initial Notional Amounts (or Percentage Interests).

Section 5.02         Distributions From the Distribution Account.

(a)          On each Distribution Date, to the extent received by the Securities Administrator, the Available Distribution Amount for such date will be applied to distributions on the Certificates in the following order of priority:

(1)         to the Class A-6, Class A-9, Class A-11, Class A-X-1, Class A-X-5, Class A-X-6 and Class A-X-7 Certificates, pro rata, based on their respective Interest Distribution Amounts, each such Class’ Interest Distribution Amount and any accrued but unpaid Interest Distribution Shortfalls;

(2)         from the Available Distribution Amount remaining after application of priority (1) above, the Senior Principal Distribution Amount will be distributed, concurrently, on a pro rata basis, based upon the applicable Certificate Principal Amount of the related Certificates:

(i)          to the Class A-9 and Class A-11 Certificates in the aggregate, and to the Class A-6 Certificates, concurrently, on a pro rata basis based upon the applicable Certificate Principal Amount for each such Class:

(A)         sequentially, to the Class A-9 and Class A-11 Certificates, in that order, an amount up to the Senior Principal Distribution Amount, multiplied by a fraction, the numerator of which is equal to the aggregate Certificate Principal Amount of the Class A-9 and Class A-11 Certificates immediately prior to such Distribution Date, and the denominator of which is equal to the aggregate Certificate Principal Amount of the Class A-6, Class A-9 and Class A-11 Certificates immediately prior to such Distribution Date, in each case until the Certificate Principal Amount of each such Class has been reduced to zero; and

(B)         to the Class A-6 Certificates, an amount up to the Senior Principal Distribution Amount, multiplied by a fraction, the numerator of which is equal to the Certificate Principal Amount of the Class A-6 Certificates immediately prior to such Distribution Date, and the denominator of which is equal to the aggregate Certificate Principal Amount of the Class A-6, Class A-9 and Class A-11 Certificates immediately prior to such Distribution Date, until the Certificate Principal Amount of such Class has been reduced to zero;

(3)         from the Available Distribution Amount remaining after application of priorities (1) and (2) above, in the following order of priority:

(i)          to the Class B-1 Certificates, the Interest Distribution Amount for such date and Class and any accrued but unpaid Interest Distribution Shortfalls for such date and Class;

(ii)         to the Class B-1 Certificates, the aggregate Subordinate Principal Distribution Amount payable to such Class for such date, until its Certificate Principal Amount has been reduced to zero;

(iii)        to the Class B-2 Certificates, the Interest Distribution Amount for such date and Class and any accrued but unpaid Interest Distribution Shortfalls for such date and Class;

(iv)        to the Class B-2 Certificates, the aggregate Subordinate Principal Distribution Amount payable to such Class for such date, until its Certificate Principal Amount has been reduced to zero;

(v)         to the Class B-3 Certificates, the Interest Distribution Amount for such date and Class and any accrued but unpaid Interest Distribution Shortfalls for such date and Class;

(vi)        to the Class B-3 Certificates, the aggregate Subordinate Principal Distribution Amount payable to such Class for such date, until its Certificate Principal Amount has been reduced to zero;

(vii)       to the Class B-4 Certificates, the Interest Distribution Amount for such date and Class and any accrued but unpaid Interest Distribution Shortfalls for such date and Class;

(viii)      to the Class B-4 Certificates, the aggregate Subordinate Principal Distribution Amount payable to such Class for such date, until its Certificate Principal Amount has been reduced to zero;

(ix)         to the Class B-5 Certificates, the Interest Distribution Amount for such date and Class and any accrued but unpaid Interest Distribution Shortfalls for such date and Class;

(x)          to the Class B-5 Certificates, the aggregate Subordinate Principal Distribution Amount payable to such Class for such date, until its Certificate Principal Amount has been reduced to zero; and

(xi)         to the Class B-6 Certificates, the Interest Distribution Amount for such date and Class and any accrued but unpaid Interest Distribution Shortfalls for such date and Class;

(xii)        to the Class B-6 Certificates, the aggregate Subordinate Principal Distribution Amount payable to such Class for such date, until its Certificate Principal Amount has been reduced to zero; and

(xiii)       to the Class LT-R Certificates the amount specified in Section 5.07(a); and thereafter any remaining amounts to the Class R Certificates; provided, however, that neither the Class LT-R nor Class R Certificates shall receive any amount if any Class of Certificates has been allocated, and not fully reimbursed for, any Realized Losses or Certificate Writedown Amounts. For the avoidance of doubt, if any amounts would have been available to allocate to the Class LT-R or Class R Certificates pursuant to this clause (xi) and any Class of Certificates has not been fully reimbursed for a Realized Loss or Certificate Writedown Amount, then such amounts shall be allocated and distributed in the same manner as Subsequent Recoveries are allocated and distributed pursuant to Section 5.03(c) and this Section 5.02(a).

On each Distribution Date on and after the Credit Support Depletion Date, the Senior Principal Distribution Amount will be distributed to the Class A-6, Class A-9 and Class A-11 Certificates, concurrently, on a pro rata basis, in accordance with their respective Certificate Principal Amounts, until the aggregate Certificate Principal Amount thereof has been reduced to zero.

In the event that Initial Exchangeable Certificates or Exchangeable Certificates have been exchanged for the related Exchangeable Certificates or Initial Exchangeable Certificates in one of the exchange combinations described in Exhibit J, the Exchangeable Certificates or Initial Exchangeable Certificates received in such an exchange will be entitled to a proportionate share of the interest and/or principal payments, as applicable, otherwise allocable to the Classes of Initial Exchangeable Certificates or Exchangeable Certificates so exchanged, in accordance with their respective Interest Distribution Amounts and Certificate Principal Amounts. In addition, Realized Losses and Certificate Writedown Amounts will be allocated as described in Section 5.03 below.

(b)          On each Distribution Date, to the extent of funds available in the Distribution Account prior to making the Certificateholder payments described herein, the Securities Administrator shall withdraw amounts equal to (i) the Trustee Fee and pay such amounts to the Trustee and (ii) the Master Servicing Fee less any Prepayment Interest Shortfalls required to be paid by the Master Servicer for such Distribution Date and pay such amounts to the Master Servicer. In addition, the Securities Administrator shall pay any Extraordinary Trust Expenses then due and payable.

Section 5.03         Allocation of Realized Losses, Net Interest Shortfalls and Subsequent Recoveries.

(a)          On or prior to each Distribution Date, the Master Servicer shall calculate the aggregate Realized Losses and Net Interest Shortfalls for such Distribution Date based on the information with respect to losses as reported to it by the Servicers.

If a Realized Loss occurs on the Mortgage Loans (including a Servicing Modification resulting in (i) a reduction of the outstanding principal amount of such Mortgage Loan or (ii) a Principal Forbearance Amount), then, on each Distribution Date, the principal portion of that Realized Loss will be allocated first to the Class B-6, Class B-5, Class B-4, Class B-3, Class B-2 and Class B-1 Certificates, in that order, in each case until the Certificate Principal Amount of each such Class is reduced to zero, and second, pro rata, to the Senior P&I Certificates, until each of the related Certificate Principal Amount thereof has been reduced to zero, provided, however, that all Realized Losses allocated to the Super Senior Certificates will first be allocated to the Senior Support Certificates, until their related Certificate Principal Amount is reduced to zero, and thereafter to the Super Senior Certificates, pro rata, based on their respective Certificate Principal Amount, until the aggregate Certificate Principal Amount of each such Class is reduced to zero. Any allocation of the principal portion of a Realized Loss to a Class of Certificates will be allocated in reduction of the Certificate Principal Amount of such Class of Certificates, until reduced as provided in the previous sentence. In determining whether a Realized Loss is a loss of principal or of interest, Liquidation Proceeds and other recoveries on a Mortgage Loan will be applied first to outstanding expenses or Advances incurred with respect to such Mortgage Loan, then to accrued, unpaid interest, and finally to principal. To the extent additional losses are incurred with respect to a Liquidated Mortgage Loan after liquidation, such losses will be treated as amounts payable to the Servicers as unreimbursed Servicing Advances and will result in a restatement of the Realized Loss and an additional loss allocated to the Senior Certificates or Subordinate Certificates, as applicable.

To the extent that any Initial Exchangeable Certificates have been exchanged for Exchangeable Certificates then all Realized Losses that would otherwise be allocated to the Initial Exchangeable Certificates so exchanged will be allocated to the related Exchangeable Certificates, until the Certificate Principal Amounts thereof have been reduced to zero.

(b)          On each Distribution Date, the Certificate Principal Amount of the lowest ranking Class of Subordinate Certificates then outstanding will be reduced by the Certificate Writedown Amount and if no Subordinate Certificates are then outstanding, the Certificate Principal Amounts of the Senior P&I Certificates will be reduced, pro rata, by the Certificate Writedown Amount, provided, however, that the Certificate Writedown Amount allocated to the Super Senior Certificates will first be allocated to the Senior Support Certificates, until their Certificate Principal Amount is reduced to zero, and thereafter to the Super Senior Certificates, pro rata, based on their respective Certificate Principal Amount, until the Certificate Principal Amount of each Class of Super Senior Certificates is reduced to zero. To the extent that any Initial Exchangeable Certificates have been exchanged for Exchangeable Certificates, then all Certificate Writedown Amounts that would otherwise be allocated to the Initial Exchangeable Certificates so exchanged will be allocated to the related Exchangeable Certificates until the Certificate Principal Amounts thereof have been reduced to zero.

(c)          Subsequent Recoveries will be distributed to the Certificates still outstanding, in accordance with the priorities described under Section 5.02(a), and the Certificate Principal Amount of each Class of Certificates then outstanding that has been reduced due to application of a Realized Loss or Certificate Writedown Amount (and not previously recovered) will be increased, first, for the Senior P&I Certificates, pro rata in accordance with the accumulated amount of Realized Losses and Certificate Writedown Amounts previously allocated to each such Class of Certificates to the extent not previously recovered; provided, however, that to the extent the Certificate Principal Amount of the Class A-6 Certificates (or Exchangeable Certificates exchanged therefor) has been reduced in accordance with Sections 5.03(a) and 5.03(b), the portion of the increase otherwise allocable to the Class A-6 Certificates (or Exchangeable Certificates exchanged therefor) will be allocated first to the Class A-9 and Class A-11 Certificates (or Exchangeable Certificates exchanged therefor) on a pro rata basis in accordance with the accumulated amount of Realized Losses and Certificate Writedown Amounts previously allocated to such Certificates to the extent not previously recovered, before being allocated to the Class A-6 Certificates, and then sequentially in order of seniority with respect to the Subordinate Certificates, by the lesser of (i) the amount of such Subsequent Recovery (reduced by any amounts applied for this purpose to senior ranking Certificates) and (ii) the Realized Loss amount and Certificate Writedown Amount previously allocated to such Class to the extent not previously recovered. Any Subsequent Recovery that is received during a Prepayment Period will be included in the Available Distribution Amount for the related Distribution Date.

For the avoidance of doubt, with respect to any Distribution Date and Class of Certificates, the principal amount of Subsequent Recoveries with respect to such Distribution Date will be allocated to such Class prior to (1) any distributions of principal with respect to such Class and (2) the allocation of Realized Losses and Certificate Writedown Amounts with respect to such Class on such Distribution Date.

(d)          Any Class of Certificates whose Certificate Principal Amount has been reduced to zero due to the allocation of Realized Losses and Certificate Writedown Amounts will nonetheless remain outstanding until the termination of the Trust and may have its Certificate Principal Amount increased from zero in connection with the distribution of Subsequent Recoveries and allocation of write-ups pursuant to the definition of Certificate Principal Amount and may receive future distributions in accordance with the payment priorities.

Section 5.04         Obligations of the Servicers and the Servicing Administrator.

With respect to the Servicers and the Servicing Administrator, in the event of any inconsistency between this Agreement and the respective Servicing Agreement with respect to the obligations of the Servicers and the Servicing Administrator, the provisions of the related Servicing Agreement shall govern such obligations.

Section 5.05         Advances by Master Servicer.

If the Servicing Administrator fails to remit any Advance required to be funded under this Agreement or the applicable Servicing Agreement, the Master Servicer shall itself fund, or shall cause the successor to such Servicer or successor Servicing Administrator to fund, such Advance. If the Master Servicer determines that an Advance is required, it shall on the Business Day preceding the related Distribution Date immediately following such Determination Date remit to the Securities Administrator from its own funds for deposit in the Distribution Account immediately available funds in an amount equal to such Advance. The Master Servicer, the Servicer and the Servicing Administrator shall be entitled to be reimbursed for all Advances funded by it. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that an Advance is a Nonrecoverable Advance, the Master Servicer shall be under no obligation to make such Advance. If the Master Servicer determines that an Advance is a Nonrecoverable Advance, it shall, on or prior to the related Distribution Date, deliver an Officer’s Certificate to the Trustee to such effect.

In connection with a Servicing Modification where an amount equal to Advances and/or Servicing Advances are capitalized and added to the Stated Principal Balance of a Mortgage Loan, each of the Servicers, the Servicing Administrator and the Master Servicer, solely in its capacity as successor servicer (if applicable), may reimburse itself for such Advances and/or Servicing Advances.

Reimbursements of (i) Advances to the Master Servicer on the one hand and the Servicing Administrator or any Servicer on the other hand, and (ii) Servicing Advances to the Servicing Administrator or any Servicer will be allocated pro rata based on the amount of unreimbursed Advances and Servicing Advances reimbursable to the Master Servicer (solely with respect to Advances) the Servicing Administrator or any Servicer with respect to the related Mortgage Loan.

Section 5.06         Master Servicer Compensating Interest Payments.

The amount of the aggregate Master Servicing Fees payable to the Master Servicer in respect of any Distribution Date shall be reduced (but not below zero) by the amount of any Master Servicer Compensating Interest Payment for such Distribution Date. Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.

Section 5.07         Distributions and Realized Losses on Uncertificated REMIC Regular Interests.

Amounts distributed to the Certificates pursuant to Section 5.02 hereof shall be deemed to have first been distributed as follows:

(a)          from the Lower-Tier REMIC to the Upper-Tier REMIC, as the holder of the Lower-Tier REMIC Regular Interests, and to Holders of Class LT-R Certificates in respect of the LT-R Interest, from the Available Distribution Amount for such Distribution Date, (x) first, to each Lower-Tier REMIC Regular Interest in an amount equal to its Uncertificated Accrued Interest for such Distribution Date (plus any amounts in respect thereof remaining unpaid from previous Distribution Dates), in the same amount and priority as interest is distributed to its Corresponding Classes of Upper-Tier Interests, (y) second, to each Lower-Tier REMIC Regular Interest, in the same amount and priority as principal is distributed to its Corresponding Classes of Upper-Tier Interests, in each case until the Uncertificated Principal Balance of such Lower-Tier REMIC Regular Interest is reduced to zero; and (z) third, to the extent of the Available Distribution Amount for such Distribution Date remaining after payment of the amounts pursuant to clauses (x) and (y), to the Class LT-R Certificates in respect of the LT-R Interest, any remaining amount; and

(b)          from the Upper-Tier REMIC to the Holders of the applicable Certificated Upper-Tier Interests or to the Exchangeable Subtrust in accordance with the distribution provisions for such Upper-Tier REMIC set forth in the Preliminary Statement.

(c)          Realized Losses and the amount of any Certificate Writedown Amount allocated by this Section to a Class of Certificates shall be allocated to the corresponding Upper-Tier Interests and shall reduce the Certificate Principal Amount of such Upper-Tier Interests to the same extent that the Certificate Principal Amount of such corresponding Class of Certificates is reduced pursuant to the provisions of this Section (on a pro rata basis to the extent a Corresponding Class of Certificates has more than one (1) related Upper-Tier Interest). Subsequent Recoveries distributed to a Class of Certificates pursuant to the provisions of Section 5.03(a) shall be deemed to have been distributed to the corresponding Upper-Tier Interests (on a pro rata basis to the extent a Corresponding Class of Certificates has more than one (1) related Upper-Tier Interest). To the extent that the Certificate Principal Amount of any Class of Certificates has been increased on account of Subsequent Recoveries pursuant to the provisions of Section 5.03(c), the principal balance of the corresponding Upper-Tier Interests shall be increased, in each case to the extent of their remaining unreimbursed Realized Losses (on a pro rata basis to the extent a Corresponding Class of Certificates has more than one (1) related Upper-Tier Interest).

(d)          Realized Losses and the amount of any Certificate Writedown Amount allocated by this Section to a Class of Upper-Tier Interests shall be allocated to the corresponding Uncertificated REMIC Regular Interests and shall reduce the Uncertificated Certificate Principal Amounts thereof to the same extent that the Certificate Principal Amount of such corresponding Class of Upper-Tier Interests is reduced pursuant to the provisions of this Section. Subsequent Recoveries distributed to a Class of Upper-Tier Interests pursuant to the provisions of Section 5.03(a) shall be deemed to have been distributed to the corresponding Uncertificated REMIC Regular Interests. To the extent that the Certificate Principal Amount of any Class of Upper-Tier Interests has been increased on account of Subsequent Recoveries pursuant to the provisions of Section 5.03(c), the principal balance of the corresponding Uncertificated REMIC Regular Interests shall be increased by the same amount.

(e)          Notwithstanding the distributions on the Lower-Tier REMIC Regular Interests, the applicable Certificated Upper-Tier Interests and the Exchangeable Subtrust described in this Section 5.07, distribution of funds from the Distribution Account shall only be made in accordance with Section 5.02.

Article VI

CONCERNING THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE MASTER SERVICER; EVENTS OF DEFAULT

Section 6.01         Duties of Trustee, the Securities Administrator and the Master Servicer.

(a)          The Trustee is authorized and directed to execute and deliver the Custodial Agreement, the PHH Series 2015-2 Servicing Supplement, the Shellpoint Series 2015-2 Servicing Supplement, the Cenlar Servicing AAR, the AAR Agreements, the SPS Series 2015-2 Servicing Supplement and each certificate or other document attached as an exhibit to or contemplated by such agreements to which the Trustee is to be a party or other agreement contemplated by this Agreement to which the Trustee is to be a party, as evidenced conclusively by the Trustee’s execution thereof. The Trustee, except during the continuance of an Event of Default, the Securities Administrator and the Master Servicer, each undertake to perform their respective duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee, the Securities Administrator and the Master Servicer provided for in this Agreement shall not be construed as a duty of the Trustee, the Securities Administrator or the Master Servicer, as the case may be. If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs.

(b)          Each of the Trustee, the Securities Administrator and the Master Servicer, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee, the Securities Administrator or the Master Servicer, as applicable, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that except as expressly provided hereunder, none of the Trustee, the Securities Administrator or the Master Servicer shall be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished to the Trustee, the Securities Administrator or the Master Servicer pursuant to this Agreement. Subject to the immediately preceding sentence, if any such resolution, certificate, statement, opinion, report, document, order or other instrument is found not to conform on its face to the form required by this Agreement in a material manner, the Trustee, the Securities Administrator or the Master Servicer, as applicable, shall take such action as it deems appropriate to cause the instrument to be corrected, and if the instrument is not corrected to its satisfaction, the Trustee or the Securities Administrator, as applicable, shall provide notice thereof to the Certificateholders and take such further action as directed by the Certificateholders pursuant to Sections 6.02(d) and 6.02(f) (and if the instrument is not corrected to the satisfaction of the Master Servicer, the Master Servicer shall notify the Securities Administrator who shall provide notice thereof to the Certificateholders and the Master Servicer shall take such further action as directed by the Certificateholders pursuant to Sections 6.02(d) and 6.02(f)).

(c)          None of the Trustee, the Securities Administrator, the Master Servicer, the Paying Agent or the Certificate Registrar shall have any liability for any action, or any failure to act, in good faith pursuant to this Agreement, except for its own negligence, bad faith or willful misconduct. No provision of this Agreement shall be construed to relieve the Trustee, the Securities Administrator, the Master Servicer, the Paying Agent or the Certificate Registrar from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)          The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in Section 6.18 hereof;

(ii)         For all purposes under this Agreement, (x) none of the Trustee, the Securities Administrator or the Paying Agent shall be deemed to have notice of any Event of Default unless a Responsible Officer of such party has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the such party at the Corporate Trust Office or notice address of such party, as applicable, and such notice references the Holders of the Certificates and this Agreement, and (y) none of the Trustee, the Securities Administrator or the Paying Agent shall have any obligation to take any action to determine or confirm whether an Event of Default exists;

(iii)        For all purposes under this Agreement, except when the Master Servicer is the Securities Administrator, neither the Master Servicer nor the Securities Administrator shall be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer to furnish information to the Securities Administrator or payment with respect to a Distribution Date when required to do so) unless a Responsible Officer of the Master Servicer or the Securities Administrator, as applicable, has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Master Servicer or the Securities Administrator at the address provided in Section 11.07, and such notice references the Holders of the Certificates and this Agreement;

(iv)        No provision of this Agreement shall require the Trustee or the Securities Administrator (regardless of the capacity in which it is acting) to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it; and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Depositor, the Master Servicer or any other Person under this Agreement, the applicable Servicing Agreement or the Custodial Agreement;

(v)         None of the Trustee, the Securities Administrator, the Master Servicer, the Paying Agent or the Certificate Registrar shall be responsible for any act or omission of any other party to this Agreement (except to the extent the same legal entity is serving in more than one such role) or of the Depositor, the Servicing Administrator, the Sponsor, the Servicers, or the Custodian; and

(vi)        Knowledge or information acquired by (i) Wells Fargo in its respective capacities hereunder or under any Basic Document shall not be imputed to Wells Fargo in any of its other capacities hereunder or under any other Basic Document (except to the extent such other capacities are performed by a Responsible Officer within the Corporate Trust Services division of Wells Fargo), and (ii) any Affiliate of Wells Fargo shall not be imputed to Wells Fargo in any of its capacities hereunder or under any other Basic Document and vice versa.

(d)          The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the applicable Servicer or to the Servicing Administrator, as applicable (with a copy to the Master Servicer) upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

(e)          None of the Trustee, the Securities Administrator or the Master Servicer shall be personally liable with respect to any action taken, suffered or omitted to be taken by it, or for any error in judgment made by it, in good faith in accordance with the direction of the Directing Holders as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, the Securities Administrator or the Master Servicer or exercising any trust or power conferred upon the Trustee, the Securities Administrator or the Master Servicer under this Agreement.

(f)           Neither the Trustee nor the Securities Administrator shall be required to perform services under this Agreement, or to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if it shall have reasonable grounds for believing that the timely payment of its fees and expenses, the repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it. None of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer, the Servicing Administrator or the applicable Servicer under this Agreement or the applicable Servicing Agreement except, with respect to the Master Servicer, during such time, if any, as (i) the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement or (ii) the Master Servicer and the Securities Administrator are the same entity.

(g)          Except as otherwise expressly provided herein, neither the Trustee nor the Securities Administrator shall have any duty (A) to record, file or deposit, or cause to be recorded, filed, or deposited, this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to maintain or cause to be maintained any such recording or filing or depositing or any such rerecording, refiling or redepositing thereof, (B) to maintain or cause to be maintained any insurance, (C) to pay or discharge, or cause the payment or discharge, of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account, or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer, the Servicing Administrator or the Servicers delivered to the Trustee or the Securities Administrator pursuant to this Agreement or the applicable Servicing Agreement believed by the Trustee or the Securities Administrator, as applicable, to be genuine and to have been signed or presented by the proper party or parties.

(h)          None of the Trustee, the Securities Administrator, the Paying Agent, the Master Servicer or the Certificate Registrar shall be liable in its individual capacity for any action taken or not taken, or for any error of judgment made, in good faith by a Responsible Officer or other officer of the Trustee, the Securities Administrator, the Paying Agent, the Master Servicer or the Certificate Registrar, as applicable, unless it shall be proved that the Trustee, the Securities Administrator, the Paying Agent, the Master Servicer or the Certificate Registrar, as applicable, was negligent in ascertaining the pertinent facts.

(i)           Notwithstanding anything in this Agreement to the contrary, none of the Trustee, the Securities Administrator, the Paying Agent, the Master Servicer or the Certificate Registrar shall be liable for special, indirect, punitive or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee, the Securities Administrator, the Paying Agent, the Master Servicer or the Certificate Registrar, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action.

(j)           Neither the Trustee nor the Securities Administrator (regardless of the capacity in which it is acting) shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them agents of one another.

(k)          The duties and obligations of the Trustee, the Securities Administrator, the Master Servicer, the Paying Agent and the Certificate Registrar shall be determined solely by the express provisions of this Agreement. None of the Trustee, the Securities Administrator, the Master Servicer, the Paying Agent or the Certificate Registrar shall be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement. No implied covenants or obligations shall be read into this Agreement against the Trustee, the Securities Administrator, the Master Servicer, the Paying Agent or the Certificate Registrar; and, in the absence of bad faith on the part of the Trustee, the Securities Administrator, the Master Servicer, the Paying Agent or the Certificate Registrar, except as set forth in this Agreement, the Trustee, the Securities Administrator, the Master Servicer, the Paying Agent or the Certificate Registrar, as applicable, may conclusively rely, as to the correctness of the statements and opinions expressed therein, upon any certificate, report, document, opinion (including without limitation any Opinion of Counsel or Officer’s Certificate) or other instrument furnished to such party that conform to any applicable requirements of this Agreement.

(l)          None of the Trustee, the Securities Administrator or the Master Servicer shall be liable or responsible for any delay or failure in the performance of its obligations hereunder arising out of or caused, directly or indirectly, by force majeure event (including but not limited to acts of God, strikes, lockouts, riots or acts of war, or any interruptions, losses or malfunctions of utilities, computer (hardware or software) or communications services beyond its reasonable control) if, by reason of such force majeure event, the Trustee, the Securities Administrator or the Master Servicer shall be prevented or forbidden from doing or performing any act or thing which the terms of this Agreement provide shall or may be done or performed; it being understood that each of the Trustee, the Securities Administrator and the Master Servicer shall use commercially reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as reasonably practicable under the circumstances.

(m)        None of the Trustee, the Securities Administrator, the Paying Agent, the Master Servicer or the Certificate Registrar shall be under any obligation to take any action in the performance of its respective duties hereunder that would be in violation of applicable law.

Section 6.02	Certain Matters Affecting the Trustee, the Securities Administrator and the Master Servicer.

Except as otherwise provided in Section 6.01:

(a)          Before taking or refraining from taking any actions hereunder, each of the Trustee, the Securities Administrator and the Master Servicer may, at the cost of the party requesting such action or inaction, request, and may rely upon (and shall be protected in acting or refraining from acting based upon), any resolution, officer’s certificate (including any Officer’s Certificate), certificate of auditors, statement, instrument, opinion (including any Opinion of Counsel), report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)          Each of the Trustee, the Securities Administrator and the Master Servicer may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(c)          None of the Trustee, the Securities Administrator or the Master Servicer shall be personally liable for any action taken, suffered or omitted by it (i) in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or (ii) subject to any limitations expressly set forth in this Agreement, in accordance with the direction of any Holders of Certificates;

(d)          Unless an Event of Default shall have occurred and be continuing, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by the Holders of at least a majority in Certificate Principal Amount (or Percentage Interest) of each Class of Certificates or such other percentage specified in Sections 2.05, 2.06, 2.09, 6.14, 11.03 and 11.04 with respect to actions described in Sections 2.05, 2.06, 2.09, 6.14, 11.03 and 11.04; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses from the Certificateholders as a condition to proceeding. Except as otherwise provided in Sections 2.05, 2.06, 2.09, 6.14, 11.03 and 11.04, the reasonable expense thereof shall be paid by the party requesting such investigation and shall not be paid by the Trust Fund; and, provided further, that in the case of an alleged breach of the Sponsor’s representations and warranties, the provisions of Section 2.05 must be satisfied;

(e)          Each of the Trustee, the Securities Administrator and the Master Servicer may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee, the Securities Administrator and the Master Servicer conferred on them by such appointment; provided that each of the Trustee, the Securities Administrator and the Master Servicer shall continue to be responsible for its duties and obligations hereunder to the extent provided herein; provided further that the Trustee shall not be responsible for the duties and obligations of Wells Fargo Bank, N.A. in its capacity as any of the Paying Agent, the Authenticating Agent, the Securities Administrator, the Master Servicer or the Certificate Registrar under this Agreement;

(f)          None of the Trustee, the Securities Administrator or the Master Servicer shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, and the Trustee shall not be under any obligation to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee, the Securities Administrator or the Master Servicer, as applicable, security or indemnity reasonably satisfactory to the Trustee, the Securities Administrator or the Master Servicer against the costs, expenses and liabilities which may be incurred therein or thereby;

(g)          The right of the Trustee, the Securities Administrator and the Master Servicer to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and none of the Trustee, the Securities Administrator or the Master Servicer shall be liable for the performance thereof other than on account of its negligence or willful misconduct in the performance of such act;

(h)          None of the Trustee, the Securities Administrator or the Master Servicer shall be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder;

(i)           Neither the Trustee nor the Securities Administrator shall have any duty to conduct any affirmative investigation (including, but not limited to, reviewing any reports delivered to the Trustee in connection with the review of the Mortgage Files) as to the occurrence of any condition requiring the repurchase of any Mortgage Loan pursuant to this Agreement, the AAR Agreements or the Mortgage Loan Purchase Agreement, as applicable, or the eligibility of any Mortgage Loan for purposes of this Agreement including, without limitation, whether any mortgage loan is a Qualified Substitute Mortgage Loan, except as set forth in Sections 2.05 and 2.06 with respect to the Trustee. In the event that the Trustee receives written direction from the requisite percentage of Certificateholders in accordance with Section 2.05 to make such investigation, then the Trustee shall engage a third party to perform or shall itself perform such investigation and report its findings, the expense of which shall be included in the costs and expenses for which the Trustee is entitled to be reimbursed in accordance with Section 2.05; and

(j)           In the event either the Trustee or the Securities Administrator deems the nature of any action required on its part to be unclear, the Trustee or the Securities Administrator, as applicable, may require prior to such action that it be provided by the Depositor with reasonable further written instructions.

Section 6.03	Trustee, Securities Administrator and Master Servicer Not Liable for Certificates.

(a)          None of the Trustee, the Securities Administrator or the Master Servicer makes any representation as to the validity or sufficiency of this Agreement, the Custodial Agreement, the Servicing Agreements, the AAR Agreements, the Mortgage Loan Purchase Agreement or the Certificates (other than its certificate of authentication on the Certificates, as applicable) or of any Mortgage Loan or related document; provided that the Trustee, the Securities Administrator and the Master Servicer represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law. The recitals contained herein and in the Certificates (i) shall not be taken as the statements of the Trustee (other than the signature of the Trustee on the Certificates and the acknowledgements of the Trustee contained in Article II) and the Trustee does not assume any responsibility for their correctness, and (ii) shall not be taken as statements of the Securities Administrator (other than its certificate of authentication on the Certificates) and the Securities Administrator does not assume any responsibility for their correctness.

(b)          None of the Trustee, the Securities Administrator or the Master Servicer shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or of funds paid to the Depositor in consideration of the sale of the Mortgage Loans to the Trustee by the Depositor or for the use or application of any funds deposited into the Distribution Account or any other fund or account maintained with respect to the Certificates. None of the Trustee, the Securities Administrator or the Master Servicer shall be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. None of the Trustee, the Securities Administrator or the Master Servicer shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise monitor, perfect or maintain the perfection of any security interest or lien granted to the Trustee hereunder or to record this Agreement.

Section 6.04	Trustee and Securities Administrator May Own Certificates.

Each of the Trustee and the Securities Administrator (and any Affiliate or agent of either of them) in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto and their Affiliates with the same rights it would have if it were not Trustee, Securities Administrator or such Affiliate or agent, as applicable.

Section 6.05	Eligibility Requirements for Trustee and Securities Administrator.

The Trustee hereunder shall at all times (i) be an institution insured by the FDIC, (ii) be a corporation, federal savings banks or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority, (iii) not be an Affiliate of the Master Servicer, the Servicing Administrator or the Servicers (unless it becomes the successor master servicer pursuant to Section 6.14) and (iv) itself satisfy the requirements of Section 3807(a) of the Delaware Statutory Trust Act that the Trust have at least one trustee with a principal place of business in the State of Delaware, or else the Trustee hereunder shall have appointed a separate co-trustee to satisfy such requirements, pursuant to the provisions set forth in Section 6.09 of this Agreement. If such corporation, federal savings bank or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

The Securities Administrator hereunder shall at all times (i) be an institution authorized to exercise corporate trust powers under the laws of its jurisdiction of organization and (ii) not be the Depositor or an Affiliate of the Depositor.

Section 6.06	Resignation and Removal of Trustee and the Securities Administrator.

(a)          Each of the Trustee and the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving thirty (30) days’ written notice thereof to the Trustee or the Securities Administrator, as applicable, the Depositor, the Sponsor and the Master Servicer; provided that if the Securities Administrator resigns pursuant to this Section 6.06(a), the Securities Administrator may not resign as Master Servicer unless in accordance with Section 9.06. No such resignation will become effective until a successor has assumed the Trustee’s obligations and duties under this Agreement and the AAR Agreements. Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee or a successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the resigning Trustee or resigning Securities Administrator, as applicable, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer. If no successor trustee or successor securities administrator shall have been so appointed and shall have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Trustee or resigning Securities Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor trustee or successor securities administrator, as applicable. In the case of any such resignation by the Securities Administrator, if no successor securities administrator shall have been appointed and shall have accepted appointment within sixty (60) days after the Securities Administrator ceases to be the Securities Administrator pursuant to this Section 6.06, then the Trustee shall perform the duties of the Securities Administrator pursuant to this Agreement and shall be entitled to the fees of the Securities Administrator for so long as the Trustee performs such duties; provided, however, that the Trustee may engage a qualified entity to perform the duties of the Securities Administrator under Sections 4.03, 6.20 and 10.01 of this Agreement. The successor trustee shall notify each Rating Agency through the Rule 17g-5 Information Provider, the Servicers, the Servicing Administrator and the Master Servicer of any change of Trustee, and the successor securities administrator shall notify each Rating Agency through the Rule 17g-5 Information Provider, the Servicing Administrator, the Servicers and the Master Servicer of any change of Securities Administrator.

(b)          If at any time any of the following events shall occur: (i) the Trustee or the Securities Administrator ceases to be eligible in accordance with the provisions of Section 6.05 and fails to resign after written request therefor by the Depositor, (ii) the Securities Administrator fails to perform its obligations pursuant to Section 5.02 to make distributions to Certificateholders, which failure continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Securities Administrator by the Trustee or the Depositor, (iii) the Trustee or the Securities Administrator becomes legally unable to act, or is adjudged bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator of its property is appointed, or any public officer takes charge or control of the Trustee or the Securities Administrator or of the property or affairs of either for the purpose of rehabilitation, conservation or liquidation, (iv) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (v) the continued use of the Trustee or the Securities Administrator would result in a downgrading of the rating by a Rating Agency of any Class of Certificates with a rating; then, in each such case, the Depositor shall remove the Trustee or the Securities Administrator, as applicable, and the Depositor shall appoint a successor trustee or successor securities administrator, as applicable, within thirty (30) days of the date that the Trustee or the Securities Administrator, as applicable, ceases to be eligible in accordance with the provisions of Section 6.05, by written instrument, one copy of which instrument shall be delivered to the Trustee or Securities Administrator so removed, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer. If no successor trustee or successor securities administrator shall have been so appointed and shall have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Trustee or resigning Securities Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor trustee or successor securities administrator, as applicable. If the same Person is acting as both the Securities Administrator and the Master Servicer, then the Depositor shall direct the Trustee to remove the Master Servicer in accordance with the provisions of Section 6.14, and the Trustee promptly upon such direction shall remove the Master Servicer in accordance therewith.

(c)          Any resignation or removal of the Trustee or the Securities Administrator, as applicable, and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall only become effective upon acceptance of appointment by the successor trustee or the successor securities administrator, as applicable, as provided in Section 6.07.

Section 6.07	Successor Trustee and Successor Securities Administrator.

(a)          Any successor trustee or successor securities administrator appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee or predecessor securities administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator, as applicable, shall become effective and such successor trustee or successor securities administrator, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or securities administrator, as applicable, herein. The predecessor trustee shall deliver to the successor trustee (or assign to the Trustee its interest under the Custodial Agreement, to the extent permitted thereunder), all Mortgage Files and documents and statements related to each Mortgage File held by it hereunder, the predecessor trustee shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and the predecessor trustee or the predecessor securities administrator, as applicable, shall deliver such of the records or copies thereof maintained by the predecessor trustee or predecessor securities administrator, as applicable, in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement. In addition, the Depositor and the predecessor trustee or predecessor securities administrator, as applicable, shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee or successor securities administrator, as applicable, all such rights, powers, duties and obligations.

(b)          No successor trustee or successor securities administrator shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee or successor securities administrator, as applicable, shall be eligible under the provisions of Section 6.05.

(c)          Upon acceptance of appointment by a successor trustee or successor securities administrator, as applicable, as provided in this Section 6.07, the predecessor trustee or predecessor securities administrator, as applicable, shall mail notice of the succession of such trustee or securities administrator, as applicable, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency through the Rule 17g-5 Information Provider. The expenses of such mailing shall be borne by the predecessor trustee or predecessor securities administrator, as applicable.

(d)          Any successor trustee appointed hereunder shall execute and file an amendment to the Certificate of Trust as required by the Delaware Statutory Trust Act.

Section 6.08	Merger or Consolidation of Trustee or Securities Administrator.

Any Person into which the Trustee or Securities Administrator may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or Securities Administrator shall be a party, or any Persons succeeding to the corporate trust business of the Trustee or Securities Administrator, shall be the successor to the Trustee or Securities Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that such Person shall be eligible under the applicable provisions of Section 6.05. The Trustee shall file an amendment to the Certificate of Trust as required by the Delaware Statutory Trust Act.

Section 6.09	Appointment of Co-Trustee, Separate Trustee or Custodian.

(a)          Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Certificate Principal Amount (or Percentage Interest) of every Class of Certificates shall have the power from time to time to appoint one or more Persons, approved by the Trustee, to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located. The separate trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of the Trust and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The obligation of the Master Servicer to make Advances pursuant to Section 5.05 hereof shall not be affected or assigned by the appointment of a co-trustee.

(b)          Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)          all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

(ii)         all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

(iii)        no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

(iv)        the Trustee may at any time, by an instrument in writing executed by it, with the concurrence of the Depositor, accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

(c)          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy given to the Master Servicer.

(d)          Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

(e)          No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.05 hereunder and no notice to the Certificateholders of the appointment shall be required under Section 6.07 hereof.

(f)          The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee’s obligations hereunder.

(g)          The Trust Fund shall pay the reasonable compensation of the co-trustees (which compensation shall not reduce any compensation payable to the Trustee).

Section 6.10	Authenticating Agents.

(a)          The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. The Trustee hereby appoints the Securities Administrator as initial Authenticating Agent, and the Securities Administrator hereby accepts such appointment. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be a national banking association or a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities.

(b)          Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

(c)          Any Authenticating Agent may at any time resign by giving at least thirty (30) days’ advance written notice of resignation to the Trustee and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor authenticating agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 6.10. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee or in accordance with the provisions of this Agreement.

Section 6.11	Indemnification of the Trustee, the Securities Administrator and the Master Servicer.

Subject to the limitations described in definition of the Extraordinary Trust Expense, Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, both in its individual capacity and in its capacity as Trustee hereunder, and Wells Fargo Bank, N.A., both in its individual capacity and in its capacities as Securities Administrator, Certificate Registrar, Paying Agent, Authenticating Agent, Rule 17g-5 Information Provider and Master Servicer hereunder, and each of their respective directors, officers, employees and agents shall be indemnified and held harmless by, and entitled to reimbursement from, the Trust Fund for any claim, loss, liability, damage, cost or expense, including without limitation any reasonable legal fees and expenses and any extraordinary or unanticipated expense, incurred or expended (without negligence or willful misconduct on its or their part) in connection with, (a) investigating, preparing for, defending itself or themselves against, or prosecuting for itself or themselves or for the sake of the Trust Fund any legal proceeding, whether pending or threatened, that is related directly or indirectly in any way to the Trust Fund, this Agreement, the Servicing Agreements, the AAR Agreements, the Mortgage Loan Purchase Agreement, Custodial Agreement, the Mortgage Loans or other assets of the Trust Fund, or the Certificates (including without limitation the initial offering, any secondary trading and any transfer and exchange of the Certificates), (b) the acceptance or administration of the trusts created hereunder, (c) the performance or exercise or the lack of performance or exercise of any or all of its or their powers, duties, rights, responsibilities, or privileges hereunder, including without limitation (i) complying with any new or updated laws or regulations directly related to the performance by the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, of its obligations under this Agreement and (ii) addressing any bankruptcy in any way related to or affecting this Agreement, the Servicing Agreements, the AAR Agreements, the Custodial Agreement, the Mortgage Loan Purchase Agreement or any party to such agreements, including, as applicable, all costs incurred in connection with the use of default specialists within or outside Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust (in the case of Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust personnel, such costs to be calculated using standard market rates), in the case of the Trustee, or Wells Fargo Bank, N.A. (in the case of Wells Fargo Bank, N.A. personnel, such costs to be calculated using standard market rates), in the case of the Master Servicer and the Securities Administrator. The amount of any Extraordinary Trust Expenses reimbursed and the reason therefor (including the party to whom they were paid) shall be reported to the Securities Administrator. Any such costs shall be attributable directly to costs specifically incurred by the Trust Fund and shall not include any general allocation for market conditions. However in the event the Trust Fund is included in any action, or lawsuit naming multiple trusts, or if any action is desired to be taken by the Trust Fund with other trust funds in order to minimize expense (such as a filing in connection with a bankruptcy), the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent, the Rule 17g-5 Information Provider or the Master Servicer, as applicable, may make a reasonable allocation of any expenses incurred in the defense or action to the Trust Fund. As of the Startup Day, no such indemnifications or expense reimbursements are expected to be paid from the Trust Fund and it is intended that if such payments are ever made that they be characterized for purposes of the REMIC Provisions as "unanticipated expenses" within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii). The rights and indemnity afforded to the Trustee, the Master Servicer and the Securities Administrator in this Section 6.11 shall apply, mutatis mutandis, to (x) the Trustee, the Master Servicer and the Securities Administrator in any other capacity under this Agreement and (y) the Trustee, the Master Servicer and the Securities Administrator under the Servicing Agreements, the AAR Agreements, the Custodial Agreement or the Mortgage Loan Purchase Agreement.

In connection with any claim as to which indemnification is to be sought hereunder:

(i)          the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent, the Rule 17g-5 Information Provider or the Master Servicer as applicable, shall give the Depositor written notice thereof promptly after the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent, the Rule 17g-5 Information Provider or the Master Servicer as applicable, shall have knowledge thereof; provided that failure of the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent, the Rule 17g-5 Information Provider or the Master Servicer, as applicable, to provide such written notice shall not relieve the Trust Fund of the obligation to indemnify the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, under this Section 6.11;

(ii)         while maintaining control over its own defense, the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent, the Rule 17g-5 Information Provider or the Master Servicer as applicable, shall cooperate and consult fully with the Depositor in preparing such defense; and

(iii)        notwithstanding anything to the contrary in this Section 6.11, neither the Trust nor the Trust Fund shall be liable for settlement of any such claim by the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent, the Rule 17g-5 Information Provider or the Master Servicer, as applicable, entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

The indemnification obligations set forth in this Section shall survive the discharge or assignment of this Agreement and the termination or resignation of the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Rule 17g-5 Information Provider, the Authenticating Agent or the Master Servicer, as applicable.

Section 6.12	Fees and Expenses of the Securities Administrator, the Certificate Registrar, the Paying Agent, the Rule 17g-5 Information Provider, the Authenticating Agent, the Trustee and the Custodian.

(a)          Compensation for the services of the Securities Administrator, the Certificate Registrar, the Paying Agent, the Rule 17g-5 Information Provider and the Authenticating Agent hereunder, including any successors to such entities, shall be paid by the Master Servicer from the Master Servicing Fee. The Securities Administrator shall be entitled to all disbursements and advancements incurred or made by the Securities Administrator (in its various capacities hereunder) in accordance with this Agreement (including fees and expenses of its counsel and all persons not regularly in its employment), except any such expenses arising from its negligence, bad faith or willful misconduct. Wells Fargo Bank, N.A. shall act as Securities Administrator for so long as it is Master Servicer under this Agreement.

(b)          As compensation for its services under the Custodial Agreement, the Custodian, including any successors to the Custodian, shall be paid by the Master Servicer from the Master Servicing Fee pursuant to a separate agreement between the Custodian and the Master Servicer.

(c)          As compensation for its services hereunder the Trustee shall be entitled to receive the Trustee Fee, which shall be distributed by the Securities Administrator pursuant to Section 5.02.

Section 6.13	Collection of Monies.

Except as otherwise expressly provided in this Agreement, the Trustee and the Securities Administrator may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by it pursuant to this Agreement. The Trustee or the Securities Administrator, as applicable, shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement.

Section 6.14	Events of Default; Trustee to Act; Appointment of Successor.

(a)          The occurrence of any one or more of the following events shall constitute an “Event of Default”:

(i)          Any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data sufficient to prepare the reports described in Section 4.02 which continues unremedied for a period of one (1) Business Day after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Securities Administrator or to the Master Servicer, the Securities Administrator and the Trustee by Directing Holders;

(ii)         Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in (vii) and (viii) below) on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by Directing Holders (or in the case of a breach of its obligation to provide an Item 1123 Certificate, an Assessment of Compliance or an Accountant’s Attestation pursuant to Sections 9.11, 9.12 and 9.13, immediately without a cure period);

(iii)        A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days or a Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer;

(iv)        The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property;

(v)         The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

(vi)        The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 9.05 hereof;

(vii)       If a representation or warranty set forth in Section 9.03 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within thirty (30) days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by Directing Holders;

(viii)      A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and the Directing Holders;

(ix)         The purchase or holding of any Certificates by the Master Servicer or any master servicer transferee that is an insured depository institution (as such term is defined in the Federal Deposit Insurance Act) such that the Master Servicer or such master servicer transferee is required to consolidate any assets of the Trust Fund on its financial statements under U.S. generally accepted accounting principles; and

(x)          Any failure of the Master Servicer to make any Advances when such Advances are due, which failure continues unremedied for a period of one (1) Business Day.

If an Event of Default described in clauses (i) through (ix) of this Section shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time as prescribed by this Section, the Trustee, by notice in writing to the Master Servicer may, and, if so directed in writing by Certificateholders evidencing either (a) more than 50% of the Certificate Principal Amount (or Notional Amount or Percentage Interest) of each Class of Certificates, or (b) 50% of the aggregate Certificate Principal Amount of the Subordinate Certificates, or upon the occurrence of an Event of Default described in clause (x) of this Section, shall, terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof; provided, however, that in the case of the preceding clause (b), except with respect to the occurrence of an Event of Default described in clause (x), the Trustee shall provide written notice to all of the Certificateholders within two Business Days of receiving such direction and shall not terminate the Master Servicer if, within thirty (30) days of sending such written notice, the Trustee has received contrary instructions from Certificateholders evidencing more than 50% of the Aggregate Voting Interests of the Certificateholders. For the avoidance of doubt, prior to complying with any instructions from Certificateholders relating to an Event of Default of the Master Servicer, the Trustee will not be obligated to take any action without first receiving adequate direction, indemnification and advances, as necessary, from Directing Holders, such adequacy to be agreed upon by the Trustee and such Directing Holders. The Trustee shall notify each Rating Agency via the Rule 17g-5 Information Provider of its receipt of any such contrary instructions. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The defaulting Master Servicer agrees to cooperate with the Trustee and the Securities Administrator in effecting the termination of the defaulting Master Servicer’s responsibilities and rights hereunder as Master Servicer including, without limitation, notifying the Servicers of the assignment of the master servicing function and providing the Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer’s functions hereunder and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter received with respect to the Mortgage Loans. The Master Servicer being terminated pursuant to this Section 6.14 shall bear all Master Servicing Transfer Costs, including but not limited to those of the Trustee or Securities Administrator reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending this Agreement, if necessary. If the same Person is acting as both the Securities Administrator and the Master Servicer, then the Trustee shall direct the Depositor to remove the Securities Administrator in accordance with the provisions of Section 6.06(b), and the Depositor promptly upon such direction shall remove the Securities Administrator in accordance therewith.

Notwithstanding the termination of its activities as Master Servicer, the terminated Master Servicer shall continue to be entitled to reimbursement under this Agreement to the extent such reimbursement relates to the period prior to such Master Servicer’s termination. The successor master servicer shall not be required to purchase or reimburse the terminated Master Servicer's Advance receivables. For the avoidance of doubt, to the extent that the terminated Master Servicer and a successor master servicer have each made Advances in respect of the same Mortgage Loan, recovered amounts shall be used to reimburse the terminated Master Servicer and a successor master servicer in the order in which such Advances were made.

When a Responsible Officer of the Trustee has actual knowledge of the occurrence of an Event of Default, the Trustee shall promptly notify the Securities Administrator and each Rating Agency through the Rule 17g-5 Information Provider of the nature and extent of such Event of Default. The Trustee or the Securities Administrator shall promptly give written notice to the Master Servicer upon the Master Servicer’s failure to fund Advances as required under this Agreement.

(b)          On and after the time the Master Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee receives the written resignation of the Master Servicer pursuant to Section 9.06, the Trustee, unless, in either case, another master servicer shall have been appointed by the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as such under this Agreement and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer hereunder, including the obligation to make Advances in accordance with Section 5.05; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer’s failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder. The Trustee shall have no responsibility for any act or omission of the Master Servicer other than any act or omission performed by the Trustee in its capacity as a successor master servicer. In addition, the Trustee shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 9.03. In the Trustee’s capacity as successor master servicer, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation for acting as successor master servicer hereunder, the Trustee shall be entitled to receive all compensation payable to the Master Servicer under this Agreement, including the Master Servicing Fee, subject to Section 6.14(d).

(c)          Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000, which is a Fannie Mae or Freddie Mac-approved master servicer, and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties and liabilities of a master servicer, like the Master Servicer. Any entity designated by the Trustee as a successor master servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Trustee, in its individual capacity, shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate’s actions and omissions in performing its duties hereunder.

The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the master servicing to be conducted hereunder which are not inconsistent herewith. The Master Servicer shall cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer’s responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the master servicing functions and providing the Trustee and successor master servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer’s functions hereunder and transferring to the Trustee or such successor master servicer, as applicable, all amounts which shall at the time be or which should have been deposited by the Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the predecessor master servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the predecessor master servicer to cooperate as required by this Agreement, (iii) the failure of the predecessor master servicer to deliver the Mortgage Loan data to the Securities Administrator as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the predecessor master servicer. No successor master servicer (other than the Trustee, with respect to the failure of the Trustee to cooperate as set forth in subclause (ii) below) shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Securities Administrator to deliver, or any delay in delivering cash, documents or records to it related to such distribution, or (ii) the failure of Trustee or the Securities Administrator to cooperate as required by this Agreement.

(d)          In connection with such appointment and assumption of a successor master servicer, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder.

(e)          To the extent that the costs and expenses incurred by the Trustee in connection with any alleged or actual default by the Master Servicer, the termination of the Master Servicer, any appointment of a successor master servicer and/or any transfer and assumption of master servicing by the Trustee or any successor master servicer (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with the investigation of any alleged or actual default by the Master Servicer, the evaluation of the potential termination and/or the actual termination of the Master Servicer and the appointment of a successor master servicer and (ii) all Master Servicing Transfer Costs) are not fully and timely reimbursed by the terminated master servicer, then (a) the successor master servicer shall deduct such amounts from any amounts that it otherwise would have paid to the predecessor master servicer in reimbursement of outstanding Advances, and the successor master servicer shall reimburse itself and the Trustee for any unreimbursed costs and expenses, and (b) if the Trustee is not required to be reimbursed by the Master Servicer or if such costs and expenses are not satisfied pursuant to clause (a) within ninety (90) days, then the Trustee and the successor master servicer shall be entitled to reimbursement of such costs and expenses from the Distribution Account without regard to the annual cap set forth in the definition of Extraordinary Trust Expenses.

Section 6.15	Additional Remedies of Trustee Upon Event of Default.

During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of the Trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Trust (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 6.16	Waiver of Defaults.

More than 50% of the Aggregate Voting Interests of the Certificateholders may waive any event of default of a Servicer or the Servicing Administrator under the applicable Servicing Agreement or Event of Default by the Master Servicer, respectively, in the performance of their respective obligations hereunder, except that a default in the making of any Advances or any required deposit to the applicable Custodial Account or Distribution Account, as applicable, that would result in a failure of the Paying Agent to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the Certificateholders. In addition, more than 50% of the Aggregate Voting Interests of the Subordinate Certificateholders may waive any event of default of a Servicer under the applicable Servicing Agreement in the performance of its obligations thereunder, except that a default in the making of any required deposit to the applicable Custodial Account or Distribution Account, as applicable, that would result in a failure of the Paying Agent to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the Certificateholders. Any waiver of an event of default of a Servicer by the Subordinate Certificateholders shall be binding on all other Certificateholders and no separate waiver pursuant to the first sentence of this Section shall be required in order to effect a waiver of such Servicer event of default. Upon any such waiver of a past default, such default shall cease to exist, and any event of default by such Servicer or the Servicing Administrator under the applicable Servicing Agreement, or Event of Default hereunder by the Master Servicer, arising therefrom shall be deemed to have been remedied for every purpose of the applicable Servicing Agreement and/or this Agreement, as applicable. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 6.17	Notification to Holders.

Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee (i) so long as the Master Servicer and the Securities Administrator are not the same Person, shall promptly notify the Securities Administrator in writing, and (ii) shall promptly mail notice thereof by first class mail to the Certificateholders at their respective addresses appearing on the Certificate Register. The Trustee shall also, within forty-five (45) days after the date when a Responsible Officer of the Trustee has actual knowledge of the occurrence of any Event of Default, give written notice thereof to the Securities Administrator and the Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

Section 6.18	Directions by Certificateholders and Duties of Trustee During Event of Default.

Subject to the provisions of Sections 6.16 and 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Certificate Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as Master Servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, (a) determines that the action or proceeding so directed may not lawfully be taken or (b) in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction or be unjustly prejudicial to the non-assenting Certificateholders.

Section 6.19	Action Upon Certain Failures of the Master Servicer and Upon Event of Default.

In the event that a Responsible Officer of the Trustee shall have actual knowledge of any action or inaction of the Master Servicer that would become an Event of Default upon the Master Servicer’s failure to remedy the same after notice, the Trustee shall give prompt written notice thereof to the Master Servicer.

Section 6.20	Preparation of Tax Returns and Other Reports.

(a)          The Securities Administrator shall prepare or cause to be prepared on behalf of the Trust, based upon information calculated in accordance with this Agreement pursuant to instructions given by the Depositor, and the Securities Administrator shall file federal tax returns, all in accordance with Article X hereof (and, with respect to the Exchangeable Subtrust, in accordance with Article III). To the extent that Subchapter C of Chapter 63 of Subtitle F of the Code would otherwise apply to the REMIC, the Securities Administrator shall cause the REMIC timely to elect to be excluded from such provisions in the manner provided by the Code and any applicable regulations promulgated thereunder. To the extent that such election cannot be made, the Securities Administrator shall cause the REMIC timely to make any such election as is necessary to ensure that any “imputed underpayment” (as defined in the applicable provisions) shall be paid by the holders of the residual interests in the manner provided by the Code and any applicable regulations promulgated thereunder. If the Securities Administrator is notified in writing that a state tax return or other return is required, then, at the sole expense of the Trust Fund, the Securities Administrator shall prepare and file such state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and, if required by state law, and shall file any other documents to the extent required by applicable state tax law (to the extent such documents are in the Securities Administrator’s possession). The Securities Administrator shall forward copies to the Depositor of all such returns and Form 1099 supplemental tax information and such other information within the control of the Securities Administrator as the Depositor may reasonably request in writing, and shall distribute to each Certificateholder such forms and furnish such information within the control of the Securities Administrator as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and distribute to Certificateholders Form 1099 (supplemental tax information) (or otherwise furnish information within the control of the Securities Administrator) to the extent required by applicable law. The Master Servicer will indemnify the Securities Administrator and the Trustee for any liability of or assessment against the Securities Administrator and the Trustee, as applicable, resulting from any error in any of such tax or information returns directly resulting from errors in the information provided by such Master Servicer.

(b)          The Securities Administrator shall prepare and file with the Internal Revenue Service (“IRS”), on behalf of the Trust Fund and each REMIC created hereunder, an application for an employer identification number on IRS Form SS-4 or by any other acceptable method. The Securities Administrator shall also file a Form 8811 as required. The Securities Administrator, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned, shall upon request promptly forward a copy of such notice to the Depositor. The Securities Administrator shall furnish any other information that is required by the Code and regulations thereunder to be made available to the Certificateholders. The Master Servicer shall cause the Servicers to provide the Securities Administrator with such information as is necessary for the Securities Administrator to prepare such reports.

Section 6.21	Trustee Capacity; Limitation of Liability.

(a)          Each of the parties hereto hereby agrees and, as evidenced by its acceptance of any benefits hereunder, any Certificateholder agrees that the Trustee in any capacity (x) has not provided and will not provide in the future, any advice, counsel or opinion regarding the tax, financial, investment, securities law or insurance implications and consequences of the formation, funding and ongoing administration of the Trust, including, but not limited to, income, gift and estate tax issues, insurable interest issues, doing business or other licensing matters and the initial and ongoing selection and monitoring of financing arrangements, (y) has not made any investigation as to the accuracy of any representations, warranties or other obligations of the Trust under the Basic Documents and shall have no liability in connection therewith and (z) the Trustee has not prepared or verified, and shall not be responsible or liable for, any information, disclosure or other statement in any disclosure or offering document or in any other document issued or delivered in connection with the sale or transfer of the Certificates.

Article VII

PURCHASE OF MORTGAGE LOANS AND TERMINATION OF THE TRUST FUND

Section 7.01	Purchase of Mortgage Loans; Termination of the Trust and the Trust Fund Upon Purchase or Liquidation of All Mortgage Loans.

(a)          The Trust shall dissolve and commence winding-up in accordance with the Delaware Statutory Trust Act upon the earliest of (i) the final payment or other liquidation of the last Mortgage Loan and the disposition of all REO Property remaining in the Trust Fund, (ii) the distribution of proceeds in connection with the exercise of the Clean-up Call and (iii) the Distribution Date immediately following the Latest Possible Maturity Date; provided, however, that in no event shall the Trust and the Trust Fund created hereby continue beyond the expiration of twenty-one (21) years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof. Any termination of the Trust and the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a “qualified liquidation” under the REMIC Provisions.

(b)          In connection with an exercise of the Clean-up Call, the Trustee, at the direction of the Securities Administrator, shall cause each REMIC to adopt a plan of complete liquidation by complying with the provisions of Section 7.03.

(c)          The Depositor, the Trustee, the Master Servicer, the Servicers, the Servicing Administrator, the Securities Administrator and the Custodian shall be reimbursed from the Clean-up Call Price for any Advances, Servicing Advances, accrued and unpaid Servicing Fees and Master Servicing Fees or other amounts with respect to the related Mortgage Loans that are reimbursable to such parties under this Agreement, the applicable Servicing Agreement or the Custodial Agreement prior to distributions to any Certificateholder.

(d)          On any date on which the Aggregate Stated Principal Balance is less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, the Servicing Administrator may terminate the Trust and the Trust Fund by purchasing all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan for the Clean-up Call Price; provided that the right of the Servicing Administrator to purchase the Mortgage Loans and the other assets of the Trust will not be exercisable unless the auditors of the Servicing Administrator have previously advised the Servicing Administrator that the Trust and the Servicing Administrator are required to be consolidated under then applicable accounting principles. If the Servicing Administrator cannot or does not exercise the right described in the preceding sentence, then on any date on which the Aggregate Stated Principal Balance is 3% or less of the Aggregate Stated Principal Balance as of the Cut-off Date, the Master Servicer may terminate the Trust and the Trust Fund by purchasing all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan for the Clean-up Call Price. The Servicing Administrator or the Master Servicer, as applicable, shall provide to the Securities Administrator not less than thirty (30) days prior written notice of its intent to exercise its purchase and termination right under this Section 7.01(d) and comply with the requirements of this Article VII to effect a “qualified liquidation” under the REMIC Provisions. The Depositor, the Securities Administrator, the Master Servicer (in the case of the Servicing Administrator’s exercise) and the Trustee hereby consent to any such exercise.

(e)          Upon the completion of the winding up of the Trust, the Trustee shall, as directed by the Depositor in writing, cause the Certificate of Trust to be canceled by filing at the expense of the Depositor a certificate of cancellation with the Secretary of State of the State of Delaware in accordance with the provisions of Section 3810 of the Delaware Statutory Trust Act. Upon the filing of a certificate of cancellation, the Trust and this Agreement (other than Section 6.11) shall terminate and be of no further force or effect.

Section 7.02	Procedure Upon Redemption and Termination of the Trust and the Trust Fund.

(a)          If on any Determination Date the Master Servicer determines that there are no outstanding Mortgage Loans, and no other funds or assets in the Trust Fund other than the funds in the Distribution Account, the Master Servicer shall direct the Securities Administrator promptly to send a final distribution notice to each Certificateholder. Such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Certificate Registrar’s Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Certificate Registrar therein specified. The Securities Administrator shall give such notice to the Trustee, the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of the Certificates. Upon any such termination, the duties of the Certificate Registrar with respect to the Certificates shall terminate.

Upon termination of the Trust and the Trust Fund, the Securities Administrator shall terminate, or request the Master Servicer to terminate, the Distribution Account and any other account or fund maintained with respect to the Certificates, subject to the Securities Administrator’s obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

(b)          In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the termination notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders. No interest shall accrue on any amount held by the Securities Administrator and not distributed to a Certificateholder due to such Certificateholder’s failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

(c)          Any reasonable expenses incurred by the Securities Administrator or the Trustee in connection with any redemption or termination or liquidation of the Trust shall be reimbursed from proceeds received from the liquidation of the Trust Fund.

Section 7.03	Additional Trust Termination Requirements.

(a)          Any termination of the Trust in connection with the Clean-up Call or involving any other sale of assets of the Trust Fund prior to the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund shall be effected in accordance with the following additional requirements, unless the Securities Administrator and the Trustee receive an Opinion of Counsel (at the expense of the party exercising any right of termination), addressed to the Securities Administrator and the Trustee to the effect that the failure of the Trust to comply with the requirements of this Section 7.03 will not result in an Adverse REMIC Event:

(i)          Within eighty-nine (89) days prior to the time of the making of the final payment on the Certificates, upon notification that a party intends to exercise its option to cause the termination of the Trust and the Trust Fund, the Trustee, at the direction of the Securities Administrator, shall adopt a plan of complete liquidation of the Trust Fund on behalf of each REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions, in the form prepared and provided by the party exercising its termination right in connection with a Clean-up Call or by the Depositor in connection with any other termination of the Trust Fund;

(ii)         Any sale of the Mortgage Loans upon the exercise of a Clean-up Call shall be a sale for cash and shall occur at or after the time of adoption of such a plan of complete liquidation and prior to the time of making of the final payment on or credit to the Certificates, and upon the closing of such a sale, the Trustee shall deliver or cause the Custodian to deliver the Mortgage Loans to the purchaser thereof as instructed by the party exercising the Clean-up Call;

(iii)        On the date specified for final payment of the Certificates, the Securities Administrator shall make final distributions of principal and interest on the Certificates in accordance with Section 5.02 and, after payment of, or provision for payment of any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and

(iv)        In no event may the final payment on or credit to the Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the eighty-ninth (89th) day from the date on which the plan of complete liquidation is adopted.

(b)          By its acceptance of a Residual Certificate, each Holder thereof hereby agrees to accept the plan of complete liquidation adopted by the Trustee at the direction of the Securities Administrator under this Section and to take such other action in connection therewith as may be reasonably requested by the Securities Administrator or the Servicers.

Article VIII

RIGHTS OF CERTIFICATEHOLDERS

Section 8.01	Limitation on Rights of Holders.

(a)          The death, bankruptcy or incapacity of any Certificateholder shall not operate to terminate this Agreement, the Trust or the Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust and this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Trustee, the Master Servicer, the Securities Administrator or the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(b)          No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue of or by availing itself of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless, except as otherwise specified herein, the Holders of Certificates evidencing not less than 25% of the Certificate Principal Amount or Notional Amount (or Percentage Interest) of Certificates of each Class affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such 60- day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, the Securities Administrator and the Trustee, that no one (1) or more Holders of Certificates shall have any right in any manner whatever by virtue of or by availing itself of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 8.02	Confidentiality of Holders.

The identity of each Certificateholder shall be kept confidential by the Certificate Registrar, the Securities Administrator and the Trustee unless such Certificateholder directs the Certificate Registrar, the Securities Administrator or the Trustee to release the identity of its ownership to the other Certificateholders pursuant to Section 3.02(c) or except to the extent that such disclosure is necessary to establish that a Certificate is in registered form under Section 5f.103-1(c) of the U.S. Department of Treasury regulations or is required by law by any regulatory or administrative authority in order to avoid withholding taxes or otherwise.

Section 8.03	Acts of Holders of Certificates.

(a)          Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owners, if the Holder is a Clearing Agency, may be embodied in and evidenced by one (1) or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Securities Administrator and, where expressly required herein, to the Master Servicer. Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Securities Administrator and the Master Servicer, if made in the manner provided in this Section. Each of the Trustee, the Securities Administrator and the Master Servicer shall promptly notify the others of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the others.

(b)          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee or the Securities Administrator deems sufficient.

(c)          The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and none of the Trustee, the Securities Administrator, the Master Servicer or the Depositor shall be affected by any notice to the contrary.

(d)          Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, the Securities Administrator or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

Article IX

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE MASTER SERVICER

Section 9.01	Duties of the Master Servicer; Enforcement of Servicing Administrator’s, Servicer’s and Master Servicer’s Obligations.

(a)          The Master Servicer, on behalf of the Trustee and the Trust shall, from and after the Closing Date, monitor the performance of the Servicing Administrator and the Servicers under the applicable Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall consult with the Servicing Administrator and the Servicers as necessary from time to time to carry out the Master Servicer’s obligations hereunder, shall receive and review all reports, information and other data provided to the Master Servicer by the Servicing Administrator and the Servicers and shall enforce the obligation of the Servicing Administrator and the Servicers to duly and punctually perform and observe the covenants, duties, obligations and conditions to be performed or observed by the Servicing Administrator and the Servicers under this Agreement or the Servicing Agreements, as applicable. The Master Servicer shall independently and separately monitor the Servicing Administrator’s and each Servicer’s servicing activities with respect to each related Mortgage Loan in respect of the provisions of this Agreement or the related Servicing Agreement, as applicable, reconcile the reports and other data provided to the Master Servicer pursuant to the previous sentence on a monthly basis based on the Mortgage Loan data provided to the Master Servicer by or on behalf of the Depositor on the Closing Date (upon which data the Master Servicer shall be entitled to rely and with respect to which the Master Servicer shall have no obligation to confirm or verify) and coordinate corrective adjustments to the records of the Servicing Administrator or the Servicers and the Master Servicer, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in Section 4.02, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder; provided neither the Master Servicer nor the Securities Administrator shall be responsible to calculate or verify the portion of the Servicing Fees payable to the Servicers or the other amounts specified in Section 6.12. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicing Administrator and the Servicers to the Distribution Account pursuant to this Agreement or the Servicing Agreements, as applicable. In its review of the activities of the Servicing Administrator and the Servicers, the Master Servicer may rely upon an Officer’s Certificate of the Servicing Administrator or the applicable Servicer (or similar document signed by an officer of the Servicing Administrator or such Servicer). The Master Servicer may also rely upon the applicable Servicer’s Assessment of Compliance and related Accountant’s Attestation or other accountants’ report provided to the Master Servicer pursuant to the applicable Servicing Agreement with regard to the Servicer’s compliance with the terms of the applicable Servicing Agreement. Subject to Section 9.08, the Master Servicer shall not be responsible or liable for the day-to-day servicing activities of the Servicing Administrator or the Servicers or for any unlawful act or omission, breach, negligence, fraud, willful misconduct or bad faith of the Servicing Administrator or the Servicers.

(b)          Upon the occurrence of an event that, unless cured, would constitute grounds for termination of the Servicing Administrator or a Servicer under the applicable Servicing Agreement, the Master Servicer shall promptly notify the Trustee and the Depositor thereof, and shall specify in such notice the action, if any, the Master Servicer is taking in respect of such default. So long as any such event of default shall be continuing, the Master Servicer may, and shall, if it determines such action to be in the best interests of Certificateholders, (i) terminate all of the rights and powers of the Servicing Administrator or such Servicer pursuant to the applicable provisions of this Agreement or the applicable Servicing Agreement, as applicable; (ii) exercise any rights it may have to enforce the applicable Servicing Agreement against the Servicing Administrator or the Servicers, as applicable; and/or (iii) waive any such default under this Agreement or the related Servicing Agreement, as applicable, or take any other action with respect to such default as is permitted hereunder or thereunder. Notwithstanding the immediately preceding sentence, if the event of default is the failure of the Servicing Administrator or a Servicer to remit any payment required to be made under the terms of this Agreement or the applicable Servicing Agreement, as applicable, and such failure continues unremedied for the duration of the applicable grace period, then the Master Servicer shall terminate all of the rights and powers of the Servicing Administrator or such Servicer, as applicable, pursuant to the applicable provisions of this Agreement or the related Servicing Agreement, as applicable, unless any waiver described under Section 6.16 shall have been obtained; provided that, upon the occurrence of any other event of default by the Servicing Administrator or a Servicer, the Master Servicer may, at its option, terminate all of the rights and powers of the Servicing Administrator or a Servicer pursuant to the applicable Servicing Agreement unless such a waiver has been obtained. Any Servicing Transfer Costs incurred by the Master Servicer or any successor servicer in connection with any termination of a Servicer or the Servicing Administrator or the appointment of a successor to a Servicer or Servicing Administrator, to the extent not promptly reimbursed by the terminated Servicer or Servicing Administrator, shall be paid to the Master Servicer or successor servicer, as applicable, as Extraordinary Trust Expenses without regard to the annual cap with respect thereto.

(c)          Upon any termination by the Master Servicer of the rights and powers of the Servicing Administrator and/or a Servicer pursuant to the applicable Servicing Agreement, the rights and powers of the Servicing Administrator and/or such Servicer, as applicable, with respect to the related Mortgage Loans shall vest in a successor servicer appointed by the Master Servicer (which successor servicer may be the Master Servicer) with the consent of the Trustee (and, in the case of Cenlar (unless the Servicing Administrator is also being terminated) with the consent of the Servicing Administrator), such consent in each case not to be unreasonably withheld, and such successor servicer shall be the successor in all respects to the Servicing Administrator and/or such Servicer, as applicable, in its capacity as Servicing Administrator or Servicer, as applicable, with respect to such Mortgage Loans under such Servicing Agreement; provided that, with respect to the appointment of a successor servicer, in accordance with the applicable provisions of the applicable Servicing Agreement, such successor servicer shall be (i) a Fannie Mae- or Freddie Mac-approved Person that is a member in good standing of MERS and (ii) have a net worth of at least $15,000,000; provided, further, that it is understood and agreed by the parties hereto that there will be a period of transition (not to exceed one hundred eighty (180) days) before the actual servicing functions can be fully transferred to a successor servicer or a successor servicing administrator (including, as applicable, the Master Servicer). Upon appointment of a successor servicer or successor servicing administrator, as authorized under this Section 9.01(c), unless the successor servicer or successor servicing administrator shall have assumed the obligations of the terminated Servicing Administrator and/or a Servicer or under the applicable Servicing Agreement, the Master Servicer, the Trustee and such successor servicing administrator and/or successor servicer shall enter into a servicing agreement in a form substantially similar to the servicing provisions of the applicable Servicing Agreement or into an agreement with such successor servicing administrator, as applicable, in a form mutually agreed upon by the parties thereto. In connection with any such appointment, the Master Servicer may make such arrangements for the compensation of such successor servicer or successor servicing administrator as it and such successor shall agree. The Master Servicer in its sole discretion shall have the right to agree to compensation of a successor servicer in excess of that permitted to a Servicer under this Agreement or the Servicing Agreements, as applicable, if such increase is, in its good faith judgment, necessary or advisable to engage a successor servicer. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be liable for the Servicing Fees or for any differential between the amount of the Servicing Fees paid to the original servicer and the amount necessary to induce any successor to a Servicer to act as successor to such Servicer hereunder. To the extent a successor to a Servicer assumes the obligations of the terminated Servicing Administrator or Servicer under the applicable Servicing Agreement, the Master Servicer may amend the applicable Servicing Agreement to effect such change to the Servicing Fees without the consent of the Certificateholders.

The Master Servicer or the successor servicer, as applicable, shall pay any Servicing Transfer Costs incurred by it in connection with the termination of the Servicing Administrator or a Servicer, the appointment of a successor servicer or successor servicing administrator or the transfer and assumption of the servicing or the servicing administration at its own expense and shall be reimbursed therefor (i) by the terminated Servicing Administrator or such Servicer, (ii) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, (iii) from a specific recovery of costs, expenses or attorney’s fees against the party against whom such enforcement is directed, or (iv) to the extent that such amounts described in (i)-(iii) above are not received by the Master Servicer or successor servicer, as applicable, within thirty (30) days of its request for reimbursement therefor, from the Trust Fund, as provided in Section 9.04. To the extent the Master Servicer or successor servicer, as applicable, recovers amounts described in (i)-(iii) above subsequent to its reimbursement from the Trust Fund pursuant to (iv) above, then the Master Servicer or such successor servicer, as applicable, promptly will reimburse such amounts to the Trust Fund.

If the Master Servicer assumes the servicing or servicing administration with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of the Servicing Administrator or a Servicer being replaced or for the errors or omissions of the Servicing Administrator or such Servicer.

(d)          Upon any termination of the rights and powers of the Servicing Administrator or a Servicer pursuant to this Agreement or the related Servicing Agreement, as applicable, the Master Servicer shall promptly notify the Trustee, the Securities Administrator and each Rating Agency through the Rule 17g-5 Information Provider, specifying in such notice that the Master Servicer or any successor servicer or successor servicing administrator, as the case may be, has succeeded the Servicing Administrator or a Servicer under this Agreement or the applicable Servicing Agreement, as applicable, which notice shall also specify the name and address of any such successor servicer or successor servicing administrator.

(e)          For the avoidance of doubt, to the extent the rights and powers of the Servicing Administrator are terminated and/or transferred in accordance with this Agreement, the related Servicing Rights shall transfer to the Person that succeeds the Servicing Administrator hereunder.

Section 9.02	Assumption of Master Servicing by Trustee.

(a)          In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default under this Agreement), the Trustee shall thereupon, in accordance with the terms of Section 6.14 hereof, assume all of the rights and obligations of such Master Servicer hereunder and under the applicable Servicing Agreement entered into with respect to the Mortgage Loans or shall appoint as successor master servicer a Fannie Mae or Freddie Mac-approved servicer that is acceptable to the Depositor and each Rating Agency. The Trustee, its designee or any successor master servicer appointed by the Trustee shall be deemed to have assumed all of the replaced Master Servicer’s interest herein and, with respect to the applicable Servicing Agreement, shall be deemed to have assumed all of the replaced Master Servicer's interest therein to the same extent as if the applicable Servicing Agreement had been assigned to the assuming party; provided that the replaced Master Servicer shall not thereby be relieved of any liability or obligations of such replaced Master Servicer pursuant to this Agreement or the related Servicing Agreement, as applicable, accruing prior to its replacement as Master Servicer, and shall be liable to the Trustee or any successor master servicer therefor, and hereby agrees to indemnify and hold harmless the Trustee or any successor master servicer from and against all costs, damages, expenses and liabilities (including reasonable attorneys’ fees) incurred by the Trustee or any successor master servicer as a result of such liability or obligations of the replaced Master Servicer and in connection with the Trustee’s or such successor master servicer’s assumption (but not its performance, except to the extent that costs or liability of the Trustee or any successor master servicer are created or increased as a result of negligent or wrongful acts or omissions of the replaced Master Servicer prior to its replacement as Master Servicer) of the Master Servicer’s obligations, duties or responsibilities thereunder.

(b)          The replaced Master Servicer shall, upon request of the Trustee but at the expense of such replaced Master Servicer, deliver to the assuming party all of such replaced Master Servicer’s documents and records relating to the servicing by the Servicing Administrator and the applicable Servicer under the related Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it, and shall otherwise use its best efforts to effect the orderly and efficient transfer of the Master Servicer’s rights, obligations and duties under each applicable Servicing Agreement to the successor master servicer.

Section 9.03	Representations, Warranties and Covenants of the Master Servicer.

(a)          The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee, for the benefit of the Trust and the Certificateholders, as of the Closing Date that:

(i)          it is validly existing and in good standing under the laws of the United States of America as a national banking association, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

(ii)         the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer’s charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer’s ability to perform its obligations under this Agreement;

(iii)        this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv)        the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

(v)         the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

(vi)        no litigation is pending or, to the best of the Master Servicer’s knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vii)       the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- or Freddie Mac-approved seller/servicer;

(viii)      no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except such consents, approvals, authorizations and orders (if any) as have been obtained; and

(ix)         the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

(b)          It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. The Master Servicer shall indemnify the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer’s representations and warranties contained in Section 9.03(a) or from the negligence, bad faith or willful misconduct of the Master Servicer in the performance of its duties under this Agreement. It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor, the Securities Administrator and the Trustee as provided in this Section 9.03(b) constitutes the sole remedy (other than as set forth in Section 6.14) of the Depositor, the Securities Administrator and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Agreement.

Any cause of action against the Master Servicer relating to or arising out of the breach of any representation or warranty made in this Section 9.03(b) shall accrue upon actual knowledge of such breach by a Responsible Officer of either the Depositor, the Master Servicer or the Trustee or written notice thereof by any one of such parties to the other parties.

The Master Servicer shall not be responsible for the validity, priority, perfection or sufficiency of the security of the Certificates issued or intended to be issued hereunder.

(c)          The Master Servicer covenants and agrees that it shall not hold or purchase any Certificate if its holding or purchase of such Certificate (or interest therein) would cause the Master Servicer to be required to consolidate any assets of the Trust or the Trust Fund on its financial statements under U.S. generally accepted accounting principles (“Consolidate” or “Consolidation”). The Master Servicer shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that its holding or purchase of such Certificate (or interest therein) will not cause the Master Servicer to be required to Consolidate any assets of the Trust on its financial statements.

If the Master Servicer's holding or purchase of a Certificate (or interest therein) does in fact cause such Consolidation, then the last preceding transferee that is not required to Consolidate shall be restored, to the extent permitted by law, to all rights and obligations as owner of such Certificate retroactive to the date of such transfer of such Certificate. If the Master Servicer holds or purchases a Certificate (or interest therein) in violation of the restrictions in this Section 9.03(c) and to the extent that the retroactive restoration of the rights of the owner of such Certificate as described in the immediately preceding sentence shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the owner or any prior owner of such Certificate, to sell such Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose. The Master Servicer shall promptly endorse and deliver such Certificate in accordance with the instructions of the Securities Administrator. The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its affiliates), expenses and taxes due, if any, shall be remitted by the Securities Administrator to the Master Servicer. The terms and conditions of any sale under this Section 9.03(c) shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any owner of a Certificate as a result of its exercise of such discretion. The Master Servicer shall indemnify and hold harmless the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such holding or purchase by the Master Servicer resulting in a Consolidation.

(d)          The Master Servicer covenants and agrees that it shall not transfer its master servicing rights and duties under this Agreement to an insured depository institution, as such term is defined in the Federal Deposit Insurance Act (an “insured depository institution”, and any such insured depository institution in such capacity, a “master servicer transferee”) unless the Master Servicer shall have received a representation from the master servicer transferee that the acquisition of such master servicing rights and duties will not cause the master servicer transferee to be required to Consolidate any assets of the Trust or the Trust Fund on its financial statements. Any master servicer transferee shall be deemed to have represented by virtue of its acquisition of such master servicing rights and duties that such acquisition will not cause Consolidation. Any master servicer transferee whose acquisition of such master servicing rights and duties was effected in violation of the restrictions in this Section 9.03(d) shall indemnify and hold harmless the Master Servicer, the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition.

Section 9.04	Compensation to the Master Servicer.

The Master Servicer shall be entitled to be paid or reimbursed from the Trust Fund, and shall either retain or withdraw from the Distribution Account, (i) its Master Servicing Fee with respect to each Distribution Date, (ii) all amounts necessary to reimburse itself for any previously unreimbursed Advances and Nonrecoverable Advances made by the Master Servicer prior to the Master Servicer becoming the successor servicer, in accordance with the definition of “Available Distribution Amount” and (iii) in accordance with Section 9.01(b), all Servicing Transfer Costs, which Servicing Transfer Costs shall not be subject to the Annual Cap, and (iv) any other costs incurred by the Master Servicer for which it is entitled to be reimbursed hereunder, subject to the limitation set forth in the definition of Annual Cap. Except as otherwise provided in this Agreement, including this Section 9.04, the Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

Section 9.05	Merger or Consolidation.

Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer or any Affiliate thereof whose primary business is the servicing of conventional residential mortgage loans shall be a Person that shall be qualified and approved to service mortgage loans for Fannie Mae or Freddie Mac and shall have a net worth of not less than $15,000,000.

Section 9.06	Resignation of Master Servicer.

Except as otherwise provided in Sections 9.05 and 9.07 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer’s duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer’s responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer to the Depositor and the Trustee.

If, at any time, the Master Servicer resigns under this Section 9.06, or transfers or assigns its rights and obligations under Section 9.07, or is removed as Master Servicer pursuant to Section 6.14, then at such time Wells Fargo Bank, N.A. also shall resign (and shall be entitled to resign) as Securities Administrator, Paying Agent, Authenticating Agent, Rule 17g-5 Information Provider and Certificate Registrar under this Agreement. In such event, the obligations of each such party shall be assumed by the Trustee or such successor master servicer appointed by the Trustee (subject to the provisions of Section 9.02(a)); provided that such successor master servicer and the Trustee shall be permitted to retain one or more other parties to assume such additional capacities and the duties related thereto.

Section 9.07         Assignment or Delegation of Duties by the Master Servicer.

Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right with the prior written consent of the Trustee and the Depositor (which consent shall not be unreasonably withheld), to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Master Servicing Fee and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer. Such successor master servicer shall also pay the fees of the Securities Administrator, as provided herein, and of the Custodian, as provided in the Custodial Agreement.

Section 9.08         Limitation on Liability of the Master Servicer and Others.

Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trust, the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misconduct, bad faith or negligence in its performance of its duties. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account.

Section 9.09         Indemnification; Third-Party Claims.

The Master Servicer agrees to indemnify the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person), the Trust and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator, the Trust or the Trustee may sustain as a result of the Master Servicer’s willful misconduct, bad faith or negligence in the performance of its duties hereunder, including its failure to deliver the annual statements of compliance and attestations required pursuant to Sections 9.11, 9.12 and 9.13, or by reason of its reckless disregard for its obligations and duties under this Agreement. The Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person), the Trust and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) or the Trustee to indemnification under this Section 9.09, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

Section 9.10         Master Servicer Fidelity Bond and Master Servicer Errors and Omissions Insurance Policy.

The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

Section 9.11         Annual Statements of Compliance.

(a)          The Master Servicer and the Securities Administrator shall deliver or otherwise make available to the Depositor, the Trustee and the Securities Administrator on or before March 30 of each year, commencing in March 2016, an Officer’s Certificate (an “Item 1123 Certificate”) stating, as to the signer thereof, that (A) a review of such party’s activities during the preceding calendar year or portion thereof and of such party’s performance under this Agreement has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Agreement in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Promptly after receipt of each such Item 1123 Certificate, the Depositor shall review such Item 1123 Certificate and, if applicable, consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party’s obligations hereunder.

(b)          In the event the Master Servicer or the Securities Administrator is terminated or resigns pursuant to the terms of this Agreement, such party shall provide an Item 1123 Certificate pursuant to this Section 9.11 or as required under such other applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

(c)          The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the applicable Servicing Agreement, to deliver to the Depositor an Item 1123 Certificate.

Section 9.12         Annual Assessments of Compliance.

(a)          On or before March 30 of each calendar year, commencing in March 2016, each of the Master Servicer and the Securities Administrator, at its own expense, shall furnish or otherwise make available, to the Securities Administrator, the Trustee and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria (an “Assessment of Compliance”) that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for the related fiscal year, including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an Accountant’s Attestation on such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for such period.

(b)          [Reserved].

(c)          Promptly after receipt of each Assessment of Compliance, (i) the Depositor shall review each such report and, if applicable, consult with the Master Servicer and the Securities Administrator, as applicable, as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Securities Administrator shall confirm that the Assessments of Compliance, taken individually, address the Relevant Servicing Criteria for each party as set forth on Exhibit H hereto and notify the Depositor of any exceptions.

(d)          In the event the Master Servicer or the Securities Administrator is terminated, assigns its rights and obligations under or resigns pursuant to, the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide an Assessment of Compliance pursuant to this Section 9.12, or to such other applicable agreement, notwithstanding any termination, assignment or resignation.

(e)          The Master Servicer shall enforce any obligation of the Servicers to the extent set forth in this Agreement or the applicable Servicing Agreement to deliver to the Master Servicer an Assessment of Compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, this Agreement or the related Servicing Agreement, as applicable. The Master Servicer shall include all Assessments of Compliance received by it from the Servicers with its own Assessment of Compliance to be submitted to the Securities Administrator pursuant to this Section.

Section 9.13         Accountant’s Attestation.

(a)          On or before March 30 of each calendar year, commencing in 2016, each of the Master Servicer and the Securities Administrator, at its own expense, shall cause a registered public accounting firm (which may also render other services to the Master Servicer and the Securities Administrator, as applicable) and that is a member of the American Institute of Certified Public Accountants to furnish a report (the “Accountant’s Attestation”) to the Securities Administrator and to the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s Assessment of Compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.

(b)          Promptly after receipt of each Accountant’s Attestation from the Master Servicer and the Securities Administrator, (i) the Depositor shall review such report and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party’s obligations hereunder or under any other applicable agreement and (ii) the Securities Administrator shall confirm that each Assessment of Compliance is coupled with an Accountant’s Attestation meeting the requirements of this Section and notify the Depositor of any exceptions.

(c)          The Master Servicer shall include each Accountant’s Attestation furnished to it by the Servicers with its own Accountant’s Attestation to be submitted to the Securities Administrator pursuant to this Section.

(d)          In the event the Master Servicer or the Securities Administrator is terminated, assigns its rights and duties under, or resigns pursuant to the terms of, this Agreement, such party shall at its own expense cause a registered public accounting firm to provide an Accountant’s Attestation pursuant to this Section 9.13, or other applicable agreement, notwithstanding any such termination, assignment or resignation.

(e)          The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in this Agreement and the related Servicing Agreement, as applicable, to deliver to the Master Servicer an Assessment of Compliance within the timeframe set forth in, and in such form and substance as may be required pursuant to, this Agreement or such Servicing Agreement, as applicable.

Article X

REMIC ADMINISTRATION

Section 10.01         REMIC Administration.

(a)          REMIC elections as set forth in the Preliminary Statement to this Agreement shall be made by the Trustee at the direction of the Securities Administrator on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement to this Agreement.

(b)          The Closing Date is hereby designated as the “Startup Day” of each REMIC within the meaning of section 860G(a)(9) of the Code. The “latest possible maturity date” for each REMIC for purposes of Treasury Regulation 1.860G-1(a)(4) will be the Latest Possible Maturity Date.

(c)          The Securities Administrator shall represent the Trust in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The Securities Administrator shall pay any and all tax-related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer). The Securities Administrator shall be entitled to reimbursement of expenses of any such litigation described in clause (i) above from the Distribution Account; provided, however, the Securities Administrator shall not be entitled to reimbursement for expenses incurred in connection with the preparation of tax returns and other reports required under Section 6.20 and this Section.

(d)          The Securities Administrator shall prepare and file, and the Trustee shall sign, all of each REMIC’s federal and appropriate state tax and information returns as such REMIC’s direct representative. The Trustee shall, however, be entitled to conclusively rely on such tax and information returns and shall have no duty to review or monitor any returns prepared by the Securities Administrator. The expenses of preparing and filing such returns shall be borne by the Securities Administrator. In preparing such returns, the Securities Administrator shall: (i) treat the accrual period for interests in the Lower-Tier REMIC as the calendar month; (ii) account for distributions made from the Lower-Tier REMIC as made on the first (1st) day of each succeeding calendar month; (iii) use the aggregation method provided in Treasury Regulation section 1.1275-2(c) for calculating the income of the Lower-Tier REMICs; and (iv) account for income and expenses related to the Lower-Tier REMIC in the manner resulting in the lowest amount of excess inclusion income possible accruing to the Holder of the residual interest in the Lower-Tier REMIC.

(e)          The Securities Administrator or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization pursuant to Treasury Regulation 1.860E-2(a)(5) and any person designated in Section 860E(e)(3) of the Code and (ii) to the Trustee such information as is necessary for the Trustee to provide to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

(f)          The Trustee, the Securities Administrator, the Master Servicer and the Holders of Certificates shall, to the extent within their actual knowledge and control, take such actions as may be necessary to maintain the status of each REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to maintain such status. None of the Trustee, the Securities Administrator, the Master Servicer or the Holder of any Residual Certificate shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event unless the Trustee, the Securities Administrator and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action or not to take such action) to the effect that the contemplated action (or inaction, as the case may be) will not cause an Adverse REMIC Event. In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee, the Securities Administrator, the Master Servicer or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee, the Securities Administrator or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur; provided, however, that if no Adverse REMIC Event would occur but such action could result in the imposition of additional taxes on the Residual Certificateholders, no such Person shall take any such action, or cause any REMIC to take any such action without the written consent of the other Residual Certificateholders. The Trustee, the Securities Administrator and the Master Servicer may consult with counsel (and conclusively rely upon the advice of such counsel) to make such written advice, and the cost of the same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event shall such cost be an expense of the Trustee, Securities Administrator or the Master Servicer.

(g)          Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities. To the extent that such taxes are not paid by a Residual Certificateholder, the Securities Administrator or the Paying Agent shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

(h)          The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

(i)          No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement.

(j)          None of the Trust, the Trustee, the Securities Administrator nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

(k)          None of the Trust, the Trustee, the Securities Administrator nor the Master Servicer shall permit the creation of any “interests” in any REMIC within the meaning of Section 860D(a)(2) of the Code, other than the regular interests and residual interests specified in the Preliminary Statement to this Agreement.

(l)          To the extent required, the Holder with the largest Percentage Interest of the Class LT-R Certificate is hereby designated as Tax Matters Person with respect to the Lower-Tier REMIC and such Holder shall be deemed by the acceptance of its Certificate to have appointed the Securities Administrator to act as its agent to perform the duties of the Tax Matters Person for such REMIC. To the extent required, the Holder with the largest Percentage Interest of the Class R Certificate is hereby designated as Tax Matters Person with respect the Upper-Tier REMIC and such Holder shall be deemed by the acceptance of its Certificate to have appointed the Securities Administrator to act as its agent to perform the duties of the Tax Matters Person for each such REMIC.

Section 10.02         Prohibited Transactions and Activities.

None of the Depositor, the Master Servicer, the Trust or the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the default, imminent default or foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust, (iii) the termination of each REMIC pursuant to Article VII of this Agreement, (iv) a repurchase of Mortgage Loans pursuant to Article II of this Agreement or (v) a sale of a Mortgage Loan to a governmental entity acquiring such Mortgage Loan through the exercise of its power of eminent domain pursuant to Section 2.09 of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) result in an Adverse REMIC Event, (b) adversely affect the distribution of interest or principal on the Certificates or (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement). In no event shall the Trust incur additional secured or unsecured debt.

Section 10.03         Indemnification With Respect to Prohibited Transactions or Loss of REMIC Status.

Upon the occurrence of an Adverse REMIC Event due to the negligent performance by either the Securities Administrator or the Master Servicer of its duties and obligations set forth herein, the Securities Administrator or the Master Servicer, as applicable, shall indemnify the Certificateholders of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that neither the Securities Administrator nor the Master Servicer shall be liable for any such Losses attributable to the action or inaction of the Depositor, the Trustee, the Servicing Administrator, the Servicers, the Holder of the Residual Certificate, nor for any such Losses resulting from misinformation provided by any of the foregoing parties on which the Securities Administrator or the Master Servicer, as applicable, has relied. Notwithstanding the foregoing, however, in no event shall the Securities Administrator or the Master Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement or under the applicable Servicing Agreement, (2) for any Losses other than arising out of malfeasance, willful misconduct or negligent performance by the Securities Administrator or the Master Servicer, as applicable, of its duties and obligations set forth herein and (3) for any special, indirect, punitive or consequential damages to Certificateholders of the related Residual Certificate (in addition to payment of principal and interest on the Certificates).

Section 10.04         REO Property.

(a)          Notwithstanding any other provision of this Agreement, the Master Servicer, acting on behalf of the Trust and the Trustee hereunder, shall not, except to the extent provided in the applicable Servicing Agreement, knowingly permit the Servicers to rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause an Adverse REMIC Event unless such Servicer has provided to the Trustee and the Securities Administrator an Opinion of Counsel concluding that, under the REMIC Provisions, such action would not result in an Adverse REMIC Event.

(b)          The Depositor shall, or shall cause the applicable Servicer (to the extent provided in the related Servicing Agreement) to, dispose of any REO Property prior to the close of the third (3rd) calendar year following the year of its acquisition by the Trust Fund unless the Depositor or the applicable Servicer (on behalf of the Trust Fund) has received an extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without causing an Adverse REMIC Event. If such an extension has been received, then the Depositor, acting on behalf of the Trustee hereunder, shall, or shall cause the applicable Servicer to, continue to attempt to sell the REO Property for its fair market value for such longer period as such extension permits (the “Extended Period”). If such an extension has not been received and the Depositor or the applicable Servicer, acting on behalf of the Trust Fund hereunder, is unable to sell the REO Property within three (3) months prior to the close of the third (3rd) calendar year following the year of its acquisition by the Trust Fund, or if such an extension has been received and the Depositor or the applicable Servicer is unable to sell the REO Property within the period ending three (3) months before the close of the Extended Period, the Depositor shall cause the applicable Servicer, before the end of the initial period or the Extended Period, as applicable, to auction the REO Property to the highest bidder (which may be such Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the initial period or the Extended Period, as the case may be.

Article XI

MISCELLANEOUS PROVISIONS

Section 11.01         Binding Nature of Agreement; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 11.02         Entire Agreement.

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 11.03         Amendment.

(a)          This Agreement may be amended from time to time by written agreement between the Depositor, the Master Servicer, the Securities Administrator and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust, the Trust Fund or this Agreement in the Offering Memorandum, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of the applicable Servicing Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement, (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions, (v) if necessary in order to avoid a violation of any applicable law or regulation or (vi) to change the reporting obligations of the Master Servicer, with the consent of the Master Servicer. No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, result in an Adverse REMIC Event or Adverse Grantor Trust Event, nor shall such amendment effected pursuant to clause (iii) of such sentence, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Holder. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee and the Securities Administrator shall be provided with an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this Agreement and, with respect to an amendment effected pursuant to clause (v) above, to the effect that such amendment is necessary in order to avoid a violation of such applicable law or regulation.

(b)          This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the Holders of not less than 66-2/3% of the Certificate Principal Amount or Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event or Adverse Grantor Trust Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Certificate Principal Amount or Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Certificate Principal Amount or Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

(c)          Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and each Rating Agency through the Rule 17g-5 Information Provider. The Securities Administrator and the Certificate Registrar shall cooperate with the Trustee in connection with the Trustee's obligations under this Section 11.03.

(d)          It shall not be necessary for the consent of Holders under this Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)          Notwithstanding anything to the contrary in any Servicing Agreement, the Trustee will not consent to any amendment of any Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement. In addition, none of the Trustee, the Master Servicer, the Securities Administrator or the Depositor shall consent to any amendment to the Servicing Agreements unless prior written notice of the substance of such amendment has been delivered to each Rating Agency through the Rule 17g-5 Information Provider.

(f)          Prior to the execution of any amendment to this Agreement, each of the Trustee and the Securities Administrator shall be entitled to receive and conclusively rely on an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized and permitted by this Agreement. The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s or the Securities Administrator’s own rights, duties or immunities under this Agreement.

(g)          Any costs incurred, and any reasonable fee charged, by any of the Trustee, the Master Servicer or the Securities Administrator in connection with the execution of any amendment entered into (i) at the request of a third party, shall be paid by such requesting party or, if such party fails to pay such costs, by the Trust Fund and (ii) at the request of Trustee, the Master Servicer or the Securities Administrator for the benefit of the Trust Fund, shall be paid from the Trust Fund, promptly upon invoice therefor, in each case subject to the annual expense limits as described in the definition of Extraordinary Trust Expenses.

Section 11.04         Voting Rights.

The Voting Rights of Subordinate Certificates held by the Sponsor or an affiliate will not be included in determining Directing Holders to the extent any legal action in respect of a breach is being considered against the Sponsor. Notwithstanding anything in this Agreement to the contrary, so long as the Sponsor and its affiliates is a Directing Holder, the Trustee shall give notice to all Certificateholders of any enforcement action being taken against any Originator at the direction of such Directing Holder at least five (5) Business Days prior to taking such action, and shall not take such action if so directed by 66-2/3% or more of the aggregate voting interests of the Senior Certificates within five (5) Business Days after delivery of such notice; provided that the Trustee shall not be required to take any such action or provide any such notice unless the costs of the Trustee in connection with the additional required notices and actions are paid for by the such Directing Holder.

Section 11.05         Provision of Information.

(a)          Upon the request of any Certificateholder, the Securities Administrator shall promptly furnish to such Certificateholder or to a prospective purchaser of any Certificate designated by such Certificateholder, as the case may be, any Rule 144A Information requested by such Certificateholder. The Securities Administrator shall cooperate with the Depositor in mailing or otherwise distributing (at the Depositor's expense) to such Certificateholders or prospective purchasers, the Rule 144A Information prepared and provided by the Depositor; provided that the Securities Administrator shall be entitled to affix thereto or enclose therewith such disclaimers as the Securities Administrator shall deem reasonably appropriate, at its discretion (such as, for example, a disclaimer that such Rule 144A Information was assembled by the Depositor and not by the Securities Administrator, that the Securities Administrator has not reviewed or verified the accuracy thereof, and that it makes no representation as to the sufficiency of such information under Rule 144A or for any other purpose).

(b)          On each Distribution Date, the Securities Administrator shall deliver or cause to be delivered by first class mail or make available on its website to the Depositor, Attention: Contract Finance, a copy of the report delivered to Certificateholders pursuant to Section 4.02.

Section 11.06         Governing Law; Waiver of Trial by Jury.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE PARTIES HEREUNDER OR THIS AGREEMENT ANY PROVISION OF THE LAWS (COMMON OR STATUTORY) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS (OTHER THAN THE DELAWARE STATUTORY TRUST ACT) THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF, (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR AUTHORITIES AND POWERS OF ANY TRUSTEE NAMED HEREIN AS SET FORTH OR REFERENCED IN THIS AGREEMENT. FURTHERMORE, SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

EACH PARTY HERETO HEREBY WAIVES, AND EACH CERTIFICATEHOLDER BY VIRTUE OF ITS ACQUISITION OF ANY CERTIFICATE (OR BENEFICIAL INTEREST THEREIN) IS HEREBY DEEMED TO WAIVE, IN EACH CASE TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY MORTGAGE DOCUMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS, AND EACH CERTIFICATEHOLDER BY VIRTUE OF ITS ACQUISITION OF ANY CERTIFICATE (OR BENEFICIAL INTEREST THEREIN) IS HEREBY DEEMED TO AGREE AND CONSENT, THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 11.06 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO AND OF EACH CERTIFICATEHOLDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 11.07         Notices.

(a)          All demands, notices and communications required to be delivered to the Depositor, the Sponsor, the Trustee, the Master Servicer, the Securities Administrator, the Servicing Administrator or the Certificate Registrar hereunder shall be in writing and shall be deemed to have been duly given if (i) personally delivered, (ii) mailed by registered mail, postage prepaid, (iii) delivered by overnight courier, or (iv) transmitted via email, telegraph or facsimile, in each instance at the address listed below, or such other address as may hereafter be furnished by any party to the other parties in writing:

For posting by the Rule 17g-5 Information Provider:

rmbs17g5informationprovider@wellsfargo.com

In the case of the Depositor:

Oaks Funding LLC
540 Madison Ave.
New York, New York 10022
Attention: Darren Comisso
Email: dcomisso@oakcirclecapital.com

In the case of the Master Servicer and the Securities Administrator:

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland 21046

(or, for overnight deliveries:
9062 Old Annapolis Road
Columbia, Maryland 21045)
Telephone number: (410) 884-2000
Facsimile number: (410) 715-2380
Attention: Client Manager – Oaks Mortgage Trust Series 2015-2

In the case of the Certificate Registrar:

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Facsimile number: 1-866-614-1273
Attention: Corporate Trust Services – Oaks Mortgage Trust Series 2015-2

In the case of the Servicing Administrator:

Five Oaks Acquisition Corp.

540 Madison Ave.

New York, New York 10022

Telephone number: (212) 257-5072

Attention: Darren Comisso

Email: LoanOPS@oakcirclecapital.com

In the case of the Trustee:

Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust
500 Delaware Avenue, 11th Floor
Wilmington, DE 19801
Attention: Corporate Trust – Oaks Mortgage Trust Series 2015-2

Any such demand, notice or communication shall be deemed to have been received on the date delivered to the premises of the addressee and (A) if delivered by registered mail, overnight courier, or facsimile, as evidenced by the date noted on a return or confirmation of receipt and (B) if delivered by electronic mail, when sent to the address specified above, provided no error or rejection message has been received by the sender.

(b)          Notices to any Certificateholder shall be deemed to be duly given by any party hereto (i) in the case of any Holder of a Definitive Certificate, on the date mailed, first class postage prepaid, to the address of such Holder as included on the Certificate Register, or (ii) in the case of any Book-Entry Certificate, on the date when such notice or communication is delivered to the Clearing Agency, it being understood that the Clearing Agency shall give such notices and communications to the related underlying participants in accordance with its applicable rules, regulations and procedures.

All notices or communications to Certificateholders shall also be posted and made available to all Certificateholders, whether definitive or book-entry, as well as the Depositor, the Master Servicer, the Securities Administrator and the Trustee, by the Securities Administrator on the Securities Administrator website located at www.ctslink.com. Unless otherwise expressly provided for herein, all notices and communications required to be delivered hereunder shall be delivered to such parties and Certificateholders and posted by the Securities Administrator on the Securities Administrator 's website, in each instance, as soon as reasonably practicable.

Section 11.08         Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.09         Indulgences; No Waivers.

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 11.10         Headings Not to Affect Interpretation.

The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 11.11         Benefits of Agreement.

Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

Section 11.12         Special Notices to the Rating Agencies.

(a)          The Depositor shall give prompt notice to each Rating Agency through the Rule 17g-5 Information Provider of the occurrence of any of the following events of which it has notice:

(i)          any amendment to this Agreement pursuant to Section 11.03, including prior advance written notice of any amendment to this Agreement pursuant to Section 11.03(a);

(ii)         any assignment by the Master Servicer of its rights hereunder or delegation of its duties hereunder;

(iii)        the occurrence of any Event of Default or Servicer Event of Default and any waiver of any Event of Default pursuant to Section 6.14;

(iv)        any notice of termination given to the Master Servicer pursuant to Section 6.14 and any resignation of the Master Servicer hereunder;

(v)         the termination of any successor to any Master Servicer pursuant to Sections 6.14; or 9.01, respectively;

(vi)        the making of a final payment pursuant to Section 7.01; and

(vii)       any termination of the rights and obligations of the Servicing Administrator or a Servicer under the applicable Servicing Agreement and any transfer of servicing under a Servicing Agreement.

(b)          All notices to the Rating Agencies provided for in this Section shall be in writing and sent first to the Rule 17g-5 Information Provider and then by first class mail, telecopy, electronic mail or overnight courier, as follows:

If to Moody’s:

Moody’s Investor Services, Inc.

7 World Trade Center
at 250 Greenwich Street
New York, NY 10007
Attention: OMTS 2015-2

If to Fitch:

Fitch Ratings

33 Whitehall Street

New York, New York 10004

Attention: OMTS 2015-2

If to KBRA:

Kroll Bond Rating Agency, Inc.

845 Third Ave., 4th Floor

New York, NY 10022

Attention: OMTS 2015-2

(c)          The Securities Administrator shall provide or make available to each Rating Agency through the Rule 17g-5 Information Provider reports prepared pursuant to Section 4.02. In addition, the Securities Administrator shall, at the expense of the Trust Fund, make available to each Rating Agency through the Rule 17g-5 Information Provider such information as a Rating Agency may reasonably request regarding the Certificates or the Trust Fund, to the extent that such information is reasonably available to the Securities Administrator; provided, the Securities Administrator shall not be required to post to the Rule 17g-5 Website any information previously posted to and available on the Securities Administrator’s website.

Section 11.13         Conflicts.

To the extent that the terms of this Agreement conflict with the terms of the applicable Servicing Agreement, such Servicing Agreement shall govern.

Section 11.14         Counterparts and Imaged Copies.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument. The parties hereto intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and be binding on the parties hereto.

Section 11.15         No Petitions.

To the fullest extent permitted by applicable law, the Trustee and the Master Servicer, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they shall not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, this Agreement or any of the documents entered into by the Depositor or the Trust in connection with the transactions contemplated by this Agreement.

Section 11.16         Certifications.

Under any circumstance in which any Certificateholder wishes to exercise its rights under this Agreement, any such Certificateholder shall be required to provide a written certification in the form of Exhibit F to the Trustee and Securities Administrator, as applicable, certifying its ownership and its Percentage Interest with respect to any Class or portion thereof. Each of the Trustee and Securities Administrator shall be entitled to conclusively rely upon such written certification in a form that is satisfactory to the Trustee and Securities Administrator.

Section 11.17         Name of the Trustee.

In acting as Trustee hereunder, Wilmington Savings Fund Society, FSB, a federal savings bank, will act through and perform its duties and obligations through Christiana Trust, a division of Wilmington Savings Fund Society. In furtherance of the foregoing, all documents to be executed by the Trustee shall be executed in the name “Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, a federal savings bank.”

Section 11.18         FATCA and other United States Withholding Tax Considerations.

Each Holder and Certificate Owner, by the purchase of a Certificate or its acceptance of a beneficial interest therein, acknowledges that interest on the Certificates will be treated as United States source interest, and, as such, United States withholding tax may apply. Each such Holder and Certificate Owner further agrees, upon request, to provide any certifications that may be required under applicable law, regulations or procedures to evidence such status and understands that if it ceases to satisfy the foregoing requirements or provide requested documentation, payments to it under the Certificates may be subject to United States withholding tax (without any corresponding gross-up). Without limiting the foregoing, if a payment made under this Agreement would be subject to United States federal withholding tax imposed by FATCA if the recipient of such payment were to fail to comply with FATCA (including the requirements of Code Sections 1471(b) or 1472(b), as applicable), such recipient shall deliver to the Paying Agent, with a copy to the Trustee, at the time or times prescribed by the Code and at such time or times reasonably requested by the Paying Agent or the Trustee, such documentation prescribed by the Code (including as prescribed by Code Section 1471(b)(3)(C)(i)) and such additional documentation reasonably requested by the Paying Agent or the Trustee to comply with their respective obligations under FATCA, to determine that such recipient has complied with such recipient’s obligations under FATCA, or to determine the amount to deduct and withhold from such payment. For these purposes, “FATCA” means Section 1471 through 1474 of the Code and any regulations or official interpretations thereof (including any revenue ruling, revenue procedure, notice or similar guidance issued by the U.S. Internal Revenue Service thereunder as a precondition to relief or exemption from taxes under such Sections, regulations and interpretations), any intergovernmental agreements or agreements entered into pursuant to Code Section 1471(b)(1), and including any amendments made to FATCA after the date of this Agreement.

Section 11.19         Patriot Act Compliance.

The parties hereto acknowledge that in accordance with the Customer Identification Program (“CIP”) requirements under the USA PATRIOT Act and its implementing regulations (the “Patriot Act”), the Securities Administrator, in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Securities Administrator. Each party hereby agrees that following the Closing Date it shall provide the Securities Administrator with such updated or additional information as the Securities Administrator may request in order to comply with any applicable requirements of the Patriot Act.

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

OAKS FUNDING LLC,
as Depositor

By:	/s/ Darren Comisso
Name:	D. Comisso
Title:	President

FIVE OAKS ACQUISITION CORP.,
as Servicing Administrator

By:	/s/ Darren Comisso
Name:	D. Comisso
Title:	EVP

Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust,
as Trustee

By:	/s/ Kristin L. Moore
Name:	Kristin L. Moore
Title:	Vice President

WELLS FARGO BANK, N.A.,
as Master Servicer

By:	/s/ Alexander Novitski
Name:	Alexander Novitski
Title:	Assistant Vice President

WELLS FARGO BANK, N.A.,
as Securities Administrator and Rule 17g-5 Information Provider

By:	/s/ Alexander Novitski
Name:	Alexander Novitski
Title:	Assistant Vice President

Accepted and agreed to by:

FIVE OAKS ACQUISITION CORP.,
as Sponsor

By:	/s/ Darren Comisso
Name:	D. Comisso
Title:	EVP

EXHIBIT A

FORMS OF CERTIFICATES

[SEE ATTACHMENTS]

A-1

EXHIBIT B

FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF	)
) ss.:
COUNTY OF	)

[NAME OF OFFICER], _________________ being first duly sworn, deposes and says under penalties of perjury:

1.          That he [she] is [title of officer] ________________________ of [name of Purchaser] _________________________________________ (the “Purchaser”), a _______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

2.          That the Purchaser’s Taxpayer Identification Number is [ ].

3.          That the Purchaser is not a “disqualified organization” within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) and will not be a “disqualified organization” as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a “disqualified organization” means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any “electing large partnership” within the meaning of Section 775 of the Code, or any organization (other than a farmers’ cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

4.           That the Purchaser is and will continue to be treated for U.S. federal income tax purposes as a C corporation within the meaning of the Code at all time it holds the Residual Certificate.

5.          That the Purchaser is not, and on __________________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code (“Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan to acquire a Residual Certificate.

6.          That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of November 1, 2015 (the “Agreement”), by and among Oaks Funding LLC, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Five Oaks Acquisition Corp., as Servicing Administrator, and Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, as Trustee with respect to Oaks Mortgage Trust Series 2015-2 Mortgage Pass-Through Certificates, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a Certificate from such transferee containing the representations in paragraphs 3 and 4 hereof.

B-1

7.          That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a “Book-Entry Nominee”).

8.          That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

9.          That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Certificate Registrar a written statement substantially in the form of Exhibit C to the Agreement.

10.         That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that the Purchaser has and expects to have sufficient net worth and/or liquidity to pay in full any tax liabilities attributable to ownership of a Residual Certificate and intends to pay taxes associated with holding such Residual Certificate as they become due.

11.         That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States) or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to the transferor, the Depositor and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. “Non-U.S. Person” means an individual, corporation, partnership or other person other than (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust; and, (v) to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

12.         The Purchaser will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base of the Purchaser or another U.S. taxpayer.

13.         That the Purchaser agrees to such amendments of the Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a “disqualified organization,” an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

14.         That the Purchaser consents to the designation of the Securities Administrator to act as agent for the “tax matters person” of each related REMIC created by the Trust Fund pursuant to the Agreement as specified therein.

B-2

IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________ 20__.

[name of Purchaser]

By:
Name:
Title:

Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of __________ 20__.

NOTARY PUBLIC

COUNTY OF ___________________________

STATE OF _______________________________

My commission expires the _____ day of __________ 20__.

B-3

EXHIBIT C

RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

Date

Re: Oaks Mortgage Trust Series 2015-2

Mortgage Pass-Through Certificates

_______________________ (the “Transferor”) has reviewed the attached affidavit of _____________________________ (the “Transferee”), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

Very truly yours,

Name:
Title:

C-1

EXHIBIT D

FORM OF CUSTODIAL AGREEMENT

D-1

EXHIBIT E-1

FORM OF RULE 144A TRANSFER CERTIFICATE

Re:            Oaks Mortgage Trust Series 2015-2 Mortgage Pass-Through Certificates

Reference is hereby made to the Pooling and Servicing Agreement, dated as of November 1, 2015 (the “Pooling and Servicing Agreement”), by and among Oaks Funding LLC, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Five Oaks Acquisition Corp., as Servicing Administrator, and Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

This letter relates to $__________ initial Certificate Principal Amount or Notional Amount or Percentage Interest, as applicable, of Class _____ Certificates which are held in the form of Definitive Certificates registered in the name of ______________ (the “Transferor”). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A purchasing for its own account or for the account of a “qualified institutional buyer,” which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Initial Purchasers, the Depositor and the Certificate Registrar.

[Name of Transferor]

By:
Name:
Title:

Dated:                                                       , ____

E-1-1

EXHIBIT E-2

FORM OF REGULATION S TRANSFER CERTIFICATE

Re:              Oaks Mortgage Trust Series 2015-2 Mortgage Pass-Through Certificates

Reference is hereby made to the Pooling and Servicing Agreement, dated as of November 1, 2015 (the “Pooling and Servicing Agreement”), by and among Oaks Funding LLC, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Five Oaks Acquisition Corp., as Servicing Administrator, and Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

This letter relates to $__________ initial Certificate Principal Amount or Notional Amount, as applicable, of Class _____ Certificates which are held in the form of Definitive Certificates registered in the name of  ______________ (the “Transferor”). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such that such transfer has been effected in accordance with the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and pursuant to and in accordance with Regulation S under the Securities Act, and accordingly the Transferor does hereby certify that:

(1) the offer of the Certificates was not made to, or for the account or benefit of, a person in the United States or a U.S. person outside of the United States (as such terms are defined in Regulation S);

[(2) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States and is not a U.S. person;]*

[(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;]*

(3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Initial Purchaser, the Depositor and the Certificate Registrar.

[Name of Transferor]

By:
Name:
Title:

Dated:                                                       , ____

E-2-1

EXHIBIT E-3

FORM OF PURCHASER’S LETTER FOR
QUALIFIED INSTITUTIONAL BUYER

Date

Ladies and Gentlemen:

In connection with our proposed purchase of $______________Certificate Principal Amount or Notional Amount, as applicable, of Oaks Mortgage Trust Series 2015-2 Mortgage Pass-Through Certificates, Class [___] (the “Restricted Certificates”), we confirm that:

(1)         We understand that the Restricted Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Restricted Certificates we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, which, in the case of (B) above, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of November 1, 2015 (the “Agreement”), by and among Oaks Funding LLC, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Five Oaks Acquisition Corp., as Servicing Administrator, and Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Restricted Certificates from us a notice advising such purchaser that resales of the Restricted Certificates are restricted as stated herein.

(2)         We understand that, in connection with any proposed resale of any Restricted Certificates to QIB, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Restricted Certificates purchased by us will bear a legend to the foregoing effect.

(3)         We are acquiring the Restricted Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters and in investing in securities similar to the Restricted Certificates as to be capable of evaluating the merits and risks of our investment in the Restricted Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)         We are a QIB and we are acquiring the Restricted Certificates purchased by us for our own account or for one or more accounts (each of which is a QIB) as to each of which we exercise sole investment discretion.

(5)         We have received such information and have made such inquiries as we deem necessary in order to make our investment decision.

E-3-1

(6)         We are not a Plan or purchasing on behalf of or with “plan assets” of a Plan within the meaning of the Plan Asset Regulations.

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Agreement.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Purchaser]

By:
Name:
Title:

E-3-2

EXHIBIT F

FORM OF CERTIFICATEHOLDER CERTIFICATION

THIS CERTIFICATE is provided pursuant to Section 11.16 of the Pooling and Servicing Agreement, dated as of November 1, 2015 (the “Agreement”), by and among Oaks Funding LLC, as depositor, Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, as trustee, Five Oaks Acquisition Corp., as servicing administrator, and Wells Fargo Bank, N.A., as master servicer and securities administrator.

[____], a [___] [corporation/limited liability company/[____]] (the “Certificateholder”) hereby certifies that it currently owns [____] Percentage Interest of the Class [___] Certificates outstanding under the Agreement.

This Certificate is hereby given this __ day of ________________ 20[__].

[____], as the Certificateholder

By:
	Name:	[________________]
	Title:	[________________]

F-1

EXHIBIT G

FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

The undersigned, being first duly sworn, deposes and says as follows:

1.       The undersigned is the ______________________ of ______________ (the “Investor”), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

2.        The Investor either (x) is not, and on ___________ [date of transfer] will not be, an employee benefit plan or other arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan; (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting and is an ERISA-Restricted Certificate, it is an insurance company and the source of funds used to purchase or hold the Certificate or interest therein that is an “insurance company general account” as defined in Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied; or (z) herewith delivers to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, the Depositor and the Trustee, and upon which the Certificate Registrar, the Trustee, the Master Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor is permissible under applicable law, will not constitute or result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor and the Securities Administrator to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, dated as of November 1, 2015 (the “Agreement”), by and among Oaks Funding LLC, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Five Oaks Acquisition Corp., as Servicing Administrator, and Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, as Trustee, by which opinion of counsel shall not be an expense of the Trust Fund or the above parties.

Capitalized terms used but not defined herein have the meanings given in the Agreement.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________ 20___.

[Investor]

By:

Name:
Title:

ATTEST:

G-1

STATE OF	)
) ss.:
COUNTY OF	)

Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this _____ day of _________ 20___.

NOTARY PUBLIC

My commission expires the _____ day of __________ 20___.

G-2

EXHIBIT H

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The Assessment of Compliance to be delivered by the parties listed in the table below shall address, at a minimum, the criteria identified below as “Applicable Servicing Criteria” for each such party:

Regulation AB Reference	Servicing Criteria	Master Servicer	Securities Administrator
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X	N/A
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.	N/A	N/A
1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X	N/A
Cash Collection and Administration
1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate bank collection accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X	X

H-1

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X
1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X	N/A
1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X	X
1122(d)(2)(v)	Each collection account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X	X

H-2

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including collection accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X	X
Investor Remittances and Reporting
1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by a Servicer.	X	N/A

H-3

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the applicable Servicer’s investor records, or such other number of days specified in the transaction agreements.	X	N/A
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	N/A
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	N/A	N/A
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	N/A	N/A
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	N/A	N/A
1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the applicable Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.	N/A	N/A

H-4

1122(d)(4)(v)	The applicable Servicer’s records regarding the pool assets agree with the applicable Servicer’s records with respect to an obligor’s unpaid principal balance.	N/A	N/A
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	N/A	N/A
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	N/A	N/A
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	N/A	N/A

H-5

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	N/A	N/A
1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	N/A	N/A
1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the applicable Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	N/A	N/A

H-6

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the applicable Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	N/A	N/A
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the applicable Servicer, or such other number of days specified in the transaction agreements.	N/A	N/A
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X	N/A
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	N/A	N/A

H-7

EXHIBIT I

FORM OF CERTIFICATION FOR NRSROs AND DEPOSITOR

[Date]

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: RMBS – Oaks Mortgage Trust Series 2015-2
Attention: Oaks Mortgage Trust Series 2015-2, Mortgage Pass-Through Certificates, Series 2015-2

In accordance with the requirements for obtaining certain information pursuant to the Pooling and Servicing Agreement, dated as of November 1, 2015 (the “Pooling and Servicing Agreement”), by and among Oaks Funding LLC as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Five Oaks Acquisition Corp., as Servicing Administrator, and Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, as Trustee with respect to the above-referenced certificates (the “Certificates”), the undersigned hereby certifies and agrees as follows:

With respect to any Nationally Recognized Statistical Rating Organization (“NRSRO”):

1.        The undersigned, an NRSRO, has provided the Depositor with the appropriate certifications under Exchange Act Rule 17g-5(e).

2.         The undersigned has access to the Depositor's 17g-5 website, and any confidentiality agreement applicable to the undersigned with respect to information obtained from the Depositor's 17g-5 website shall also be applicable to information obtained from the Rule 17g-5 Website.

3.         The undersigned shall be deemed to have recertified to the provisions herein each time it accesses any information on the Rule 17g-5 Website maintained by the Securities Administrator.

With respect to the Depositor:

1.         The undersigned is the Depositor under the Pooling and Servicing Agreement.

Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the date certified.

I-1

EXHIBIT J

PERMITTED EXCHANGES

Combination	Initial Exchangeable Class	Expected Initial Certificate Principal Amount / Class Notional Amount ($)(1)		Exchangeable Class	Expected Initial Certificate Principal Amount / Class Notional Amount ($)(1)
1	Class A-6	$15,327,000		Class A-1	$228,904,000
	Class A-9	$160,183,000
	Class A-11	$53,394,000
	Class A-X-5	$15,327,000	(2)
	Class A-X-6	$160,183,000	(2)
	Class A-X-7	$53,394,000	(2)

2	Class A-6	$15,327,000		Class A-2	$228,904,000
	Class A-9	$160,183,000
	Class A-11	$53,394,000

3	Class A-X-1	$228,904,000	(2)	Class A-X-2	$228,904,000	(2)
	Class A-X-5	$15,327,000	(2)
	Class A-X-6	$160,183,000	(2)
	Class A-X-7	$53,394,000	(2)

4	Class A-9	$160,183,000		Class A-3	$213,577,000
	Class A-11	$53,394,000
	Class A-X-6	$160,183,000	(2)
	Class A-X-7	$56,777,000	(2)

5	Class A-X-5	$15,327,000	(2)	Class A-X-3	$228,904,000	(2)
	Class A-X-6	$160,183,000	(2)
	Class A-X-7	$53,394,000	(2)

6	Class A-9	$160,183,000		Class A-4	$213,577,000
	Class A-11	$53,394,000

7	Class A-X-6	$160,183,000	(2)	Class A-X-4	$213,577,000	(2)
	Class A-X-7	$53,394,000	(2)

8	Class A-6	$15,327,000		Class A-5	$15,327,000
	Class A-X-5	$15,327,000	(2)

9	Class A-6	$15,327,000		Class A-7	$228,904,000
	Class A-9	$160,183,000
	Class A-11	$53,394,000
	Class A-X-1	$228,904,000	(2)
	Class A-X-5	$15,327,000	(2)
	Class A-X-6	$160,183,000	(2)
	Class A-X-7	$53,394,000	(2)

10	Class A-9	$160,183,000		Class A-8	$160,183,000
	Class A-X-6	$$160,183,000	(2)

11	Class A-11	$53,394,000		Class A-10	$53,394,000
	Class A-X-7	$53,394,000	(2)

(1)	Exchange Certificates and Exchangeable Certificates in any combination shown above may be exchanged only in the proportion that the maximum initial Certificate Principal Amounts (or Class Notional Amount) of such Certificates bear to one another as shown above.

(2)	Class Notional Amount. Notional Certificates will not be entitled to distributions of principal. The Notional Certificates will accrue interest on a notional amount equal to the Certificate Principal Amount of the related Initial Exchangeable or Exchangeable Certificates.

Exhibit J-1

EXHIBIT K

Form of Exchangeable Notice

[CERTIFICATEHOLDER’S LETTERHEAD]

[DATE]

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: RMBS – Oaks Mortgage Trust Series 2015-2

RE: Oaks Mortgage Trust Series 2015-2, Mortgage Pass-Through Certificates, Series 2015-2

Ladies and Gentlemen:

Pursuant to the terms of the Pooling and Servicing Agreement, dated as of November 1, 2015, (the “Agreement”), by and among Oaks Funding LLC, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Five Oaks Acquisition Corp., as Servicing Administrator, and Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, as Trustee, we hereby present and surrender the certificates specified on Annex I attached hereto for exchange, and transfer, assign, set over and otherwise convey to the Securities Administrator, all of our rights, title and interest in and to such certificates, including all payments of interest thereon received after [insert date of exchange], in exchange for the certificates to be received as specified on Annex I attached hereto.

We agree that upon such exchange the portions of the certificates surrendered for exchange shall be deemed cancelled and replaced by the certificates received in exchange therefor. We confirm that we have paid a fee calculated in accordance with Section 3.10 of the Agreement.

Very truly yours,
[NAME OF TRANSFEREE]

By:
Authorized Officer
Email Address:

[MEDALLION STAMP GUARANTEE]

Acknowledged by:

WELLS FARGO BANK, N.A.,
as Securities Administrator

By:
Name:
Title:

Exhibit K-1

Annex I to Exhibit K

EXCHANGE CERTIFICATES

Certificates submitted for exchange				Certificates to be received from exchange			Certificateholder’s Clearing Agency Participant Number	Proposed Exchange Date
Certificate(s)	Outstanding Certificate Principal (or Certificate Notional) Amount	CUSIP Number	Percentage Interest	Certificate(s)	Outstanding Certificate Principal (or Certificate Notional) Amount	CUSIP Number

Exhibit K-2

EXHIBIT L

FORM OF CERTIFICATE OF TRUST

CERTIFICATE OF TRUST

OF

OAKS MORTGAGE TRUST SERIES 2015-2

This CERTIFICATE OF TRUST of Oaks Mortgage Trust Series 2015-2 (the “Trust”) is being duly executed and filed on behalf of the Trust by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801 et seq.) (the “Act”).

1.	Name. The name of the statutory trust formed by this Certificate of Trust is Oaks Mortgage Trust Series 2015-2.

2.	Trustee. The name and address of the trustee of the Trust with a principal place of business in the State of Delaware are Wilmington Savings Fund Society, FSB, 500 Delaware Avenue, 11th Floor, Wilmington, Delaware 19801.

3.	Effective Date. This Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

WILMINGTON SAVINGS FUND SOCIETY, FSB, not in its individual capacity, but solely as Trustee of the Trust

By:
Name:
Title:

Exhibit L-1

SCHEDULE A

MORTGAGE LOAN SCHEDULE

Schedule A-1

SCHEDULE B

AAR AGREEMENTS

1.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Banc of California, N.A., d/b/a Banc Home Loans, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

2.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Dubuque Bank and Trust Company, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

3.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among First Guaranty Mortgage Corporation, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

4.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Freedom Mortgage Corporation, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

5.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among HomeStreet Bank, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

6.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Kinecta Federal Credit Union, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

7.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Ocwen Loan Servicing, LLC, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

8.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Pacific Union Financial, LLC, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

9.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Plaza Home Mortgage, Inc., Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

10.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among PMAC Lending Services, Inc., Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

11.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Provident Funding Associates, L.P., Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

12.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Provident Savings Bank, F.S.B., Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

Schedule B-1

13.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Stonegate Mortgage Corporation, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

14.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Wintrust Mortgage, a division of Barrington Bank & Trust Company, N.A., Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

15.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among AmeriHome Mortgage Company, LLC, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

16.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Banc of California, National Association, d/b/a Banc Home Loans, successor in interest to Pacific Trust Bank, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

17.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among BOFI Federal Bank, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

18.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Caliber Home Loans, Inc., successor by merger to Caliber Funding LLC, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

19.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Florida Capital Bank, N.A., Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

20.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among IMPAC Mortgage Corp, f/k/a Excel Mortgage Servicing, Inc., Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

21.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Broker Solutions, Inc., d/b/a New American Funding, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

22.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Parkside Lending, LLC, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

23.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among RMR Financial, LLC, PHH Home Loans, LLC, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

24.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Pinnacle Capital Mortgage LLC, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

25.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among PMAC Lending Services, Inc., Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

Schedule B-2

26.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Quicken Loans Inc., Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

27.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among RPM Mortgage, Inc., Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

28.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Skyline Financial Corp., Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

29.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Stearns Lending, LLC, f/k/a Stearns Lending, Inc., Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

30.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Stonegate Mortgage Corporation, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

31.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Summit Funding Inc., Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

32.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Allied Mortgage Group, Inc., Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

33.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among American Financial Network, Inc., Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

34.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Blue Hills Bank, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

35.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among BM Real Estate Services, Inc., Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

36.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among BOKF, N.A., Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

37.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Central Bank & Trust, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

38.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Columbus Capital Lending, LLC, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

39.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Community Trust Bank, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

Schedule B-3

40.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Data Mortgage, Inc. d/b/a Essex Mortgage, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

41.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Farmers Bank & Trust, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

42.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among FM Home Loans, LLC, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

43.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Franklin Loan Corporation (d/b/a Franklin Loan Center), Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

44.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Grand Bank, N.A., Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

45.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Guardian Mortgage Company, Inc., Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

46.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Homeowners Financial Group USA, LLC, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

47.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Mega Capital Funding, Inc., Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

48.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Meridian Bank, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

49.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Radius Bank, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

50.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among SIRVA Mortgage, Inc., Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

51.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among State Bank and Trust Company (f/k/a First Bank of Georgia), Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

52.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Sun National Bank, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

53.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Vanguard Funding LLC, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

Schedule B-4

54.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among Wintrust Mortgage, a division of Barrington Bank & Trust Company, N.A., Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

55.	Assignment, Assumption and Recognition Agreement, dated November 10, 2015, among HomeStreet Bank, Five Oaks Acquisition Corp., Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, and Wells Fargo Bank, N.A.

Schedule B-5

EXHIBIT A

FORMS OF CERTIFICATES

[Form of Senior P&I Rule 144A Certificates]

(RULE 144A)

THIS CERTIFICATE EVIDENCES BENEFICIAL OWNERSHIP OF MULTIPLE REMIC REGULAR INTERESTS. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OR NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OR NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS EXCHANGEABLE FOR OTHER CLASSES OF CERTIFICATES, AS MORE FULLY DESCRIBED IN AND IN ACCORDANCE WITH THE TERMS OF, THE POOLING AND SERVICING AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES (AS DEFINED IN RULES 901 THROUGH 905 OF THE 1933 ACT (“REGULATION S”)) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S), IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER SUCH SECURITIES LAWS.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (A) IF THIS CERTIFICATE IS HELD WITHIN THE UNITED STATES OR SUCH HOLDER IS A U.S. PERSON OR THIS CERTIFICATES IS HELD FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (EACH AS DEFINED IN REGULATION S) SUCH CERTIFICATE WAS ACQUIRED ONLY (1) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (2) BY SUCH HOLDER AS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A OF THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OF THE SECURITIES ACT AND (B) IT WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT TO THE DEPOSITOR, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION. IN ADDITION, THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS CERTIFICATE, REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT IN A TRANSACTION THAT DOES NOT CAUSE THE TRUST OR THE MORTGAGE LOANS TO BE REQUIRED TO REGISTER UNDER THE INVESTMENT COMPANY ACT.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS A QUALIFIED INSTITUTIONAL BUYER. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS PROVIDED IN THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE SECURITIES ADMINISTRATOR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

TRANSFERS OF THE CERTIFICATES MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT.

ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE SECURITIES ADMINISTRATOR OR ANY INTERMEDIARY.

A-2

IF THIS CERTIFICATE IS AN ERISA-RESTRICTED CERTIFICATE OR IS NOT SUBJECT TO AN ERISA-QUALIFYING UNDERWRITING, THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“CODE”), OR A PERSON WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED OR (C) IT HAS PROVIDED THE OPINION OF COUNSEL AS SET FORTH IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT.

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PERMITTED PRECEDING TRANSFEREE SHALL BE TREATED AS THE BENEFICIAL OWNER RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. IF THE REQUIREMENTS ARE NOT SATISFIED WITH RESPECT TO ALL OR A PORTION OF THE CERTIFICATES RECEIVED IN AN EXCHANGE, SUCH CERTIFICATES MUST BE SIMULTANEOUSLY TRANSFERRED TO A PERSON THAT IS NOT A PLAN INVESTOR.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE CUSTODIAN, THE SERVICERS, THE SERVICING ADMINISTRATOR, ANY SUBSERVICERS, THE INITIAL PURCHASERS AND THE TRUST FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

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OAKS MORTGAGE TRUST SERIES 2015-2

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS [___]

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

OAKS FUNDING LLC

Initial Aggregate Certificate Principal Amount of the Class [___] Certificates: $[___] Certificate Interest Rate: Variable Final Scheduled Distribution Date: [___] NUMBER 1	Initial Certificate Principal Amount of this Certificate: $[___] Cut-off Date: [___] CUSIP: [___]

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THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount or Notional Amount of this Certificate by the initial aggregate Certificate Principal Amount or Notional Amount, both as specified above, of all Certificates of the above-referenced Class) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Sponsor and the Depositor assigned to the Trustee under the AAR Agreements, the Servicing Agreements, the Mortgage Loan Purchase Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Distribution Account, the Custodial Accounts and the Escrow Agreement and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in December 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date or, for the first Distribution Date, the Closing Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, as Trustee, has caused this Certificate to be duly executed.

Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

Wells Fargo Bank, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

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OAKS MORTGAGE TRUST SERIES 2015-2

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Oaks Mortgage Trust Series 2015-2 Mortgage Pass-Through Certificates, Series 2015-2 (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2015 (the “Pooling and Servicing Agreement”), by and among Oaks Funding LLC, a Delaware limited liability company, as depositor (the “Depositor”), Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, a federal savings bank, as trustee (the “Trustee”) and Wells Fargo Bank, N.A., a national banking association, in its dual capacities as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: the Senior Certificates, the Subordinate Certificates and the Residual Certificates.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by wire transfer in immediately available funds to an account specified in the request and at the expense of each Certificateholder or, upon request made to the Securities Administrator at least five Business Days prior to the related Record Date by check mailed to each Certificateholder’s address as it appears on the Certificate Register of the Certificate Registrar; provided, however, that the final distribution in respect of this Certificate shall be made only upon presentation and surrender of this Certificate at the Certificate Registrar’s Corporate Trust Office; provided, further, that the foregoing provisions shall not apply as long as this Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services – Oaks Mortgage Trust Series 2015-2, or at such other address as the Securities Administrator may designate from time to time.

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The Pooling and Servicing Agreement may be amended by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of not less than 66-2/3% of the Certificate Principal Amount or Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event or Adverse Grantor Trust Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Certificate Principal Amount or Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Certificate Principal Amount or Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee or the Securities Administrator.

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As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, an Initial Exchangeable Certificate in a permitted combination may generally be exchanged for a proportionate interest in the related Exchangeable Certificates in such combination, and vice versa. In connection with each such exchange, the Certificateholder shall pay the Securities Administrator a fee equal to $5,000 for such exchange request. The Securities Administrator shall make the first distribution on a Certificate in such exchange transaction on the Distribution Date in the following month to the Certificateholder of record as of the Record Date related to such Distribution Date.

The Senior P&I Certificates and the Subordinate Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount, the Interest-Only Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Senior Certificates and the Subordinate Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Sponsor may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to the conflict of laws principles applied in the State of Delaware. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number	or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or	as its agent.

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[Form of Senior P&I Rule Regulation S Certificates]

(REG S)

THIS CERTIFICATE EVIDENCES BENEFICIAL OWNERSHIP OF MULTIPLE REMIC REGULAR INTERESTS. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OR NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OR NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS EXCHANGEABLE FOR OTHER CLASSES OF CERTIFICATES, AS MORE FULLY DESCRIBED IN AND IN ACCORDANCE WITH THE TERMS OF, THE POOLING AND SERVICING AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES (AS DEFINED IN RULES 901 THROUGH 905 OF THE 1933 ACT (“REGULATION S”)) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S), IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER SUCH SECURITIES LAWS.

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THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (A) UNTIL THE EXPIRATION OF THE APPLICABLE “DISTRIBUTION COMPLIANCE PERIOD” WITHIN THE MEANING OF REGULATION S, ANY OFFER, SALE, PLEDGE OR OTHER TRANSFER OF THIS CERTIFICATE SHALL NOT BE MADE IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON (EACH AS DEFINED IN REGULATION S), (B) IF THIS CERTIFICATE IS HELD WITHIN THE UNITED STATES OR SUCH HOLDER IS A U.S. PERSON OR THIS CERTIFICATES IS HELD FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (EACH AS DEFINED IN REGULATION S) SUCH CERTIFICATE WAS ACQUIRED ONLY (1) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (2) BY SUCH HOLDER AS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A OF THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OF THE SECURITIES ACT AND (C) IT WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT TO THE DEPOSITOR, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION. IN ADDITION, THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS CERTIFICATE, REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT IN A TRANSACTION THAT DOES NOT CAUSE THE TRUST OR THE MORTGAGE LOANS TO BE REQUIRED TO REGISTER UNDER THE INVESTMENT COMPANY ACT.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS PROVIDED IN THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE SECURITIES ADMINISTRATOR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

TRANSFERS OF THE CERTIFICATES MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT.

ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE SECURITIES ADMINISTRATOR OR ANY INTERMEDIARY.

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IF THIS CERTIFICATE IS AN ERISA-RESTRICTED CERTIFICATE OR IS NOT SUBJECT TO AN ERISA-QUALIFYING UNDERWRITING, THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“CODE”), OR A PERSON WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED OR (C) IT HAS PROVIDED THE OPINION OF COUNSEL AS SET FORTH IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PERMITTED PRECEDING TRANSFEREE SHALL BE TREATED AS THE BENEFICIAL OWNER RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. IF THE REQUIREMENTS ARE NOT SATISFIED WITH RESPECT TO ALL OR A PORTION OF THE CERTIFICATES RECEIVED IN AN EXCHANGE, SUCH CERTIFICATES MUST BE SIMULTANEOUSLY TRANSFERRED TO A PERSON THAT IS NOT A PLAN INVESTOR.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE CUSTODIAN, THE SERVICERS, THE SERVICING ADMINISTRATOR, ANY SUBSERVICERS, THE INITIAL PURCHASERS AND THE TRUST FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

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OAKS MORTGAGE TRUST SERIES 2015-2

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS [___]

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

OAKS FUNDING LLC

Initial Aggregate Certificate Principal Amount of the Class [___] Certificates: $[___] Certificate Interest Rate: Variable Final Scheduled Distribution Date: [___] NUMBER 1	Initial Certificate Principal Amount of this Certificate: $[___] Cut-off Date: [___] CUSIP: [___]

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THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount or Notional Amount of this Certificate by the initial aggregate Certificate Principal Amount or Notional Amount, both as specified above, of all Certificates of the above-referenced Class) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Sponsor and the Depositor assigned to the Trustee under the AAR Agreements, the Servicing Agreements, the Mortgage Loan Purchase Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Distribution Account, the Custodial Accounts and the Escrow Agreement and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in December 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date or, for the first Distribution Date, the Closing Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, as Trustee, has caused this Certificate to be duly executed.

Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

Wells Fargo Bank, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

A-17

OAKS MORTGAGE TRUST SERIES 2015-2

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Oaks Mortgage Trust Series 2015-2 Mortgage Pass-Through Certificates, Series 2015-2 (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2015 (the “Pooling and Servicing Agreement”), by and among Oaks Funding LLC, a Delaware limited liability company, as depositor (the “Depositor”), Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, a federal savings bank, as trustee (the “Trustee”) and Wells Fargo Bank, N.A., a national banking association, in its dual capacities as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: the Senior Certificates, the Subordinate Certificates and the Residual Certificates.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by wire transfer in immediately available funds to an account specified in the request and at the expense of each Certificateholder or, upon request made to the Securities Administrator at least five Business Days prior to the related Record Date by check mailed to each Certificateholder’s address as it appears on the Certificate Register of the Certificate Registrar; provided, however, that the final distribution in respect of this Certificate shall be made only upon presentation and surrender of this Certificate at the Certificate Registrar’s Corporate Trust Office; provided, further, that the foregoing provisions shall not apply as long as this Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services – Oaks Mortgage Trust Series 2015-2, or at such other address as the Securities Administrator may designate from time to time.

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The Pooling and Servicing Agreement may be amended by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of not less than 66-2/3% of the Certificate Principal Amount or Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event or Adverse Grantor Trust Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Certificate Principal Amount or Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Certificate Principal Amount or Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee or the Securities Administrator.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, an Initial Exchangeable Certificate in a permitted combination may generally be exchanged for a proportionate interest in the related Exchangeable Certificates in such combination, and vice versa. In connection with each such exchange, the Certificateholder shall pay the Securities Administrator a fee equal to $5,000 for such exchange request. The Securities Administrator shall make the first distribution on a Certificate in such exchange transaction on the Distribution Date in the following month to the Certificateholder of record as of the Record Date related to such Distribution Date.

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The Senior P&I Certificates and the Subordinate Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount, the Interest-Only Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Senior Certificates and the Subordinate Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Sponsor may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to the conflict of laws principles applied in the State of Delaware. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number	or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or	as its agent.

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[Form of Interest Only Rule 144A Certificates]

(RULE 144A)

THIS CERTIFICATE EVIDENCES BENEFICIAL OWNERSHIP OF MULTIPLE REMIC REGULAR INTERESTS. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS EXCHANGEABLE FOR OTHER CLASSES OF CERTIFICATES, AS MORE FULLY DESCRIBED IN AND IN ACCORDANCE WITH THE TERMS OF, THE POOLING AND SERVICING AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES (AS DEFINED IN RULES 901 THROUGH 905 OF THE 1933 ACT (“REGULATION S”)) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S), IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER SUCH SECURITIES LAWS.

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THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (A) IF THIS CERTIFICATE IS HELD WITHIN THE UNITED STATES OR SUCH HOLDER IS A U.S. PERSON OR THIS CERTIFICATES IS HELD FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (EACH AS DEFINED IN REGULATION S) SUCH CERTIFICATE WAS ACQUIRED ONLY (1) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (2) BY SUCH HOLDER AS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A OF THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OF THE SECURITIES ACT AND (B) IT WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT TO THE DEPOSITOR, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION. IN ADDITION, THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS CERTIFICATE, REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT IN A TRANSACTION THAT DOES NOT CAUSE THE TRUST OR THE MORTGAGE LOANS TO BE REQUIRED TO REGISTER UNDER THE INVESTMENT COMPANY ACT.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS A QUALIFIED INSTITUTIONAL BUYER. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS PROVIDED IN THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE SECURITIES ADMINISTRATOR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

TRANSFERS OF THE CERTIFICATES MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT.

ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE SECURITIES ADMINISTRATOR OR ANY INTERMEDIARY.

IF THIS CERTIFICATE IS AN ERISA-RESTRICTED CERTIFICATE OR IS NOT SUBJECT TO AN ERISA-QUALIFYING UNDERWRITING, THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“CODE”), OR A PERSON WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED OR (C) IT HAS PROVIDED THE OPINION OF COUNSEL AS SET FORTH IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT.

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IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PERMITTED PRECEDING TRANSFEREE SHALL BE TREATED AS THE BENEFICIAL OWNER RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. IF THE REQUIREMENTS ARE NOT SATISFIED WITH RESPECT TO ALL OR A PORTION OF THE CERTIFICATES RECEIVED IN AN EXCHANGE, SUCH CERTIFICATES MUST BE SIMULTANEOUSLY TRANSFERRED TO A PERSON THAT IS NOT A PLAN INVESTOR.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE CUSTODIAN, THE SERVICERS, THE SERVICING ADMINISTRATOR, ANY SUBSERVICERS, THE INITIAL PURCHASERS AND THE TRUST FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

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OAKS MORTGAGE TRUST SERIES 2015-2

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS [___]

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

OAKS FUNDING LLC

Initial Aggregate Certificate Principal Amount of the Class [___] Certificates: $[___] Certificate Interest Rate: Variable Final Scheduled Distribution Date: [___] NUMBER 1	Initial Certificate Principal Amount of this Certificate: $[___] Cut-off Date: [___] CUSIP: [___]

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THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount or Notional Amount of this Certificate by the initial aggregate Certificate Principal Amount or Notional Amount, both as specified above, of all Certificates of the above-referenced Class) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Sponsor and the Depositor assigned to the Trustee under the AAR Agreements, the Servicing Agreements, the Mortgage Loan Purchase Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Distribution Account, the Custodial Accounts and the Escrow Agreement and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in December 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date or, for the first Distribution Date, the Closing Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, as Trustee, has caused this Certificate to be duly executed.

Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

Wells Fargo Bank, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

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OAKS MORTGAGE TRUST SERIES 2015-2

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Oaks Mortgage Trust Series 2015-2 Mortgage Pass-Through Certificates, Series 2015-2 (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2015 (the “Pooling and Servicing Agreement”), by and among Oaks Funding LLC, a Delaware limited liability company, as depositor (the “Depositor”), Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, a federal savings bank, as trustee (the “Trustee”) and Wells Fargo Bank, N.A., a national banking association, in its dual capacities as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: the Senior Certificates, the Subordinate Certificates and the Residual Certificates.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by wire transfer in immediately available funds to an account specified in the request and at the expense of each Certificateholder or, upon request made to the Securities Administrator at least five Business Days prior to the related Record Date by check mailed to each Certificateholder’s address as it appears on the Certificate Register of the Certificate Registrar; provided, however, that the final distribution in respect of this Certificate shall be made only upon presentation and surrender of this Certificate at the Certificate Registrar’s Corporate Trust Office; provided, further, that the foregoing provisions shall not apply as long as this Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services – Oaks Mortgage Trust Series 2015-2, or at such other address as the Securities Administrator may designate from time to time.

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The Pooling and Servicing Agreement may be amended by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of not less than 66-2/3% of the Certificate Principal Amount or Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event or Adverse Grantor Trust Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Certificate Principal Amount or Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Certificate Principal Amount or Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee or the Securities Administrator.

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As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, an Initial Exchangeable Certificate in a permitted combination may generally be exchanged for a proportionate interest in the related Exchangeable Certificates in such combination, and vice versa. In connection with each such exchange, the Certificateholder shall pay the Securities Administrator a fee equal to $5,000 for such exchange request. The Securities Administrator shall make the first distribution on a Certificate in such exchange transaction on the Distribution Date in the following month to the Certificateholder of record as of the Record Date related to such Distribution Date.

The Senior P&I Certificates and the Subordinate Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount, the Interest-Only Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Senior Certificates and the Subordinate Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Sponsor may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to the conflict of laws principles applied in the State of Delaware. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number	or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or	as its agent.

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[Form of Interest Only Regulation S Certificates]

(REG S)

THIS CERTIFICATE EVIDENCES BENEFICIAL OWNERSHIP OF A REMIC REGULAR INTEREST. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES (AS DEFINED IN RULES 901 THROUGH 905 OF THE 1933 ACT (“REGULATION S”)) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S), IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER SUCH SECURITIES LAWS.

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THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (A) UNTIL THE EXPIRATION OF THE APPLICABLE “DISTRIBUTION COMPLIANCE PERIOD” WITHIN THE MEANING OF REGULATION S, ANY OFFER, SALE, PLEDGE OR OTHER TRANSFER OF THIS CERTIFICATE SHALL NOT BE MADE IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON (EACH AS DEFINED IN REGULATION S), (B) IF THIS CERTIFICATE IS HELD WITHIN THE UNITED STATES OR SUCH HOLDER IS A U.S. PERSON OR THIS CERTIFICATES IS HELD FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (EACH AS DEFINED IN REGULATION S) SUCH CERTIFICATE WAS ACQUIRED ONLY (1) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (2) BY SUCH HOLDER AS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A OF THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OF THE SECURITIES ACT AND (C) IT WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT TO THE DEPOSITOR, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION. IN ADDITION, THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS CERTIFICATE, REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT IN A TRANSACTION THAT DOES NOT CAUSE THE TRUST OR THE MORTGAGE LOANS TO BE REQUIRED TO REGISTER UNDER THE INVESTMENT COMPANY ACT.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS PROVIDED IN THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE SECURITIES ADMINISTRATOR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

TRANSFERS OF THE CERTIFICATES MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT.

ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE SECURITIES ADMINISTRATOR OR ANY INTERMEDIARY.

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IF THIS CERTIFICATE IS AN ERISA-RESTRICTED CERTIFICATE OR IS NOT SUBJECT TO AN ERISA-QUALIFYING UNDERWRITING, THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“CODE”), OR A PERSON WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED OR (C) IT HAS PROVIDED THE OPINION OF COUNSEL AS SET FORTH IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT.

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PERMITTED PRECEDING TRANSFEREE SHALL BE TREATED AS THE BENEFICIAL OWNER RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. IF THE REQUIREMENTS ARE NOT SATISFIED WITH RESPECT TO ALL OR A PORTION OF THE CERTIFICATES RECEIVED IN AN EXCHANGE, SUCH CERTIFICATES MUST BE SIMULTANEOUSLY TRANSFERRED TO A PERSON THAT IS NOT A PLAN INVESTOR.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE CUSTODIAN, THE SERVICERS, THE SERVICING ADMINISTRATOR, ANY SUBSERVICERS, THE INITIAL PURCHASERS AND THE TRUST FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

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OAKS MORTGAGE TRUST SERIES 2015-2

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS [___]

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

OAKS FUNDING LLC

Initial Aggregate Certificate Principal Amount of the Class [___] Certificates: $[___] Certificate Interest Rate: Variable Final Scheduled Distribution Date: [___] NUMBER 1	Initial Certificate Principal Amount of this Certificate: $[___] Cut-off Date: [___] CUSIP: [___]

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THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount or Notional Amount of this Certificate by the initial aggregate Certificate Principal Amount or Notional Amount, both as specified above, of all Certificates of the above-referenced Class) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Sponsor and the Depositor assigned to the Trustee under the AAR Agreements, the Servicing Agreements, the Mortgage Loan Purchase Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Distribution Account, the Custodial Accounts and the Escrow Agreement and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in December 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date or, for the first Distribution Date, the Closing Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, as Trustee, has caused this Certificate to be duly executed.

Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

Wells Fargo Bank, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

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OAKS MORTGAGE TRUST SERIES 2015-2

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Oaks Mortgage Trust Series 2015-2 Mortgage Pass-Through Certificates, Series 2015-2 (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2015 (the “Pooling and Servicing Agreement”), by and among Oaks Funding LLC, a Delaware limited liability company, as depositor (the “Depositor”), Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, a federal savings bank, as trustee (the “Trustee”) and Wells Fargo Bank, N.A., a national banking association, in its dual capacities as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: the Senior Certificates, the Subordinate Certificates and the Residual Certificates.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by wire transfer in immediately available funds to an account specified in the request and at the expense of each Certificateholder or, upon request made to the Securities Administrator at least five Business Days prior to the related Record Date by check mailed to each Certificateholder’s address as it appears on the Certificate Register of the Certificate Registrar; provided, however, that the final distribution in respect of this Certificate shall be made only upon presentation and surrender of this Certificate at the Certificate Registrar’s Corporate Trust Office; provided, further, that the foregoing provisions shall not apply as long as this Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services – Oaks Mortgage Trust Series 2015-2, or at such other address as the Securities Administrator may designate from time to time.

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The Pooling and Servicing Agreement may be amended by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of not less than 66-2/3% of the Certificate Principal Amount or Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event or Adverse Grantor Trust Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Certificate Principal Amount or Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Certificate Principal Amount or Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee or the Securities Administrator.

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As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, an Initial Exchangeable Certificate in a permitted combination may generally be exchanged for a proportionate interest in the related Exchangeable Certificates in such combination, and vice versa. In connection with each such exchange, the Certificateholder shall pay the Securities Administrator a fee equal to $5,000 for such exchange request. The Securities Administrator shall make the first distribution on a Certificate in such exchange transaction on the Distribution Date in the following month to the Certificateholder of record as of the Record Date related to such Distribution Date.

The Senior P&I Certificates and the Subordinate Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount, the Interest-Only Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Senior Certificates and the Subordinate Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Sponsor may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to the conflict of laws principles applied in the State of Delaware. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

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[Form of Class B Rule 144A Certificates]

(RULE 144A)

THIS CERTIFICATE EVIDENCES OWNERSHIP OF A REMIC REGULAR INTEREST. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES (AS DEFINED IN RULES 901 THROUGH 905 OF THE 1933 ACT (“REGULATION S”)) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S), IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER SUCH SECURITIES LAWS.

A-45

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (A) IF THIS CERTIFICATE IS HELD WITHIN THE UNITED STATES OR SUCH HOLDER IS A U.S. PERSON OR THIS CERTIFICATES IS HELD FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (EACH AS DEFINED IN REGULATION S) SUCH CERTIFICATE WAS ACQUIRED ONLY (1) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (2) BY SUCH HOLDER AS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A OF THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OF THE SECURITIES ACT AND (B) IT WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT TO THE DEPOSITOR, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION. IN ADDITION, THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS CERTIFICATE, REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT IN A TRANSACTION THAT DOES NOT CAUSE THE TRUST OR THE MORTGAGE LOANS TO BE REQUIRED TO REGISTER UNDER THE INVESTMENT COMPANY ACT.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS A QUALIFIED INSTITUTIONAL BUYER. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS PROVIDED IN THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE SECURITIES ADMINISTRATOR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

TRANSFERS OF THE CERTIFICATES MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT.

ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE SECURITIES ADMINISTRATOR OR ANY INTERMEDIARY.

IF THIS CERTIFICATE IS AN ERISA-RESTRICTED CERTIFICATE OR IS NOT SUBJECT TO AN ERISA-QUALIFYING UNDERWRITING, THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“CODE”), OR A PERSON WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED OR (C) IT HAS PROVIDED THE OPINION OF COUNSEL AS SET FORTH IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT.

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IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PERMITTED PRECEDING TRANSFEREE SHALL BE TREATED AS THE BENEFICIAL OWNER RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. IF THE REQUIREMENTS ARE NOT SATISFIED WITH RESPECT TO ALL OR A PORTION OF THE CERTIFICATES RECEIVED IN AN EXCHANGE, SUCH CERTIFICATES MUST BE SIMULTANEOUSLY TRANSFERRED TO A PERSON THAT IS NOT A PLAN INVESTOR.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE CUSTODIAN, THE SERVICERS, THE SERVICING ADMINISTRATOR, ANY SUBSERVICERS, THE INITIAL PURCHASERS AND THE TRUST FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

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OAKS MORTGAGE TRUST SERIES 2015-2

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS [___]

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

OAKS FUNDING LLC

Initial Aggregate Certificate Principal	Initial Certificate
Amount of the Class [___]	Principal Amount of this
Certificates: $[___]	Certificate: $[___]

Certificate Interest Rate: Variable	Cut-off Date: [___]

Final Scheduled Distribution
Date: [___]

NUMBER 1	CUSIP: [___]

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THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount or Notional Amount of this Certificate by the initial aggregate Certificate Principal Amount or Notional Amount, both as specified above, of all Certificates of the above-referenced Class) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Sponsor and the Depositor assigned to the Trustee under the AAR Agreements, the Servicing Agreements, the Mortgage Loan Purchase Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Distribution Account, the Custodial Accounts and the Escrow Agreement and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in December 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date or, for the first Distribution Date, the Closing Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, as Trustee, has caused this Certificate to be duly executed.

Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

Wells Fargo Bank, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

A-50

OAKS MORTGAGE TRUST SERIES 2015-2

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Oaks Mortgage Trust Series 2015-2 Mortgage Pass-Through Certificates, Series 2015-2 (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2015 (the “Pooling and Servicing Agreement”), by and among Oaks Funding LLC, a Delaware limited liability company, as depositor (the “Depositor”), Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, a federal savings bank, as trustee (the “Trustee”) and Wells Fargo Bank, N.A., a national banking association, in its dual capacities as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: the Senior Certificates, the Subordinate Certificates and the Residual Certificates.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by wire transfer in immediately available funds to an account specified in the request and at the expense of each Certificateholder or, upon request made to the Securities Administrator at least five Business Days prior to the related Record Date by check mailed to each Certificateholder’s address as it appears on the Certificate Register of the Certificate Registrar; provided, however, that the final distribution in respect of this Certificate shall be made only upon presentation and surrender of this Certificate at the Certificate Registrar’s Corporate Trust Office; provided, further, that the foregoing provisions shall not apply as long as this Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services – Oaks Mortgage Trust Series 2015-2, or at such other address as the Securities Administrator may designate from time to time.

A-51

The Pooling and Servicing Agreement may be amended by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of not less than 66-2/3% of the Certificate Principal Amount or Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event or Adverse Grantor Trust Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Certificate Principal Amount or Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Certificate Principal Amount or Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee or the Securities Administrator.

A-52

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, an Initial Exchangeable Certificate in a permitted combination may generally be exchanged for a proportionate interest in the related Exchangeable Certificates in such combination, and vice versa. In connection with each such exchange, the Certificateholder shall pay the Securities Administrator a fee equal to $5,000 for such exchange request. The Securities Administrator shall make the first distribution on a Certificate in such exchange transaction on the Distribution Date in the following month to the Certificateholder of record as of the Record Date related to such Distribution Date.

The Senior P&I Certificates and the Subordinate Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount, the Interest-Only Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Senior Certificates and the Subordinate Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Sponsor may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to the conflict of laws principles applied in the State of Delaware. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-53

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-54

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

A-55

[Form of Class B Regulation S Certificates]

(REG S)

THIS CERTIFICATE EVIDENCES OWNERSHIP OF A REMIC REGULAR INTEREST. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF OTHER JURISDICTION. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES (AS DEFINED IN RULES 901 THROUGH 905 OF THE 1933 ACT (“REGULATION S”)) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S), IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER SUCH SECURITIES LAWS.

A-56

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (A) UNTIL THE EXPIRATION OF THE APPLICABLE “DISTRIBUTION COMPLIANCE PERIOD” WITHIN THE MEANING OF REGULATION S, ANY OFFER, SALE, PLEDGE OR OTHER TRANSFER OF THIS CERTIFICATE SHALL NOT BE MADE IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON (EACH AS DEFINED IN REGULATION S), (B) IF THIS CERTIFICATE IS HELD WITHIN THE UNITED STATES OR SUCH HOLDER IS A U.S. PERSON OR THIS CERTIFICATES IS HELD FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (EACH AS DEFINED IN REGULATION S) SUCH CERTIFICATE WAS ACQUIRED ONLY (1) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (2) BY SUCH HOLDER AS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A OF THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OF THE SECURITIES ACT AND (C) IT WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT TO THE DEPOSITOR, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES AND ANY OTHER JURISDICTION. IN ADDITION, THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS CERTIFICATE, REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT REOFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT IN A TRANSACTION THAT DOES NOT CAUSE THE TRUST OR THE MORTGAGE LOANS TO BE REQUIRED TO REGISTER UNDER THE INVESTMENT COMPANY ACT.

EACH TRANSFEREE OF A CERTIFICATE WILL BE DEEMED TO REPRESENT AT TIME OF TRANSFER THAT SUCH TRANSFEREE IS EITHER (A) A QUALIFIED INSTITUTIONAL BUYER OR (B) A NON-U.S. PERSON AS DEFINED IN REGULATION S. ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS PROVIDED IN THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE SECURITIES ADMINISTRATOR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

TRANSFERS OF THE CERTIFICATES MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT.

ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE SECURITIES ADMINISTRATOR OR ANY INTERMEDIARY.

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IF THIS CERTIFICATE IS AN ERISA-RESTRICTED CERTIFICATE OR IS NOT SUBJECT TO AN ERISA-QUALIFYING UNDERWRITING, THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“CODE”), OR A PERSON WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED OR (C) IT HAS PROVIDED THE OPINION OF COUNSEL AS SET FORTH IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT.

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PERMITTED PRECEDING TRANSFEREE SHALL BE TREATED AS THE BENEFICIAL OWNER RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. IF THE REQUIREMENTS ARE NOT SATISFIED WITH RESPECT TO ALL OR A PORTION OF THE CERTIFICATES RECEIVED IN AN EXCHANGE, SUCH CERTIFICATES MUST BE SIMULTANEOUSLY TRANSFERRED TO A PERSON THAT IS NOT A PLAN INVESTOR.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE CUSTODIAN, THE SERVICERS, THE SERVICING ADMINISTRATOR, ANY SUBSERVICERS, THE INITIAL PURCHASERS AND THE TRUST FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

A-58

OAKS MORTGAGE TRUST SERIES 2015-2

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS [___]

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

OAKS FUNDING LLC

Initial Aggregate Certificate Principal	Initial Certificate
Amount of the Class [___]	Principal Amount of this
Certificates: $[___]	Certificate: $[___]

Certificate Interest Rate: Variable	Cut-off Date: [___]

Final Scheduled Distribution
Date: [___]

NUMBER 1	CUSIP: [___]

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THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount or Notional Amount of this Certificate by the initial aggregate Certificate Principal Amount or Notional Amount, both as specified above, of all Certificates of the above-referenced Class) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Sponsor and the Depositor assigned to the Trustee under the AAR Agreements, the Servicing Agreements, the Mortgage Loan Purchase Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Distribution Account, the Custodial Accounts and the Escrow Agreement and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in December 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date or, for the first Distribution Date, the Closing Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

A-60

IN WITNESS WHEREOF, Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, as Trustee, has caused this Certificate to be duly executed.

Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

Wells Fargo Bank, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

A-61

OAKS MORTGAGE TRUST SERIES 2015-2

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Oaks Mortgage Trust Series 2015-2 Mortgage Pass-Through Certificates, Series 2015-2 (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2015 (the “Pooling and Servicing Agreement”), by and among Oaks Funding LLC, a Delaware limited liability company, as depositor (the “Depositor”), Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, a federal savings bank, as trustee (the “Trustee”) and Wells Fargo Bank, N.A., a national banking association, in its dual capacities as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: the Senior Certificates, the Subordinate Certificates and the Residual Certificates.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by wire transfer in immediately available funds to an account specified in the request and at the expense of each Certificateholder or, upon request made to the Securities Administrator at least five Business Days prior to the related Record Date by check mailed to each Certificateholder’s address as it appears on the Certificate Register of the Certificate Registrar; provided, however, that the final distribution in respect of this Certificate shall be made only upon presentation and surrender of this Certificate at the Certificate Registrar’s Corporate Trust Office; provided, further, that the foregoing provisions shall not apply as long as this Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services – Oaks Mortgage Trust Series 2015-2, or at such other address as the Securities Administrator may designate from time to time.

A-62

The Pooling and Servicing Agreement may be amended by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of not less than 66-2/3% of the Certificate Principal Amount or Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event or Adverse Grantor Trust Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Certificate Principal Amount or Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Certificate Principal Amount or Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee or the Securities Administrator.

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As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, an Initial Exchangeable Certificate in a permitted combination may generally be exchanged for a proportionate interest in the related Exchangeable Certificates in such combination, and vice versa. In connection with each such exchange, the Certificateholder shall pay the Securities Administrator a fee equal to $5,000 for such exchange request. The Securities Administrator shall make the first distribution on a Certificate in such exchange transaction on the Distribution Date in the following month to the Certificateholder of record as of the Record Date related to such Distribution Date.

The Senior P&I Certificates and the Subordinate Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount, the Interest-Only Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Senior Certificates and the Subordinate Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Sponsor may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to the conflict of laws principles applied in the State of Delaware. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

A-64

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

A-65

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

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[Form of Class R and Class LT-R Residual Certificates]

THIS CERTIFICATE EVIDENCES OWNERSHIP OF A REMIC RESIDUAL INTEREST. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION UNDER SUCH SECURITIES LAWS.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO THE DEPOSITOR OR AN AFFILIATE (AS DEFINED IN RULE 405 UNDER THE 1933 ACT) OR (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

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ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR, ON BEHALF OF THE TRUSTEE THAT SUCH TRANSFEREE IS NOT A “DISQUALIFIED ORGANIZATION” WITHIN THE MEANING OF SECTION 860E(e)(5) OF THE CODE AND WILL NOT BE A “DISQUALIFIED ORGANIZATION” AS OF THE DATE OF TRANSFER, AND THAT THE TRANSFEREE IS NOT ACQUIRING THIS CERTIFICATE FOR THE ACCOUNT OF, OR AS AGENT (INCLUDING A BROKER, NOMINEE, OR OTHER MIDDLEMAN) FOR, ANY PERSON OR ENTITY FROM WHICH IT HAS NOT RECEIVED A TRANSFER AFFIDAVIT SUBSTANTIALLY IN THE FORM OF THE TRANSFER AFFIDAVIT PROVIDED BY SUCH TRANSFEREE. FOR THESE PURPOSES, A “DISQUALIFIED ORGANIZATION” MEANS THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL ENTITY), ANY COOPERATIVE ORGANIZATION FURNISHING ELECTRIC ENERGY OR PROVIDING TELEPHONE SERVICE TO PERSONS IN RURAL AREAS AS DESCRIBED IN CODE SECTION 1381(a)(2)(C), ANY “ELECTING LARGE PARTNERSHIP” WITHIN THE MEANING OF SECTION 775 OF THE CODE, OR ANY ORGANIZATION (OTHER THAN A FARMERS’ COOPERATIVE DESCRIBED IN CODE SECTION 521) THAT IS EXEMPT FROM FEDERAL INCOME TAX UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX ON UNRELATED BUSINESS INCOME IMPOSED BY CODE SECTION 511. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“CODE”), OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION. EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE CUSTODIAN, THE SERVICERS, THE SERVICING ADMINISTRATOR, ANY SUBSERVICERS, THE INITIAL PURCHASERS AND THE TRUST FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

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OAKS MORTGAGE TRUST SERIES 2015-2

MORTGAGE PASS-THROUGH CERTIFICATES, CLASS [___]

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

OAKS FUNDING LLC

Percentage Interest of this	Cut-off Date: [___]
Certificate: 100%

Final Scheduled Distribution
Date: [___]

NUMBER 1	CUSIP: [___]

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THIS CERTIFIES THAT BARCLAYS CAPITAL INC. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount or Notional Amount of this Certificate by the initial aggregate Certificate Principal Amount or Notional Amount, both as specified above, of all Certificates of the above-referenced Class) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Sponsor and the Depositor assigned to the Trustee under the AAR Agreements, the Servicing Agreements, the Mortgage Loan Purchase Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Distribution Account, the Custodial Accounts and the Escrow Agreement and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in December 2015 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date or, for the first Distribution Date, the Closing Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, as Trustee, has caused this Certificate to be duly executed.

Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

Wells Fargo Bank, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

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OAKS MORTGAGE TRUST SERIES 2015-2

MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Oaks Mortgage Trust Series 2015-2 Mortgage Pass-Through Certificates, Series 2015-2 (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2015 (the “Pooling and Servicing Agreement”), by and among Oaks Funding LLC, a Delaware limited liability company, as depositor (the “Depositor”), Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, a federal savings bank, as trustee (the “Trustee”) and Wells Fargo Bank, N.A., a national banking association, in its dual capacities as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: the Senior Certificates, the Subordinate Certificates and the Residual Certificates.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by wire transfer in immediately available funds to an account specified in the request and at the expense of each Certificateholder or, upon request made to the Securities Administrator at least five Business Days prior to the related Record Date by check mailed to each Certificateholder’s address as it appears on the Certificate Register of the Certificate Registrar; provided, however, that the final distribution in respect of this Certificate shall be made only upon presentation and surrender of this Certificate at the Certificate Registrar’s Corporate Trust Office; provided, further, that the foregoing provisions shall not apply as long as this Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services – Oaks Mortgage Trust Series 2015-2, or at such other address as the Securities Administrator may designate from time to time.

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The Pooling and Servicing Agreement may be amended by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of not less than 66-2/3% of the Certificate Principal Amount or Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event or Adverse Grantor Trust Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Certificate Principal Amount or Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Certificate Principal Amount or Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners. Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate. The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee or the Securities Administrator.

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As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, an Initial Exchangeable Certificate in a permitted combination may generally be exchanged for a proportionate interest in the related Exchangeable Certificates in such combination, and vice versa. In connection with each such exchange, the Certificateholder shall pay the Securities Administrator a fee equal to $5,000 for such exchange request. The Securities Administrator shall make the first distribution on a Certificate in such exchange transaction on the Distribution Date in the following month to the Certificateholder of record as of the Record Date related to such Distribution Date.

The Senior P&I Certificates and the Subordinate Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount, the Interest-Only Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Notional Amount, in each case, in integral multiples of $1 in excess thereof and, in the case of the Senior Certificates and the Subordinate Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Aggregate Stated Principal Balance as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Sponsor may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to the conflict of laws principles applied in the State of Delaware. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution	NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to for the account of

account number _______________________ or, if mailed by check, to

Applicable reports and statements should be mailed to

This information is provided by

the assignee named above, or ______________________________________ as its agent.

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EXECUTION VERSION

Wilmington Savings Fund Society, FSB, D/B/A cHRISTIANA TRUST

as Trustee under the Pooling and Servicing Agreement relating to

Oaks Mortgage Trust Series 2015-2, Mortgage Pass-Through Certificates,

Series 2015-2,

OAKS FUNDING LLC

as Depositor

and

WELLS FARGO BANK, N.A.

as Custodian

CUSTODIAL AGREEMENT

as of November 1, 2015

i

EXHIBITS

EXHIBIT 1	FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

EXHIBIT 2	FORM OF TRUST RECEIPT AND FINAL CERTIFICATION

EXHIBIT 3	FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

EXHIBIT 4	AUTHORIZED REPRESENTATIVES OF Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, CENLAR FSB, PHH MORTGAGE CORPORATION, NEW PENN FINANCIAL, LLC D/B/A SHELLPOINT MORTGAGE SERVICING, AND SELECT PORTFOLIO SERVICING, INC.

EXHIBIT 5	MORTGAGE LOAN SCHEDULE

EXHIBIT 6	FORM OF LOST NOTE AFFIDAVIT

EXHIBIT 7	FORM OF CREDIT FILE CERTIFICATION

EXHIBIT 8	ADDRESSES OF MASTER SERVICER AND SERVICERS FOR NOTICES

EXHIBIT 9	REQUEST FOR ELECTRONIC IMAGE OF CREDIT FILE

ii

THIS CUSTODIAL AGREEMENT (the “Custodial Agreement”), dated as of November 1, 2015, by and among WILMINGTON SAVINGS FUND SOCIETY, FSB, D/B/A CHRISTIANA TRUST, a federal savings bank organized under the laws of the United States having an address at 500 Delaware Avenue, 11th Floor, Wilmington, Delaware 19801, Attention: Corporate Trust - Oaks Mortgage Trust Series 2015-2, not individually, but solely as trustee under the Pooling and Servicing Agreement for Oaks Mortgage Trust Series 2015-2, Mortgage Pass-Through Certificates, Series 2015-2 (the “Trust”), OAKS FUNDING LLC, a Delaware limited liability company having an address at 540 Madison Avenue, 19th Floor, New York, New York 10022, as depositor (the “Depositor”), and WELLS FARGO BANK, N.A., a national banking association having an address at 751 Kasota Avenue, Minneapolis, Minnesota 55414, Attention: Client Manager- Oaks Mortgage Trust 2015-2, as custodian (the “Custodian”).

WITNESSETH

WHEREAS, the Depositor has agreed to transfer certain conventional fixed-rate mortgage loans (the “Mortgage Loans”) to the Trustee, pursuant to the terms and conditions of the Pooling and Servicing Agreement, dated as of November 1, 2015 (the “Pooling and Servicing Agreement”), among the Depositor, the Trustee and Wells Fargo Bank, N.A. as master servicer and securities administrator;

WHEREAS, the Servicers (as defined below) are to service the Mortgage Loans pursuant to the terms and conditions of the related Servicing Agreement, as applicable, and the Trustee will retain record title to the Mortgage Loans; and

WHEREAS, the Custodian is a national banking association and is otherwise authorized to act as Custodian pursuant to this Custodial Agreement.

NOW THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

Section 1.          Definitions.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement, a copy of which has been received by the Custodian.

AAR Agreement: Each securitization assignment, assumption and recognition agreement dated November 10, 2015, among an Originator, FOAC, as assignor, and the Trustee.

Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein or if the related Mortgage has been recorded in the name of MERS or its designee, such actions as are necessary to cause the Trust or its designee to be shown as the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

Authorized Representative: Any person identified by the Trustee as its duly authorized representative on Exhibit 4 hereto.

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the States of Maryland, Delaware, Minnesota or New York, (iii) a day on which banking institutions in the States of Maryland, Delaware, Minnesota or New York, or any city in which the Corporate Trust Office of the Trustee or the Securities Administrator is located, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Cenlar: Cenlar FSB.

Cenlar Servicing Agreement: The Flow Mortgage Loan Securitization Subservicing Agreement dated April 1, 2015 among FOAC, Cenlar and Five Oaks Investment Corp., as guarantor, and the Servicing Assignment Assumption and Recognition Agreement dated November 10, 2015 among Cenlar, FOAC, Depositor and the Trustee and acknowledged and agreed to by Five Oaks Investment Corp., as guarantor and, with respect to certain Sections thereof, by the Master Servicer.

Co-op Lease: With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

Co-op Loan: A Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and a collateral assignment of the related Co-op Lease.

Closing Date: November 10, 2015.

Credit Document: As defined in 2(b) of this Custodial Agreement.

Credit File: With respect to each Mortgage Loan, the electronic image of each related Credit Document plus any Miscellaneous Images delivered therewith.

Credit File Certification: The certificate to be delivered pursuant to Section 2(b) in the form of Exhibit 7.

Credit File Exception: As defined in Section 2(b) of this Custodial Agreement.

Credit File Exception Report: As defined in Section 2(b) of this Custodial Agreement.

Custodial File: As to each Mortgage Loan, the mortgage loan documents which are required to be delivered to the Custodian or which at any time come into the possession of the Custodian, as set forth in Section 2(a) of this Custodial Agreement.

Custodian: Wells Fargo Bank, N.A., or its successor in interest or assigns, or any successor to the Custodian under this Custodial Agreement as herein provided. Wells Fargo Bank, N.A. will perform its duties as Custodian hereunder through its Document Custody division.

Delivery Date: The date which occurs five (5) Business Days prior to the Closing Date or such other date as mutually agreed upon by the Depositor, the Trustee, and the Custodian.

Designated Agent: The party identified in writing to the Custodian by an Authorized Representative of the Trustee

FOAC: Five Oaks Acquisition Corp.

Lost Note Affidavit: A lost note affidavit, substantially in the form annexed hereto as Exhibit 6.

Master Servicer: Wells Fargo Bank, N.A., a national banking association organized under the laws of the United States in its capacity as Master Servicer and any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS Event: The occurrence of any of the following events: (i) a monthly payment on a MERS Mortgage Loan that has not been received within 60 days of its Due Date; (ii) a court of competent jurisdiction in a particular state rules that MERS is not an appropriate, permissible or authorized system for transferring ownership of Mortgage Loans in that state; or (iii) (A) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against MERS, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or (B) MERS shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to MERS or of or relating to all or substantially all of its property; or (C) MERS shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations. With respect to the event described in clause (ii), a MERS Event will be deemed to have occurred with respect to all Mortgage Loans in the related state, and with respect to any of the events described in clause (iii), a MERS Event will be deemed to have occurred with respect to all of the Mortgage Loans.

MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

MERS® System: The system of recording transfers of mortgages electronically maintained by MERS.

Miscellaneous Images: Any imaged document in the Credit File for a Mortgage Loan that is not a Credit Document.

Mortgage Loan: The mortgage loan relating to each Custodial File sold, assigned or transferred pursuant to this Custodial Agreement and identified on the Mortgage Loan Schedule attached hereto as Exhibit 5, as such Mortgage Loan Schedule may be supplemented from time to time.

Mortgage: A mortgage, deed of trust or other instrument creating a first lien on, or first priority ownership interest in, an estate in fee simple in real property securing a Mortgage Note, together with improvements thereto; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien upon a leasehold estate of the Mortgagor.

Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor secured by (i) a Mortgage under a Mortgage Loan or (ii) Cooperative Shares and a Proprietary Lease under a Mortgage Loan.

Mortgagor: The obligor on a Mortgage Note.

Originator: With respect to each Mortgage Loan, the related originator, which is defined as “Company” under the related AAR Agreement, and any successor thereto.

Originator Underwriting Guidelines: The related underwriting guidelines of each Originator related to the Mortgage Loans.

PHH: PHH Mortgage Corporation.

PHH Servicing Agreement: The Five Oaks Securitization Program Servicing Agreement, dated April 1, 2015 between FOAC and PHH, the Mortgage Loan Servicing Standard Terms and Conditions dated April 1, 2015 between FOAC and PHH, and the Trust Servicing Supplement, dated November 1, 2015 among FOAC, the Trustee, and PHH.

Request for Electronic Images: A request for release of any imaged documents in the Credit File for any Mortgage Loan in the form attached hereto as Exhibit 9.

Servicer: Each of Cenlar, PHH, Shellpoint and SPS, as applicable, or any successor in interest thereto including any successor servicer thereto.

Servicing Agreement: Each of the Cenlar Servicing Agreement, PHH Servicing Agreement, Shellpoint Servicing Agreement, and SPS Servicing Agreement, as applicable.

Shellpoint: New Penn Financial, LLC d/b/a Shellpoint Mortgage Servicing.

Shellpoint Servicing Agreement: The Five Oaks Securitization Program Servicing Agreement dated April 1, 2015 between FOAC and Shellpoint, the Mortgage Loan Servicing Standard Terms and Conditions dated April 1, 2015 between FOAC and Shellpoint, and the Trust Servicing Supplement dated November 1, 2015 among FOAC, the Trustee, and Shellpoint.

SPS: Select Portfolio Servicing, Inc.

SPS Servicing Agreement: The Five Oaks Securitization Program Servicing Agreement dated November 1, 2015 between FOAC and SPS, the Mortgage Loan Servicing Standard Terms and Conditions dated November 1, 2015 between FOAC and SPS, and the Trust Servicing Supplement dated November 1, 2015 among FOAC, the Trustee and SPS.

Trustee: Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, not individually, but solely in its capacity as Trustee under the Pooling and Servicing Agreement or its assigns.

Trust Receipt: With respect to each Custodial File, either a trust receipt and Initial Certification or a trust receipt and Final Certification.

Trust Receipt and Initial Certification: A trust receipt and initial certification as to each Mortgage Loan, which Trust Receipt and Initial Certification is delivered to the Trustee and the Depositor by the Custodian in the form annexed hereto as Exhibit 1.

Trust Receipt and Final Certification: A trust receipt and final certification as to each Mortgage Loan, which Trust Receipt and Final Certification is delivered to the Trustee and the Depositor by the Custodian in the form annexed hereto as Exhibit 2.

Underwriting Guidelines: As defined in 2(b) of this Custodial Agreement.

Section 2.          Delivery of Custodial Files and Credit Files.

(a)         The Depositor shall deliver and release or cause to be delivered and released to the Custodian on the Delivery Date the following documents pertaining to each of the Mortgage Loans identified in the related Mortgage Loan Schedule:

With respect to any Mortgage Loan:

(i)          The original Mortgage Note endorsed to the order of the Trustee or in blank with all prior and intervening endorsements as may be necessary to show a complete chain of endorsements, or a Lost Note Affidavit, substantially in the form annexed hereto as Exhibit 6, in lieu thereof, with a copy of the original Mortgage Note attached.

(ii)         The original recorded Mortgage, or if the original Mortgage has been submitted for recordation but has not been returned by the applicable public recording office, a certified copy thereof.

(iii)        In the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original Assignment of Mortgage to the Trustee or in blank, in recordable form.

(iv)        Each original recorded intervening Assignment of Mortgage as may be necessary to show a complete chain of title, or if any assignment has been submitted for recordation but has not been returned from the applicable public recording office or is otherwise not available, a certified copy thereof.

(v)         An original or copy of policy of title insurance or, if the policy has not yet been issued, a copy of the written commitment or interim binder issued by the title insurance company.

(vi)        The original or certified copies of assumption agreement, modification agreement, written assurance or substitution agreement, if any.

(vii)       Originals or copies of each power of attorney, surety agreement and guaranty agreement, if any.

(viii)      The original or a copy of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any.

(ix)         With respect to Mortgage Loans designated as Co-op Loans on the Mortgage Loan Schedule: (i) a copy of the Co-op Lease and the assignment of such Co-op Lease to the Trustee or in blank, with all intervening assignments showing a complete chain of title and an assignment thereof by last endorsee; (ii) the stock certificate together with an undated stock power relating to such stock certificate executed in blank; (iii) the recognition agreement; and (iv) copies of the financing statement filed by the Originator as secured party and, if applicable, a copy of a filed UCC-3 assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 assignment of such security interest by the last endorsee in a form sufficient for filing.

Notwithstanding the foregoing, in the event that any of the foregoing documents set forth in Section 2(a) with respect to any Mortgage Loan are (i) in the possession of a foreclosure or bankruptcy attorney or a Servicer, a bailee letter from such foreclosure or bankruptcy attorney or such Servicer, as applicable, which itemizes the documents in the foreclosure or bankruptcy attorney’s or such Servicer’s possession shall be acceptable in lieu of the delivery requirements set forth above or (ii) in the possession of a Servicer in connection with a Mortgage Loan that has or will be paid in full, a document attestation from such Servicer shall be acceptable in lieu of the delivery requirements set forth above.

(b)          Custody of Credit Files and Underwriting Guidelines

(i)       Delivery of Credit Files and Underwriting Guidelines. Within sixty (60) Business Days following the Closing Date, the Depositor shall deliver or cause to be delivered to the Custodian, in form and method reasonably acceptable to the Custodian, (i) an imaged copy of the complete Credit File for each Mortgage Loan and (ii) the Underwriting Guidelines. The Custodian hereby acknowledges that the Credit Files and the Underwriting Guidelines will be held by the Custodian for the benefit of the Trustee.

(ii)        Review of Credit File. The Custodian shall review each Credit File for the following items:

(a)        Mortgage Loan application;

(b)        Mortgage Loan property appraisal; and

(c)        HUD-1 Settlement Statement (collectively with (a) and (b), the “Credit Documents” and each, a “Credit Document”).

In addition, the Custodian shall confirm that the Credit File for each Mortgage Loan includes at least one (1) Miscellaneous Image. For clarification, the Depositor shall deliver or cause to be delivered the complete Credit File (which may contain any number of Miscellaneous Images), but the Custodian shall only be responsible in its review for confirming that the Credit File contains the Credit Documents and at least one (1) Miscellaneous Image.

The Custodian shall report to the Depositor and Trustee any Credit File Exceptions with respect to the Credit Files within 45 Business Days following the Custodian’s receipt of the Credit Files. If the Credit Files have not been received by the Custodian, the Custodian will report on the missing Credit Files no later than 105 Business Days following the Closing Date.

A “Credit File Exception” shall exist if any image listed in (a), (b) or (c) above is not included in the Credit File, or if the Credit File does not include at least one (1) Miscellaneous Image. The parties hereto agree that nothing contained in this Section 2(b)(ii) is intended to obligate or otherwise require the Custodian to confirm or verify receipt of any images in a Credit File other than the Credit Documents and at least one (1) Miscellaneous Image. The Custodian shall have no obligation to review, report or otherwise confirm the presence or existence of more than one (1) Miscellaneous Image. The Custodian makes no representations as to, and shall not be responsible for verifying (i) the validity, legality, enforceability, perfectibility, due authorization, recordability, sufficiency, or genuineness of any of the Credit Files or (ii) the collectability, insurability, effectiveness or suitability of any such Credit Files.

(iii)        Credit File Certifications and Reports. Upon the completion of its review of the Credit Files pursuant to Section 2(b)(ii) hereof, the Custodian shall deliver to the Depositor, and the Trustee (in electronic format), a Credit File Certification in the form of Exhibit 7, in which the Custodian shall certify (subject to any Credit File Exceptions on the Credit File Exception Report as described below) that (i) it is in receipt of a Credit File for each Mortgage Loan, (ii) each Credit File includes the Credit Documents and at least one (1) Miscellaneous Image, and (iii) such Credit Files are held for the benefit of the Trustee

If the Custodian determines that any Credit File Exception exists with respect to a Credit File, the Custodian shall note such Credit File Exception on the schedule of Credit File Exceptions (the “Credit File Exception Report”) attached to the Credit File Certification. Each Credit File Exception Report shall be superseded by a subsequently issued Credit File Exception Report and shall replace the then existing Credit File Exception Report.

In the event a Credit File Certification is lost, destroyed, or otherwise unavailable or a revised Credit File Certification is required, upon written request to the Custodian, the Custodian shall issue a new Credit File Certification. Upon the issuance of a new Credit File Certification, the prior Credit File Certification for such Credit Files shall be deemed canceled.

(iv)        Requests for Credit Files. Upon receipt of a request for release in the form of Exhibit 9 from the Trustee in a mutually agreed upon format, the Custodian shall, within five (5) Business Days of receipt of such request, deliver electronic images of the requested Credit Files to the Trustee or its designated agent. The designated agent must be identified to the Custodian in advance by the Trustee in writing by an Authorized Representative of the Trustee. The Custodian shall not be required to provide any physical copies of any of the Credit Files to any requesting party.

(v)         Report Requests. Upon the written request of the Depositor or the Trustee, the Custodian shall, not later than one (1) Business Day after receipt of such request, provide to the Depositor or the Trustee, as the case may be, a list of all of the Mortgage Loans for which the Custodian holds a Credit File pursuant to this Custodial Agreement and the most recent Credit File Exception Report relating to the Credit Files.

(vi)        Retention of Underwriting Guidelines. The Custodian hereby agrees to hold the underwriting guidelines (“Underwriting Guidelines”) that it receives from the Depositor. The Depositor shall cause the Underwriting Guidelines to be delivered to the Custodian in a mutually agreeable format and clearly labeled as the “Underwriting Guidelines.” The Custodian shall not conduct, and shall not be responsible for conducting, any review of the Underwriting Guidelines. The Custodian’s sole responsibility regarding the Underwriting Guidelines shall be to hold the Underwriting Guidelines received from the Depositor in custody for the benefit of the Trustee, and the Custodian hereby acknowledges that the Underwriting Guidelines shall be held by the Custodian as the duly appointed agent of the Trustee. The Custodian shall certify receipt of the Underwriting Guidelines in the Credit File Certification delivered to the Depositor and the Trustee.

Upon the Custodian’s receipt of a written request from the Trustee or the Depositor for a copy of the Underwriting Guidelines, the Custodian shall promptly deliver (no later than five (5) Business Days from the receipt of such request) a copy of the Underwriting Guidelines to the requesting party.

With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned in time to permit their delivery hereunder at the time required, in lieu of delivering such recorded documents, the Depositor shall deliver or shall cause to be delivered to the Custodian a copy thereof certified as a true, correct and complete copy of the original which has been transmitted for recordation; provided, however, that if such copy is delivered to the Custodian, the Custodian shall list such copy as an exception on the exception report. The Depositor shall deliver or shall cause to be delivered such recorded documents to the Custodian promptly when they are received.

Upon the occurrence of a MERS Event with respect to any or all of the Mortgage Loans, the related Servicer shall deregister such Mortgage Loans from MERS and cause MERS to prepare an Assignment of Mortgage within timeframe set forth in the related Servicing Agreement with respect to each such Mortgage Loan in the name of the Trustee on behalf of the Certificateholders, and any other notice, document or instrument as may be necessary to effect or evidence the transfer of each such related Mortgage to the Trustee on behalf of the Certificateholders. The related Servicer shall deliver each such Assignment of Mortgage to the Custodian for inclusion in the related Custodial File.

Section 3.          Custodian as Bailee.

The Custodian hereby acknowledges that it is, and agrees to act as, bailee for the Trustee and is holding each Custodial File and Credit File delivered to it in trust for the Trustee.

Section 4.          Trust Receipt and Closing Date Certifications of the Custodian.

(a)          No later than 11:00 a.m. Eastern Time on the Closing Date, the Custodian shall deliver to the Trustee, the Master Servicer, FOAC and the Depositor a Trust Receipt and Initial Certification certifying, subject to any exceptions noted thereon, as to each Mortgage Loan, (i) all documents required to be delivered to it pursuant to Section 2(a) above are in its possession; and (ii) such documents have been reviewed by it and appear regular on their face and related to such Mortgage Loan.

(b)          Upon the written directions of the Trustee, the Master Servicer or a related Servicer in accordance with the terms of this Custodial Agreement, the Pooling and Servicing Agreement or the Servicing Agreements, as applicable, the Custodian shall deliver all or any portion of the related Custodial Files held by it pursuant to such Trust Receipt to the Trustee and/or to the requesting party, or to such other party designated by the requesting party in such written direction, and to the place indicated in any such written direction from the requesting party.

(c)          The Depositor hereby certifies to the Custodian that, notwithstanding anything to the contrary in this Custodial Agreement, the review contemplated by this Section 4 (the “Review”) is a review to be performed by the Custodian solely for the purpose of acknowledging receipt of Custodial Files by the Custodian. Any custodial certification (“Certification”) related to such Review prepared by the Custodian and furnished to the Depositor is produced solely in connection with this purpose. The Depositor did not engage the Custodian to perform the Review, produce the Certification or perform any of the services in this Custodial Agreement for the purpose of making findings with respect to the accuracy of the information or data regarding the Mortgage Loans provided to the Custodian by the Depositor for the Review as contemplated by Rule 17g-10 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Given the purpose and scope of the Custodian’s services (including the Review and any Certification) under this Custodial Agreement and given the treatment and use of the Review and Certification by the Depositor, the Depositor and the Custodian agree that the Custodian’s Review is not commonly understood in the market to be “due diligence services” for purposes of Rule 17g-10. The Depositor does not consider the Review and the Certification to be “due diligence services” for purposes of Rule 17g-10, and unless the Depositor notifies the Custodian to the contrary, the Depositor will not treat the Certification as a “third-party due diligence report” for purposes of Rule 15Ga-2 under the Exchange Act. The Depositor hereby acknowledges that the Custodian is relying on this certification for purposes of determining that its Review does not constitute “due diligence services” under Rule 17g-10.

Section 5.          Obligations of the Custodian.

With respect to the Mortgage Note, the Mortgage and the Assignment of Mortgage and other documents constituting each Custodial File and Credit File which is delivered to the Custodian or which come into the possession of the Custodian, the Custodian is the custodian for the Trustee exclusively. The Custodian shall hold all mortgage documents received by it constituting the Custodial File, and the Credit File, for the exclusive use and benefit of the Trustee, and shall make disposition thereof only in accordance with this Custodial Agreement and the instructions furnished by the Trustee, Master Servicer or Servicers, as applicable, in accordance with the terms of this Custodial Agreement, the Pooling and Servicing Agreement and the Servicing Agreements. The Custodian shall segregate and maintain continuous custody of all mortgage documents constituting the Custodial File in secure and fire-resistant facilities in accordance with customary standards for such custody. The Custodian shall not be responsible to verify (i) the validity, legality, ownership, title, enforceability, recordability, priority, perfection, sufficiency, due authorization or genuineness of any document in the Custodial File, the Credit File or of any Mortgage Loans or (ii) the collectability, insurability, effectiveness, including the authority or capacity of any Person to execute or issue any document in the Custodial File or Credit File, or suitability of any Mortgage Loan unless specified otherwise in this Custodial Agreement. The Custodian shall promptly report to the Trustee any failure on its part to hold the Custodial Files or Credit Files or maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy such failure. The Custodian shall use the same degree of care and skill as is reasonably expected of financial institutions acting in comparable capacities; provided that the foregoing shall not be interpreted to impose upon the Custodian a higher standard of care than that set forth in this Custodial Agreement.

Section 6.          Final Certification.

Not later than 270 days following the Closing Date the Custodian shall ascertain that all documents specified in Section 2(a) of this Custodial Agreement are in its possession, and shall deliver to the Trustee, the Master Servicer, FOAC and the Depositor a Trust Receipt and Final Certification certifying, subject to any exceptions noted thereon that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification): (i) all documents required to be delivered to it pursuant to Sections 2(a)(i)-(v) and (ix) and, to the extent delivered to the Custodian, Sections 2(a)(vi)-(viii) of the Custodial Agreement, are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and related to such Mortgage Loan; and (iii) each Mortgage Note has been endorsed as provided in Section 2(a)(i) of this Custodial Agreement and each Assignment of Mortgage is executed in accordance with Section 2(a)(iii) of this Custodial Agreement.

Section 7.          Future Defects.

During the term of this Custodial Agreement, if Custodian discovers any defect with respect to the Custodial Files, Custodian shall promptly give written specification of such defect to the Trustee, the Depositor, the Master Servicer and the related Servicer. For purposes of this section, “defect” shall mean a failure of a document to be returned to the Custodian upon release to the applicable Servicer pursuant to Section 8, and the applicable Servicer shall be solely responsible for curing such defect.

Section 8.          Release for Servicing.

From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans, the Custodian is hereby authorized, upon written receipt from the related Servicer of a request for release of documents and receipt in the form annexed hereto as Exhibit 3, to release to such Servicer the related Custodial File or the documents set forth in such request and receipt to such Servicer. The related Servicer promptly shall return to the Custodian the Custodial File or other such documents when such Servicer’s need therefor no longer exists, unless the related Mortgage Loan shall be liquidated, in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation from the related Servicer to the Custodian in the form annexed hereto as Exhibit 3, the related Servicer’s request and receipt submitted pursuant to the first sentence of this Section 8 shall be released and the Custodian shall have no further obligations in connection therewith.

In the event that the Custodian fails to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Mortgage Loan that the Custodian was required to review, and was in its possession for purposes of review pursuant to this Custodial Agreement, within five (5) Business Days after requested by a Servicer (a “Custodial Delivery Failure”), and provided, that (i) the Custodian previously delivered a Trust Receipt and Initial Certification with respect to such Mortgage Loan which did not list such document as an exception; and (ii) such document is not outstanding pursuant to a request for release of documents and receipt in the form annexed hereto as Exhibit 3 or delivered pursuant to written directions of the Trustee under Section 4(c), then the Custodian shall (x) with respect to any missing Mortgage Note, promptly deliver to the Trustee, upon request, a Lost Note Affidavit in the form annexed hereto as Exhibit 6 and indemnify the Trust, its successors and assigns as set forth therein, and (y) with respect to any Assignment of Mortgage or other missing document related to a Mortgage Loan required to be reviewed but not identified as an exception or released or delivered as described in clause (ii) above, indemnify and hold harmless, from the Custodian’s own funds, the Trust and the applicable Servicer for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including, without limitation, reasonable attorney’s fees, that may be imposed on, incurred by, or asserted against them in any way relating to or arising out of such Custodial Delivery Failure, in each case subject to the first paragraph of Section 26.

Section 9.          Limitation on Release.

The foregoing provision respecting release to the related Servicer of the Custodial Files and documents by the Custodian upon request by such Servicer shall be operative only to the extent that at any time the Custodian shall not have released to such Servicer active Custodial Files or documents (including those requested) pertaining to more than 15% of the Mortgage Loans in the Trust Fund serviced by the related Servicer, as determined by the related Servicer. Any additional Custodial Files or documents requested to be released by the related Servicer may be released only upon written authorization of the Depositor. The limitations of this paragraph shall not apply to the release of Custodial Files to the related Servicer under Section 10 below.

Section 10.         Release for Payment.

Upon receipt by the Custodian of a Servicer’s request for release of documents and receipt in the form annexed hereto as Exhibit 3, the Custodian shall promptly release the related Custodial File to the related Servicer.

Section 11.         Fees of Custodian.

The fees of the Custodian for its services under this Custodial Agreement, together with the Custodian’s expenses in connection herewith subject to the Extraordinary Trust Expenses limits, shall be paid by the Master Servicer from the Master Servicing Fee (with the exception of conference room fees and extraordinary time charges, which shall be the obligation of the party requesting such services) in accordance with the terms of the Pooling and Servicing Agreement. The obligation to pay the Custodian such fees and reimburse the Custodian for such expenses in connection with services provided by the Custodian shall survive the termination of this Custodial Agreement and the resignation or removal of the Custodian.

Section 12.         Removal of Custodian.

The Trustee, with cause, may upon at least 60 days’ notice remove and discharge the Custodian from the performance of its duties under this Custodial Agreement by written notice from the Trustee to the Custodian. Having given notice of such removal, the Trustee promptly shall appoint a successor custodian (which may be the Trustee or an affiliate of the Trustee) hereunder to act on behalf of the Trustee by written instrument, one original counterpart of which instrument shall be delivered to the Trustee and an original to the successor custodian (with a copy to the Master Servicer and each Servicer), provided that any such successor custodian shall meet the criteria set forth in the following paragraph. In the event of any such removal, the Custodian shall promptly transfer to the successor custodian, as directed, all Custodial Files being administered under this Custodial Agreement. In the event of any such appointment, the Master Servicer shall be responsible for the fees and expenses of the existing and successor custodian. If the Trustee removes the Custodian for cause, the Custodian shall be responsible for all expenses incurred in the transmission of the Custodial Files to the successor custodian, the Custodian shall not charge any release fees that would otherwise be applicable and FOAC shall be responsible for any recertification fees of the successor custodian. In the event that no successor custodian is appointed within thirty (30) days after written notice of Custodian’s removal is received by the Trustee, the Master Servicer, the Depositor, and the Servicers, the Custodian may petition, at the Expense of the Trust, a court of competent jurisdiction to appoint a successor custodian or deliver, at its own expense, the Custodial Files to the Trustee. No termination of the Custodian shall be effective hereunder until the Trustee or a successor custodian satisfying the eligibility criteria hereunder acceptable to the Trustee and the Depositor has assumed the duties of Custodian under this Custodial Agreement. For purposes of this paragraph, “for cause” shall mean any material breach by the Custodian of its obligations hereunder.

Any successor custodian shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause any Rating Agency to reduce their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each of Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 12 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time a successor custodian shall cease to be eligible in accordance with the provisions of this Section 12, such successor custodian shall resign immediately and be replaced as specified in Section 22. The entity serving as successor custodian may have normal banking and trust relationships with the Depositor and its affiliates or each Servicer and its affiliates; provided, however, that the successor custodian cannot be an affiliate of FOAC, the Depositor or the Servicers.

Section 13.         Transfer of Custodial Files.

(a)          Upon written request of the Trustee, the Custodian shall release to such Persons as the Trustee shall designate the Custodial Files relating to such Mortgage Loans as the Trustee shall request.

(b)          In the event that (i) the Trustee or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Custodial File or Credit File or portion thereof, or the Originator Underwriting Guidelines, or (ii) a third party shall institute any court proceeding pursuant to which any Custodial File or Credit File or portion thereof, or the Originator Underwriting Guidelines shall be required to be delivered otherwise than in accordance with the provisions of this Custodial Agreement, the Trustee or the Custodian, as applicable, shall promptly deliver or cause to be delivered to the Depositor and the Trustee copies of all such court papers, orders, documents and other materials related to such proceedings. The Custodian shall, to the extent permitted by law and any applicable court order, continue to hold and maintain all Custodial Files, Credit Files and the Originator Underwriting Guidelines subject to such proceedings pending an order of a court of competent jurisdiction permitting or directing the disposition thereof. Upon final determination of such court, and if permitted by such determination, the Custodian shall dispose of such Custodial Files or Credit Files or applicable portion thereof, or any such Originator Underwriting Guidelines, as directed in writing by the Trustee, which direction shall be consistent with such court determination.

Section 14.         Examination of Custodial Files.

Upon reasonable prior notice to the Custodian but not less than two (2) Business Days’ notice, the Trustee and its agents, accountants, attorneys, auditors and designees will be permitted during normal business hours to examine the Custodial Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans. The Custodial Files shall be maintained at Wells Fargo Bank, N.A., 751 Kasota Avenue, Minneapolis, Minnesota 55414 or at such other location as the Custodian may designate in writing to the Trustee.

Section 15.         Insurance of Custodian.

At its own expense, the Custodian shall maintain at all times during the existence of this Custodial Agreement and keep in full force and effect such insurance in amounts, with standard coverage and subject to deductibles, as is customary for insurance typically maintained by banks which act as custodian. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Company’s & Servicers Guide. Upon request, the Custodian shall provide evidence satisfactory to the Trustee, Master Servicer and Servicers that such insurance is in full force and effect.

Section 16.         Representations and Warranties.

(a)          The Custodian represents, warrants, and covenants that:

1.	The Custodian is (i) a national banking association duly organized, validly existing and in good standing under the laws of the United States and (ii) duly qualified and in good standing has the power and authority to execute, deliver and comply with its obligations under the terms of this Custodial Agreement. Nothing in this Custodial Agreement shall be deemed to impose on the Custodian any duty to qualify to do business in any jurisdiction, other than (i) any jurisdiction where any Mortgage Loan is or may be held by the Custodian from time to time hereunder, and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or its property or business or on the ability of the Custodian to perform it duties hereunder.

2.	The execution, delivery and performance of this Custodial Agreement have been duly authorized by all necessary corporate action and the execution and delivery of this Custodial Agreement by the Custodian in the manner contemplated herein and the performance of and compliance with the terms hereof by it will not (i) to the best of its knowledge, violate, contravene or create a default under any applicable laws, licenses or permits, or (ii) violate, contravene or create a default under any charter document or bylaw of the Custodian or, to the best of the Custodian’s knowledge, any contract, agreement or instrument to which the Custodian or by which any of its property may be bound and will not result in the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its property.

3.	The execution and delivery of this Custodial Agreement by the Custodian and the performance of and compliance with its obligations and covenants hereunder do not require the consent or approval of any governmental authority, or, if such consent or approval is required, it has been obtained.

4.	This Custodial Agreement, and each certification issued hereunder, when executed and delivered by the Custodian will constitute valid, legal and binding obligations of the Custodian, enforceable against the Custodian in accordance with their respective terms, except (i) as the enforcement thereof may be limited by applicable debtor relief laws and (ii) that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law.

5.	Unless the Custodian notifies the Trustee and the Depositor in writing not less than thirty (30) days prior to any transfer of the Mortgage Files, such files will be held by the Custodian, in the Custodian’s sole discretion, in the State of Minnesota.

6.	The Custodian is a depository institution or a trust company subject to supervision or examination by a federal or state authority and has the combined capital and surplus of at least $50 million.

7.	To the best of the knowledge of the Custodian, no litigation is pending or threatened against the Custodian that, if determined adversely to the Custodian, would prohibit the Custodian from entering into this Custodial Agreement or that, in the Custodian’s good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Custodian to perform its obligations under this Custodial Agreement or the financial condition of the Custodian.

The foregoing representations and warranties shall survive the termination or assignment of this Custodial Agreement.

(b)          The Depositor represents, warrants, and covenants that:

1.	The Depositor is (i) a limited liability company duly organized, validly existing and in good standing under the laws governing its creation and existence and (ii) duly qualified and in good standing and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under the terms of this Custodial Agreement.

2.	The execution, delivery and performance of this Custodial Agreement have been duly authorized by all necessary corporate action and the execution and delivery of this Custodial Agreement by the Depositor in the manner contemplated herein and the performance of and compliance with the terms hereof by it will not (i) violate, contravene or create a default under any applicable laws, licenses or permits to the best of its knowledge, or (ii) violate, contravene or create a default under any charter document or bylaw of the Depositor or, to the best of the Depositor’s knowledge, any contract, agreement or instrument to which the Depositor or by which any of its property may be bound and will not result in the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its property.

3.	The execution and delivery of this Custodial Agreement by the Depositor and the performance of and compliance with its obligations and covenants hereunder do not require the consent or approval of any governmental authority, or, if such consent or approval is required, it has been obtained.

4.	To the best of the knowledge of the Depositor, no litigation is pending or threatened against the Depositor that, if determined adversely to the Depositor, would prohibit the Depositor from entering into this Custodial Agreement or that, in the Depositor’s good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Depositor to perform its obligations under this Custodial Agreement or the financial condition of the Depositor.

The foregoing representations and warranties shall survive the termination or assignment of this Custodial Agreement.

(c)          The Trustee represents, warrants, and covenants that:

1.	The Trustee is (i) a federal savings bank duly organized, validly existing and in good standing under the laws of the United States and (ii) duly qualified and in good standing and has the power and authority to execute, deliver and comply with its obligations under the terms of this Custodial Agreement.

2.	The execution, delivery and performance of this Custodial Agreement have been duly authorized by all necessary corporate action and the execution and delivery of this Custodial Agreement by the Trustee in the manner contemplated herein and the performance of and compliance with the terms hereof by it will not (i) to the best of its knowledge, violate, contravene or create a default under any applicable laws, licenses or permits of the State of Delaware or of the United States of America governing its banking or trust powers, or (ii) violate, contravene or create a default under any charter document or bylaw of the Trustee or, to the best of the Trustee’s knowledge, any contract, agreement or instrument to which the Trustee or by which any of its property may be bound and will not result in the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its property.

3.	The execution and delivery of this Custodial Agreement by the Trustee and the performance of and compliance with its obligations and covenants hereunder do not require the consent or approval of any governmental authority of the State of Delaware or of the United States of America governing its banking or trust powers, or, if such consent or approval is required, it has been obtained.

4.	To the best of the knowledge of the Trustee, no litigation is pending or threatened against the Trustee that, if determined adversely to the Trustee, would prohibit the Trustee from entering into this Custodial Agreement or that, in the Trustee’s good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Custodial Agreement or the financial condition of the Trustee.

The foregoing representations and warranties shall survive the termination or assignment of this Custodial Agreement.

Section 17.         Counterparts; Entire Agreement.

For the purpose of facilitating the execution of this Custodial Agreement as herein provided and for other purposes, this Custodial Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

This Custodial Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Custodial Agreement may not be modified or amended other than by an agreement in writing signed by the parties hereto. The cost of any amendment entered into hereunder shall be paid by the Depositor.

Section 18.         Periodic Statements.

Upon the written request of the Trustee at any time, the Custodian shall provide to the Trustee a list of all the Mortgage Loans and exception report for which the Custodian holds a Custodial File pursuant to this Custodial Agreement. Such list may be in a mutually agreeable electronic format.

Section 19.         Governing Law; Consent to Jurisdiction.

THIS CUSTODIAL AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY SUCH COURT, SOLELY FOR THE PURPOSE OF ANY SUIT, ACTION OR PROCEEDING BROUGHT TO ENFORCE ITS OBLIGATIONS UNDER THIS CUSTODIAL AGREEMENT OR RELATING IN ANY WAY TO THIS CUSTODIAL AGREEMENT OR ANY TRANSACTION UNDER THIS CUSTODIAL AGREEMENT.

Section 20.         Copies of Mortgage Documents.

Upon the written request of the Servicers or the Trustee, acting solely at the direction of the Servicers or a Certificateholder, the Custodian shall provide the Trustee or the Servicers with copies of the Mortgage Notes, Mortgages, Assignments of Mortgage and other documents relating to one or more of the Mortgage Loans serviced by the related Servicer (if the requesting party is a Servicer), and all expenses incurred by the Custodian in connection therewith shall be paid by the Trust from the Trust Fund.

Section 21.         No Adverse Interest of Custodian.

By execution of this Custodial Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Custodial Agreement shall hold, no interest adverse to the Trustee, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof.

Section 22.         Termination by Custodian.

The Custodian may terminate its obligations under this Custodial Agreement and resign upon at least 60 days’ prior written notice to the Trustee, the Master Servicer, the Depositor and the Servicers. In the event of such termination, the Trustee shall appoint a successor custodian and shall notify the Depositor, the Master Servicer and the Servicers of such appointment. The payment of such successor custodian’s fees and expenses shall be solely the responsibility of the Master Servicer. Upon such appointment, the Custodian shall promptly transfer at its expense (if the Custodian terminates without cause) to the successor custodian, as directed by the Trustee, all Custodial Files being administered under this Custodial Agreement. In the event that no successor custodian is appointed within thirty (30) days after written notice of Custodian’s resignation is received by the Trustee, the Master Servicer, the Depositor, and the Servicers, the Custodian may petition a court of competent jurisdiction to appoint a successor custodian or deliver the Custodial Files to the Trustee. Notwithstanding the foregoing, in the event of the Master Servicer’s failure to pay the fees or expenses to the Custodian within thirty (30) days of the delivery of an invoice therefor, the Custodian shall have the right to terminate this Custodial Agreement upon at least thirty (30) days’ prior written notice to the Trustee, the Master Servicer, the Depositor and the Servicers and thereupon deliver the Custodial Files to the Trustee. No termination or resignation of the Custodian shall be effective hereunder until the Trustee or a successor custodian satisfying the eligibility criteria hereunder acceptable to the Trustee and the Depositor has assumed the duties of Custodian under this Custodial Agreement.

Section 23.         Term of Agreement.

Unless terminated pursuant to Section 12 or Section 22 hereof, this Custodial Agreement shall terminate upon the final payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and the final remittance of all funds due under the Pooling and Servicing Agreement. In such event all documents remaining in the Custodial Files shall be released in accordance with the written instructions of the Trustee.

Section 24.         Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by the recipient party at the addresses shown on the first page hereof, and in the case of the Trustee, to the attention of Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, 500 Delaware Avenue, 11th Floor, Wilmington, Delaware 19801, Attention: Corporate Trust, Oaks Mortgage Trust Series 2015-2, and in the case of the Custodian, to the attention of Wells Fargo Bank, N.A. 751 Kasota Avenue, Minneapolis, Minnesota 55414, Attention: Client Manager- Oaks Mortgage Trust Series 2015-2 and with respect to the Master Servicer and the Servicers, the addresses set forth in Exhibit 8 of this Custodial Agreement, or at such other addresses as may hereafter be furnished to the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

Section 25.         Successors and Assigns.

The Custodian may assign its rights and obligations under this Custodial Agreement, in whole or in part, to any Affiliate; however, the Custodian agrees to notify the Trustee and the Depositor of any such assignment. “Affiliate” is defined as any entity that directly or indirectly is under common control with the Custodian, or is under contract to be under common control with the Custodian, and shall include a subsidiary or parent company of the Custodian.

This Custodial Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any person into which the Custodian may be merged or converted or with which the Custodian may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything to the contrary herein notwithstanding. Any assignee shall forward a list of authorized representatives to each party to this Custodial Agreement pursuant to Section 29 of this Custodial Agreement.

Section 26.         Indemnification.

Neither the Custodian nor any of its directors, affiliates, officers, agents, or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be authorized or within the discretion or the rights or powers conferred upon it by this Custodial Agreement, except for its or their own negligence, lack of good faith or willful misconduct. In no event under this Custodial Agreement (including exhibits hereto) shall the Custodian or its directors, affiliates, officers, agents, and employees be held liable for any special, indirect, consequential damages, resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

The Custodian agrees to indemnify and defend, from the Custodian’s own funds, and hold the Trustee and its directors, affiliates, officers, agents, and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney’s fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of the Custodian’s material breach of this Custodial Agreement caused by its negligence, lack of good faith or willful misconduct, unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Trustee because of the breach by the Trustee of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Trustee or any of its directors, affiliates, officers, agents, or employees. The indemnification set forth in this section shall survive any termination of this Custodial Agreement and the termination, resignation or removal of the Custodian.

The Custodian and any director, officer, employee or agent of the Custodian shall be indemnified by the Trust, subject to the limitations described in the definition of Extraordinary Trust Expenses as set forth and in accordance with the Pooling and Servicing Agreement, and held harmless against any loss, liability, damage, cost or expense (including, without limitation, attorneys’ fees and expenses) that may be incurred by, imposed on or asserted against it or them in any way except to the extent such any loss, liability, damage, cost or expense was incurred by, imposed on or asserted against the Custodian solely as a result of a breach by the Custodian of its obligations hereunder, which breach was caused by the negligence, lack of good faith or willful misconduct in the performance of any of the Custodian’s duties hereunder. The indemnification set forth in this section shall survive any termination or assignment of this Custodial Agreement and the termination, resignation or removal of the Custodian.

Section 27.         Reliance of Custodian.

In the absence of gross negligence or bad faith on the part of the Custodian, the Custodian may request and conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any data communications, magnetic tape, request, instructions, certificate, opinion, report, instrument, notice, request, direction, consent, order, auditor’s certificate, resolution or other document or paper furnished to the Custodian hereunder, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodial Agreement; but in the case of any request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms prima facie to the requirements of this Custodial Agreement. Any written instruction provided by a Servicer in accordance with this Custodial Agreement shall be deemed to have been provided by the appropriate Servicer. Except as otherwise described herein, the Custodian is entitled to conclusively rely on the accuracy of all information provided to it by any party to this Custodial Agreement or to the Pooling and Servicing Agreement, including without limitation any information used by the Custodian to prepare reports and certifications, and the Custodian shall have no duty to investigate, recompile, recalculate or otherwise verify the accuracy of any such information and shall have no liability for any error or inaccuracy in such reports or certifications resulting from the use of such information.

Section 28.         Transmission of Custodial Files.

Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with transmission of Custodial Files in the performance of the Custodian’s duties hereunder shall be delivered by the related Servicer to the Custodian prior to any shipment of any Custodial Files hereunder. The Trustee will arrange for the provision of such services at the reasonable cost and expense of the Trust (or, at the Custodian’s option, the Trust shall reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions). Without limiting the generality of the provisions of Section 26 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation, the Trustee arising out of actions of the Custodian consistent with instructions of the Trustee.

In the absence of written instructions, the Custodian may ship the Custodial Files by any nationally recognized courier and will be held harmless against any losses as stated in Section 26.

Section 29.         Authorized Representatives.

Each individual designated as an authorized representative of the Trustee, Cenlar, PHH, Shellpoint or SPS (each an “Authorized Representative”), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custodial Agreement on behalf of the Trustee, Cenlar, PHH, Shellpoint or SPS, as applicable, and the specimen signature for each such Authorized Representative of the Trustee, Cenlar, PHH, Shellpoint and SPS, initially authorized hereunder, is set forth on Exhibit 4 hereof. From time to time, each Servicer or the Trustee may, by delivering to the Custodian a revised exhibit, change the information previously given pursuant to this Section 29, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

Section 30.         Reproduction of Documents.

This Custodial Agreement and all documents relating thereto except with respect to the Custodial File, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 31.         Force Majeure.

The Custodian shall not be responsible for delays or failures in performance resulting from force majeure events beyond its commercially reasonable control. Such events shall include, without limitation, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters of a similar nature to the foregoing. The Custodian agrees that it shall give prompt notice (including a reasonable description of such force majeure event) to the Trustee, Master Servicer and Servicers upon the Custodian having actual knowledge of such event and shall use its best efforts to resume performance as promptly as practicable under the circumstances. The Custodian represents that it has developed and implemented a business continuity plan to address such force majeure events.

Section 32.         Limitations on the Responsibilities of the Custodian.

(i)          Except as otherwise provided herein, the Custodian shall be under no duty or obligation to inspect, review or examine the Custodial Files or Credit Files to determine that the contents thereof are appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face.

(ii)         The Custodian shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Custodial Agreement, other than for the Custodian’s compensation or for reimbursement of expenses.

(iii)        The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy, transferability or perfection of any lien upon or security interest in any Mortgage Loan or Custodial File.

(iv)        Any other provision of this Custodial Agreement to the contrary notwithstanding, the Custodian shall have no notice, and shall not be bound by any of the terms and conditions of any other document or agreement executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Custodial Agreement unless the Custodian is a signatory party to that document or agreement.

(v)         The duties and obligations of the Custodian shall only be such as are expressly set forth in this Custodial Agreement or as set forth in a written amendment to this Custodial Agreement executed by the parties hereto or their successors and assigns. In the event that any provision of this Custodial Agreement implies or requires that action or forbearance be taken by a party, but is silent as to which party has the duty to act or refrain from acting, the parties agree that the Custodian shall not be the party required to take the action or refrain from acting. In no event shall the Custodian have any responsibility to ascertain or take action except as expressly provided herein.

(vi)        The Custodian shall have no responsibility or duty with respect to any Custodial File while not in its physical possession, it being expressly understood and agreed that possession by the Custodian of any Custodial File shall not be imputed to the Custodian at any time such Custodial File has been released pursuant to a Request for Release of Documents or is in transit with a courier to or from the Custodian. If the Custodian requests instructions from the Trustee, the Master Servicer or a Servicer with respect to any action or failure to act in connection with this Custodial Agreement and such request is in writing, the Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Custodian shall have received written instructions from the Trustee, the Master Servicer or such Servicer without incurring any liability therefor to the Trustee, the Servicers, the Master Servicer or any other Person. Nothing in this Custodial Agreement shall be deemed to impose on the Custodian any duty to qualify to do business in any jurisdiction, other than (x) any jurisdiction where any Custodial File is held by the Custodian from time to time hereunder, and (y) any jurisdiction where its conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or on the ability of the Custodian to perform its duties hereunder.

(vii)       The Custodian may consult with counsel selected by the Custodian with regard to legal questions arising out of or in connection with this Custodial Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action reasonably taken, omitted or suffered by the Custodian in good faith and in accordance therewith.

(viii)      No provision of this Custodial Agreement shall require the Custodian to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if, in its sole judgment, it shall believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

(ix)         The Custodian shall have no duty to ascertain whether or not each amount or payment has been received by the Trustee or any third person.

(x)          Any written instructions provided to the Custodian by a Servicer in accordance with this Custodial Agreement shall be deemed to be provided by the appropriate Servicer.

(xi)         In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA PATRIOT Act of the United States and in accordance with Customer Identification Program requirements thereunder, the Custodian is required to obtain, verify, record and update certain information relating to individuals and entities which establishes a relationship or opens an account with the Custodian. Accordingly, each of the parties hereto agrees to provide to the Custodian upon its request from time to time such information and documentation as the Custodian may request that will help the Custodian to identify and verify each party’s identity, including without limitation each party’s name, physical address, tax identification number, organization documents, certificate of good standing, license to do business, or other pertinent identifying information.

(xii)        [Reserved].

(xiii)       The Custodian shall be under no obligation to take any action in the performance of its respective duties hereunder that would be in violation of applicable law.

(xiv)      The Custodian shall not be responsible for any act or omission of any other party to this Custodial Agreement (other than, to the extent the Custodian acts in one or more additional capacities under this Custodial Agreement or the Pooling and Servicing Agreement, with respect to any act or omission of such party in its other capacities hereunder or thereunder).

(xv)       Knowledge or information acquired by (i) Wells Fargo Bank, N.A. in its capacity as Custodian hereunder shall not be imputed to Wells Fargo Bank, N.A. in any other capacity in which it may act under the Pooling and Servicing Agreement, and (ii) any affiliate of Wells Fargo Bank, N.A., shall not be imputed to and vice versa.

(xvi)      The Custodian shall not be deemed to have actual or constructive knowledge of the contents of any report or other document delivered to it unless the Custodian is expressly required hereunder to review and confirm the accuracy of the contents thereof.

(xvii)     The Custodian shall not be charged with knowledge of any default hereunder unless the Custodian has received notice of such default.

Section 33.         Limitations on the Responsibilities of the Trustee.

It is expressly understood and agreed by the parties hereto that insofar as this Custodial Agreement is executed by the Trustee (i) this Custodial Agreement is executed and delivered by Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust (“Christiana Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by Christiana Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Christiana Trust, individually or personally, to perform any covenant either express or implied in this Custodial Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) Christiana Trust has made no investigation as to the accuracy or completeness of any representations and warranties made by the Trust in this Custodial Agreement, and (v) under no circumstances shall Christiana Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Custodian under this Custodial Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Custodial Agreement or any other related documents.

Section 34.         Waiver of Trial by Jury.

EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CUSTODIAL AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.

IN WITNESS WHEREOF, the Trustee, the Depositor and the Custodian have caused their names to be duly signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

WILMINGTON SAVINGS FUND SOCIETY, FSB, D/B/A CHRISTIANA TRUST, not in its individual capacity but solely as Trustee under the Pooling and Servicing Agreement for Oaks Mortgage Trust Series 2015-2

By:
Name:
Title:

OAKS FUNDING LLC,
as Depositor

By:
Name:
Title:

WELLS FARGO BANK, N.A.,
as Custodian

By:
Name:
Title:

Acknowledged and agreed:

CENLAR FSB	PHH MORTGAGE CORPORATION

By:	By:
Name:		Name:
Title:		Title:

NEW PENN FINANCIAL, LLC D/B/A	SELECT PORTFOLIO SERVICING, INC.
SHELLPOINT MORTGAGE SERVICING

By:	By:
Name:		Name:
Title:		Title:

Acknowledged and agreed:

FIVE OAKS ACQUISITION CORP.

By:
Name:
Title:

EXHIBIT 1

FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

[________], 2015

Oaks Funding LLC 540 Madison Avenue, 19th Floor New York, New York 10022	Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust as Trustee under the Pooling and Servicing Agreement 500 Delaware Avenue, 11th Floor Wilmington, Delaware 19801

Wells Fargo Bank, N.A. 9062 Old Annapolis Road Columbia, Maryland 21045-1951	Five Oaks Acquisition Corp. 540 Madison Avenue, 19th Floor New York, New York 10022

Re:	Oaks Mortgage Trust Series 2015-2, Mortgage Pass-Through Certificates, Series 2015-2, Custodial Agreement, dated as of November 1, 2015, among Christiana Trust, Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, as Trustee, Oaks Funding LLC, as Depositor, and Wells Fargo Bank, N.A., as Custodian

Ladies and Gentlemen:

In accordance with the provisions of Section 4 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that, except as indicated on the exception report attached hereto, pursuant to the Custodial Agreement, it has reviewed each Mortgage Loan listed in the Mortgage Loan Schedule and has determined that (i) all documents required to be delivered to it pursuant to the Custodial Agreement are in its possession; and (ii) such documents have been reviewed by it and appear regular on their face and related to such Mortgage Loan; The Custodian makes no representations as to (i) the validity, legality, ownership, title, enforceability, recordability, priority, perfection, sufficiency, due authorization or genuineness of any of the documents contained in each Custodial File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

The Custodian hereby confirms that it is holding each such Custodial File as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of the Trustee pursuant to the terms and conditions of the Custodial Agreement.

This Trust Receipt and Initial Certification is not divisible or negotiable.

 EX-1-1

The Custodian will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Trust Receipt and Initial Certification at its office at 751 Kasota Avenue, Minneapolis, Minnesota 55414, Attention: Client Manager- OAKS MORTGAGE TRUST SERIES 2015-2.

 EX-1-2

Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

WELLS FARGO BANK, N.A.
as Custodian

By:
Name:
Title:

 EX-1-3

EXHIBIT 2

FORM OF TRUST RECEIPT AND FINAL CERTIFICATION

Oaks Funding LLC 540 Madison Avenue, 19th Floor New York, New York 10022	Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust as Trustee under the Pooling and Servicing Agreement 500 Delaware Avenue, 11th Floor Wilmington, Delaware 19801

Wells Fargo Bank, N.A. 9062 Old Annapolis Road Columbia, Maryland 21045-1951	Five Oaks Acquisition Corp. 540 Madison Avenue, 19th Floor New York, New York 10022

Re:	Oaks Mortgage Trust Series 2015-2, Mortgage Pass-Through Certificates, Series 2015-2, Custodial Agreement, dated as of November 1, 2015, among Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, as Trustee, Oaks Funding LLC, as Depositor, and Wells Fargo Bank, N.A., as Custodian

Ladies and Gentlemen:

In accordance with the provisions of Section 6 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the exception report attached hereto) it has reviewed the Custodial Files and has determined that (i) all documents required to be delivered to it pursuant to Sections 2(a)(i)-(v) and (ix) and, to the extent delivered to the Custodian, Sections 2(a)(vi)-(viii) of the Custodial Agreement, are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and related to such Mortgage Loan; and (iii) each Mortgage Note has been endorsed as provided in Section 2(a)(i) of the Custodial Agreement and each Assignment of Mortgage is executed in accordance with Section 2(a)(iii) of the Custodial Agreement. The Custodian makes no representations as to (i) the validity, legality, ownership, title, enforceability, recordability, priority, perfection, sufficiency, due authorization or genuineness of any of the documents contained in each Custodial File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

The Custodian hereby confirms that it is holding each such Custodial File as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of Trustee pursuant to the terms and conditions of the Custodial Agreement.

This Trust Receipt and Final Certification is not divisible or negotiable.

 EX-2-1

The Custodian will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Trust Receipt and Final Certification at its office at 751 Kasota Avenue, Minneapolis, Minnesota 55414, Attention: Client Manager- Oaks Mortgage Trust Series 2015-2.

Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

WELLS FARGO BANK, N.A.,
as Custodian

By:
Name:
Title:

 EX-2-2

EXHIBIT 3

FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To:	Wells Fargo Bank, N.A., as Custodian

751 Kasota Avenue

Minneapolis, MN 55414

Attn:	Oaks Mortgage Trust Series 2015-2, Mortgage Pass-Through Certificates, Series 2015-2

Re:	Oaks Mortgage Trust Series 2015-2, Mortgage Pass-Through Certificates, Series 2015-2, Custodial Agreement, dated as of November 1, 2015, among Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, as Trustee, Oaks Funding LLC, as Depositor, and Wells Fargo Bank, N.A., as Custodian

All capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement (the “Agreement”) referenced above.

In connection with the administration of the pool of Mortgage Loans held by you as Custodian, we request the release, and acknowledge receipt, of the Custodial File/ for the Mortgage Loan described below, for the reason indicated.

Mortgagor’s Name, Address & Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (Check one)

___	Mortgage Loan Paid in Full

___	Mortgage Loan Liquidated

___	Mortgage Loan in Foreclosure

___	Permanent Release (Servicer hereby confirms that the requested documents shall be permanently released from custody and that Custodian shall have no further obligation in respect thereof under the Custodial Agreement) (explain basis for permanent release)

___	Other (explain)

[CENLAR FSB]

[PHH MORTGAGE CORPORATION]

[NEW PENN FINANCIAL, LLC D/B/A SHELLPOINT MORTGAGE SERVICING]

[SELECT PORTFOLIO SERVICING, INC.]

 EX-3-1

as Servicer

By:
Name:
Title:

 EX-3-2

EXHIBIT 4

AUTHORIZED REPRESENTATIVES OF WILMINGTON SAVINGS FUND SOCIETY, FSB, D/B/A CHRISTIANA
TRUST

See attached.

 EX-4-1

AUTHORIZED REPRESENTATIVES OF CENLAR FSB

See attached.

 EX-4-2

AUTHORIZED REPRESENTATIVES OF PHH MORTGAGE CORPORATION

See attached.

 EX-4-3

AUTHORIZED REPRESENTATIVES OF NEW PENN FINANCIAL, LLC D/B/A SHELLPOINT MORTGAGE
SERVICING

See attached.

 EX-4-4

AUTHORIZED REPRESENTATIVES OF SELECT PORTFOLIO SERVICING, INC.

See attached.

 EX-4-5

EXHIBIT 5

MORTGAGE LOAN SCHEDULE

CENLAR

Servicer ID	Originator Loan ID
49969165	257275
49969249	498791
49969371	509024
49969413	513560
49969447	492666
49969553	517482
49969579	522133
49969603	50557696
49969637	60723158
49969652	61706260
49969710	50547951
49969736	19705242
49969769	60722353
49969801	60722157
49969835	50560298
49969884	14711357
49969900	CH140930259
58343997	6000772209
58344045	6000779733
58344136	6000798691
58379215	6000719614
58379389	6000795895
64032451	7230045986
64032469	72300047826
66358839	510056
66358847	522257
66358862	509942
66358904	500671
66358946	514676
66359019	60723300
66359050	205495
66359092	505806
66359522	3000015523
66359597	30001702
66359639	528572

 EX-5-1

66359647	500938
66359696	50553173
66359720	1194199
66359860	14711661
66360017	50557279
66360082	50561781
66360207	50568683
66360553	533770
66360694	89233456
66360959	89678387
66361064	88722624
66361213	51500298
66361239	3000013213
66361247	30004874
66361254	50575757
66361262	50569270
66361296	19706632
66361304	642010
66361320	300003978
66361338	53500644
66361353	557752
66361361	521703
66361387	547136
66361395	88929468
66361411	210425
66361437	700006304
66361445	553034
66361452	209454
66361460	554536
66361478	2915010284
66361486	89517973
66361494	F021411M3134
66361510	550551
66361536	565422
66361551	89630594
66361577	89741748
66361601	16715399
66361619	50580798
66361635	3000044853
66361650	543492
66361676	88970958
66361684	90391756
66361700	89947352

 EX-5-2

66361718	89781652
66361726	50567681
66361742	209692
66361759	208989
66361775	212465
66361783	3000057871
66361791	2991502025
66361809	600006372
66361817	700006370
66361825	571077
66361833	574037
66361858	549770
66361866	213959
66361874	2411004713
66361890	558016
66361908	569746
66361916	89879126
66361940	600006611
66361957	90666207
66361965	90130790
66361973	569801
66361999	60726717
66362005	2252153038
66362021	213676
66362054	6301104239
66362062	214260
66362088	16717200
66362104	214935
66362112	214696
66362120	16715761
66362138	51500679
66362179	214977
66362187	6301103232
66362195	16713476
66362211	61708713
66362229	90908005
66362302	90742313
66362310	53500795
66362328	90899592
66362377	201015000000
71162630	636999
71162648	638678
71162655	640595

 EX-5-3

71162697	645203
71162705	645427
71162713	645856
71162721	646614
71162739	646824
71162770	650294
71162788	650747
71162796	651199
71162846	653980
71162903	655878
71162911	656030
71162937	657568
71162945	657783
71162952	658090
71162960	658504
71162994	658916
71163018	659004
71163026	659131
71163034	659273
71163042	659395
71163067	659832
71163083	660077
71163109	660219
71163117	660309
71163125	660466
71163133	660500
71163158	660533
71163166	660569
71163174	660705
71163182	660751
71163190	660854
71163208	660975
71163224	661073
71163240	661272
71163257	661566
71163273	661681
71163281	661795
71163299	662825
71163307	663759
71163315	663833
71163331	664512

 EX-5-4

EXHIBIT 5

MORTGAGE LOAN SCHEDULE

PHH

Servicer ID	Originator Loan ID
7111960667	30001241
7111961038	3000007108
7111961087	487210
7111961350	3000006233
7111961426	1205095
7111961517	19704529
7111961533	50551494
7111962192	201168
7111962366	10704335
7111962747	1211908
7112070078	500732
7112070144	60722426
7112072058	2163075
7112072116	61705875
7112072132	19704769
7112072264	203255
7112072272	60721135
7112072405	61706262
7112072512	50553034
7112072652	19704540
7112072660	60723180
7112072694	50553503
7112072710	89051148
7112072967	1823031037
7112073163	1823040410
7112073205	1823040862
7112073254	1823041011
7112073338	1823041441
7112073494	1823050064
7112074047	6000772886
7112074195	6000768462
7112074294	6000717410
7111962333	2145085

 EX-5-5

EXHIBIT 5

MORTGAGE LOAN SCHEDULE

SHELLPOINT

Servicer ID	Originator Loan ID
555855973	644820
555851357	800625
555851362	801646
555854132	370029932_Jf30
555854903	1450625684
555854904	1450626294
555854912	1450684905
555854925	140054085
555854932	150054528
555854933	140054578
555856093	80031720
555857335	1434202980
555857338	1433873211
555857351	1434203806
555857358	1433872734
555857360	1434203178
555857364	451043963
555857379	637073
555861771	4134616270
555861772	Sv150002659
555861773	Wh150004152
555861774	4216870
555861775	4230610
555861776	4248583
555861777	4260652
555861778	8252771
555861779	Wh150004197
555861780	140054073
555861781	140054150
555861782	140054188
555861783	150054189
555861784	150054699
555861785	150054725
555861786	150054863
555861787	150054882
555862720	451041911

 EX-5-6

555862721	451046272
555862722	7340107191
555862723	140054176
555862725	150054125
555862726	150054786
555862727	1197197
555862728	1203783
555862729	1217311
555862730	1230551
555862731	1232542
555862732	140811000000
555862733	140811000000
555862734	140911000000
555863164	451054411
555863165	131502098
555863166	140911000000
555863167	141011000000
555863168	1434616791
555863169	11412046577
567246217	D150117523
567248989	6001156
567248990	6002189
567248991	D141117004
567248992	430358869
568475974	900003209
568475975	3515058909
568480411	1420455
568480412	Pfn150186
568481637	45039799
568481638	765012175
568481639	1102000082
568481640	1600140000000
568481641	8060029256
568481642	8060093237
568481643	8060113852
568481644	8060114694
568481645	8060114744
568481646	8060115634
568481647	8060166124
568481648	12101500000000
568481649	Sv150003062
568481650	1600002726
568481651	1601000816
568481652	8060139899
568481653	8060110106

 EX-5-7

EXHIBIT 5

MORTGAGE LOAN SCHEDULE

SPS

Servicer ID	Originator Loan ID
15604903	3335070
17307265	9851000675
17521527	C150255519
17585738	201506777
17612409	72100000164
17618463	2337150252
17618984	201442576
17619164	W150457404
17619172	201502592
17622051	1000019458
17624875	589307
17751405	W150560164
17772567	2263150350
17778028	582349
17778390	PTL1503x764540
17778408	1321150000000
17778424	1400093769
17778457	12000001415
17778515	9851001391
17778556	3358282
17778572	3355648
17778747	1400154678
17778887	4100005983
17778895	3111005146
17779141	6450105134
17779158	6152200032
17787094	2314013658
17787102	52200000993
17787185	1900150407139
17787193	W150661784
17789520	PC1503127408
17789587	5404120001
17795725	6451301315
17812942	201513282
17813031	65600000034
17813072	1756470004

 EX-5-8

17813098	1833740353
17813122	2448947495
17813155	2809925457
17813163	7814525197
17813171	7975825118
17813197	8204543079
17813254	2867107116
17813262	3648736809
17813288	3948219832
17813320	4604107674
17813361	8239431773
17813403	3332257267
17813411	3338559063
17813429	3338637186
17813445	3339521726
17813460	3340916820
17813478	3341122589
17813486	3341263236
17813494	3341591060
17813502	3341608638
17813510	3342675271
17813528	3342729912
17813544	3342830067
17813551	3342895978
17813569	3343025008
17813585	3343044823
17813593	3343162834
17813619	3343245119
17813627	3343255188
17813643	3343380857
17813718	3342427421
17813734	3342468854
17813742	3342479463

 EX-5-9

EXHIBIT 6

FORM OF LOST NOTE AFFIDAVIT

I, as ___________________________ (title) of Wells Fargo Bank, N.A. (the “Custodian”), am authorized to make this Affidavit on behalf of Wells Fargo Bank, N.A. In connection with the administration of the Mortgage Loans held by Wells Fargo Bank, N.A., as Custodian, on behalf of Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, solely as Trustee (the “Trustee”) of Oaks Mortgage Trust Series 2015-2, Mortgage Pass-Through Certificates, Series 2015-2 (the “Trust”), _______________ (hereinafter called “Deponent”), being duly sworn, deposes and says that:

1.	Custodian’s address is:

Wells Fargo Bank, N.A.
751 Kasota Avenue
Minneapolis, Minnesota 55414
Attention: Client Manager – Oaks Mortgage Trust Series 2015-2

2.	Custodian previously delivered to the Trustee a signed Trust Receipt and Initial Certification with respect to such Mortgage Note;

3.	Such Mortgage Note is not outstanding pursuant to a request for release of documents and receipt;

4.	Aforesaid Mortgage Note (hereinafter called the “Original”) has been lost;

5.	Deponent has made or has caused to be made diligent search for Original and has been unable to find or recover same;

6.	The Custodian was the Custodian of the Original at the time of loss; and

7.	Deponent agrees that, if said Original should ever come into Custodian’s possession, custody or power, Custodian will immediately and without consideration surrender Original to the Trustee.

8.	Deponent hereby agrees that the Custodian shall indemnify and hold harmless the Trust, its successors, and assigns, against any loss, liability or damage, including reasonable attorney’s fees, resulting solely from the unavailability of the Original, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that it has already purchased a Mortgage Loan evidenced by the lost Mortgage Note or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a purchased Mortgage Loan evidenced by the Original, (iv) the issuance of new promissory note in lieu thereof and (v) any claim whether or not based upon or arising from honoring or refusing to honor the Original when presented by anyone.

9.	This Affidavit is intended to be relied on by [______], its successors, and assigns and _______________________ represents and warrants that it has the authority to perform its obligations under this Lost Note Affidavit.

 EX-6-1

EXECUTED THIS ____ day of _______, 20_, on behalf of the Custodian by:

Signature

Typed Name

State of California}

County of Orange}

On ________________________, before me, _________________________________Notary Public, personally appeared ___________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

Witness my hand and official seal.

Notary signature

 EX-6-2

EXHIBIT 7

FORM OF CREDIT FILE CERTIFICATION

Oaks Funding LLC 540 Madison Avenue, 19th Floor New York, New York 10022	WILMINGTON SAVINGS FUND SOCIETY, FSB, D/B/A CHRISTIANA TRUST as Trustee under the Pooling and Servicing Agreement 500 Delaware Avenue, 11th Floor Wilmington, Delaware 19801

Wells Fargo Bank, N.A. 9062 Old Annapolis Road Columbia, Maryland 21045-1951	Five Oaks Acquisition Corp. 540 Madison Avenue, 19th Floor New York, New York 10022

Re:	Oaks Mortgage Trust Series 2015-2, Mortgage Pass-Through Certificates, Series 2015-2, Custodial Agreement, dated as of November 1, 2015, among Wilmington Savings Fund Society, FSB, D/B/A Christiana Trust, as Trustee, Oaks Funding LLC, as Depositor, and Wells Fargo Bank, N.A., as Custodian

Ladies and Gentlemen:

In accordance with the provisions of Section 2(b)(iii) of the above referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that, except as noted on the attached Credit File Exception Report:

(1) (a) it is in receipt of a Credit File for each Mortgage Loan; (b) each Credit File includes the Credit Documents and at least one (1) Miscellaneous Image and

(2) (a) [it is in receipt / it is not in receipt] of the Underwriting Guidelines.

The Custodian makes no representations as to, and shall not be responsible to verify, (i) the validity, legality, enforceability, perfectibility, due authorization, recordability, sufficiency, or genuineness of any of the Credit Files or (ii) the collectability, insurability, effectiveness or suitability of any such Credit File.

 EX-7-1

All capitalized terms used but not defined herein shall have the meanings set forth in the Custodial Agreement.

WELLS FARGO BANK, N.A.,
as Custodian

By:
Name:
Title

 EX-7-2

EXHIBIT 8

ADDRESSES OF MASTER SERVICER AND SERVICERS FOR NOTICES

New Penn Financial, LLC d/b/a Shellpoint Mortgage Servicing One Liberty Square 55 Beattie Place Greenville, South Carolina 29601	PHH Mortgage Corporation One Mortgage Way Mount Laurel, New Jersey 08054

CENLAR FSB Cenlar FSB 425 Phillips Boulevard Ewing, New Jersey 08618 Attention: Gregory S. Tornquist, Chairman, President & CEO Phone: (609) 883-3900 Facsimile: (609) 538-4006	SELECT PORTFOLIO SERVICING, INC. 3815 South West Temple Salt Lake City, UT 84115

MASTER SERVICER 751 Kasota Avenue Minneapolis, Minnesota 55414

 EX-8-1

EXHIBIT 9

REQUEST FOR ELECTRONIC IMAGE

OF CREDIT FILE

To:	Wells Fargo Bank, N.A.	Date:

751 Kasota Avenue

Minneapolis, MN 55414

Attn: WFDC - [Relationship Manager] – FOAC2015-2

Re:	Custodial Agreement dated as of [______], by and among WILMINGTON SAVINGS FUND SOCIETY, FSB, D/B/A CHRISTIANA TRUST, a federal savings bank organized under the laws of the United States having an address at 500 Delaware Avenue, 11th Floor, Wilmington, Delaware 19801, Attention: Corporate Trust - Oaks Mortgage Trust Series 2015-2, not individually, but solely as trustee under the Pooling and Servicing Agreement for Oaks Mortgage Trust Series 2015-2, Mortgage Pass-Through Certificates, Series 2015-2 (the “Trust”), OAKS FUNDING LLC, a Delaware limited liability company having an address at 540 Madison Avenue, 19th Floor, New York, New York 10022, as depositor (the “Depositor”), and Wells Fargo Bank, N.A., as Custodian (the “Custodial Agreement”)

In connection with the Credit File and Underwriting Guidelines described below and held by you as Custodian on behalf of the Trustee pursuant to the above-captioned Custodial Agreement, we request the image of such Credit File or Underwriting Guidelines.

Credit File Number:

Investor Loan Number:	Pool Number:

Credit File Name, Address & Zip Code:

Document(s) Requested:

___	Electronic image of the Credit File (Trustee or Designated Agent only)

___	Electronic image of the Underwriting Guidelines (Trustee or Designated Agent only)

By:
(Authorized Signature)

Printed Name:

Trustee or Designated Agent name:

Secure repository for delivery:

Phone:

 EX-9-1

SCHEDULE A

MORTGAGE LOAN SCHEDULE

CENLAR

Servicer ID	Originator Loan ID
49969165	257275
49969249	498791
49969371	509024
49969413	513560
49969447	492666
49969553	517482
49969579	522133
49969603	50557696
49969637	60723158
49969652	61706260
49969710	50547951
49969736	19705242
49969769	60722353
49969801	60722157
49969835	50560298
49969884	14711357
49969900	CH140930259
58343997	6000772209
58344045	6000779733
58344136	6000798691
58379215	6000719614
58379389	6000795895
64032451	7230045986
64032469	72300047826
66358839	510056
66358847	522257
66358862	509942
66358904	500671
66358946	514676
66359019	60723300
66359050	205495
66359092	505806
66359522	3000015523
66359597	30001702
66359639	528572
66359647	500938

Schedule A-1

66359696	50553173
66359720	1194199
66359860	14711661
66360017	50557279
66360082	50561781
66360207	50568683
66360553	533770
66360694	89233456
66360959	89678387
66361064	88722624
66361213	51500298
66361239	3000013213
66361247	30004874
66361254	50575757
66361262	50569270
66361296	19706632
66361304	642010
66361320	300003978
66361338	53500644
66361353	557752
66361361	521703
66361387	547136
66361395	88929468
66361411	210425
66361437	700006304
66361445	553034
66361452	209454
66361460	554536
66361478	2915010284
66361486	89517973
66361494	F021411M3134
66361510	550551
66361536	565422
66361551	89630594
66361577	89741748
66361601	16715399
66361619	50580798
66361635	3000044853
66361650	543492
66361676	88970958
66361684	90391756
66361700	89947352
66361718	89781652

Schedule A-2

66361726	50567681
66361742	209692
66361759	208989
66361775	212465
66361783	3000057871
66361791	2991502025
66361809	600006372
66361817	700006370
66361825	571077
66361833	574037
66361858	549770
66361866	213959
66361874	2411004713
66361890	558016
66361908	569746
66361916	89879126
66361940	600006611
66361957	90666207
66361965	90130790
66361973	569801
66361999	60726717
66362005	2252153038
66362021	213676
66362054	6301104239
66362062	214260
66362088	16717200
66362104	214935
66362112	214696
66362120	16715761
66362138	51500679
66362179	214977
66362187	6301103232
66362195	16713476
66362211	61708713
66362229	90908005
66362302	90742313
66362310	53500795
66362328	90899592
66362377	201015000000
71162630	636999
71162648	638678
71162655	640595
71162697	645203

Schedule A-3

71162705	645427
71162713	645856
71162721	646614
71162739	646824
71162770	650294
71162788	650747
71162796	651199
71162846	653980
71162903	655878
71162911	656030
71162937	657568
71162945	657783
71162952	658090
71162960	658504
71162994	658916
71163018	659004
71163026	659131
71163034	659273
71163042	659395
71163067	659832
71163083	660077
71163109	660219
71163117	660309
71163125	660466
71163133	660500
71163158	660533
71163166	660569
71163174	660705
71163182	660751
71163190	660854
71163208	660975
71163224	661073
71163240	661272
71163257	661566
71163273	661681
71163281	661795
71163299	662825
71163307	663759
71163315	663833
71163331	664512

Schedule A-4

PHH

Servicer ID	Originator Loan ID
7111960667	30001241
7111961038	3000007108
7111961087	487210
7111961350	3000006233
7111961426	1205095
7111961517	19704529
7111961533	50551494
7111962192	201168
7111962366	10704335
7111962747	1211908
7112070078	500732
7112070144	60722426
7112072058	2163075
7112072116	61705875
7112072132	19704769
7112072264	203255
7112072272	60721135
7112072405	61706262
7112072512	50553034
7112072652	19704540
7112072660	60723180
7112072694	50553503
7112072710	89051148
7112072967	1823031037
7112073163	1823040410
7112073205	1823040862
7112073254	1823041011
7112073338	1823041441
7112073494	1823050064
7112074047	6000772886
7112074195	6000768462
7112074294	6000717410
7111962333	2145085

Schedule A-5

SHELLPOINT

Servicer ID	Originator Loan ID
555855973	644820
555851357	800625
555851362	801646
555854132	370029932_Jf30
555854903	1450625684
555854904	1450626294
555854912	1450684905
555854925	140054085
555854932	150054528
555854933	140054578
555856093	80031720
555857335	1434202980
555857338	1433873211
555857351	1434203806
555857358	1433872734
555857360	1434203178
555857364	451043963
555857379	637073
555861771	4134616270
555861772	Sv150002659
555861773	Wh150004152
555861774	4216870
555861775	4230610
555861776	4248583
555861777	4260652
555861778	8252771
555861779	Wh150004197
555861780	140054073
555861781	140054150
555861782	140054188
555861783	150054189
555861784	150054699
555861785	150054725
555861786	150054863
555861787	150054882
555862720	451041911
555862721	451046272
555862722	7340107191
555862723	140054176
555862725	150054125

Schedule A-6

555862726	150054786
555862727	1197197
555862728	1203783
555862729	1217311
555862730	1230551
555862731	1232542
555862732	140811000000
555862733	140811000000
555862734	140911000000
555863164	451054411
555863165	131502098
555863166	140911000000
555863167	141011000000
555863168	1434616791
555863169	11412046577
567246217	D150117523
567248989	6001156
567248990	6002189
567248991	D141117004
567248992	430358869
568475974	900003209
568475975	3515058909
568480411	1420455
568480412	Pfn150186
568481637	45039799
568481638	765012175
568481639	1102000082
568481640	1600140000000
568481641	8060029256
568481642	8060093237
568481643	8060113852
568481644	8060114694
568481645	8060114744
568481646	8060115634
568481647	8060166124
568481648	12101500000000
568481649	Sv150003062
568481650	1600002726
568481651	1601000816
568481652	8060139899
568481653	8060110106

Schedule A-7

SPS

Servicer ID	Originator Loan ID
15604903	3335070
17307265	9851000675
17521527	C150255519
17585738	201506777
17612409	72100000164
17618463	2337150252
17618984	201442576
17619164	W150457404
17619172	201502592
17622051	1000019458
17624875	589307
17751405	W150560164
17772567	2263150350
17778028	582349
17778390	PTL1503x764540
17778408	1321150000000
17778424	1400093769
17778457	12000001415
17778515	9851001391
17778556	3358282
17778572	3355648
17778747	1400154678
17778887	4100005983
17778895	3111005146
17779141	6450105134
17779158	6152200032
17787094	2314013658
17787102	52200000993
17787185	1900150407139
17787193	W150661784
17789520	PC1503127408
17789587	5404120001
17795725	6451301315
17812942	201513282
17813031	65600000034
17813072	1756470004
17813098	1833740353
17813122	2448947495
17813155	2809925457
17813163	7814525197

Schedule A-8

17813171	7975825118
17813197	8204543079
17813254	2867107116
17813262	3648736809
17813288	3948219832
17813320	4604107674
17813361	8239431773
17813403	3332257267
17813411	3338559063
17813429	3338637186
17813445	3339521726
17813460	3340916820
17813478	3341122589
17813486	3341263236
17813494	3341591060
17813502	3341608638
17813510	3342675271
17813528	3342729912
17813544	3342830067
17813551	3342895978
17813569	3343025008
17813585	3343044823
17813593	3343162834
17813619	3343245119
17813627	3343255188
17813643	3343380857
17813718	3342427421
17813734	3342468854
17813742	3342479463

Schedule A-9